                                                            File Number 33-85496

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment Number


                  Post-Effective Amendment Number 12          X


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               Amendment Number 3             X


                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
             (formerly The Minnesota Mutual Life Insurance Company)
                               (Name of Depositor)

                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
               (Depositor's Telephone Number, including Area Code)

                               Dennis E. Prohofsky
             Executive Vice President, General Counsel and Secretary
                        Minnesota Life Insurance Company
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and Address of Agent for Service)

                                    Copy to:
                              J. Sumner Jones, Esq.
                              Jones & Blouch L.L.P.
                         1025 Thomas Jefferson St., N.W.
                                 Suite 410 East
                             Washington, D.C. 20007

It is proposed that this filing will become effective (check appropriate box):


         immediately upon filing pursuant to paragraph (b) of Rule 485
     ---



      X  on September 22, 2003 pursuant to paragraph (b) of Rule 485
     ---


         60 days after filing pursuant to paragraph (a)(1) of Rule 485
     ---

         on (date) pursuant to paragraph (a)(1) of Rule 485
     ---

If appropriate, check the following:

         this post-effective amendment designates a new effective date for a
     ---
          previously filed post-effective amendment.

Title of Securities Being Registered: Group Variable Universal Life Insurance Contracts and Certificates.

PART A: INFORMATION REQUIRED IN A PROSPECTUS

Item Number     Caption in Prospectus
     1.         Front and Back Cover Pages

     2.         Benefit Summary: Benefits and Risks

     3.         Risk/Benefit Summary: Fee Table

     4.         General Description of Minnesota Life Variable Universal Life
                Account, Minnesota Life Insurance Company, Advantus Series Fund,
                Inc., Fidelity Variable Insurance Products Funds, and Janus
                Aspen Series

     5.         Charges

     6.         General Description of Contracts

     7.         Premiums

     8.         Death Benefits and Contract Values

     9.         Surrenders, Partial Surrenders, and Partial Withdrawals

    10.         Loans

    11.         Lapse and Reinstatement

    12.         Taxes

    13.         Legal Proceedings

    14.         Financial Statements

SUPPLEMENT DATED SEPTEMBER 22, 2003 TO THE VARIABLE GROUP UNIVERSAL LIFE INSURANCE PROSPECTUS ("VGUL PROSPECTUS") DATED MAY 1, 2003.



The date of the Prospectus is hereby changed from May 1, 2003 to September 22, 2003.



     - Effective September 22, 2003, the Advantus Series Fund portfolios shown below were merged into the W&R Target Funds portfolios as shown below. This information amends the first page of the VGUL Prospectus and the section entitled "What variable investment options are available".



 ADVANTUS SERIES FUND, INC.                                        W&R TARGET FUNDS, INC.
 Advantus Growth Portfolio                          Merged Into    W&R Growth Portfolio

 Advantus Asset Allocation Portfolio                Merged Into    W&R Balanced Portfolio

 Advantus Capital Appreciation Portfolio            Merged Into    W&R Growth Portfolio

 Advantus International Stock Portfolio             Merged Into    W&R International II Portfolio

 Advantus Small Company Growth Portfolio            Merged Into    W&R Small Cap Growth Portfolio

 Advantus Value Stock Portfolio                     Merged Into    W&R Value Portfolio

 Advantus Small Company Value Portfolio             Merged Into    W&R Small Cap Value Portfolio

 Advantus Core Equity Portfolio                     Merged Into    W&R Core Equity Portfolio

 Advantus Micro-Cap Growth Portfolio                Merged Into    W&R Micro Cap Growth Portfolio



Additional information about each of these funds may be found in their prospectuses.



     - The following language amends the first page of the VGUL Prospectus:



The separate account, through its sub-accounts, invests its assets in shares of Advantus Series Fund, Inc. (the "Series Fund"), Fidelity's Variable Insurance Products Funds ("Fidelity VIP" or "VIP"), Janus Aspen Series and W&R Target Funds, Inc. (collectively the "Funds"). The number 22 where it appears in the 4th paragraph of the first page is hereby amended to be 21.



     - The following language is added to the section entitled "Minnesota Life Variable Universal Life Account":



The number 22 where it appears in the third paragraph is hereby amended to be 21.



The separate account currently invests in the Series Fund, Fidelity VIP, Janus Aspen Series and W&R Target Funds.



Waddell & Reed Investment Management Company acts as the investment adviser to W&R Target Funds, Inc. For more information about W&R Target Funds, Inc. see the W&R Target Funds, Inc. prospectus.

     - The following amends the table located in the section entitled "Minnesota Life Variable Universal Life Account":



                                                           INVESTMENT                           INVESTMENT
               FUND/PORTFOLIO                                ADVISER                            SUB-ADVISER
               --------------                              ----------                           -----------
 W&R TARGET FUNDS INC.:

 W&R Growth Portfolio                           Waddell & Reed Investment
                                                Management Company

 W&R Balanced Portfolio                         Waddell & Reed Investment
                                                Management Company

 W&R International II Portfolio                 Waddell & Reed Investment            Templeton Investment Counsel, LLC
                                                Management Company

 W&R Small Cap Growth Portfolio                 Waddell & Reed Investment
                                                Management Company

 W&R Value Portfolio                            Waddell & Reed Investment
                                                Management Company

 W&R Small Cap Value Portfolio                  Waddell & Reed Investment            State Street Research &
                                                Management Company                   Management Company

 W&R Core Equity Portfolio                      Waddell & Reed Investment
                                                Management Company

 W&R Micro Cap Growth Portfolio                 Waddell & Reed Investment            Wall Street Associates
                                                Management Company



     - The following information is added to the VGUL Prospectus section entitled "Fund Charges":



Waddell & Reed Investment Management Company acts as the investment adviser to W&R Target Funds, Inc. The advisory fees for the W&R Target Funds, Inc. are made pursuant to a contractual arrangement between Waddell & Reed Investment Management Company and W&R Target Funds, Inc. For more information about W&R Target Funds, Inc. see the W&R Target Funds, Inc. prospectus.



     - At the close of business, on November 21, 2003, the Growth Sub-Account and the Capital Appreciation Sub-Account, both of which invest in the Waddell & Reed Target Growth Fund, will be combined into the Growth Sub-Account. The underlying investment option for the Growth Sub-Account will remain unchanged. Contracts or policies with units in the Capital Appreciation Sub-Account will be credited with a number of units of the Growth Sub-Account having the same aggregate value on that day and the Capital Appreciation Sub-Account will be closed. After that date, premium allocations, transfer requests and other service designations for the Capital Appreciation Sub-Account will be directed to the Growth Sub-Account.

                                                                      PROSPECTUS

                                                         MINNESOTA LIFE VARIABLE
                                                          UNIVERSAL LIFE ACCOUNT
                                                Minnesota Life Insurance Company

Variable Universal Life Insurance Policy

This prospectus describes Variable Universal Life Insurance policies and certificates issued by Minnesota Life Insurance Company ("Minnesota Life", "we", "us" or "our").

The policies are designed for use in group-sponsored insurance programs to provide life insurance protection and the flexibility to vary premium payments. Certificates are documents, generally held by individuals, setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract or group policy is the Minnesota Life Variable Group Universal Life Insurance Policy issued to the group contractholder. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued. All references to a certificate in this prospectus shall include individual policies issued in this manner.

Subject to the limitations in the group policy, the certificate and this prospectus, the owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Life called the Minnesota Life Variable Universal Life Account ("separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with the separate account and its sub-accounts. Subject to the limitations in the group policy, the certificate and this prospectus, net premiums may also be allocated to a guaranteed account of Minnesota Life.

The separate account, through its sub-accounts, invests its assets in shares of Advantus Series Fund, Inc. (the "Series Fund"), Fidelity's Variable Insurance Products Funds ("Fidelity VIP" or "VIP") and Janus Aspen Series (collectively the "Funds"). The Funds offer their shares exclusively to variable insurance products and certain qualified plans and have 22 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:

SERIES FUND                                      - Index 400 Mid-Cap Portfolio
- Growth Portfolio                               - Core Equity Portfolio
- Bond Portfolio                                  (Advantus Macro-Cap Value Portfolio was
- Money Market Portfolio                         renamed Advantus Core Equity Portfolio
- Asset Allocation Portfolio                     effective May 1, 2003)
- Mortgage Securities Portfolio                  - Micro-Cap Growth Portfolio
- Index 500 Portfolio                            - Real Estate Securities Portfolio
- Capital Appreciation Portfolio                 FIDELITY VIP
- International Stock Portfolio                  - VIP Contrafund(R) Portfolio: Initial Class
- Small Company Growth Portfolio                 Shares
- Maturing Government Bond Portfolio (target     - VIP Equity-Income Portfolio: Initial Class
maturity of 2010)                                Shares
- Value Stock Portfolio                          - VIP High Income Portfolio: Initial Class
- Small Company Value Portfolio                  Shares
- International Bond Portfolio                   JANUS ASPEN SERIES
 (Advantus Global Bond Portfolio was renamed     - Janus Aspen Series Capital Appreciation
  Advantus International Bond Portfolio            Portfolio--Service Shares
  effective May 1, 2003)                         - Janus Aspen Series International Growth
                                                   Portfolio--Service Shares

Although the Maturing Government Bond Portfolio with a target maturity of 2006 is referenced in this prospectus, it is not available for premium allocations or transfers.

This prospectus must be accompanied by the current prospectuses of the Funds. This prospectus should be read carefully and retained for future reference.

The group policy and the certificates issued thereunder have not been approved or disapproved by the Securities and Exchange Commission ("SEC"). Neither the SEC nor any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus is not an offering in any jurisdiction in which the offering would be unlawful. We have not authorized any dealer, salesman, or other person to give any information or make any representations in connection with this offering other than those contained in the prospectus, and, if given or made, you should not rely on them.

The date of this prospectus and the statement of additional information is May 1, 2003

Minnesota Life Insurance Company

400 Robert Street North
St. Paul, Minnesota 55101-2098                             [MINNESOTA LIFE LOGO]

TABLE OF CONTENTS

                                                                Page
Questions and Answers about the Variable Group Universal
  Life Insurance Contract...................................      2
General Descriptions........................................      9
     Minnesota Life Insurance Company.......................      9
     Minnesota Life Variable Universal Life Account.........      9
     Additions, Deletions or Substitutions..................     11
     Voting Rights..........................................     12
     The Guaranteed Account.................................     12
     Summary Information....................................     12
          Guaranteed Account Value..........................     13
Charges.....................................................     13
     Premium Expense Charges................................     13
          Sales Charge......................................     14
          Premium Tax Charge................................     14
          Federal Tax Charge................................     14
     Account Value Charges..................................     14
          Monthly Deduction.................................     14
          Partial Surrender Charge..........................     16
          Transfer Charge...................................     16
          Additional Benefits Charges.......................     16
     Separate Account Charges...............................     16
     Fund Charges...........................................     16
     Guarantee of Certain Charges...........................     17
Information about the Group Policy and Certificates.........     18
     Applications and Issuance..............................     18
     Dollar Cost Averaging..................................     18
     Free Look..............................................     19
     Conversion Right to an Individual Policy...............     19
     Continuation of Group Coverage.........................     19
     Additional Benefits....................................     20
          Accelerated Benefits Rider........................     20
          Waiver of Premium Rider...........................     20
          Accidental Death and Dismemberment Rider..........     20
          Child Rider.......................................     20
          Spouse Rider......................................     20
          Policyholder Contribution Rider...................     20
     General Matters Relating to the Certificate............     20
          Postponement of Payments..........................     20
          The Certificate...................................     21
          Control of Certificate............................     21
          Maturity..........................................     21
          Beneficiary.......................................     21
          Change of Beneficiary.............................     21
          Settlement Options................................     22
          Certificate Changes...............................     22
          Conformity with Statutes..........................     23
          Claims of Creditors...............................     23
          Incontestability..................................     23
          Assignment........................................     23
          Suicide...........................................     23
          Misstatement of Age...............................     23
          Experience Credits................................     23
          Reports...........................................     24

                                                                Page
     General Provisions of the Group Contract...............     24
          Issuance..........................................     24
          Termination.......................................     24
          Right to Examine Group Contract...................     24
          Entire Group Contract.............................     24
          Ownership of Group Contract and Group Contract
          Changes...........................................     24
Certificate Premiums........................................     25
     Premium Limitations....................................     25
     Allocation of Net Premiums and Account Value...........     25
Death Benefit and Account Values............................     26
     Change in Face Amount..................................     28
          Increases.........................................     28
          Decreases.........................................     28
     Payment of Death Benefit Proceeds......................     28
     Account Values.........................................     29
          Determination of the Guaranteed Account Value.....     29
          Determination of the Separate Account Value.......     29
          Unit Value........................................     30
          Net Investment Factor.............................     30
          Daily Values......................................     30
Surrenders, Partial Surrenders and Transfers................     31
     Transfers..............................................     32
Loans.......................................................     33
     Loan Interest..........................................     34
     Loan Repayments........................................     34
Lapse and Reinstatement.....................................     35
     Lapse..................................................     35
     Reinstatement..........................................     35
Federal Tax Status..........................................     36
     Distribution of Certificates...........................     39
Other Matters...............................................     39
     Legal Proceedings......................................     39
     Registration Statement.................................     39
     Financial Statements...................................     40
Statement of Additional Information.........................     41

QUESTIONS AND ANSWERS ABOUT THE VARIABLE GROUP UNIVERSAL LIFE INSURANCE CONTRACT

SUMMARY OF BENEFITS AND RISKS
     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.
     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the sub-accounts of the separate account. The choice of available investment options ("sub-accounts") is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a partial surrender from his/her certificate, surrender all of his/her certificate or take certificate loans. Each certificate has a minimum Face Amount of death coverage. The death benefit of a certificate may be greater than its Face Amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.

RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the certificate.
     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values and is unsuitable as a short-term investment vehicle.
     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.
     Certificate loans may increase the risk of certificate lapse, may have a negative effect on a certificate's cash value and may reduce a certificate's death benefit.
     In some circumstances, experience credits, loans and amounts received from a partial surrender or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax could be imposed. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.
     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?
     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).
     An adjustable benefit certificate has a stated face amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The face amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans. We will also deduct from the face amount any unpaid monthly deduction. The face amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.
     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as monthly charges may be deducted from the existing balance in the certificate's net cash value. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.
     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.
     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?
     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The variable investment options invest in a separate account. The separate account we use for our group contracts is called the Minnesota Life Variable Universal Life Account. The separate account keeps its assets separate from those of Minnesota Life. The separate account has sub-accounts which invest in corresponding Portfolios of the Funds. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Funds. The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a partial surrender or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?
     Yes. The account value of a certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value. The certificate also offers the owner the opportunity to have the account value appreciate more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease with investment experience.

     Subject to the limitations in the group policy, the certificate and this prospectus, owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under the heading "The Guaranteed Account."

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?
     The separate account currently invests in 22 Portfolios of the Funds. Not all of the Portfolios of the Funds may be made available for investment by the separate account. The group sponsor may select which Portfolios will be made available to owners under its insurance program. The group sponsor is the employer, association or organization that is sponsoring a program of insurance for the group members. The Maturing Government Bond Portfolio with a maturity of 2006 is referenced in this prospectus, but it is not available for premium allocations or transfers. We reserve the right to add, combine or remove other eligible Funds or Portfolios. Owners may choose from the following Portfolios of the Funds:

  Series Fund Portfolios include:

     Growth Portfolio
     Bond Portfolio
     Money Market Portfolio
     Asset Allocation Portfolio
     Mortgage Securities Portfolio
     Index 500 Portfolio
     Capital Appreciation Portfolio
     International Stock Portfolio
     Small Company Growth Portfolio
     Maturing Government Bond
       Portfolio--2010
     Value Stock Portfolio
     Small Company Value Portfolio
     International Bond Portfolio
     Index 400 Mid-Cap Portfolio
     Core Equity Portfolio
     Micro-Cap Growth Portfolio
     Real Estate Securities Portfolio

  Additional Fund Portfolios include:

     Fidelity VIP Contrafund Portfolio: Initial
       Class Shares
     Fidelity VIP Equity-Income Portfolio:
       Initial Class Shares
     Fidelity VIP High Income Portfolio: Initial
       Class Shares
     Janus Aspen Series Capital Appreciation
       Portfolio--Service Shares
     Janus Aspen Series International Growth
       Portfolio--Service Shares
     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. You should carefully review each Fund prospectus before purchasing the contract.

HOW CAN NET PREMIUMS BE ALLOCATED?
     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?
     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the face amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the face amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current face amount (less any unpaid monthly deduction). The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.
     The group sponsor may choose one of two death benefit options for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group sponsor shall remain unchanged.

     There is a minimum initial face amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?
     We believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.
     The tax treatment described above relating to distributions is available only for certificates not described as "modified endowment contracts." For federal income tax purposes, certificates described as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits, loans and amounts received from a partial surrender or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:
-   is made on or after the owner attains age 59 1/2,
-   is attributable to the owner becoming disabled, or
- is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.
     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a seven-pay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.
     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?
     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:
-   to provide retirement income,
-   as collateral for a loan,
- to continue some amount of insurance protection without payment of premiums, or
-   to obtain cash by surrendering the certificate in full or in part.
     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the headings "Death Benefit and Account Values", "Surrenders, Partial Surrenders and Transfers" and "Loans" of this prospectus.
     In general, the owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)
     A surrender or partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group-sponsored insurance program. The minimum will never exceed $500. The maximum partial surrender amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?
     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are fully described under the heading "Charges" of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the portfolios of the Funds. We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we incur with respect to the separate account or the certificates.

FEE TABLES
     The following tables describe the fees and expenses that an owner will pay when buying, owning and surrendering the certificate. The first table describes the fees and expenses that the owner will pay at the time that he or she buys the certificate, surrenders the certificate, or transfers cash value between available investment options.

                                TRANSACTION FEES

Charge                                       When Charge is Deducted         Amount Deducted
------                                      --------------------------    ----------------------
Maximum Sales Charge Imposed on
  Premiums................................  From Each Premium Payment*    5 percent of Premium+
Maximum Premium Tax Charge................  From Each Premium Payment*    4 percent of Premium+
Maximum Federal Tax Charge**..............  From Each Premium Payment*    1.25 percent of
                                                                          Premium++
Maximum Deferred Sales Charge.............  None                          N/A
Maximum Partial Surrender Fee.............  From Each Partial             Lesser of $25 or 2
                                            Surrender                     percent of Partial
                                                                          Surrender Amount+
Maximum Transfer Fee......................  Upon Each Transfer+++         $10+++

------------
  * The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.

  ** The federal tax charge is not included in the line item for premium tax charges. For a discussion of the federal tax charge see the "Federal Tax Charge" section of this prospectus.

  + Actual fee varies based on the group-sponsored insurance program under which the certificate is issued.

 ++ For certificates considered to be individual under OBRA the charge will not exceed 1.25 percent of premium. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.25 percent of premium (for group-sponsored programs implemented prior to April 1, 2000) or 0.35 percent of premium (for group-sponsored programs implemented on or after April 1, 2000).

+++ There is currently no transfer fee. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including the fees and expenses detailed in fund operating expense tables below.

              PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

Charge                                 When Charge is Deducted                Amount Deducted
------                             -------------------------------    -------------------------------
COST OF INSURANCE(1)
  MAXIMUM & MINIMUM CHARGE.....    Certificate Date and Each          Maximum: $25.26 Per Month Per
                                   Subsequent Monthly Anniversary     $1,000 of Coverage
                                                                      Minimum: $0.03 Per Month Per
                                                                      $1,000 of Coverage
  REPRESENTATIVE CHARGE FOR A
  45 YEAR OLD NON-SMOKING
  CERTIFICATEHOLDER............    Certificate Date and Each          $0.11 Per Month Per $1,000 of
                                   Subsequent Monthly Anniversary     Coverage
MORTALITY AND EXPENSE RISK
  CHARGE(2)....................    Each day a sub-account is          Maximum: 0.50 percent of
                                   priced                             average daily assets of the
                                                                      separate account per year
ANNUAL MAINTENANCE FEE.........    None                               N/A
ADMINISTRATION CHARGE..........    Certificate Date and Each          Maximum: $4 Per Month
                                   Subsequent Monthly Anniversary
LOAN INTEREST CHARGE...........    Each Monthly Anniversary           8 percent of Policy Loan Per
                                                                      Year(3)
ACCIDENTAL DEATH AND
DISMEMBERMENT CHARGE(4)........    Certificate Date and Each          Maximum: $0.10 Per Month Per
                                   Subsequent Monthly Anniversary     $1,000 of Coverage
WAIVER OF PREMIUM CHARGE(4)....    Certificate Date and Each          Maximum: 50 percent of the Cost
                                   Subsequent Monthly Anniversary     of Insurance charge
CHILD RIDER CHARGE(4)..........    Certificate Date and Each          Maximum: $0.35 Per Month Per
                                   Subsequent Monthly Anniversary     $1,000 of Coverage
SPOUSE RIDER CHARGE(1)(4)
  MAXIMUM & MINIMUM CHARGE.....    Certificate Date and Each          Maximum: $25.26 Per Month Per
                                   Subsequent Monthly Anniversary     $1,000 of Coverage
                                                                      Minimum: $0.03 Per Month Per
                                                                      $1,000 of Coverage
  REPRESENTATIVE CHARGE FOR A
  45 YEAR OLD NON-SMOKING
  CERTIFICATEHOLDER............    Certificate Date and Each          Representative: $0.11 Per Month
                                   Subsequent Monthly Anniversary     Per $1,000 of Coverage

------------
(1) The charges will vary depending upon the insured's age and, depending upon the group sponsored insurance program, smoking status. The charges noted may not be representative of the charges that a particular certificate owner would pay. For information regarding the specific cost of insurance rate that will apply to a particular certificate, please contact Minnesota Life at 1-800-843-8358, during normal business hours of 8:00 a.m. to 4:45 p.m., Central Standard Time.

(2) The mortality and expense risk charge will vary based on the group-sponsored insurance program under which the certificate is issued. Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts.

(3) Interest is also credited to the amount of the certificate loan at a rate not less than 6 percent per year. For a complete discussion of loan interest charges and credits see the "Loan Interest" section of this prospectus.

(4) This certificate option is not available in all group sponsored insurance programs. The actual charge may vary depending upon the group sponsored insurance program.

The next table describes the total annual Fund operating expenses. The table shows the minimum and maximum total annual Fund operating expenses. More detailed information concerning the management fees, distribution (12b-1) fees (if applicable) and other expenses of the Series Fund, VIP and Janus Aspen Series is contained in the prospectus for each Portfolio.
     Unless otherwise noted, expenses are shown as of December 31, 2002, and are shown as a percentage of average daily net assets for the described Portfolios.

                      TOTAL ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

Fee Description                                                 Minimum        Maximum
---------------                                                 -------        -------
Total Annual Fund Operating Expenses........................  .43 percent    1.45 percent

------------

* The operating expense information presented in this table does not reflect fee waivers and expense reductions of the Funds. In general, Fund advisers are free to discontinue the waivers and reductions at any time. For more detailed information about the fee and expense charges, fee waivers (if applicable) and expense reductions (if applicable) for a particular Fund Portfolio please see that Fund's prospectus.

                                                            GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY
     We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam. Any benefits due and owing pursuant to a certificate are obligations of Minnesota Life.

MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
     On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.
     We are the legal owner of the assets in the separate account. The obligations to group contract and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.
     The separate account has 22 sub-accounts which are available under the contracts offered by this prospectus. Each sub-account invests in shares of a corresponding Portfolio of the Funds. Not all of the Portfolios of the Funds may be available for investment by the separate account. Although the Maturing Government Bond Portfolio with a maturity of 2006 is referenced in this prospectus, it is not available for premium allocations or transfers.
     The separate account currently invests in the Series Fund, Fidelity VIP and Janus Aspen Series. The Funds prospectuses accompany this prospectus. For additional copies please call us at 1-800-843-8358.
     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.
     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

     Advantus Capital Management, Inc. ("Advantus Capital") acts as the investment adviser to the Advantus Series Fund. Advantus Capital is a wholly-owned subsidiary of Securian Financial Group, Inc. For more information about the Advantus Series Fund, see the prospectus of Advantus Series Fund, Inc. which accompanies this prospectus.
     The Fidelity Management and Research Company ("FMR"), a subsidiary of FMR Corp., is adviser to Fidelity VIP. For more information about Fidelity VIP, see the prospectuses of the Variable Insurance Products Funds which accompany this prospectus.
     Janus Capital is the adviser to Janus Aspen Series. For information about Janus Aspen Series and its portfolios, see the prospectuses for Janus Aspen Series which accompany this prospectus.

Fund/Portfolio                    Investment Adviser               Investment Sub-Adviser
--------------                 -------------------------   --------------------------------------
SERIES FUND:
Growth Portfolio.............  Waddell & Reed Investment
                               Management Co.
Bond Portfolio...............  Advantus Capital
Money Market Portfolio.......  Advantus Capital
Asset Allocation Portfolio...  Waddell & Reed Investment
                               Management Co.
Mortgage Securities
  Portfolio..................  Advantus Capital
Index 500 Portfolio..........  Advantus Capital
Capital Appreciation
  Portfolio..................  Waddell & Reed Investment
                               Management Co.
International Stock
  Portfolio..................  Advantus Capital            Templeton Investment Counsel, LLC
Small Company Growth
  Portfolio..................  Advantus Capital            Credit Suisse Asset Management, LLC
Maturing Government Bond
  Portfolio--2010............  Advantus Capital
Value Stock Portfolio........  Waddell & Reed Investment
                               Management Co.
Small Company Value
  Portfolio..................  Advantus Capital            State Street Research & Management
                                                           Company
International Bond
  Portfolio..................  Advantus Capital            Julius Baer Investment Management Inc.
Index 400 Mid-Cap
  Portfolio..................  Advantus Capital
Core Equity Portfolio........  Waddell & Reed Investment
                               Management Co.
Micro-Cap Growth Portfolio...  Advantus Capital            Wall Street Associates
Real Estate Securities
  Portfolio..................  Advantus Capital
FIDELITY VIP
Contrafund Portfolio:
  Initial Class Shares.......  Fidelity Management &       FMR Co., Inc., Fidelity Management &
                               Research Company            Research (U.K.) Inc., Fidelity
                                                           Management & Research (Far East) Inc.
                                                           and Fidelity Investments Japan Limited
Equity-Income Portfolio:
  Initial Class Shares.......  Fidelity Management &       FMR Co., Inc.
                               Research Company
High Income Portfolio:
  Initial Class Shares.......  Fidelity Management &       FMR Co., Inc., Fidelity Management &
                               Research Company            Research (U.K.) Inc., Fidelity
                                                           Management & Research (Far East) Inc.
                                                           and Fidelity Investments Japan Limited
JANUS ASPEN SERIES
Capital Appreciation
  Portfolio--Service
  Shares.....................  Janus Capital
International Growth
  Portfolio--Service
  Shares.....................  Janus Capital

ADDITIONS, DELETIONS OR SUBSTITUTIONS
     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.
     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Funds should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.
     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.
     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to de-register the separate account under the Investment Company Act of 1940.
     Shares of the Portfolios of the Series Fund are also sold to other of our separate accounts and to separate accounts of Northstar Life Insurance Company, which are used to receive and invest premiums paid under other variable annuity contracts and variable life contracts issued by us. Portfolio shares are also offered to certain other unaffiliated life insurance companies to fund such separate accounts.
     Shares of VIP are also sold to other life insurance companies' separate accounts, for the purpose of funding other variable annuity and variable life insurance contracts.
     Shares of Janus Aspen Series are also sold to other life insurance companies' separate accounts for the purpose of funding variable life contracts and variable annuity contracts, and are also available under certain qualified retirement plans.
     The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS
     We will vote the shares of the Funds held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Funds in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Funds in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Funds. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited in writing prior to the meeting in accordance with procedures established by the Funds. We will vote shares of the Funds held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account. Each owner having a voting interest will receive proxy material, reports and other material relating to the Funds.
     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Funds if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT
     The guaranteed account is assets other than the loan account that are attributable to a certificate and held in our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.
     Because of exemptive and exclusionary provisions, interests in Minnesota Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION
     Minnesota Life's general account consists of all assets owned by Minnesota

Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.
     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the heading "Transfers." Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.

GUARANTEED ACCOUNT VALUE Minnesota Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 the minimum guaranteed annual rate is 3 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.
     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value in the guaranteed account. However, the loan account value will be credited interest at a rate which is not less than 6 percent per annum.

                                                                         CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.
     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Funds.

PREMIUM EXPENSE CHARGES
     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value.

SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).
     The amount of the sales charge in any certificate year cannot be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge, the cost of insurance charge or the administration charge.

PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. The state and/or jurisdiction in which a group policy is issued may impose taxes that are higher or lower than the premium taxes actually imposed on the group policy. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

FEDERAL TAX CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. This has resulted in an additional corporate income tax liability for insurance companies. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for the additional corporate taxes we pay for these policies. For group-sponsored programs implemented prior to April 1, 2000, the charge will not exceed 0.25 percent of premium. For group-sponsored programs implemented on or after April 1, 2000, the charge will not exceed 0.35 percent of premium. OBRA imposes a higher certificate acquisition expense to be capitalized on certificates deemed to be individual contracts under OBRA which results in significantly higher corporate income tax liability for those deemed individual contracts. Thus, under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the federal tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES
     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.
     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, the expected average certificate size, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.
     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained age and rate class by the net amount at risk for each certificate month. The attained age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.
     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.
     Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.
     Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group sponsor will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.
     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. These guaranteed rates are 125 percent of the maximum rates that could be charged based on 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the 1980 CSO Table because we may use a simplified underwriting approach and may issue certificates that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. (For purposes of premiums under

Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)

PARTIAL SURRENDER CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.

TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charges associated with them. For a complete discussion of additional benefits see the "Additional Benefits" section of this prospectus.

SEPARATE ACCOUNT CHARGES
     We assess a mortality and expense risk charge directly against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the certificate is issued. The annual rate will not exceed ..50 percent of the average daily assets of the separate account. The mortality and expense risk charge compensates us for assuming the risk that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.
     Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts. Differences in mortality and expense risk arise principally from the fact that:
(1) the factors used to determine cost of insurance and administration charges are more uncertain for some group-sponsored insurance programs than for others; and (2) our ability to recover any unexpected mortality and administration costs will also vary from group-sponsored insurance program to group-sponsored insurance program, depending on the charges established for policies issued under the group-sponsored insurance program, and on other financial factors.
     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes. No such charge or provision is made at the present time.

FUND CHARGES
     Shares of the Funds are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Funds. Advisory fees and portfolio expense fees of the Fund are described in each Fund's prospectus.
     Advantus Capital acts as the investment adviser to the Series Fund. Advantus Capital is a wholly-owned subsidiary of Minnesota Life. The advisory fees for the Advantus Series Fund are made pursuant to a contractual agreement between the Advantus Series Fund and Advantus Capital. For more information about the Series Fund, see the prospectus of Advantus Series Fund, Inc., which accompanies this prospectus.
     FMR, a subsidiary of FMR Corp., is adviser to each of the VIP High Income Portfolio, VIP Equity-Income Portfolio and VIP II Contrafund Portfolio. The advisory fees for VIP are made pursuant to a contractual agreement between VIP and FMR. For more information about these Funds, see the prospectus of the Variable Insurance Products Funds which accompany this prospectus.
     Janus Capital is the adviser to Janus Aspen Series. The advisory fees for Janus Aspen Series are made pursuant to a contractual agreement between Janus Aspen Series and Janus Capital. For more information about Janus Aspen Series and its portfolios, see the prospectuses for Janus Aspen Series which accompany this prospectus.

GUARANTEE OF CERTAIN CHARGES
     We will not increase the following charges for group policies: (1) the maximum sales charge; (2) the maximum premium tax charge; (3) the federal tax charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge; (5) the maximum administration charge; (6) the maximum partial surrender transaction charge; (7) the maximum transfer charge; and (8) the maximum separate account charge for mortality and expense risk.

INFORMATION ABOUT THE GROUP POLICY AND CERTIFICATES

APPLICATIONS AND ISSUANCE
     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a certificate under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Minnesota Life at its home office. Individuals wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office. If the application is approved, we will issue either a certificate or an individual policy to give to the owner. The issue of a group contract or an individual policy and their associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.
     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.
     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

DOLLAR COST AVERAGING
     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Series Fund Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.
     To elect dollar cost averaging the owner must have at least $3,000 in the Series Fund Money Market Sub-Account. The automatic transfer amount from the Series Fund Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.
     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Series Fund Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.
     An owner may instruct us at any time to terminate the dollar cost averaging election by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Series Fund Money Market Sub-Account unless a transfer request is made. Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK
     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid.
     A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.
     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made, we will increase the certificate's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONVERSION RIGHT TO AN INDIVIDUAL POLICY
     If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group contract terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group contract to an individual policy of life insurance with us subject to the following:
- The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.
- The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance. We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.
- If the insured should die within 31 days of the date that the group contract terminates, the full amount of insurance that could have been converted under this policy will be paid.
     In the case of the termination of the group contract, we may require that an insured under a certificate issued under the group contract be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.

CONTINUATION OF GROUP COVERAGE
     If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the certificate is no longer in force or the limitations below are true as of the date eligibility ends:
-   The group contract has terminated; or
- The owner has less than the required minimum in his or her net cash value after deduction of charges for the month in which eligibility ends. The required minimum will vary based on the group-sponsored program under which the certificate is issued. The minimum will never be higher than $250.
     The insurance amount will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to policies under the group contract that have not been continued under this provision.
     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder. A contractholder is an entity that is issued a group contract.

ADDITIONAL BENEFITS
     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the certificate riders providing the additional benefits may vary from state to state, and the certificate should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.

ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefits payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.

WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled, subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the timeframes specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, the child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.

GENERAL MATTERS RELATING TO THE CERTIFICATE

POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds for a certificate with an Option B death benefit, for which the account value portion of the death benefit is determined as of the date of payment, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest for the period that payment is postponed at the greater of the minimum guaranteed annual rate or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment only: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in face amount and any signed application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the certificate and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the signed application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the certificate. Any change to the certificate must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Minnesota Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the group policy or certificate or to waive any of its provisions.

CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.

MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.

BENEFICIARY The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.
     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the following order of priority:
-   the insured's lawful spouse, if living; otherwise
-   the personal representative of the insured's estate.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records.
     After it has been so recorded, it will take effect as of the date the owner signed the request.
     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.
     We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.
     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.
     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the investment performance of the separate account.
- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.
- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.
- LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.
- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.
     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.
     Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.

CERTIFICATE CHANGES We reserve the right to limit the number of certificate changes to one per certificate year and to restrict such changes in the first certificate year. For this purpose, changes include increases or decreases in face amount. No change will be permitted that would result in the death benefit under a certificate being included in gross income due to not satisfying the requirements of Section 7702 of the Internal

Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES If any provision in a certificate is in conflict with the laws of the state governing the certificate, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS Except as provided by law, neither the certificate nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY After a certificate has been in force during the insured's lifetime for two years from the certificate date, we cannot contest the insurance for any loss that is incurred more than two years after the certificate date, unless the net cash value has dropped below the amount necessary to pay the insured's cost of insurance on the insured's life. However, if there has been an increase in the amount of insurance for which we required evidence of insurability, then, to the extent of the increase, any loss which occurs within two years of the effective date of the increase will be contestable. We may elect to waive our right to contest the insurance for any loss that is incurred within two years after the certificate issue date where the certificate replaces existing coverage.

ASSIGNMENT The certificate may be assigned. However, we will not be bound by any assignment unless it is in writing and filed at our home office in St. Paul, Minnesota, and we send the owner an acknowledged copy. We assume no responsibility for the validity or effect of any assignment of the certificate or of any interest in it. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment. A valid assignment will take precedence over any claim of a beneficiary.

SUICIDE If the insured, whether sane or insane, dies by suicide within two years of the original certificate date, our liability will be limited to an amount equal to the premiums paid for the certificate. If there has been a face amount increase for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the increase, our liability with respect to the increase will be limited to an amount equal to the premiums paid for that increase.
     If the insured is a Missouri citizen when the certificate is issued, this provision does not apply on the issue date of the certificate, or on the effective date of any increase in face amount, unless the insured intended suicide when the certificate, or any increase in face amount, was applied for.
     If the insured is a citizen of Colorado or North Dakota, the duration of this suicide provision is for one year instead of two.

MISSTATEMENT OF AGE If the age of the insured has been misstated, the death benefit and account value will be adjusted. The adjustment will be the difference between two amounts accumulated with interest. These two amounts are:
-   the monthly cost of insurance charges that were paid; and
- the monthly cost of insurance charges that should have been paid based on the insured's correct age.
     The interest rates used are the rates that were used in accumulating guaranteed account values for that time period.

EXPERIENCE CREDITS Each year we will determine if the certificate will receive an experience credit. Experience credits, if received, may be added to the owner's account value or, if the owner elects, they may be paid in cash. Experience credits will vary based on the terms, claims experience and cost of insurance for the group-sponsored insurance program under which the group contract is issued. We will determine experience credits pursuant to our established actuarial procedures. We do not expect any experience credits will be declared.
     An experience credit applied to the account value will be allocated to the guaranteed account or to the sub-accounts of the separate account in accordance with the owner's current instructions for the allocation of net premiums. In the absence of such instructions, experience credits will be allocated to the guaranteed account value and separate account value in the same proportion that those account values bear to the net cash value and, as to the account value in the separate account, to each sub-account in the proportion that the sub-account value bears to the separate account value.

REPORTS Each year we will send the owner a report. At a minimum, the report will include the account value, the face amount, and the death benefit as of the date of the report, the premiums paid during the year, loan activity and the certificate value. The report will be sent to the owner without cost. The report will be as of a date within two months of its mailing.

GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Life at our home office.

TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non-payment of premiums or where, during any twelve month period, the aggregate specified face amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, certificates may be allowed to convert to individual coverage as described under the heading "Conversion Privilege to an Individual Certificate."
     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.
     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.

OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. The group contract may be changed or amended by agreement between us and the contractholder without the consent of, or notice to, any person claiming rights or benefits under the group contract. However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates.

                                                            CERTIFICATE PREMIUMS

     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first month's deductions. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.
     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.
     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Privilege to an Individual Policy".) The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)

PREMIUM LIMITATIONS
     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE
     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Funds. Net premiums are valued as of the end of the valuation period in which they are received. For a discussion of valuation periods see the "Unit Value" section of this prospectus.
     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.
     Where the contractholder owns all the certificates and in certain other circumstances (for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue or certificate change to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period. We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.
     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 0 percent to 50 percent. Under certain group-sponsored insurance programs we have exercised this right by prohibiting allocations to the guaranteed account. Any such prohibitions will be identified in the certificates.

DEATH BENEFIT AND ACCOUNT VALUES

     If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected by the contractholder.
     The group sponsor may choose one of two death benefit options for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group-sponsor shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The face amount elected must be at least the minimum stated on the specifications page of the certificate.

OPTION A -- LEVEL DEATH BENEFIT
     The amount of the death benefit for Option A is determined as follows:
- the face amount of insurance on the insured's date of death while the certificate is in force; plus
- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; less
-   any outstanding certificate loans and accrued loan interest charged; less
- any unpaid monthly deductions determined as of the date of the insured's death.

OPTION B -- INCREASING DEATH BENEFIT
     The amount of the death benefit for Option B is determined as follows:
- the face amount of insurance on the insured's date of death while the certificate is in force; plus
- the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus
- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; plus
-   any monthly deductions taken under the certificate since the date of death;
    less
-   any outstanding certificate loans and accrued loan interest charged; less
- any unpaid monthly deductions determined as of the date of the insured's death.
     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The group sponsor must select the same test for all certificates. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under
Section 7702.
     The Cash Value Accumulation Test requires that the death benefit be greater than the account value times a specified percentage. The Guideline Premium/Cash Value Corridor Test limits the amount of premiums which may be paid in addition to requiring that the death benefit be greater than the account value times a specified percentage. Each certificate will be tested when premiums are paid, at the end of each month and at death for compliance to the test chosen for that certificate. Under either test, if the death benefit is not greater than the applicable percentage of the account value, we will increase the face amount or return premium with interest to maintain compliance with IRC Section 7702.
     For the Cash Value Accumulation Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies by the age and underwriting class of the insured. The following table contains illustrative applicable percentages for this test for the non-tobacco underwriting class:

                             Applicable
Attained Age                 Percentage
------------                 ----------
35.........................     432.4%
45.........................     310.2
55.........................     226.9
65.........................     171.8
75.........................     137.5

     For the Guideline Premium/Cash Value Corridor Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies only by the age of the insured. The following table contains the applicable percentages for the account value portion of this test:

                             Applicable
Attained Age                 Percentage
------------                 ----------
40 & below.................     250%
41.........................     243
42.........................     236
43.........................     229
44.........................     222
45.........................     215
46.........................     209
47.........................     203
48.........................     197
49.........................     191
50.........................     185
51.........................     178
52.........................     171
53.........................     164
54.........................     157
55.........................     150
56.........................     146
57.........................     142
58.........................     138
59.........................     134
60.........................     130
61.........................     128
62.........................     126
63.........................     124
64.........................     122
65.........................     120
66.........................     119
67.........................     118
68.........................     117
69.........................     116
70.........................     115
71.........................     113
72.........................     111
73.........................     109
74.........................     107
75-90......................     105
91.........................     104
92.........................     103
93.........................     102
94.........................     101
95.........................     100

     Several factors that may influence the premium limit under the Guideline Premium/ Cash Value Corridor Test include: the current and past face amounts of the certificate, the certificate year, the age at certificate issue, the age at any face amount change, and the underwriting class of the insured as well as the charges under the certificate. You may call us at (800) 843-8358, during our normal business hours of 8:00 a.m. to 4:45 p.m.,

Central time, if you would like us to calculate the maximum premium you may pay under your certificate for this test. If you pay up to the maximum premium amount your certificate may become a modified endowment contract. (See "Federal Tax Status".)

CHANGE IN FACE AMOUNT
     Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a certificate. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the face amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract. More information on this subject and possible federal income tax consequences of this result is provided under the heading "Federal Tax Status."

INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.
     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)

DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

PAYMENT OF DEATH BENEFIT PROCEEDS
     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit under the option elected. The death benefit proceeds will also include any amounts payable under any riders.
     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)
     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. (See "Postponement of Payments".) Under Option A death benefit, interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of the death proceeds. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.
     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement (See "Settlement Options").
     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options").
     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES
     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.
     We will send the owner a report each year advising the owner of the certificate's account value, the face amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.
     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the heading "Transfers."

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see "General Matters Relating to the Certificate" for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value, for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.
     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits, loan interest credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, experience credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this certificate which is assessed at the annual rate stated on the specifications page of the certificate against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:
- the net asset value per share of a share held by the Funds in the sub-account of the separate account determined at the end of the current valuation period; plus
- the per share amount of any dividend or capital gains distribution by the Funds if the "ex-dividend" date occurs during the current valuation period; with the sum divided by
- the net asset value per share of the share of the Funds held in the sub-account determined at the end of the preceding valuation period.
     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes. Any such charges will be subject to the maximums described in this prospectus.

DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. The net asset value of the Funds' shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central Time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Funds' portfolio securities will not materially affect the current net asset value of such Funds' shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Funds' shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.
     Although the account value for each certificate is determinable on a daily basis, we update our records to reflect that value on each monthly anniversary. We also make certificate value determinations as of the date of the insured's death and on a certificate adjustment, surrender, or lapse. When the certificate value is determined, we will assess and update to the date of the transaction those charges made against the owner's account value, namely the administration charge and the cost of insurance charge. Increases or decreases in certificate values will not be uniform for all certificates but will be affected by certificate transaction activity, cost of insurance charges and the existence of certificate loans.

                                    SURRENDERS, PARTIAL SURRENDERS AND TRANSFERS

     The owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. To make a surrender, the owner sends us a written request for its surrender. The owner is then paid the net cash value of the certificate, computed as of the end of the valuation period during which we receive the surrender request at our home office. That payment can be in cash or, at the option of the owner, can be applied on a settlement option. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)
     A partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group sponsored insurance program. The minimum will never exceed $500. The maximum amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. The maximum will be either:
- (a) minus (b), where (a) is 90 percent of the account value and (b) is any outstanding certificate loans plus accrued certificate loan interest charged; or
-   100 percent of the net cash value.
     The maximum will be identified in the certificate.
     We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account. A partial surrender will cause a decrease in the face amount equal to the amount surrendered if the current death benefit option for the certificate is Option A (level death benefit). A partial surrender has no effect on the face amount if the current death benefit option for a the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.
     On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We reserve the right to restrict or prohibit withdrawals from the guaranteed account. We will tell the owner, on request, what amounts are available for a partial surrender under the certificate.
     A transaction charge will be deducted from the net cash value in connection with a partial surrender for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.
     Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or partial surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.

TRANSFERS
     The certificate allows for transfers of the net cash value among the available sub-accounts of the separate account, and from the guaranteed account to the sub-accounts. Transfers of the net cash value from the sub-accounts to the guaranteed account are available for certificates that allow for premium allocations to the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.
     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the sub-account with the amount transferred. We also reserve the right to limit the number of transfers to one per certificate month.
     There are additional restrictions to transfers involving the guaranteed account. For group-sponsored insurance programs where the certificates do not allow for premium allocations to the guaranteed account, the owner may not transfer amounts into the guaranteed account.
     The following restrictions apply to group-sponsored insurance programs where the guaranteed account is available for premium allocations, to group-sponsored insurance programs where the contractholder owns all the policies and in certain other circumstances (for example, for split-dollar insurance programs). The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account is limited to twenty percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account are limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary. The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.
     For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.
     From time to time the separate account may receive a transfer request that Minnesota Life or the underlying Fund regards as disruptive to the efficient management of the sub-accounts of the separate account or the Fund. This could be because of the timing of the request and the availability of settlement proceeds in the Fund, the size of the transfer amount involved or the trading history of the investor. If the underlying Fund determines that selling securities to satisfy the redemptions could be harmful to the Fund, requested transfers will be denied. The owner will be notified in writing when limitations are imposed upon a transfer request.
     A transfer or exchange from one sub-account to another is generally treated as a simultaneous cancellation of units currently held and the crediting of units where a new investment is desired. The order of redemptions from a Fund will be as follows: all automatic exchanges (for example, dollar cost averaging), written transfer and exchange requests, faxed transfer and exchange requests, and electronic transfer and exchange requests (including telephone and internet transaction site requests). Transfer and exchange requests will be processed in the order of receipt within their respective category. In no event will there be any limitation on redemptions in connection with surrenders, partial surrenders or loans.
     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10, may be imposed in the future.
     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-843-8358 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central Standard Time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-651-665-4827.
     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.
     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. We reserve the right to restrict the frequency of--or otherwise modify, condition, terminate or impose charges upon--electronic transfer privileges. For more information on electronic transfers, contact us.
     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion.

                                                                           LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charged. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.
     Any loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. Loans may be requested in writing, by telephone, by facsimile transmission, or by any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the heading "Transfers."
     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.
     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.
     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

LOAN INTEREST
     The interest rate charged on a certificate loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.
     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added. The new loan will be subject to the same rate of interest as the loan in effect.
     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.
     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS
     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100.
     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.
     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.

                                                         LAPSE AND REINSTATEMENT

LAPSE
     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.
     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate. The grace period does not apply to the first premium payment. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.

REINSTATEMENT
     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.
     The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated increased by the net premiums paid at the time of reinstatement.
     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

FEDERAL TAX STATUS

     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.
     We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.
     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.
     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we generally believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.
     In certain circumstances, owners of variable life insurance contracts may be considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the policies, such as the flexibility to allocate premiums and certificate account values, have not been explicitly addressed in published rulings. While we believe that the certificate does not give you investment control over the separate account assets, we reserve the right to modify the certificate as necessary to prevent you from being treated as the owner of the separate account assets supporting the certificate.
     In addition, the Code requires that the investments of the Variable Universal Life Account be "adequately diversified" in order to treat the certificate as a life insurance contract for federal income tax purposes. We intend that the Variable Universal Life Account, through the Funds and the Portfolios, will satisfy these diversification requirements.
     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.
     On the death of the insured, the death benefit provided by a certificate will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside buildup of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.
     A surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the certificate. An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.
     It should be noted, however, that the tax treatment described above is not available for certificates characterized as a modified endowment contract. In general, certificates with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years cannot exceed the sum of the net level premiums which would be paid under a seven-pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.
     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes the 10 percent additional income tax which would be imposed on the portion of any distribution that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.
     The modified endowment contract rules apply to all contracts entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract. It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. Appropriate adjustments shall be made in determining whether such a certificate meets the seven-pay test by taking into account the previously existing cash surrender value. While certain adjustments described herein may result in a material change, the law provides that any cost of living increase described in regulations and based upon an established broad-based index will not be treated as a material change if any increase is funded ratably over the remaining period during which premiums are required to be paid under the certificate. To date, no regulations under this provision have been issued. Certain reductions in benefits may also cause a certificate to become a modified endowment contract.
     In rare circumstances, if we receive and allocate your premium before its due date, your certificate will become a modified endowment contract. To prevent your certificate from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the Variable Universal Life Account.
     If a certificate becomes a modified endowment contract, distributions that occur during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.
     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.
     Generally, interest paid on any loan under a life insurance contract is not deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.
     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The IRS has recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a certificate for a split dollar insurance plan. There may also be an indirect tax upon the income in the certificate under the federal corporate alternative minimum tax, if the certificate owner is subject to that tax. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.
     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary. A competent tax adviser should be consulted for further information.
     It should be understood that the foregoing description of the federal income tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.
     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

DISTRIBUTION OF CERTIFICATES
     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the policies. Both Securian Financial and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.
     Securian Financial Services, Inc., whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The group policies and certificates are sold in the states where their sale is lawful. The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a certificate is done in accordance with our rules and standards.
     Commissions to registered representatives on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions for certificates under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year.
     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.
     In addition, Securian Financial or Minnesota Life will pay, based uniformly on the sales of the certificates by registered representatives, credits which allow registered representatives (agents) who are responsible for sales of the certificates to attend conventions and other meetings sponsored by Minnesota Life or its affiliates for the purpose of promoting the sale of insurance and/or investment products offered by Minnesota Life and its affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees, etc. The underwriter may also receive amounts from the Funds for services provided under a 12b-1 plan of distribution. For providing these distribution services, the underwriter may receive a fee of 0.25 percent of the average daily net assets of those Portfolios of the Funds which have a

12b-1 fee.

                                                                   OTHER MATTERS

LEGAL PROCEEDINGS
     As an insurance company, we are ordinarily involved in litigation. Minnesota Life is of the opinion that such litigation is not material with respect to the certificates or the separate account.

REGISTRATION STATEMENT
     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Life, the group contracts and certificates. Statements contained in this prospectus as to the contents of group contracts and certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS
     The complete financial statements of Minnesota Life Insurance Company can be found in the Statement of Additional Information. The Statement of Additional Information is available from us at your request.
     To request a Statement of Additional Information call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

                                             STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Universal Life Account and the group contract is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at:
Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.
     Information about Minnesota Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC, 20549-0102. You can also call the SEC at 1-202-942-8090.
     The table of contents for the Statement of Additional Information is as follows:
General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters
Additional Information About Charges
Lapse and Reinstatement
Loans
Financial Statements
Performance Data
Illustrations

Investment Company Act Number 811-8830

                                                                      PROSPECTUS

                                                         MINNESOTA LIFE VARIABLE
                                                          UNIVERSAL LIFE ACCOUNT
                                                Minnesota Life Insurance Company

Variable Universal Life Insurance Policy

This prospectus describes Variable Universal Life Insurance policies and certificates issued by Minnesota Life Insurance Company ("Minnesota Life", "we", "us" or "our").

The policies are designed for use in group-sponsored insurance programs to provide life insurance protection and the flexibility to vary premium payments. Certificates are documents, generally held by individuals, setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract or group policy is the Minnesota Life Variable Group Universal Life Insurance Policy issued to the group contractholder. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued. All references to a certificate in this prospectus shall include individual policies issued in this manner.

Subject to the limitations in the group policy, the certificate and this prospectus, the owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Life called the Minnesota Life Variable Universal Life Account ("separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with the separate account and its sub-accounts. Subject to the limitations in the group policy, the certificate and this prospectus, net premiums may also be allocated to a guaranteed account of Minnesota Life.

The separate account, through its sub-accounts, invests its assets in shares of Fidelity's Variable Insurance Products Funds ("Fidelity VIP" or "VIP"). The Fund offer its shares exclusively to variable insurance products and certain qualified plans and has 20 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:

FIDELITY VIP                                                           - VIP Growth Opportunities Portfolio: Initial Class Shares
- VIP Aggressive Growth Portfolio: Initial Class Shares                - VIP Growth Stock Portfolio: Initial Class Shares
- VIP Asset Manager Portfolio: Initial Class Shares                    - VIP High Income Portfolio: Initial Class Shares
- VIP Asset Manager: Growth Portfolio: Initial Class Shares            - VIP Index 500 Portfolio: Initial Class Shares
- VIP Balanced Portfolio: Initial Class Shares                         - VIP Investment Grade Bond Portfolio: Initial Class Shares
- VIP Contrafund(R) Portfolio: Initial Class Shares                    - VIP Mid Cap Portfolio: Initial Class Shares
- VIP Dynamic Capital Appreciation Portfolio: Initial Class Shares     - VIP Money Market Portfolio: Initial Class Shares
- VIP Equity-Income Portfolio: Initial Class Shares                    - VIP Overseas Portfolio: Initial Class Shares
- VIP Growth Portfolio: Initial Class Shares                           - VIP Real Estate Portfolio: Initial Class Shares
- VIP Growth & Income Portfolio: Initial Class Shares                  - VIP Value Portfolio: Initial Class Shares
                                                                       - VIP Value Strategies Portfolio: Initial Class Shares

This prospectus must be accompanied by the current prospectus of the Fund. This prospectus should be read carefully and retained for future reference.

The group policy and the certificates issued thereunder have not been approved or disapproved by the Securities and Exchange Commission ("SEC"). Neither the SEC nor any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus is not an offering in any jurisdiction in which the offering would be unlawful. We have not authorized any dealer, salesman, or other person to give any information or make any representations in connection with this offering other than those contained in the prospectus, and, if given or made, you should not rely on them.

The date of this prospectus and the statement of additional information is May 1, 2003

Minnesota Life Insurance Company

400 Robert Street North
St. Paul, Minnesota 55101-2098                             [MINNESOTA LIFE LOGO]

TABLE OF CONTENTS

                                                                Page
Questions and Answers about the Variable Group Universal
  Life Insurance Contract...................................      2
General Descriptions........................................      9
     Minnesota Life Insurance Company.......................      9
     Minnesota Life Variable Universal Life Account.........      9
     Additions, Deletions or Substitutions..................     11
     Voting Rights..........................................     12
     The Guaranteed Account.................................     12
     Summary Information....................................     12
          Guaranteed Account Value..........................     13
Charges.....................................................     13
     Premium Expense Charges................................     13
          Sales Charge......................................     13
          Premium Tax Charge................................     14
          Federal Tax Charge................................     14
     Account Value Charges..................................     14
          Monthly Deduction.................................     14
          Partial Surrender Charge..........................     16
          Transfer Charge...................................     16
          Additional Benefits Charges.......................     16
     Separate Account Charges...............................     16
     Fund Charges...........................................     16
     Guarantee of Certain Charges...........................     16
Information about the Group Policy and Certificates.........     17
     Applications and Issuance..............................     17
     Dollar Cost Averaging..................................     17
     Free Look..............................................     18
     Conversion Right to an Individual Policy...............     18
     Continuation of Group Coverage.........................     18
     Additional Benefits....................................     19
          Accelerated Benefits Rider........................     19
          Waiver of Premium Rider...........................     19
          Accidental Death and Dismemberment Rider..........     19
          Child Rider.......................................     19
          Spouse Rider......................................     19
          Policyholder Contribution Rider...................     19
     General Matters Relating to the Certificate............     19
          Postponement of Payments..........................     19
          The Certificate...................................     20
          Control of Certificate............................     20
          Maturity..........................................     20
          Beneficiary.......................................     20
          Change of Beneficiary.............................     20
          Settlement Options................................     21
          Certificate Changes...............................     21
          Conformity with Statutes..........................     21
          Claims of Creditors...............................     22
          Incontestability..................................     22
          Assignment........................................     22
          Suicide...........................................     22
          Misstatement of Age...............................     22
          Experience Credits................................     22
          Reports...........................................     22

                                        I

                                                                Page
     General Provisions of the Group Contract...............     23
          Issuance..........................................     23
          Termination.......................................     23
          Right to Examine Group Contract...................     23
          Entire Group Contract.............................     23
          Ownership of Group Contract and Group Contract
          Changes...........................................     23
Certificate Premiums........................................     24
     Premium Limitations....................................     24
     Allocation of Net Premiums and Account Value...........     24
Death Benefit and Account Values............................     25
     Change in Face Amount..................................     27
          Increases.........................................     27
          Decreases.........................................     27
     Payment of Death Benefit Proceeds......................     27
     Account Values.........................................     28
          Determination of the Guaranteed Account Value.....     28
          Determination of the Separate Account Value.......     28
          Unit Value........................................     29
          Net Investment Factor.............................     29
          Daily Values......................................     29
Surrenders, Partial Surrenders and Transfers................     30
     Transfers..............................................     30
Loans.......................................................     32
     Loan Interest..........................................     33
     Loan Repayments........................................     33
Lapse and Reinstatement.....................................     34
     Lapse..................................................     34
     Reinstatement..........................................     34
Federal Tax Status..........................................     35
     Distribution of Certificates...........................     38
Other Matters...............................................     38
     Legal Proceedings......................................     38
     Registration Statement.................................     38
     Financial Statements...................................     39
Statement of Additional Information.........................     40

                                        II

QUESTIONS AND ANSWERS ABOUT THE VARIABLE GROUP UNIVERSAL LIFE INSURANCE CONTRACT

SUMMARY OF BENEFITS AND RISKS
     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.
     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the sub-accounts of the separate account. The choice of available investment options ("sub-accounts") is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a partial surrender from his/her certificate, surrender all of his/her certificate or take certificate loans. Each certificate has a minimum Face Amount of death coverage. The death benefit of a certificate may be greater than its Face Amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.

RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectus for the Fund which accompanies this prospectus. You should carefully review the Fund prospectus before purchasing the certificate.
     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values and is unsuitable as a short-term investment vehicle.
     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.
     Certificate loans may increase the risk of certificate lapse, may have a negative effect on a certificate's cash value and may reduce a certificate's death benefit.
     In some circumstances, experience credits, loans and amounts received from a partial surrender or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax could be imposed. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.
     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?
     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).
     An adjustable benefit certificate has a stated face amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The face amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans. We will also deduct from the face amount any unpaid monthly deduction. The face amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.
     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as monthly charges may be deducted from the existing balance in the certificate's net cash value. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.
     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.
     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?
     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The variable investment options invest in a separate account. The separate account we use for our group contracts is called the Minnesota Life Variable Universal Life Account. The separate account keeps its assets separate from those of Minnesota Life. The separate account has sub-accounts which invest in corresponding Portfolios of the Fund. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Fund. The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a partial surrender or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?
     Yes. The account value of a certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value. The certificate also offers the owner the opportunity to have the account value appreciate more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease with investment experience.

     Subject to the limitations in the group policy, the certificate and this prospectus, owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under the heading "The Guaranteed Account."

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?
     The separate account currently invests in 20 Portfolios of the Fund. Not all of the Portfolios of the Fund may be made available for investment by the separate account. The group sponsor may select which Portfolios will be made available to owners under its insurance program. The group sponsor is the employer, association or organization that is sponsoring a program of insurance for the group members. We reserve the right to add, combine or remove other eligible Fund or Portfolios. Owners may choose from the following Portfolios of the Fund:

  Fidelity VIP Portfolios include:

     VIP Aggressive Growth Portfolio: Initial
       Class Shares
     VIP Asset Manager Portfolio: Initial Class
       Shares
     VIP Asset Manager: Growth Portfolio:
       Initial Class Shares
     VIP Balanced Portfolio: Initial Class
       Shares
     VIP Contrafund(R) Portfolio: Initial Class
       Shares
     VIP Dynamic Capital Appreciation
       Portfolio: Initial Class Shares
     VIP Equity-Income Portfolio: Initial Class
       Shares
     VIP Growth Portfolio: Initial Class Shares
     VIP Growth & Income Portfolio: Initial
       Class Shares
     VIP Growth Opportunities Portfolio: Initial
       Class Shares
     VIP Growth Stock Portfolio: Initial Class
       Shares
     VIP High Income Portfolio: Initial Class
       Shares
     VIP Index 500 Portfolio: Initial Class
       Shares
     VIP Investment Grade Bond Portfolio:
       Initial Class Shares
     VIP Mid Cap Portfolio: Initial Class
       Shares
     VIP Money Market Portfolio: Initial Class
       Shares
     VIP Overseas Portfolio: Initial Class
       Shares
     VIP Real Estate Portfolio: Initial Class
       Shares
     VIP Value Portfolio: Initial Class Shares
     VIP Value Strategies Portfolio: Initial
       Class Shares
     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectus for the Fund which accompany this prospectus. You should carefully review the Fund prospectus before purchasing the contract.

HOW CAN NET PREMIUMS BE ALLOCATED?
     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?
     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the face amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the face amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current face amount (less any unpaid monthly deduction). The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.

     The group sponsor may choose one of two death benefit options for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group sponsor shall remain unchanged.
     There is a minimum initial face amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?
     We believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.
     Tax treatment described above relating to distributions is available only for certificates not described as "modified endowment contracts." For federal income tax purposes, certificates described as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits, loans and amounts received from a partial surrender or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:
-   is made on or after the owner attains age 59 1/2,
-   is attributable to the owner becoming disabled, or
- is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.
     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a seven-pay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.
     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?
     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:
-   to provide retirement income,
-   as collateral for a loan,
- to continue some amount of insurance protection without payment of premiums, or
-   to obtain cash by surrendering the certificate in full or in part.
     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the headings "Death Benefit and Account Values", "Surrenders, Partial Surrenders and Transfers" and "Loans" of this prospectus.
     In general, the owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)
     A surrender or partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group-sponsored insurance program. The minimum will never exceed $500. The maximum partial surrender amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?
     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are fully described under the heading "Charges" of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the portfolios of the Fund. We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we incur with respect to the separate account or the certificates.

FEE TABLES
     The following tables describe the fees and expenses that an owner will pay when buying, owning and surrendering the certificate. The first table describes the fees and expenses that the owner will pay at the time that he or she buys the certificate, surrenders the certificate, or transfers cash value between available investment options.

                                TRANSACTION FEES

Charge                                           When Charge is Deducted       Amount Deducted
------                                           -----------------------    ----------------------
Maximum Sales Charge Imposed on Premiums.......  From Each Premium          5 percent of Premium+
                                                 Payment*
Maximum Premium Tax Charge.....................  From Each Premium          4 percent of Premium+
                                                 Payment*
Maximum Federal Tax Charge**...................  From Each Premium          1.25 percent of
                                                 Payment*                   Premium++
Maximum Deferred Sales Charge..................  None                       N/A
Maximum Partial Surrender Fee..................  From Each Partial          Lesser of $25 or 2
                                                 Surrender                  percent of Partial
                                                                            Surrender Amount+
Maximum Transfer Fee...........................  Upon Each Transfer+++      $10+++

------------
  * The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.

 ** The federal tax charge is not included in the line item for premium tax charges. For a discussion of the federal tax charge see the "Federal Tax Charge" section of this prospectus.

  + Actual fee varies based on the group-sponsored insurance program under which the certificate is issued.

 ++ For certificates considered to be individual under OBRA the charge will not exceed 1.25 percent of premium. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.25 percent of premium (for group-sponsored programs implemented prior to April 1, 2000) or 0.35 percent of premium (for group-sponsored programs implemented on or after April 1, 2000).

+++ There is currently no transfer fee. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including the fees and expenses detailed in fund operating expense tables below.

              PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

Charge                                 When Charge is Deducted                Amount Deducted
------                             -------------------------------    -------------------------------
COST OF INSURANCE(1)
  MAXIMUM & MINIMUM CHARGE.....    Certificate Date and Each          Maximum: $25.26 Per Month Per
                                   Subsequent Monthly Anniversary     $1,000 of Coverage
                                                                      Minimum: $0.03 Per Month Per
                                                                      $1,000 of Coverage
  REPRESENTATIVE CHARGE FOR A
  45 YEAR OLD NON-SMOKING
  CERTIFICATEHOLDER............    Certificate Date and Each          $0.11 Per Month Per $1,000 of
                                   Subsequent Monthly Anniversary     Coverage
MORTALITY AND EXPENSE RISK
  CHARGE(2)....................    Each day a sub-account is          Maximum: 0.50 percent of
                                   priced                             average daily assets of the
                                                                      separate account per year
ANNUAL MAINTENANCE FEE.........    None                               N/A
ADMINISTRATION CHARGE..........    Certificate Date and Each          Maximum: $4 Per Month
                                   Subsequent Monthly Anniversary
LOAN INTEREST CHARGE...........    Each Monthly Anniversary           8 percent of Policy Loan Per
                                                                      Year(3)
ACCIDENTAL DEATH AND
DISMEMBERMENT CHARGE(4)........    Certificate Date and Each          Maximum: $0.10 Per Month Per
                                   Subsequent Monthly Anniversary     $1,000 of Coverage
WAIVER OF PREMIUM CHARGE(4)....    Certificate Date and Each          Maximum: 50 percent of the Cost
                                   Subsequent Monthly Anniversary     of Insurance charge
CHILD RIDER CHARGE(4)..........    Certificate Date and Each          Maximum: $0.35 Per Month Per
                                   Subsequent Monthly Anniversary     $1,000 of Coverage
SPOUSE RIDER CHARGE(1)(4)
  MAXIMUM & MINIMUM CHARGE.....    Certificate Date and Each          Maximum: $25.26 Per Month Per
                                   Subsequent Monthly Anniversary     $1,000 of Coverage
                                                                      Minimum: $0.03 Per Month Per
                                                                      $1000 of Coverage
  REPRESENTATIVE CHARGE FOR A
  45 YEAR OLD NON-SMOKING
  CERTIFICATEHOLDER............    Certificate Date and Each          Representative: $0.11 Per Month
                                   Subsequent Monthly Anniversary     Per $1,000 of Coverage

------------
(1) The charges will vary depending upon the insured's age and, depending upon the group sponsored insurance program, smoking status. The charges noted may not be representative of the charges that a particular certificate owner would pay. For information regarding the specific cost of insurance rate that will apply to a particular certificate, please contact Minnesota Life at 1-800-843-8358, during normal business hours of 8:00 a.m. to 4:45 p.m., Central time.

(2) The mortality and expense risk charge will vary based on the group-sponsored insurance program under which the certificate is issued. Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts.

(3) Interest is also credited to the amount of the certificate loan at a rate not less than 6 percent per year. For a complete discussion of loan interest charges and credits see the "Loan Interest" section of this prospectus.

(4) This certificate option is not available in all group sponsored insurance programs. The actual charge may vary depending upon the group sponsored insurance program.

     The next table describes the total annual Fund operating expenses. The table shows the minimum and maximum total annual Fund operating expenses. More detailed information concerning the management fees, distribution (12b-1) fees (if applicable) and other expenses of VIP is contained in the prospectus for each Portfolio.
     Unless otherwise noted, expenses are shown as of December 31, 2002, and are shown as a percentage of average daily net assets for the described Portfolios.

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

Fee Description                                                 Minimum        Maximum
---------------                                                 -------        -------
Total Annual Fund Operating Expenses........................  .29 percent    3.60 percent

------------

* The operating expense information presented in this table does not reflect fee waivers and expense reductions of the Fund. In general, Fund advisers are free to discontinue the waivers and reductions at any time. For more detailed information about the fee and expense charges, fee waivers (if applicable) and expense reductions (if applicable) for a particular Fund Portfolio please see the Fund's prospectus.

                                                            GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY
     We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam. Any benefits due and owing pursuant to a certificate are obligations of Minnesota Life.

MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
     On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.
     We are the legal owner of the assets in the separate account. The obligations to group contract and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.
     The separate account has 20 sub-accounts which are available under the contracts offered by this prospectus. Each sub-account invests in shares of a corresponding Portfolio of the Fund. Not all of the Portfolios of the Fund may be available for investment by the separate account.
     The separate account currently invests in Fidelity VIP. The Fund's prospectus accompanies this prospectus. For additional copies please call us at 1-800-843-8358.
     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.
     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

     The Fidelity Management and Research Company ("FMR"), a subsidiary of FMR Corp., is adviser to Fidelity VIP. For more information about Fidelity VIP, see the prospectuses of the Variable Insurance Products Funds which accompany this prospectus.

Fund/Portfolio                       Investment Adviser
--------------                                                     Sub-Adviser Investment+
                                    ---------------------   --------------------------------------
FIDELITY VARIABLE INSURANCE
  PRODUCTS FUNDS:
Aggressive Growth Portfolio:
  Initial Class Shares............  Fidelity Management &   FMR U.K., FMR Far East, FIJ, FMRC
                                    Research
Asset Manager Portfolio: Initial
  Class Shares....................  Fidelity Management &   FMR U.K., FMR Far East, FIJ, FMRC
                                    Research
Asset Manager: Growth Portfolio:
  Initial Class Shares............  Fidelity Management &   FMR U.K., FMR Far East, FIJ, FMRC
                                    Research
Balanced Portfolio: Initial Class
  Shares..........................  Fidelity Management &   FMR U.K., FMR Far East, FIJ, FMRC
                                    Research
Contrafund(R) Portfolio: Initial
  Class Shares....................  Fidelity Management &   FMR U.K., FMR Far East, FIJ, FMRC
                                    Research
Dynamic Capital Appreciation
  Portfolio: Initial Class
  Shares..........................  Fidelity Management &   FMR U.K., FMR Far East, FIJ, FMRC
                                    Research
Equity-Income Portfolio: Initial
  Class Shares....................  Fidelity Management &   FMRC
                                    Research
Growth Portfolio: Initial Class
  Shares..........................  Fidelity Management &   FMRC
                                    Research
Growth & Income Portfolio: Initial
  Class Shares....................  Fidelity Management &   FMR U.K., FMR Far East, FIJ, FMRC
                                    Research
Growth Opportunities Portfolio:
  Initial Class Shares............  Fidelity Management &   FMR U.K., FMR Far East, FIJ, FMRC
                                    Research
Growth Stock Portfolio: Initial
  Class Shares....................  Fidelity Management &
                                    Research
High Income Portfolio: Initial
  Class Shares....................  Fidelity Management &   FMR U.K., FMR Far East, FIJ, FMRC
                                    Research
Index 500 Portfolio: Initial Class
  Shares..........................  Fidelity Management &   FMRC
                                    Research
Investment Grade Bond Portfolio:
  Initial Class Shares............  Fidelity Management &   FIMM
                                    Research
Mid Cap Portfolio: Initial Class
  Shares..........................  Fidelity Management &   FMR U.K., FMR Far East, FIJ, FMRC
                                    Research
Money Market Portfolio: Initial
  Class Shares....................  Fidelity Management &   FIMM
                                    Research
Overseas Portfolio: Initial Class
  Shares..........................  Fidelity Management &   FMR U.K., FMR Far East, FIIA,
                                    Research                FIIA(U.K.)L, FIJ, FMRC
Real Estate Portfolio: Initial
  Class Shares....................  Fidelity Management &
                                    Research
Value Portfolio: Initial Class
  Shares..........................  Fidelity Management &   FMR U.K., FMR Far East, FIJ, FMRC
                                    Research
Value Strategies Portfolio:
  Initial Class Shares............  Fidelity Management &
                                    Research

------------

+ Fidelity Management and Research (U.K.) Inc., London, England ("FMR U.K.");
  Fidelity Management and Research (Far East), Tokyo, Japan ("FMR Far East"); Fidelity International Investment Advisors, Pembroke, Bermuda ("FIIA"); Fidelity International Investment Advisors (U.K.) Limited, London, England ("FIIA(U.K.)L"); Fidelity Investments Japan Limited, Tokyo, Japan ("FIJ"); Fidelity Investments Money Management Inc., Merrimack, New Hampshire ("FIMM"); FMR Co. Inc., Boston ("FMRC")

ADDITIONS, DELETIONS OR SUBSTITUTIONS
     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.
     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Fund should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.
     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.
     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to de-register the separate account under the Investment Company Act of 1940.
     Shares of VIP are also sold to other life insurance companies' separate accounts, for the purpose of funding other variable annuity and variable life insurance contracts, including separate accounts of Northstar Life Insurance Company.
     The Fund serves as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in the Fund at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in the Fund at the same time or
(iii) participating qualified plans to invest in shares of the Fund at the same time as one or more life insurance companies. Neither the Fund nor Minnesota Life currently foresees any disadvantage, but if the Fund determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the Fund's Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Fund's shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS
     We will vote the shares of the Fund held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Fund in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Fund in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Fund. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited in writing prior to the meeting in accordance with procedures established by the Fund. We will vote shares of the Fund held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account. Each owner having a voting interest will receive proxy material, reports and other material relating to the Fund.
     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Fund or approve or disapprove an investment advisory contract of the Fund. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Fund or would result in the purchase of securities for the Fund which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT
     The guaranteed account is assets other than the loan account that are attributable to a certificate and held in our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.
     Because of exemptive and exclusionary provisions, interests in Minnesota Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION
     Minnesota Life's general account consists of all assets owned by Minnesota Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.
     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the heading "Transfers." Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.

GUARANTEED ACCOUNT VALUE Minnesota Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 the minimum guaranteed annual rate is 3 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.
     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value in the guaranteed account. However, the loan account value will be credited interest at a rate which is not less than 6 percent per annum.

                                                                         CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.
     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Fund.

PREMIUM EXPENSE CHARGES
     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value.

SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).
     The amount of the sales charge in any certificate year cannot be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge, the cost of insurance charge or the administration charge.

PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. The state and/or jurisdiction in which a group policy is issued may impose taxes that are higher or lower than the premium taxes actually imposed on the group policy. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

FEDERAL TAX CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. This has resulted in an additional corporate income tax liability for insurance companies. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for the additional corporate taxes we pay for these policies. For group-sponsored programs implemented prior to April 1, 2000, the charge will not exceed 0.25 percent of premium. For group-sponsored programs implemented on or after April 1, 2000, the charge will not exceed 0.35 percent of premium. OBRA imposes a higher certificate acquisition expense to be capitalized on certificates deemed to be individual contracts under OBRA which results in significantly higher corporate income tax liability for those deemed individual contracts. Thus, under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the federal tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES
     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.
     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, the expected average certificate size, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.
     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained age and rate class by the net amount at risk for each certificate month. The attained age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.
     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.
     Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.
     Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group sponsor will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.
     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. These guaranteed rates are 125 percent of the maximum rates that could be charged based on 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the 1980 CSO Table because we may use a simplified underwriting approach and may issue policies that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)

PARTIAL SURRENDER CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.

TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charges associated with them. For a complete discussion of additional benefits see the "Additional Benefits" section of this prospectus.

SEPARATE ACCOUNT CHARGES
     We assess a MORTALITY AND EXPENSE RISK CHARGE directly against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the certificate is issued. The annual rate will not exceed ..50 percent of the average daily assets of the separate account. The mortality and expense risk charge compensates us for assuming the risk that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.
     Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts. Differences in mortality and expense risk arise principally from the fact that:
(1) the factors used to determine cost of insurance and administration charges are more uncertain for some group-sponsored insurance programs than for others; and (2) our ability to recover any unexpected mortality and administration costs will also vary from group-sponsored insurance program to group-sponsored insurance program, depending on the charges established for policies issued under the group-sponsored insurance program, and on other financial factors.
     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes. No such charge or provision is made at the present time.

FUND CHARGES
     Shares of the Fund are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Fund. Advisory fees and portfolio expense fees of the Fund are described in each Fund's prospectus.
     FMR, a subsidiary of FMR Corp., is adviser to each of the VIP High Income Portfolio, VIP Equity-Income Portfolio and VIP II Contrafund Portfolio. The advisory fees for VIP are made pursuant to a contractual agreement between VIP and FMR. For more information about these Funds, see the prospectus of the Variable Insurance Products Funds which accompany this prospectus.

GUARANTEE OF CERTAIN CHARGES
     We will not increase the following charges for group policies: (1) the maximum sales charge; (2) the maximum premium tax charge; (3) the federal tax charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge; (5) the maximum administration charge; (6) the maximum partial surrender transaction charge; (7) the maximum transfer charge; and (8) the maximum separate account charge for mortality and expense risk.

                             INFORMATION ABOUT THE GROUP POLICY AND CERTIFICATES

APPLICATIONS AND ISSUANCE
     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a certificate under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Minnesota Life at its home office. Individuals wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office. If the application is approved, we will issue either a certificate or an individual policy to give to the owner. The issue of a group contract or an individual policy and their associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.
     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.
     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

DOLLAR COST AVERAGING
     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.
     To elect dollar cost averaging the owner must have at least $3,000 in the Money Market Sub-Account. The automatic transfer amount from the Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.
     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.
     An owner may instruct us at any time to terminate the dollar cost averaging election by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Money Market Sub-Account unless a transfer request is made.

Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK
     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid.
     A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.
     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made, we will increase the certificate's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONVERSION RIGHT TO AN INDIVIDUAL POLICY
     If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group contract terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group contract to an individual policy of life insurance with us subject to the following:
- The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.
- The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance. We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.
- If the insured should die within 31 days of the date that the group contract terminates, the full amount of insurance that could have been converted under this policy will be paid.
     In the case of the termination of the group contract, we may require that an insured under a certificate issued under the group contract be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.

CONTINUATION OF GROUP COVERAGE
     If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the certificate is no longer in force or the limitations below are true as of the date eligibility ends:
-   The group contract has terminated; or
- The owner has less than the required minimum in his or her net cash value after deduction of charges for the month in which eligibility ends. The required minimum will vary based on the group-sponsored program under which the certificate is issued. The minimum will never be higher than $250.
     The insurance amount will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to policies under the group contract that have not been continued under this provision.
     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder. A contractholder is an entity that is issued a group contract.

ADDITIONAL BENEFITS
     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the certificate riders providing the additional benefits may vary from state to state, and the certificate should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.

ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefits payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.

WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled, subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the timeframes specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, the child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.

GENERAL MATTERS RELATING TO THE CERTIFICATE

POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds for a certificate with an Option B death benefit, for which the account value portion of the death benefit is determined as of the date of payment, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest for the period that payment is postponed at the greater of the minimum guaranteed annual rate or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment only: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in face amount and any signed application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the certificate and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the signed application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the certificate. Any change to the certificate must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Minnesota Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the group policy or certificate or to waive any of its provisions.

CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.

MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.

BENEFICIARY The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.
     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the following order of priority:
-   the insured's lawful spouse, if living; otherwise
-   the personal representative of the insured's estate.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records. After it has been so recorded, it will take effect as of the date the owner signed the request.
     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.
     We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.
     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.
     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the investment performance of the separate account.
- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.
- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.
- LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.
- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.
     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.
     Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.

CERTIFICATE CHANGES We reserve the right to limit the number of certificate changes to one per certificate year and to restrict such changes in the first certificate year. For this purpose, changes include increases or decreases in face amount. No change will be permitted that would result in the death benefit under a certificate being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES If any provision in a certificate is in conflict with the laws of the state governing the certificate, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS Except as provided by law, neither the certificate nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY After a certificate has been in force during the insured's lifetime for two years from the certificate date, we cannot contest the insurance for any loss that is incurred more than two years after the certificate date, unless the net cash value has dropped below the amount necessary to pay the insured's cost of insurance on the insured's life. However, if there has been an increase in the amount of insurance for which we required evidence of insurability, then, to the extent of the increase, any loss which occurs within two years of the effective date of the increase will be contestable. We may elect to waive our right to contest the insurance for any loss that is incurred within two years after the certificate issue date where the certificate replaces existing coverage.

ASSIGNMENT The certificate may be assigned. However, we will not be bound by any assignment unless it is in writing and filed at our home office in St. Paul, Minnesota, and we send the owner an acknowledged copy. We assume no responsibility for the validity or effect of any assignment of the certificate or of any interest in it. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment. A valid assignment will take precedence over any claim of a beneficiary.

SUICIDE If the insured, whether sane or insane, dies by suicide within two years of the original certificate date, our liability will be limited to an amount equal to the premiums paid for the certificate. If there has been a face amount increase for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the increase, our liability with respect to the increase will be limited to an amount equal to the premiums paid for that increase.
     If the insured is a Missouri citizen when the certificate is issued, this provision does not apply on the issue date of the certificate, or on the effective date of any increase in face amount, unless the insured intended suicide when the certificate, or any increase in face amount, was applied for.
     If the insured is a citizen of Colorado or North Dakota, the duration of this suicide provision is for one year instead of two.

MISSTATEMENT OF AGE If the age of the insured has been misstated, the death benefit and account value will be adjusted. The adjustment will be the difference between two amounts accumulated with interest. These two amounts are:
-   the monthly cost of insurance charges that were paid; and
- the monthly cost of insurance charges that should have been paid based on the insured's correct age.
     The interest rates used are the rates that were used in accumulating guaranteed account values for that time period.

EXPERIENCE CREDITS Each year we will determine if the certificate will receive an experience credit. Experience credits, if received, may be added to the owner's account value or, if the owner elects, they may be paid in cash. Experience credits will vary based on the terms, claims experience and cost of insurance for the group-sponsored insurance program under which the group contract is issued. We will determine experience credits pursuant to our established actuarial procedures. We do not expect any experience credits will be declared.
     An experience credit applied to the account value will be allocated to the guaranteed account or to the sub-accounts of the separate account in accordance with the owner's current instructions for the allocation of net premiums. In the absence of such instructions, experience credits will be allocated to the guaranteed account value and separate account value in the same proportion that those account values bear to the net cash value and, as to the account value in the separate account, to each sub-account in the proportion that the sub-account value bears to the separate account value.

REPORTS Each year we will send the owner a report. At a minimum, the report will include the account value, the face amount, and the death benefit as of the date of the report, the premiums paid during the year, loan activity and the certificate value. The report will be sent to the owner without cost.

The report will be as of a date within two months of its mailing.

GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Life at our home office.

TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non-payment of premiums or where, during any twelve month period, the aggregate specified face amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, certificates may be allowed to convert to individual coverage as described under the heading "Conversion Privilege to an Individual Certificate."
     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.
     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.

OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. The group contract may be changed or amended by agreement between us and the contractholder without the consent of, or notice to, any person claiming rights or benefits under the group contract. However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates.

CERTIFICATE PREMIUMS

     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first month's deductions. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.
     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.
     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Privilege to an Individual Policy".) The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)

PREMIUM LIMITATIONS
     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE
     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Fund. Net premiums are valued as of the end of the valuation period in which they are received. For a discussion of valuation periods see the "Unit Value" section of this prospectus.
     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.
     Where the contractholder owns all the certificates and in certain other circumstances (for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue or certificate change to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period. We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.
     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 0 percent to 50 percent. Under certain group-sponsored insurance programs we have exercised this right by prohibiting allocations to the guaranteed account. Any such prohibitions will be identified in the certificates.

                                                DEATH BENEFIT AND ACCOUNT VALUES

     If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected by the contractholder.
     The group sponsor may choose one of two death benefit options for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group-sponsor shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The face amount elected must be at least the minimum stated on the specifications page of the certificate.

OPTION A -- LEVEL DEATH BENEFIT
     The amount of the death benefit for Option A is determined as follows:
- the face amount of insurance on the insured's date of death while the certificate is in force; plus
- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; less
-   any outstanding certificate loans and accrued loan interest charged; less
- any unpaid monthly deductions determined as of the date of the insured's death.

OPTION B -- INCREASING DEATH BENEFIT
     The amount of the death benefit for Option B is determined as follows:
- the face amount of insurance on the insured's date of death while the certificate is in force; plus
- the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus
- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; plus
-   any monthly deductions taken under the certificate since the date of death;
    less
-   any outstanding certificate loans and accrued loan interest charged; less
- any unpaid monthly deductions determined as of the date of the insured's death.
     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The group sponsor must select the same test for all certificates. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702.
     The Cash Value Accumulation Test requires that the death benefit be greater than the account value times a specified percentage. The Guideline Premium/Cash Value Corridor Test limits the amount of premiums which may be paid in addition to requiring that the death benefit be greater than the account value times a specified percentage. Each certificate will be tested when premiums are paid, at the end of each month and at death for compliance to the test chosen for that certificate. Under either test, if the death benefit is not greater than the applicable percentage of the account value, we will increase the face amount or return premium with interest to maintain compliance with IRC Section 7702.
     For the Cash Value Accumulation Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies by the age and underwriting class of the insured. The following table contains illustrative applicable percentages for this test for the non-tobacco underwriting class:

                             Applicable
Attained Age                 Percentage
------------                 ----------
35.........................    432.4%
45.........................    310.2
55.........................    226.9
65.........................    171.8
75.........................    137.5

     For the Guideline Premium/Cash Value Corridor Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies only by the age of the insured. The following table contains the applicable percentages for the account value portion of this test:

                             Applicable
Attained Age                 Percentage
------------                 ----------
40 & below.................      250%
41.........................      243
42.........................      236
43.........................      229

                             Applicable
Attained Age                 Percentage
------------                 ----------
44.........................      222
45.........................      215
46.........................      209
47.........................      203
48.........................      197
49.........................      191
50.........................      185
51.........................      178
52.........................      171
53.........................      164
54.........................      157
55.........................      150
56.........................      146
57.........................      142
58.........................      138
59.........................      134
60.........................      130
61.........................      128
62.........................      126
63.........................      124
64.........................      122
65.........................      120
66.........................      119
67.........................      118
68.........................      117
69.........................      116
70.........................      115
71.........................      113
72.........................      111
73.........................      109
74.........................      107
75-90......................      105
91.........................      104
92.........................      103
93.........................      102
94.........................      101
95.........................      100

     Several factors that may influence the premium limit under the Guideline Premium/ Cash Value Corridor Test include: the current and past face amounts of the certificate, the certificate year, the age at certificate issue, the age at any face amount change, and the underwriting class of the insured as well as the charges under the certificate. You may call us at (800) 843-8358, during our normal business hours of 8:00 a.m. to 4:45 p.m., Central time, if you would like us to calculate the maximum premium you may pay under your certificate for this test. If you pay up to the maximum premium amount your certificate may become a modified endowment contract. (See "Federal Tax Status".)

CHANGE IN FACE AMOUNT
     Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a certificate. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the face amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract. More information on this subject and possible federal income tax consequences of this result is provided under the heading "Federal Tax Status."

INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.
     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)

DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

PAYMENT OF DEATH BENEFIT PROCEEDS
     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit under the option elected. The death benefit proceeds will also include any amounts payable under any riders.
     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)
     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. (See "Postponement of Payments".) Under Option A death benefit, interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of the death proceeds. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.
     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement (See "Settlement Options").
     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options").
     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES
     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.
     We will send the owner a report each year advising the owner of the certificate's account value, the face amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.
     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the heading "Transfers."

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see "General Matters Relating to the Certificate" for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value, for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.
     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits, loan interest credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, experience credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this certificate which is assessed at the annual rate stated on the specifications page of the certificate against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:
- the net asset value per share of a share held by the Fund in the sub-account of the separate account determined at the end of the current valuation period; plus
- the per share amount of any dividend or capital gains distribution by the Fund if the "ex-dividend" date occurs during the current valuation period; with the sum divided by
- the net asset value per share of the share of the Fund held in the sub-account determined at the end of the preceding valuation period.
     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes. Any such charges will be subject to the maximums described in this prospectus.

DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Fund are valued. The net asset value of the Fund's shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Fund's portfolio securities will not materially affect the current net asset value of such Fund's shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Fund's shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.
     Although the account value for each certificate is determinable on a daily basis, we update our records to reflect that value on each monthly anniversary. We also make certificate value determinations as of the date of the insured's death and on a certificate adjustment, surrender, or lapse. When the certificate value is determined, we will assess and update to the date of the transaction those charges made against the owner's account value, namely the administration charge and the cost of insurance charge. Increases or decreases in certificate values will not be uniform for all certificates but will be affected by certificate transaction activity, cost of insurance charges and the existence of certificate loans.

SURRENDERS, PARTIAL SURRENDERS AND TRANSFERS

     The owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. To make a surrender, the owner sends us a written request for its surrender. The owner is then paid the net cash value of the certificate, computed as of the end of the valuation period during which we receive the surrender request at our home office. That payment can be in cash or, at the option of the owner, can be applied on a settlement option. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)
     A partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group sponsored insurance program. The minimum will never exceed $500. The maximum amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. The maximum will be either:
- (a) minus (b), where (a) is 90 percent of the account value and (b) is any outstanding certificate loans plus accrued certificate loan interest charged; or
-   100 percent of the net cash value.
     The maximum will be identified in the certificate.
     We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account. A partial surrender will cause a decrease in the face amount equal to the amount surrendered if the current death benefit option for the certificate is Option A (level death benefit). A partial surrender has no effect on the face amount if the current death benefit option for a the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.
     On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We reserve the right to restrict or prohibit withdrawals from the guaranteed account. We will tell the owner, on request, what amounts are available for a partial surrender under the certificate.
     A transaction charge will be deducted from the net cash value in connection with a partial surrender for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.
     Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or partial surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.

TRANSFERS
     The certificate allows for transfers of the net cash value among the available sub-accounts of the separate account, and from the guaranteed account to the sub-accounts. Transfers of the net cash value from the sub-accounts to the guaranteed account are available for certificates that allow for premium allocations to the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.
     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the sub-account with the amount transferred. We also reserve the right to limit the number of transfers to one per certificate month.
     There are additional restrictions to transfers involving the guaranteed account. For group-sponsored insurance programs where the certificates do not allow for premium allocations to the guaranteed account, the owner may not transfer amounts into the guaranteed account.
     The following restrictions apply to group-sponsored insurance programs where the guaranteed account is available for premium allocations, to group-sponsored insurance programs where the contractholder owns all the policies and in certain other circumstances (for example, for split-dollar insurance programs). The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account is limited to twenty percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account are limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary. The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.
     For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.
     From time to time the separate account may receive a transfer request that Minnesota Life or the underlying Fund regards as disruptive to the efficient management of the sub-accounts of the separate account or the Fund. This could be because of the timing of the request and the availability of settlement proceeds in the Fund, the size of the transfer amount involved or the trading history of the investor. If the underlying Fund determines that selling securities to satisfy the redemptions could be harmful to the Fund, requested transfers will be denied. The owner will be notified in writing when limitations are imposed upon a transfer request.
     A transfer or exchange from one sub-account to another is generally treated as a simultaneous cancellation of units currently held and the crediting of units where a new investment is desired. The order of redemptions from the Fund will be as follows: all automatic exchanges (for example, dollar cost averaging), written transfer and exchange requests, faxed transfer and exchange requests, and electronic transfer and exchange requests (including telephone and internet transaction site requests). Transfer and exchange requests will be processed in the order of receipt within their respective category. In no event will there be any limitation on redemptions in connection with surrenders, partial surrenders or loans.
     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10, may be imposed in the future.
     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-843-8358 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-651-665-4827.
     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.
     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. We reserve the right to restrict the frequency of--or otherwise modify, condition, terminate or impose charges upon--electronic transfer privileges. For more information on electronic transfers, contact us.
     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion.

LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charged. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.
     Any loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. Loans may be requested in writing, by telephone, by facsimile transmission, or by any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the heading "Transfers."
     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.
     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.
     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

LOAN INTEREST
     The interest rate charged on a certificate loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.
     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added. The new loan will be subject to the same rate of interest as the loan in effect.
     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.
     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS
     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100.
     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.
     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.

LAPSE AND REINSTATEMENT

LAPSE
     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.
     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate. The grace period does not apply to the first premium payment. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.

REINSTATEMENT
     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.
     The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated increased by the net premiums paid at the time of reinstatement.
     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

                                                              FEDERAL TAX STATUS

     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.
     We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.
     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.
     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we generally believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.
     In certain circumstances, owners of variable life insurance contracts may be considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the policies, such as the flexibility to allocate premiums and certificate account values, have not been explicitly addressed in published rulings. While we believe that the certificate does not give you investment control over the separate account assets, we reserve the right to modify the certificate as necessary to prevent you from being treated as the owner of the separate account assets supporting the certificate.
     In addition, the Code requires that the investments of the Variable Universal Life Account be "adequately diversified" in order to treat the certificate as a life insurance contract for federal income tax purposes. We intend that the Variable Universal Life Account, through the Fund and the Portfolios, will satisfy these diversification requirements.
     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.
     On the death of the insured, the death benefit provided by a certificate will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside build-up of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.
     A surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the certificate. An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.
     It should be noted, however, that the tax treatment described above is not available for certificates characterized as a modified endowment contract. In general, certificates with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years cannot exceed the sum of the net level premiums which would be paid under a seven-pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.
     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes the 10 percent additional income tax which would be imposed on the portion of any distribution that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.
     The modified endowment contract rules apply to all contracts entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract. It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. Appropriate adjustments shall be made in determining whether such a certificate meets the seven-pay test by taking into account the previously existing cash surrender value. While certain adjustments described herein may result in a material change, the law provides that any cost of living increase described in regulations and based upon an established broad-based index will not be treated as a material change if any increase is funded ratably over the remaining period during which premiums are required to be paid under the certificate. To date, no regulations under this provision have been issued. Certain reductions in benefits may also cause a certificate to become a modified endowment contract.
     In rare circumstances, if we receive and allocate your premium before its due date, your Policy will become a modified endowment contract. To prevent your Policy from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the Variable Universal Life Account.
     If a certificate becomes a modified endowment contract, distributions that occur during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.
     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.
     Generally, interest paid on any loan under a life insurance contract is not deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.
     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The IRS has recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a certificate for a split dollar insurance plan. There may also be an indirect tax upon the income in the certificate under the federal corporate alternative minimum tax, if the certificate owner is subject to that tax. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.
     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary. A competent tax adviser should be consulted for further information.
     It should be understood that the foregoing description of the federal income tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.
     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

DISTRIBUTION OF CERTIFICATES
     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the policies. Both Securian Financial and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.
     Securian Financial Services, Inc., whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The group policies and certificates are sold in the states where their sale is lawful. The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a certificate is done in accordance with our rules and standards.
     Commissions to registered representatives on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions for certificates under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year.
     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.
     In addition, Securian Financial or Minnesota Life will pay, based uniformly on the sales of the certificates by registered representatives, credits which allow registered representatives (agents) who are responsible for sales of the certificates to attend conventions and other meetings sponsored by Minnesota Life or its affiliates for the purpose of promoting the sale of insurance and/or investment products offered by Minnesota Life and its affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees, etc. The underwriter may also receive amounts from the Fund for services provided under a 12b-1 plan of distribution. For providing these distribution services, the underwriter may receive a fee of 0.25 percent of the average daily net assets of those Portfolios of the Fund which have a

12b-1 fee.

OTHER MATTERS

LEGAL PROCEEDINGS
     As an insurance company, we are ordinarily involved in litigation. Minnesota Life is of the opinion that such litigation is not material with respect to the certificates or the separate account.

REGISTRATION STATEMENT
     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Life, the group contracts and certificates. Statements contained in this prospectus as to the contents of group contracts and certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS
     The complete financial statements of Minnesota Life Insurance Company can be found in the Statement of Additional Information. The Statement of Additional Information is available from us at your request.
     To request a Statement of Additional Information call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Universal Life Account and the group contract is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at:
Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.
     Information about Minnesota Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC, 20549-0102. You can also call the SEC at 1-202-942-8090.
     The table of contents for the Statement of Additional Information is as follows:
General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters
Additional Information About Charges
Lapse and Reinstatement
Loans
Financial Statements
Performance Data
Illustrations

Investment Company Act Number 811-8830

                                                                      PROSPECTUS

                                                         MINNESOTA LIFE VARIABLE
                                                          UNIVERSAL LIFE ACCOUNT
                                                Minnesota Life Insurance Company

Variable Universal Life Insurance Policy

This prospectus describes Variable Universal Life Insurance policies and certificates issued by Minnesota Life Insurance Company ("Minnesota Life", "we", "us" or "our").

The policies are designed for use in group-sponsored insurance programs to provide life insurance protection and the flexibility to vary premium payments. Certificates are documents, generally held by individuals, setting forth or summarizing the rights of the owners and/or insureds and will be issued under the group contract. A group contract or group policy is the Minnesota Life Variable Group Universal Life Insurance Policy issued to the group contractholder. Individual policies can also be issued in connection with group-sponsored insurance programs in circumstances where a group contract is not issued. All references to a certificate in this prospectus shall include individual policies issued in this manner.

Subject to the limitations in the group policy, the certificate and this prospectus, the owner may allocate net premiums to one or more of the sub-accounts of a separate account of Minnesota Life called the Minnesota Life Variable Universal Life Account ("separate account"). The owner is the owner of the certificate as designated in the signed application or as subsequently changed as set forth in the certificate and this prospectus. The value of your investment in the separate account will vary with the investment experience of the selected sub-accounts of the separate account. There is no guaranteed minimum value associated with the separate account and its sub-accounts. Subject to the limitations in the group policy, the certificate and this prospectus, net premiums may also be allocated to a guaranteed account of Minnesota Life.

The separate account, through its sub-accounts, invests its assets in shares of Advantus Series Fund, Inc.(the "Series Fund"). The Fund offer its shares exclusively to variable insurance products and certain qualified plans and has 4 portfolios which are available for contracts offered under this prospectus (the "Portfolios"). They are:

SERIES FUND
- Bond Portfolio
- Money Market Portfolio
- Index 500 Portfolio
- Index 400 Mid-Cap Portfolio

This prospectus must be accompanied by the current prospectus of the Fund. This prospectus should be read carefully and retained for future reference.

The group policy and the certificates issued thereunder have not been approved or disapproved by the Securities and Exchange Commission ("SEC"). Neither the SEC nor any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus is not an offering in any jurisdiction in which the offering would be unlawful. We have not authorized any dealer, salesman, or other person to give any information or make any representations in connection with this offering other than those contained in the prospectus, and, if given or made, you should not rely on them.

The date of this prospectus and the statement of additional information is May 1, 2003

Minnesota Life Insurance Company

400 Robert Street North
St. Paul, Minnesota 55101-2098

                                                           [MINNESOTA LIFE LOGO]

TABLE OF CONTENTS

                                                                Page
Questions and Answers about the Variable Group Universal
  Life Insurance Contract...................................      2
General Descriptions........................................      8
     Minnesota Life Insurance Company.......................      8
     Minnesota Life Variable Universal Life Account.........      8
     Additions, Deletions or Substitutions..................      9
     Voting Rights..........................................     10
     The Guaranteed Account.................................     10
     Summary Information....................................     11
          Guaranteed Account Value..........................     11
Charges.....................................................     11
     Premium Expense Charges................................     12
          Sales Charge......................................     12
          Premium Tax Charge................................     12
          Federal Tax Charge................................     12
     Account Value Charges..................................     12
          Monthly Deduction.................................     12
          Partial Surrender Charge..........................     14
          Transfer Charge...................................     14
          Additional Benefits Charges.......................     14
     Separate Account Charges...............................     14
     Fund Charges...........................................     14
     Guarantee of Certain Charges...........................     14
Information about the Group Policy and Certificates.........     16
     Applications and Issuance..............................     16
     Dollar Cost Averaging..................................     16
     Free Look..............................................     17
     Conversion Right to an Individual Policy...............     17
     Continuation of Group Coverage.........................     17
     Additional Benefits....................................     18
          Accelerated Benefits Rider........................     18
          Waiver of Premium Rider...........................     18
          Accidental Death and Dismemberment Rider..........     18
          Child Rider.......................................     18
          Spouse Rider......................................     18
          Policyholder Contribution Rider...................     18
     General Matters Relating to the Certificate............     18
          Postponement of Payments..........................     18
          The Certificate...................................     19
          Control of Certificate............................     19
          Maturity..........................................     19
          Beneficiary.......................................     19
          Change of Beneficiary.............................     19
          Settlement Options................................     20
          Certificate Changes...............................     20
          Conformity with Statutes..........................     20
          Claims of Creditors...............................     21
          Incontestability..................................     21
          Assignment........................................     21
          Suicide...........................................     21
          Misstatement of Age...............................     21
          Experience Credits................................     21
          Reports...........................................     21

                                                                Page
     General Provisions of the Group Contract...............     22
          Issuance..........................................     22
          Termination.......................................     22
          Right to Examine Group Contract...................     22
          Entire Group Contract.............................     22
          Ownership of Group Contract and Group Contract
          Changes...........................................     22
Certificate Premiums........................................     23
     Premium Limitations....................................     23
     Allocation of Net Premiums and Account Value...........     23
Death Benefit and Account Values............................     24
     Change in Face Amount..................................     25
          Increases.........................................     26
          Decreases.........................................     26
     Payment of Death Benefit Proceeds......................     26
     Account Values.........................................     27
          Determination of the Guaranteed Account Value.....     27
          Determination of the Separate Account Value.......     27
          Unit Value........................................     28
          Net Investment Factor.............................     28
          Daily Values......................................     28
Surrenders, Partial Surrenders and Transfers................     29
     Transfers..............................................     29
Loans.......................................................     31
     Loan Interest..........................................     32
     Loan Repayments........................................     32
Lapse and Reinstatement.....................................     33
     Lapse..................................................     33
     Reinstatement..........................................     33
Federal Tax Status..........................................     34
     Distribution of Certificates...........................     36
Other Matters...............................................     37
     Legal Proceedings......................................     37
     Registration Statement.................................     37
     Financial Statements...................................     37
Statement of Additional Information.........................     39

QUESTIONS AND ANSWERS ABOUT THE VARIABLE GROUP UNIVERSAL LIFE INSURANCE CONTRACT

SUMMARY OF BENEFITS AND RISKS
     All of the benefits and risks summarized below are subject to the terms, conditions and restrictions of the group-sponsored insurance program, the certificate and this prospectus.
     A variable universal life insurance certificate is an adjustable benefit life insurance contract that allows accumulation of cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums. The cash value of the certificate will fluctuate with the performance of the sub-accounts of the separate account. The choice of available investment options ("sub-accounts") is determined under the group-sponsored insurance program. Values may be transferred among the available investment options. An owner may make a partial surrender from his/her certificate, surrender all of his/her certificate or take certificate loans. Each certificate has a minimum Face Amount of death coverage. The death benefit of a certificate may be greater than its Face Amount, as further described in this prospectus. If a certificate is in force upon the insured's death, the death benefit will be paid to the designated beneficiary.

RISKS OF OWNING A VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
     The account values of a certificate, to the extent invested in sub-accounts of the separate account, have no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value and, in some cases, may increase the cost of insurance. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectus for the Fund which accompanies this prospectus. You should carefully review the Fund prospectus before purchasing the certificate.
     A universal life insurance certificate is intended for the use of persons who wish to combine both life insurance and the accumulation of cash values and is unsuitable as a short-term investment vehicle.
     There is a risk that a certificate will lapse. As described in the "Lapse and Reinstatement" section of this prospectus, lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.
     Certificate loans may increase the risk of certificate lapse, may have a negative effect on a certificate's cash value and may reduce a certificate's death benefit.
     In some circumstances, experience credits, loans and amounts received from a partial surrender or surrender of the certificate will be subject to federal income taxation and an additional 10 percent income tax could be imposed. For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.
     Consistent with the group-sponsored insurance program, the group policy, the certificate and this prospectus, we reserve the right to limit the size, number and frequency of transfers, limit the amount of a certificate loan, and restrict certificate withdrawals and surrenders.

WHAT IS A UNIVERSAL LIFE INSURANCE CERTIFICATE?
     A universal life insurance certificate is an adjustable benefit life insurance contract issued pursuant to a group policy. Unlike term life insurance, universal life insurance coverage allows you to accumulate cash value, while the life insurance coverage remains in force, and permits flexible payment of premiums (which means premium payments may be increased or decreased as allowed for by the certificate and this prospectus).
     An adjustable benefit certificate has a stated face amount of insurance payable in the event of the death of the insured, which is paid for by the deduction of specified monthly charges from the account values. The face amount is the minimum amount of death benefit proceeds paid upon the death of the insured, so long as the certificate remains in force and there are no outstanding loans. We will also deduct from the face amount any unpaid monthly deduction. The face amount is shown on the specifications page attached to the certificate. The insured is the person whose life is covered by life insurance under a certificate. Unlike term life insurance, universal life insurance coverage may be adjusted by the owner of the certificate, without the necessity of issuing a new certificate for that owner. There are limitations to these adjustments and we may require evidence of insurability before requested increases take effect.
     Universal life insurance coverage is provided without specifying the frequency and amount of each premium payment (as is the practice for scheduled premium life insurance). The time and amount of the payment of premium may be determined by the owner. The life insurance coverage will remain in force for an insured so long as monthly charges may be deducted from the existing balance in the certificate's net cash value. The net cash value is the account value of a certificate less any outstanding certificate loans and accrued certificate loan interest charged (plus any accrued loan interest credits) and less any charges due. It is the amount an owner may obtain through surrender of the certificate.
     Subject to restrictions described herein, an owner may make payments in excess of that minimum amount required to keep a certificate in force, take full or partial surrenders of cash values and take out certificate loans. If cash values are insufficient for the payment of the required monthly charges, then a premium payment is required or the life insurance coverage provided to the owner will lapse.
     A universal life insurance certificate may be inappropriate for individuals seeking life insurance protection which is the equivalent of term-type coverage. Term coverage is usually for a fixed period of time for a fixed premium.

WHAT MAKES THE CERTIFICATE "VARIABLE"?
     The certificate is termed "variable" because unlike a universal life certificate which provides for the accumulation of certificate values at fixed rates determined by the insurance company, variable universal life insurance certificate values may be invested in variable investment options. The variable investment options invest in a separate account. The separate account we use for our group contracts is called the Minnesota Life Variable Universal Life Account. The separate account keeps its assets separate from those of Minnesota Life. The separate account has sub-accounts which invest in corresponding Portfolios of the Fund. Thus, the owner's account value, to the extent invested in the variable investment options (sub-accounts), will vary with the positive or negative investment experience of the corresponding Portfolios of the Fund. The account value of a certificate is the sum of the separate account value, guaranteed account value and loan account value. The separate account value is the sum of all current sub-account values. The guaranteed account value is the sum of all net premiums and transfers allocated to the guaranteed account and interest declared thereon and experience credits, if any, minus amounts transferred to the separate account or removed in connection with a partial surrender or loan and minus charges assessed against the guaranteed account value. The loan account value is the portion of the general account attributable to loans under a certificate together with accrued interest.

IS THERE AN INVESTMENT PERFORMANCE RISK?
     Yes. The account value of a certificate, to the extent invested in sub-accounts of the separate account, has no guaranteed minimum account value. Therefore, the owner bears the risk that adverse investment performance may depreciate the owner's account value. The certificate also offers the owner the opportunity to have the account value appreciate more rapidly than it would under comparable fixed benefit certificates by virtue of favorable investment performance. In addition, under some certificates, the death benefit will also increase and decrease with investment experience.

     Subject to the limitations in the group policy, certificate and this prospectus, owners seeking the traditional insurance protections of a guaranteed account value may allocate net premiums to the certificate's guaranteed account option which provides for guaranteed accumulation at a fixed rate of interest. Additional information on this option may be found under the heading "The Guaranteed Account."

WHAT VARIABLE INVESTMENT OPTIONS ARE AVAILABLE?
     The separate account currently invests in 4 Portfolios of the Fund. Not all of the Portfolios of the Fund may be made available for investment by the separate account. The group sponsor may select which Portfolios will be made available to owners under its insurance program. The group sponsor is the employer, association or organization that is sponsoring a program of insurance for the group members. We reserve the right to add, combine or remove other eligible Fund or Portfolios. Owners may choose from the following Portfolios of the Fund:
  Series Fund Portfolios include:
     Bond Portfolio
     Money Market Portfolio
     Index 500 Portfolio
     Index 400 Mid-Cap Portfolio
     There is no assurance that any Portfolio will meet its objectives. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectus for the Fund which accompany this prospectus. You should carefully review the Fund prospectus before purchasing the contract.

HOW CAN NET PREMIUMS BE ALLOCATED?
     In the initial signed application for life insurance, the owner may indicate the desired allocation of net premiums among the guaranteed account and the available sub-accounts of the separate account, subject to the limitations in the certificate and this prospectus. All future net premiums will be allocated in the same proportion until the owner requests a change in the allocation. Similarly, the owner may request a transfer of amounts between sub-accounts or between the sub-accounts and the guaranteed account, subject to the limitations in the certificate and this prospectus.

WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE CERTIFICATE?
     We offer two death benefit options under the certificate. Under "Option A", a level death benefit, the death benefit is the face amount of the certificate. Under "Option B", a variable death benefit, the death benefit is the face amount of the certificate plus the net cash value. So long as a certificate remains in force and there are no certificate loans, the minimum death benefit under either option will be at least equal to the current face amount (less any unpaid monthly deduction). The death benefit proceeds will be adjusted by the amount of any charges due or overpaid and any outstanding certificate loans and certificate loan interest due determined as of the date of death.
     The group sponsor may choose one of two death benefit options for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group sponsor shall remain unchanged.
     There is a minimum initial face amount for the certificate which is stated on the specifications page of the certificate. The owner may generally change the face amount, but evidence of insurability of the insured may be required for certain face amount increases.

ARE THE BENEFITS UNDER A CERTIFICATE SUBJECT TO FEDERAL INCOME TAX?
     We believe that the owner's certificate should qualify as a life insurance contract for federal income tax purposes. Assuming that a certificate qualifies as a life insurance contract for federal income tax purposes, the benefits under certificates described in this prospectus should receive the same tax treatment under the Code as benefits under traditional fixed benefit life insurance certificates. Therefore, death proceeds payable under variable life insurance certificates should be excludable from the beneficiary's gross income for federal income tax purposes. The owner's net cash value should grow tax-deferred until such cash value is actually distributed to the owner.
     Tax treatment described above relating to distributions is available only for certificates not described as "modified endowment contracts." For federal income tax purposes, certificates described as modified endowment contracts are treated as life insurance only with respect to the tax treatment of death proceeds and the tax-free inside buildup of yearly account value increases. However, amounts received by the owner of a modified endowment contract, such as experience credits, loans and amounts received from a partial surrender or from a surrender of the certificate will be subject to the same tax treatment as amounts received under an annuity during the accumulation period. Annuity tax treatment includes the 10 percent additional income tax imposed on the portion of any distribution that is included in income, except where the distribution or loan:
-   is made on or after the owner attains age 59 1/2,
-   is attributable to the owner becoming disabled, or
- is part of a series of substantially equal periodic payments for the life of the owner or the joint lives of the owner and beneficiary.
     Determining whether a certificate is a modified endowment contract requires an examination of the premium paid in relation to the death benefit of the certificate. A certificate would be a modified endowment contract if the total premiums during the first seven contract years exceed the total sum of the net level premiums which would be paid under a seven-pay life certificate. A certificate which is subject to a material change will be treated as a new certificate on the date that the material change takes effect, to determine whether it is a modified endowment contract. The account value on the material change date will be taken into account in determining whether the seven-pay standard is met.
     For additional information regarding federal income taxes see the "Federal Tax Status" section of this prospectus.

DOES THE OWNER HAVE ACCESS TO THE ACCOUNT VALUES?
     Yes. The net cash value, subject to the limitations in the certificate and this prospectus, is available to the owner during the insured's lifetime. The net cash value may be used:
-   to provide retirement income,
-   as collateral for a loan,
- to continue some amount of insurance protection without payment of premiums, or
-   to obtain cash by surrendering the certificate in full or in part.
     The owner may borrow, as a certificate loan, an amount up to 90 percent of the owner's account value less any existing loan account value. The loan account is the portion of the general account attributable to loans under a certificate. Each alternative for accessing the owner's account value may be subject to conditions described in the certificate or under the headings "Death Benefit and Account Values", "Surrenders, Partial Surrenders and Transfers" and "Loans" of this prospectus.
     In general, the owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)
     A surrender or partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group-sponsored insurance program. The minimum will never exceed $500. The maximum partial surrender amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account.

WHAT CHARGES ARE ASSOCIATED WITH THE CERTIFICATE?
     We assess certain charges against each premium payment and the account values under each certificate and against the asset value of the separate account. These charges, which are largely designed to cover our expenses in providing insurance protection and in distributing and administering the certificates are fully described under the heading "Charges" of this prospectus. The specific charges are shown on the specifications page of the certificate. There are also advisory fees and expenses which are assessed against the asset value of each of the portfolios of the Fund. We also reserve the right to charge against the separate account assets, or make other provisions, for additional tax liability we incur with respect to the separate account or the certificates.

FEE TABLES
     The following tables describe the fees and expenses that an owner will pay when buying, owning and surrendering the certificate. The first table describes the fees and expenses that the owner will pay at the time that he or she buys the certificate, surrenders the certificate, or transfers cash value between available investment options.

                                TRANSACTION FEES

Charge                                       When Charge is Deducted         Amount Deducted
------                                      --------------------------    ----------------------
Maximum Sales Charge Imposed on
  Premiums................................  From Each Premium Payment*    5 percent of Premium+
Maximum Premium Tax Charge................  From Each Premium Payment*    4 percent of Premium+
Maximum Federal Tax Charge**..............  From Each Premium Payment*    1.25 percent of
                                                                          Premium++
Maximum Deferred Sales Charge.............  None                          N/A
Maximum Partial Surrender Fee.............  From Each Partial             Lesser of $25 or 2
                                            Surrender                     percent of Partial
                                                                          Surrender Amount+
Maximum Transfer Fee......................  Upon Each Transfer+++         $10+++

------------
  * The charge may be waived in some group sponsored insurance programs for premiums received in conjunction with an Internal Revenue Code Section 1035 exchange.

 ** The federal tax charge is not included in the line item for premium tax charges. For a discussion of the federal tax charge see the "Federal Tax Charge" section of this prospectus.

  + Actual fee varies based on the group-sponsored insurance program under which the certificate is issued.

 ++ For certificates considered to be individual under OBRA the charge will not exceed 1.25 percent of premium. If a certificate is considered to be a group certificate under OBRA, the charge will not exceed 0.25 percent of premium (for group-sponsored programs implemented prior to April 1, 2000) or 0.35 percent of premium (for group-sponsored programs implemented on or after April 1, 2000).

+++ There is currently no transfer fee. A charge, not to exceed $10 per transfer, may be imposed in the future.

     The next table describes the fees and expenses that an owner will pay periodically during the time that the owner owns the certificate, not including the fees and expenses detailed in fund operating expense tables below.

              PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

Charge                                 When Charge is Deducted                Amount Deducted
------                             -------------------------------    -------------------------------
COST OF INSURANCE(1)
  MAXIMUM & MINIMUM CHARGE.....    Certificate Date and Each          Maximum: $25.26 per month per
                                   Subsequent Monthly Anniversary     $1,000 of coverage
                                                                      Minimum: $0.03 per month per
                                                                      $1,000 of coverage
  REPRESENTATIVE CHARGE FOR A
  45 YEAR OLD NON-SMOKING
  CERTIFICATEHOLDER............    Certificate Date and Each          $0.11 per month per $1,000 of
                                   Subsequent Monthly Anniversary     coverage
MORTALITY AND EXPENSE RISK
  CHARGE(2)....................    Each day a sub-account is          Maximum: 0.50 percent of
                                   priced                             average daily assets of the
                                                                      separate account per year
ANNUAL MAINTENANCE FEE.........    None                               N/A
ADMINISTRATION CHARGE..........    Certificate Date and Each          Maximum: $4 per month
                                   Subsequent Monthly Anniversary
LOAN INTEREST CHARGE...........    Each Monthly Anniversary           8 percent of Policy Loan per
                                                                      year(3)

Charge                                 When Charge is Deducted                Amount Deducted
------                             -------------------------------    -------------------------------
ACCIDENTAL DEATH AND
DISMEMBERMENT CHARGE(4)........    Certificate Date and Each          Maximum: $0.10 per month per
                                   Subsequent Monthly Anniversary     $1,000 of coverage
WAIVER OF PREMIUM CHARGE(4)....    Certificate Date and Each          Maximum: 50 percent of the cost
                                   Subsequent Monthly Anniversary     of insurance charge
CHILD RIDER CHARGE(4)..........    Certificate Date and Each          Maximum: $0.35 per month per
                                   Subsequent Monthly Anniversary     $1,000 of coverage
SPOUSE RIDER CHARGE(1)(4)
  MAXIMUM & MINIMUM CHARGE.....    Certificate Date and Each          Maximum: $25.26 per month per
                                   Subsequent Monthly Anniversary     $1,000 of coverage
                                                                      Minimum: $0.03 per month per
                                                                      $1000 of coverage
  REPRESENTATIVE CHARGE FOR A
  45 YEAR OLD NON-SMOKING
  CERTIFICATEHOLDER............    Certificate Date and Each          Representative: $0.11 per month
                                   Subsequent Monthly Anniversary     per $1,000 of coverage

------------
(1) The charges will vary depending upon the insured's age and, depending upon the group sponsored insurance program, smoking status. The charges noted may not be representative of the charges that a particular certificate owner would pay. For information regarding the specific cost of insurance rate that will apply to a particular certificate, please contact Minnesota Life at 1-800-843-8358, during normal business hours of 8:00 a.m. to 4:45 p.m., Central time.

(2) The mortality and expense risk charge will vary based on the group-sponsored insurance program under which the certificate is issued. Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts.

(3) Interest is also credited to the amount of the certificate loan at a rate not less than 6 percent per year. For a complete discussion of loan interest charges and credits see the "Loan interest" section of this prospectus.

(4) This certificate option is not available in all group sponsored insurance programs. The actual charge may vary depending upon the group sponsored insurance program.

     The next table describes the total annual Fund operating expenses. The table shows the minimum and maximum total annual Fund operating expenses. More detailed information concerning the management fees, distribution (12b-1) fees (if applicable) and other expenses of the Series Fund is contained in the prospectus for each Portfolio.
     Unless otherwise noted, expenses are shown as of December 31, 2002, and are shown as a percentage of average daily net assets for the described Portfolios.

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

Fee Description                                                 Minimum       Maximum
---------------                                                 -------       -------
Total Annual Fund Operating Expenses........................  .43 percent   .65 percent

---------------

* The operating expense information presented in this table does not reflect fee waivers and expense reductions of the Fund. In general, Fund advisers are free to discontinue the waivers and reductions at any time. For more detailed information about the fee and expense charges, fee waivers (if applicable) and expense reductions (if applicable) for a particular Fund Portfolio please see the Fund's prospectus.

GENERAL DESCRIPTIONS

MINNESOTA LIFE INSURANCE COMPANY
     We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam. Any benefits due and owing pursuant to a certificate are obligations of Minnesota Life.

MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
     On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.
     We are the legal owner of the assets in the separate account. The obligations to group contract and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance certificates for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.
     The separate account has 4 sub-accounts which are available under the contracts offered by this prospectus. Each sub-account invests in shares of a corresponding Portfolio of the Fund. Not all of the Portfolios of the Fund may be available for investment by the separate account.
     The separate account currently invests in the Series Fund. The Fund's prospectus accompanies this prospectus. For additional copies please call us at 1-800-843-8358.
     The assets of each Portfolio are separate from the others and each has different investment objectives and policies. Therefore, each Portfolio operates as a separate investment fund and the investment performance of one has no effect on the investment performance of the other Portfolios.
     All dividends and capital gains distributions from each Portfolio are automatically reinvested in shares of that Portfolio at net asset value.

     Advantus Capital Management, Inc. ("Advantus Capital") acts as the investment adviser to the Advantus Series Fund. Advantus Capital is a wholly-owned subsidiary of Securian Financial Group, Inc. For more information about the Advantus Series Fund, see the prospectus of Advantus Series Fund, Inc. which accompanies this prospectus.

Fund/Portfolio                         Investment Adviser
--------------                                                       Investment Sub-Adviser
                                      ---------------------  --------------------------------------
SERIES FUND:
Bond Portfolio....................    Advantus Capital
Money Market Portfolio............    Advantus Capital
Index 500 Portfolio...............    Advantus Capital
Index 400 Mid-Cap Portfolio.......    Advantus Capital

ADDITIONS, DELETIONS OR SUBSTITUTIONS
     We reserve the right to add, combine or remove any sub-accounts of the Variable Universal Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. New sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the separate account. Any new investment option will be made available to existing owners on whatever basis we may determine.
     We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the separate account. If investment in a Portfolio of the Fund should no longer be possible or if we determine it becomes inappropriate for certificates of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing account values and future premium payments. A substitution may be made only with any necessary approval of the Securities and Exchange Commission.
     We reserve the right to transfer assets of the separate account as determined by us to be associated with the certificates to another separate account. A transfer of this kind may require the approval of state regulatory authorities and of the Securities and Exchange Commission.
     We also reserve the right, when permitted by law, to restrict or eliminate any voting right of owners or other persons who have voting rights as to the separate account, and to combine the separate account with one or more other separate accounts, and to de-register the separate account under the Investment Company Act of 1940.
     Shares of the Portfolios of the Series Fund are also sold to other of our separate accounts and to separate accounts of Northstar Life Insurance Company, which are used to receive and invest premiums paid under other variable annuity contracts and variable life contracts issued by us. Portfolio shares are also offered to certain other unaffiliated life insurance companies to fund such separate accounts.
     The Fund serves as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts, as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in the Fund at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in the Fund at the same time or
(iii) participating qualified plans to invest in shares of the Fund at the same time as one or more life insurance companies. Neither the Fund nor Minnesota Life currently foresees any disadvantage, but if the Fund determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the Fund's Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Fund's shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.

VOTING RIGHTS
     We will vote the shares of the Fund held in the various sub-accounts of the Variable Universal Life Account at regular and special shareholder meetings of the Fund in accordance with the owner's instructions. If, however, the Investment Company Act of 1940, as amended, or any regulation thereunder should change and we determine that it is permissible to vote the shares of the Fund in our own right, we may elect to do so. The number of votes as to which the owner has the right to instruct will be determined by dividing his or her sub-account value by the net asset value per share of the corresponding Portfolio of the Fund. The sub-account value is the number of units of a sub-account credited to a certificate multiplied by the current unit value for that sub-account. Fractional shares will be counted. The number of votes as to which the owner has the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited in writing prior to the meeting in accordance with procedures established by the Fund. We will vote shares of the Fund held by the separate account as to which no instructions are received in proportion to the voting instructions which are received from certificate owners with respect to all certificates participating in the separate account. Each owner having a voting interest will receive proxy material, reports and other material relating to the Fund.
     We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in sub-classification or investment policies of the Fund or approve or disapprove an investment advisory contract of the Fund. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of one or more of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of certificate owners or if we determine that the change would be inconsistent with the investment objectives of the Fund or would result in the purchase of securities for the Fund which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in the owner's next semi-annual report.

THE GUARANTEED ACCOUNT
     The guaranteed account is assets other than the loan account that are attributable to a certificate and held in our general account. The owner may allocate net premiums and may transfer net cash values of the certificate, subject to the limitations in the certificate and this prospectus, to our guaranteed account.
     Because of exemptive and exclusionary provisions, interests in Minnesota Life's guaranteed account have not been registered under the Securities Act of 1933, and the guaranteed account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the guaranteed account nor any interest therein is subject to the provisions of these Acts, and Minnesota Life has been advised that the staff of the SEC does not review disclosures relating to it. Disclosures regarding the guaranteed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     This prospectus describes a Variable Universal Life Insurance group contract and certificate and is generally intended to serve as a disclosure document only for the aspects of the group contract and certificate relating to the sub-accounts of the separate account. For more information about the guaranteed account, please see the certificate and the summary information provided immediately below.

SUMMARY INFORMATION
     Minnesota Life's general account consists of all assets owned by Minnesota Life other than those in the separate account and any other separate accounts which we may establish. The guaranteed account is that portion of the general assets of Minnesota Life, exclusive of loans, which is attributable to the group contract and certificate described herein and others of their class. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of group contracts and certificates of this class. Allocations to the guaranteed account become part of the general assets of Minnesota Life and are used to support insurance and annuity obligations and are subject to the claims of our creditors. Subject to applicable law, we have sole discretion over the investment of assets of the guaranteed account. Owners do not share in the actual investment experience of the assets in the guaranteed account.
     A portion or all the net premiums may be allocated or transferred to accumulate at a fixed rate of interest in the guaranteed account, though we reserve the right to restrict the allocation of premium into the guaranteed account. Transfers from the guaranteed account to the sub-accounts of the separate account are subject to certain limitations with respect to timing and amount. These restrictions are described under the heading "Transfers." Amounts allocated or transferred to the guaranteed account are guaranteed by us as to principal and a minimum rate of interest.

GUARANTEED ACCOUNT VALUE Minnesota Life bears the full investment risk for amounts allocated to the guaranteed account and guarantees that interest credited to each owner's account value in the guaranteed account will not be less than the minimum guaranteed annual rate without regard to the actual investment experience of the guaranteed account. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001 the minimum guaranteed annual rate is 3 percent. We may, at our sole discretion, credit a higher rate of interest ("excess interest") although we are not obligated to do so. Any interest credited on the certificate's account value in the guaranteed account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. The owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.
     Even if excess interest is credited to the guaranteed account value, no excess interest will be credited to the loan account value in the guaranteed account. However, the loan account value will be credited interest at a rate which is not less than 6 percent per annum.

                                                                         CHARGES

     Premium expense and account value charges will be deducted in connection with the certificates and paid to us, to compensate us for providing the insurance benefits set forth in the certificates, administering the certificates, incurring expenses in distributing the certificates and assuming certain risks in connection with the certificates. These charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine the charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.
     There are also advisory fees and expenses which are assessed against the asset value of each of the Portfolios of the Fund.

PREMIUM EXPENSE CHARGES
     The premium expense charges described below will be deducted from each premium payment we receive. The remaining amount, or net premium, will be allocated to the guaranteed account and/or sub-accounts of the separate account, as directed by the owner, and become part of the certificate's net cash value. SALES CHARGE We may deduct a sales charge from each premium paid under the certificate. Sales charges vary based on the group-sponsored insurance program under which the certificate is issued. The charge will never exceed 5 percent of each premium paid. The sales charge will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the level of commissions paid to agents and brokers and their affiliated broker-dealers, and other circumstances of which we are not presently aware. We may waive the sales charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate. In addition, we may waive the sales charge for premiums paid by designated payors under a group-sponsored insurance program (for example, insureds versus the group sponsor).
     The amount of the sales charge in any certificate year cannot be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, which may include profits from the mortality and expense risk charge, the cost of insurance charge or the administration charge. PREMIUM TAX CHARGE We will deduct a percentage of premium charge, not to exceed 4 percent of each premium received for premium taxes. Premium tax charges vary based on the group-sponsored insurance program under which the certificate is issued. This charge is to compensate us for our payment of premium taxes that are imposed by various states and local jurisdictions, and such other charges or expenses as we may incur with respect to the certificates, including guaranty fund assessments. The state and/or jurisdiction in which a group policy is issued may impose taxes that are higher or lower than the premium taxes actually imposed on the group policy. This charge will be between 0 percent and 4 percent of each premium payment. We may waive the premium tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

FEDERAL TAX CHARGE Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. This has resulted in an additional corporate income tax liability for insurance companies. For certificates deemed to be group certificates for purposes of OBRA, we make a charge against each premium payment to compensate us for the additional corporate taxes we pay for these policies. For group-sponsored programs implemented prior to April 1, 2000, the charge will not exceed 0.25 percent of premium. For group-sponsored programs implemented on or after April 1, 2000, the charge will not exceed 0.35 percent of premium. OBRA imposes a higher certificate acquisition expense to be capitalized on certificates deemed to be individual contracts under OBRA which results in significantly higher corporate income tax liability for those deemed individual contracts. Thus, under certificates deemed to be individual contracts under OBRA, we make a charge of up to 1.25 percent of each premium payment. We may waive the federal tax charge for premiums received as a result of Internal Revenue Code section 1035 exchanges from another contract or certificate.

ACCOUNT VALUE CHARGES
     The account value charges described below will be deducted from the net cash value. If the net cash value is insufficient to cover the account value charges, the certificate will lapse unless sufficient payment is received within the grace period.

MONTHLY DEDUCTION The charges deducted as part of the monthly deduction vary based on the group-sponsored insurance program under which the certificate is issued. As of the certificate date and each subsequent monthly anniversary, we will deduct an amount from the net cash value of the owner's certificate to cover certain charges and expenses incurred in connection with the certificate. The monthly deduction will be the sum of the following applicable items: (1) an administration charge; (2) a cost of insurance charge; and (3) the cost of any additional insurance benefits provided by rider. The monthly anniversary is the first day of each calendar month on, or following, the issue date. The monthly deduction will be deducted from the guaranteed account value and the separate account value in the same proportion that those values bear to the net cash value and, as to the separate account, from each sub-account in the proportion that the sub-account value in such sub-account bears to the separate account value of the certificate.
     We may deduct an ADMINISTRATION CHARGE from the net cash value of the certificate each month. The administration charge will never exceed $4 per month. This charge is to compensate us for expenses incurred in the administration of the certificates. These expenses include the costs of processing enrollments, determining insurability, and establishing and maintaining certificate records. Differences in the administration charge applicable to specific group-sponsored insurance programs will be determined based on expected differences in the administrative costs for the certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from the number of eligible members in the group, the type and scope of administrative support provided by the group sponsor, the expected average certificate size, and the features to be included in certificates under the group-sponsored insurance program. An eligible member is a member of the group seeking insurance who meets the requirements stated on the specifications page of the group contract. This charge is not designed to produce a profit.
     The monthly COST OF INSURANCE will be calculated by multiplying the applicable cost of insurance rate based on the insured's attained age and rate class by the net amount at risk for each certificate month. The attained age is the issue age of the insured plus the number of completed certificate years. The net amount at risk for a certificate month is the difference between the death benefit and the account value. The net amount at risk may be affected by changes in the face amount of the certificate or by changes in the account value. Account value, to the extent invested in sub-accounts of the separate account, will vary depending upon the investment performance of the sub-accounts.
     Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.
     Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits included in certificates under the group contract, experience of the group, changes in the expense structure, or a combination of these factors.
     Any changes in the current cost of insurance rates will apply to all persons of the same attained age and rate class under the group-sponsored insurance program. We and the group sponsor will agree to the number of classes and characteristics of each rate class. The classes may vary by tobacco users and non-tobacco users, active and retired status, owners of coverage continued under the continuation provision and other owners, and/or any other nondiscriminatory classes agreed to by the group sponsor.
     The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the certificate. These guaranteed rates are 125 percent of the maximum rates that could be charged based on 1980 Commissioners Standard Ordinary Mortality Tables ("1980 CSO Table"). The guaranteed rates are higher than 100 percent of the 1980 CSO Table because we may use a simplified underwriting approach and may issue policies that do not require medical evidence of insurability. The current cost of insurance rates are generally lower than 100 percent of the 1980 CSO Table. (For purposes of premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, we will use 100 percent of the 1980 CSO Table.)

PARTIAL SURRENDER CHARGE For certificates under some group-sponsored insurance programs, a transaction charge will be assessed against the net cash value for each partial surrender to cover the administrative costs incurred in processing the partial surrender. The charge will not exceed the lesser of $25 or 2 percent of the amount withdrawn. This charge will be assessed in the same manner as the monthly deduction. This charge is not designed to produce a profit.

TRANSFER CHARGE There is currently no charge assessed on transfers of net cash value between the guaranteed account and the separate account or among the sub-accounts of the separate account. A charge, not to exceed $10 per transfer, may be imposed in the future.

ADDITIONAL BENEFITS CHARGES Additional benefits may be included with the certificate by rider, subject to the limitations of the group policy and this prospectus. Some of these additional benefits will have charges associated with them. For a complete discussion of additional benefits see the "Additional Benefits" section of this prospectus.

SEPARATE ACCOUNT CHARGES
     We assess a MORTALITY AND EXPENSE RISK CHARGE directly against the separate account assets. This charge will vary based on the group-sponsored insurance program under which the certificate is issued. The annual rate will not exceed ..50 percent of the average daily assets of the separate account. The mortality and expense risk charge compensates us for assuming the risk that the cost of insurance and other charges will be insufficient to cover the actual mortality experience and other costs in connection with the policies.
     Differences in the mortality and expense risk charge rates applicable to different group-sponsored insurance programs will be determined by us based on differences in the levels of mortality and expense risk under those contracts. Differences in mortality and expense risk arise principally from the fact that:
(1) the factors used to determine cost of insurance and administration charges are more uncertain for some group-sponsored insurance programs than for others; and (2) our ability to recover any unexpected mortality and administration costs will also vary from group-sponsored insurance program to group-sponsored insurance program, depending on the charges established for policies issued under the group-sponsored insurance program, and on other financial factors.
     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account, the group contract or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes. No such charge or provision is made at the present time.

FUND CHARGES
     Shares of the Fund are purchased for the separate account at their net asset value, which reflects advisory fees and portfolio expense fees which are assessed against the net asset value of each of the Portfolios of the Fund. Advisory fees and portfolio expense fees of the Fund are described in each Fund's prospectus.
     Advantus Capital acts as the investment adviser to the Series Fund. Advantus Capital is a wholly-owned subsidiary of Minnesota Life. The advisory fees for the Advantus Series Fund are made pursuant to a contractual agreement between the Advantus Series Fund and Advantus Capital. For more information about the Series Fund, see the prospectus of Advantus Series Fund, Inc., which accompanies this prospectus.

GUARANTEE OF CERTAIN CHARGES
     We will not increase the following charges for group policies: (1) the maximum sales charge; (2) the maximum premium tax charge; (3) the federal tax charge (unless there is a change in the law regarding the federal income tax treatment of deferred acquisition costs); (4) the maximum cost of insurance charge; (5) the maximum administration charge; (6) the maximum partial surrender transaction charge;(7) the maximum transfer charge; and (8) the maximum separate account charge for mortality and expense risk.

INFORMATION ABOUT THE GROUP POLICY AND CERTIFICATES

APPLICATIONS AND ISSUANCE
     We will generally issue a group contract to a group, as defined and permitted by state law. For example, a group contract may be issued to an employer, whose employees and/or their spouses may become insured thereunder so long as the person is within a class of members eligible to be included in the group contract. The class(es) of members eligible to be insured by a certificate under the group contract are set forth in that group contract's specifications page. The group contract will be issued upon receipt of a signed application for the group contract signed by a duly authorized officer of the group wishing to enter into a group contract and the acceptance of that signed application by a duly authorized officer of Minnesota Life at its home office. Individuals wishing to purchase a certificate insuring an eligible member under a group-sponsored insurance program must complete the appropriate application for life insurance and submit it to our home office. If the application is approved, we will issue either a certificate or an individual policy to give to the owner. The issue of a group contract or an individual policy and their associated forms is always subject to the approval of those documents by state insurance regulatory authorities for use.
     Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfactory responses to certain health questions in the application and to provide, in some cases, medical information. Acceptance of an application is subject to our underwriting rules, and we reserve the right to reject an application for any reason.
     A certificate will not take effect until the owner signs the appropriate application for insurance, the initial premium has been paid prior to the insured's death, the insured is eligible, and we approve the completed signed application. The date on which the last event occurs shall be the effective date of coverage ("issue date").

DOLLAR COST AVERAGING
     We currently offer a dollar cost averaging option enabling the owner to preauthorize automatic monthly or quarterly transfers from the Series Fund Money Market Sub-Account to any of the other sub-accounts. There is no charge for this option. The transfers will occur on monthly anniversaries. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market values. Since the value of the units will vary over time, the amounts allocated to a sub-account will result in the crediting of a greater number of units when the unit value is low and a lesser number of units when the unit value is high.
     Dollar cost averaging does not guarantee profits, nor does it assure that a certificate will not have losses.
     To elect dollar cost averaging the owner must have at least $3,000 in the Series Fund Money Market Sub-Account. The automatic transfer amount from the Series Fund Money Market Sub-Account must be at least $250. The minimum amount that may be transferred to any one of the other sub-accounts is $50. We reserve the right to discontinue, modify or suspend the dollar cost averaging program at any time.
     A dollar cost averaging request form is available to the owner upon request. On the form the owner will designate the specific dollar amount to be transferred, the sub-accounts to which the transfer is to be made, the desired frequency of the transfer and the total number of transfers to be made. If at any time while the dollar cost averaging option is in effect, the amount in the Series Fund Money Market Sub-Account is insufficient to cover the amount designated to be transferred the current election in effect will terminate.
     An owner may instruct us at any time to terminate the dollar cost averaging election by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The amount from which transfers were being made will remain in the Series Fund Money Market Sub-Account unless a transfer request is made. Transfers made pursuant to the dollar cost averaging option will not be subject to any transfer charges, in the event such charges are imposed.

FREE LOOK
     It is important to us that the owner is satisfied with the certificate after it is issued. If the owner is not satisfied with it, the owner may return the certificate to us within 10 days after the owner receives it. If the certificate is returned, the owner will receive within seven days of the date we receive the notice of cancellation a full refund of the premiums paid.
     A request for an increase in face amount also may be canceled. The request for cancellation must be made within the 10 days, or that period required by applicable state law, after the owner receives the new certificate specifications page for the increase.
     Upon cancellation of an increase, the owner may request that we refund the amount of the additional charges deducted in connection with the increase. This will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made without the increase. If no request is made, we will increase the certificate's account value by the amount of these additional charges. This amount will be allocated among the sub-accounts of the separate account and guaranteed account in the same manner as it was deducted.

CONVERSION RIGHT TO AN INDIVIDUAL POLICY
     If life insurance provided under the group contract is not continued upon termination of the insured's eligibility under the group contract, or if the group contract terminates or is amended so as to terminate the insurance, the owner may convert the insurance under the group contract to an individual policy of life insurance with us subject to the following:
- The owner's written application to convert to an individual policy and the first premium for the individual policy must be received in our home office within 31 days of the date the owner's insurance terminates under the group contract.
- The owner may convert all or a part of the group insurance in effect on the date that the owner's coverage terminated to any individual life insurance policy we offer, except a policy of term insurance. We will issue the individual policy on the policy forms we then use for the plan of insurance the owner has requested. The premium charge for this insurance will be based upon the insured's age as of his or her nearest birthday.
- If the insured should die within 31 days of the date that the group contract terminates, the full amount of insurance that could have been converted under this policy will be paid.
     In the case of the termination of the group contract, we may require that an insured under a certificate issued under the group contract be so insured for at least five years prior to the termination date in order to qualify for the above conversion privilege.

CONTINUATION OF GROUP COVERAGE
     If the insured's eligibility under a group contract ends, the owner's current group coverage may continue unless the certificate is no longer in force or the limitations below are true as of the date eligibility ends:
-   The group contract has terminated; or
- The owner has less than the required minimum in his or her net cash value after deduction of charges for the month in which eligibility ends. The required minimum will vary based on the group-sponsored program under which the certificate is issued. The minimum will never be higher than $250.
     The insurance amount will not change unless the owner requests a change. We reserve the right to alter all charges not to exceed the maximums. These charges may be higher than those applicable to policies under the group contract that have not been continued under this provision.
     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder. A contractholder is an entity that is issued a group contract.

ADDITIONAL BENEFITS
     Subject to certain requirements, one or more of the following additional insurance benefits may be added to the certificate by rider. However, some group contracts may not offer each of the additional benefits described below. Certain riders may not be available in all states. The descriptions below are intended to be general; the terms of the certificate riders providing the additional benefits may vary from state to state, and the certificate should be consulted. New benefit riders which are subsequently developed may also be offered under some group-sponsored insurance programs, and the terms of the riders will be identified in the certificate. The cost of any additional insurance benefits will be deducted as part of the monthly deduction.

ACCELERATED BENEFITS RIDER Provides for the accelerated payment of all or a portion of the death benefit proceeds if the insured is terminally ill, subject to the minimums and maximums specified in the rider. Eligibility requirements and conditions for payment of accelerated benefits are also described in the rider. The amount of accelerated benefits payable is calculated by multiplying the death benefit by an accelerated benefit factor defined in the rider. Accelerated benefits will be paid to the owner unless the owner validly assigns them otherwise. The receipt of benefits under the rider may have tax consequences and the owner should seek assistance from a qualified tax adviser. There is no charge for this rider.

WAIVER OF PREMIUM RIDER Provides for the waiver of the monthly deduction while the insured is totally disabled, subject to certain limitations described in the rider. The insured must have become disabled before the age specified in the rider.

ACCIDENTAL DEATH AND DISMEMBERMENT RIDER Provides additional insurance if the insured dies or becomes dismembered as a result of an accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the certificate will be paid upon receipt of proof by us that the death or dismemberment resulted directly from accidental injury and independently of all other causes. The death or dismemberment must occur within the timeframes specified in the rider.

CHILD RIDER Provides for term insurance on the insured's children, as specified in the rider. To be eligible for the insurance, the child must be of eligible age as indicated in the rider and be dependent upon the insured for financial support. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

SPOUSE RIDER Provides for term insurance on the insured's spouse and children, as specified in the rider. To be eligible for the insurance, spouse and children must meet the eligibility requirements indicated in the rider. Under terms of the rider, the death benefit will be payable to the owner of the certificate to which the rider is attached.

POLICYHOLDER CONTRIBUTION RIDER Allows the contractholder to pay for all or a portion of the monthly charges under the certificate without affecting the account value which may accumulate due to employee-paid net premiums. The portion of the net premium paid by the contractholder will be allocated to the guaranteed account. On the same day such premium is allocated, the charges the contractholder intends to cover will be deducted from the guaranteed account value. There is no charge for this rider.

GENERAL MATTERS RELATING TO THE CERTIFICATE

POSTPONEMENT OF PAYMENTS Normally, we will pay any certificate proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds for a certificate with an Option B death benefit, for which the account value portion of the death benefit is determined as of the date of payment, the amount of payment will be determined as of the end of the valuation period during which a request is received at our home office. However, we reserve the right to defer certificate payments, including loans, for up to six months from the date of the owner's request, if such payments are based upon certificate values which do not depend on the investment performance of the separate account. In that case, if we postpone a payment other than a loan payment for more than 31 days, we will pay the owner interest for the period that payment is postponed at the greater of the minimum guaranteed annual rate or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. For payments based on certificate values which do depend on the investment performance of the separate account, we may defer payment only: (a) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or (b) when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impractical.

THE CERTIFICATE The certificate, the attached signed application, endorsements, any signed application for an increase in face amount and any signed application for reinstatement constitute the entire contract between the owner and us. Apart from the rights and benefits described in the certificate and incorporated by reference into the group contract, the owner has no rights under the group contract. All statements made by the owner or insured in the signed application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the certificate. Any change to the certificate must be approved in writing by the President, a Vice President, Secretary or an Assistant Secretary of Minnesota Life. No agent has the authority to alter or modify any of the terms, conditions or agreements of the group policy or certificate or to waive any of its provisions.

CONTROL OF CERTIFICATE The insured will be considered the owner of the certificate unless another person is shown as the owner in the signed application. Ownership may be changed, however, by assigning the certificate as described below. The owner is entitled to all rights provided by the certificate, prior to its maturity date. After the maturity date, the owner cannot change the payee nor the mode of payment, unless otherwise provided in the certificate. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one owner at a given time, all must exercise the rights of ownership. If the owner should die, and the owner is not the insured, the owner's interest will go to his or her estate unless otherwise provided.

MATURITY A certificate of insurance under the group contract matures in an amount equal to the certificate's net cash value upon the insured's 95th birthday.

BENEFICIARY The beneficiary is the person(s) named in a signed application for insurance or by later designation to receive certificate proceeds in the event of the insured's death. The owner may name one or more beneficiaries on the signed application to receive the death benefit. The owner may choose to name a beneficiary that the owner cannot change without the beneficiary's consent. This is called an irrevocable beneficiary. If the owner has not named an irrevocable beneficiary, the owner has reserved the right to change the beneficiary by filing a subsequent written request with us. In that event, we will pay the death benefit to the beneficiary named in the most recent change of beneficiary request as provided for in the certificate.
     If a beneficiary dies before the insured, that beneficiary's interest in the certificate ends with that beneficiary's death. Only those beneficiaries who survive the insured will be eligible to share in the proceeds. If no beneficiary survives the insured we will pay the proceeds according to the following order of priority:
-   the insured's lawful spouse, if living; otherwise
-   the personal representative of the insured's estate.

CHANGE OF BENEFICIARY If the owner has reserved the right to change the beneficiary, the owner can file a written request with us to change the beneficiary. If the owner has named an irrevocable beneficiary, the written consent of the irrevocable beneficiary will be required. The owner's written request will not be effective until it is recorded in our home office records. After it has been so recorded, it will take effect as of the date the owner signed the request.
     However, if the insured dies before the request has been so recorded, the request will not be effective as to those proceeds we have paid before the owner's request was so recorded.

SETTLEMENT OPTIONS The death benefit proceeds of a certificate will be payable if we receive due proof satisfactory to us of the insured's death while it is in force. The proceeds will be paid from our home office and in a single sum unless a settlement option has been selected.
     We will pay interest on the face amount of single sum death proceeds from the date of the insured's death until the date of payment at any annual rate to be determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. Death benefits proceeds arising from the account value, as under Option B, will continue to reflect the separate account experience until the time of payment of those amounts.
     The proceeds of a certificate may be paid in other than a single sum and the owner may, during the lifetime of the insured, request that we pay the proceeds under one of the certificate's settlement options. We may also use any other method of payment acceptable to both the owner and us. Unless the owner elects otherwise, a beneficiary may select a settlement option after the insured's death. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right.
     Each settlement option is payable in fixed amounts as described below. A person electing a settlement option will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. The payments do not vary with the investment performance of the separate account.
- INTEREST PAYMENTS This option will provide payment of interest on the proceeds at such times and for a period that is agreeable to the person electing the settlement option and us. Withdrawal of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.
- FIXED PERIOD ANNUITY This is an annuity payable in monthly installments for a specified number of years, from one to twenty years. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown on the settlement option agreement.
- LIFE ANNUITY This is an annuity payable monthly during the lifetime of the person who is to receive the income and terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant. The amount of guaranteed payments for each $1,000 of proceeds applied would be shown in the settlement option agreement. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.
- PAYMENTS OF A SPECIFIED AMOUNT This is an annuity payable in a specified amount until the proceeds and interest are fully paid.
     The minimum amount of interest we will pay under any settlement option will never be less than the minimum guaranteed annual rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.
     Additional interest earnings, if any, on deposits under a settlement option will be payable as determined by us.

CERTIFICATE CHANGES We reserve the right to limit the number of certificate changes to one per certificate year and to restrict such changes in the first certificate year. For this purpose, changes include increases or decreases in face amount. No change will be permitted that would result in the death benefit under a certificate being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

CONFORMITY WITH STATUTES If any provision in a certificate is in conflict with the laws of the state governing the certificate, the provision will be deemed to be amended to conform to such laws.

CLAIMS OF CREDITORS Except as provided by law, neither the certificate nor any payment thereunder will be subject to the claims of creditors or to any legal process.

INCONTESTABILITY After a certificate has been in force during the insured's lifetime for two years from the certificate date, we cannot contest the insurance for any loss that is incurred more than two years after the certificate date, unless the net cash value has dropped below the amount necessary to pay the insured's cost of insurance on the insured's life. However, if there has been an increase in the amount of insurance for which we required evidence of insurability, then, to the extent of the increase, any loss which occurs within two years of the effective date of the increase will be contestable. We may elect to waive our right to contest the insurance for any loss that is incurred within two years after the certificate issue date where the certificate replaces existing coverage.

ASSIGNMENT The certificate may be assigned. However, we will not be bound by any assignment unless it is in writing and filed at our home office in St. Paul, Minnesota, and we send the owner an acknowledged copy. We assume no responsibility for the validity or effect of any assignment of the certificate or of any interest in it. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment. A valid assignment will take precedence over any claim of a beneficiary.

SUICIDE If the insured, whether sane or insane, dies by suicide within two years of the original certificate date, our liability will be limited to an amount equal to the premiums paid for the certificate. If there has been a face amount increase for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the increase, our liability with respect to the increase will be limited to an amount equal to the premiums paid for that increase.
     If the insured is a Missouri citizen when the certificate is issued, this provision does not apply on the issue date of the certificate, or on the effective date of any increase in face amount, unless the insured intended suicide when the certificate, or any increase in face amount, was applied for.
     If the insured is a citizen of Colorado or North Dakota, the duration of this suicide provision is for one year instead of two.

MISSTATEMENT OF AGE If the age of the insured has been misstated, the death benefit and account value will be adjusted. The adjustment will be the difference between two amounts accumulated with interest. These two amounts are:
-   the monthly cost of insurance charges that were paid; and
- the monthly cost of insurance charges that should have been paid based on the insured's correct age.
     The interest rates used are the rates that were used in accumulating guaranteed account values for that time period.

EXPERIENCE CREDITS Each year we will determine if the certificate will receive an experience credit. Experience credits, if received, may be added to the owner's account value or, if the owner elects, they may be paid in cash. Experience credits will vary based on the terms, claims experience and cost of insurance for the group-sponsored insurance program under which the group contract is issued. We will determine experience credits pursuant to our established actuarial procedures. We do not expect any experience credits will be declared.
     An experience credit applied to the account value will be allocated to the guaranteed account or to the sub-accounts of the separate account in accordance with the owner's current instructions for the allocation of net premiums. In the absence of such instructions, experience credits will be allocated to the guaranteed account value and separate account value in the same proportion that those account values bear to the net cash value and, as to the account value in the separate account, to each sub-account in the proportion that the sub-account value bears to the separate account value.

REPORTS Each year we will send the owner a report. At a minimum, the report will include the account value, the face amount, and the death benefit as of the date of the report, the premiums paid during the year, loan activity and the certificate value. The report will be sent to the owner without cost.

The report will be as of a date within two months of its mailing.

GENERAL PROVISIONS OF THE GROUP CONTRACT

ISSUANCE The group contract will be issued upon receipt of an application for group insurance signed by a duly authorized officer of the group sponsor and acceptance by a duly authorized officer of Minnesota Life at our home office.

TERMINATION The contractholder may terminate a group contract by giving us 31 days prior written notice of the intent to terminate. In addition, we may terminate a group contract or any of its provisions on 61 days' notice. We may elect to limit the situations in which we may exercise our right to terminate the group contract to situations such as the non-payment of premiums or where, during any twelve month period, the aggregate specified face amount for all certificates under the group contract or the number of certificates under a group contract decreases by certain amounts or below the minimum permissible levels we establish for the group contract. No individual may become insured under the group contract after the effective date of a notice of termination. However, if the group contract terminates, certificates may be allowed to convert to individual coverage as described under the heading "Conversion Privilege to an Individual Certificate."
     Upon termination of a group contract, we reserve the right to complete the distribution of account values attributable to the guaranteed account over a period of time determined by us, but not more than six months. This delayed distribution does not in any way continue or extend any insurance that has otherwise terminated due to termination of a group contract.
     Termination of the group contract by the contractholder or us will not terminate the insurance then in force under the terms of the continuation provision. The group contract will be deemed to remain in force solely for the purpose of continuing such insurance, but without further obligation of the contractholder.

RIGHT TO EXAMINE GROUP CONTRACT The contractholder may terminate the group contract within 10 days, or that period required by law, after receiving it. To cancel the group contract, the contractholder should mail or deliver the group contract to us.

ENTIRE GROUP CONTRACT The group contract, the attached copy of the contractholder's signed application and any additional agreements constitute the entire contract between the contractholder and us. All statements made by the contractholder, any owner or any insured will be deemed representations and not warranties. A misstatement will not be used in any contest or to reduce claim under the group contract, unless it is in writing. A copy of the signed application containing such misstatement must have been given to the contractholder or to the insured or to his or her beneficiary, if any.

OWNERSHIP OF GROUP CONTRACT AND GROUP CONTRACT CHANGES The contractholder owns the group contract. The group contract may be changed or amended by agreement between us and the contractholder without the consent of, or notice to, any person claiming rights or benefits under the group contract. However, unless the contractholder owns all of the certificates issued under the group contract, the contractholder does not have any ownership interest in the certificates issued under the group contract. The rights and benefits under the certificates of the owners, insureds and beneficiaries are as set forth in this prospectus and in the certificates.

                                                            CERTIFICATE PREMIUMS

     A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. The initial premium for a certificate must cover the premium expense charges and the first month's deductions. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force.
     When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, under the certificate, the owner may elect to omit making those premium payments. Failure to pay one or more premium payments will not cause the certificate to lapse until such time as the net cash value is insufficient to cover the next monthly deduction. Therefore, unlike traditional insurance certificates, a certificate does not obligate the owner to pay premiums in accordance with a rigid and inflexible premium schedule.
     Failure of a group contractholder to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination. (See "Conversion Privilege to an Individual Policy".) The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract or certificate. (See "Continuation of Group Coverage".)

PREMIUM LIMITATIONS
     After the payment of the initial premium, and subject to the limitations described in this prospectus, premiums may be paid at any time in any amount while the insurance is in force under the certificate. Since the certificate permits flexible premium payments, it may become a modified endowment contract. (See "Federal Tax Status".) When we receive the signed application, our systems will test the owner's elected premium schedule to determine, if it is paid as scheduled and if there is no change made to the certificate, whether it will result in the certificate being classified as a modified endowment contract for federal income tax purposes. Our systems will continue to test the certificate with each premium payment to determine whether the certificate has attained this tax status. If we determine that the certificate has attained the status of a modified endowment contract, we will mail the owner a notice. The owner will be given a limited amount of time, subject to the restrictions under the Code, to request that the certificate maintain the modified endowment contract status. If the owner does not request to have this tax status maintained, the excess premium amounts paid that caused this tax status will be returned with interest at the end of the certificate year to avoid the certificate being classified as a modified endowment contract. The owner may request an immediate refund if it is desired earlier.

ALLOCATION OF NET PREMIUMS AND ACCOUNT VALUE
     Net premiums, which are premiums after the deduction of the charges assessed against premiums, are allocated to the guaranteed account and/or sub-accounts of the separate account which, in turn, invest in shares of the Fund. Net premiums are valued as of the end of the valuation period in which they are received. For a discussion of valuation periods see the "Unit Value" section of this prospectus.
     The owner makes the selection of the sub-accounts and/or the guaranteed account on the signed application for the certificate. The owner may change the allocation instructions for future premiums by giving us a request in writing or through any other method made available by us under the group-sponsored insurance program. The allocation to the guaranteed account or to any sub-account of the separate account must be at least 10 percent of the net premium.
     Where the contractholder owns all the certificates and in certain other circumstances (for example, for split-dollar insurance programs), we will delay the allocation of net premiums to sub-accounts or the guaranteed account for a period of 10 days after certificate issue or certificate change to reduce market risk during this "free look" period. Net premiums will be allocated to the Money Market Sub-Account until the end of the period. We reserve the right to similarly delay the allocation of net premiums to sub-accounts for other group-sponsored insurance programs for a period of 10 days after certificate issue or certificate change. This right will be exercised by us only when we believe economic conditions make it necessary to reduce market risk during the "free look" period. If we exercise this right, net premiums will be allocated to the Money Market Sub-Account until the end of the period.
     We reserve the right to restrict the allocation of net premiums to the guaranteed account for certificates under some group-sponsored insurance programs. For these certificates, the maximum allocation of net premiums to the guaranteed account will range from 0 percent to 50 percent. Under certain group-sponsored insurance programs we have exercised this right by prohibiting allocations to the guaranteed account. Any such prohibitions will be identified in the certificates.

DEATH BENEFIT AND ACCOUNT VALUES

     If the certificate is in force at the time of the insured's death, upon receipt of due proof of death, we will pay the death benefit proceeds of the certificate based on the death benefit option elected by the contractholder.
     The group sponsor may choose one of two death benefit options for all participants under the group-sponsored program. Once elected, the death benefit option chosen by the group-sponsor shall remain unchanged. There is a level death benefit ("Option A") and a variable death benefit ("Option B"). The death benefit under either option will never be less than the current face amount of the certificate (less any unpaid monthly deductions) as long as the certificate remains in force and there are no loans. The face amount elected must be at least the minimum stated on the specifications page of the certificate.

OPTION A -- LEVEL DEATH BENEFIT
     The amount of the death benefit for Option A is determined as follows:
- the face amount of insurance on the insured's date of death while the certificate is in force; plus
- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; less
-   any outstanding certificate loans and accrued loan interest charged; less
- any unpaid monthly deductions determined as of the date of the insured's death.

OPTION B -- INCREASING DEATH BENEFIT
     The amount of the death benefit for Option B is determined as follows:
- the face amount of insurance on the insured's date of death while the certificate is in force; plus
- the amount of the owner's account value as of the date we receive due proof of death satisfactory to us; plus
- the amount of the cost of insurance for the portion of the certificate month from the date of death to the end of the certificate month; plus
-   any monthly deductions taken under the certificate since the date of death;
    less
-   any outstanding certificate loans and accrued loan interest charged; less
- any unpaid monthly deductions determined as of the date of the insured's death.
     At issue, the group sponsor may choose between two tests that may be used to determine if a certificate qualifies as life insurance as defined by Section 7702 of the Code. Once a test is selected for a certificate, it shall remain unchanged for that certificate. The group sponsor must select the same test for all certificates. The two tests are the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. The test selected will determine how the death benefit is calculated in the event the account value or the premiums paid exceed certain limits established under Section 7702.
     The Cash Value Accumulation Test requires that the death benefit be greater than the account value times a specified percentage. The Guideline Premium/Cash Value Corridor Test limits the amount of premiums which may be paid in addition to requiring that the death benefit be greater than the account value times a specified percentage. Each certificate will be tested when premiums are paid, at the end of each month and at death for compliance to the test chosen for that certificate. Under either test, if the death benefit is not greater than the applicable percentage of the account value, we will increase the face amount or return premium with interest to maintain compliance with IRC Section 7702.
     For the Cash Value Accumulation Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies by the age and underwriting class of the insured. The following table contains illustrative applicable percentages for this test for the non-tobacco underwriting class:

                             Applicable
                             Percentage
Attained Age                 ----------
------------
35.........................     432.4%
45.........................     310.2
55.........................     226.9
65.........................     171.8
75.........................     137.5

     For the Guideline Premium/Cash Value Corridor Test, the applicable percentage by which to multiply the account value to determine the minimum death benefit requirement varies only by the age of the insured. The following table contains the applicable percentages for the account value portion of this test:

                             Applicable
                             Percentage
Attained Age                 ----------
------------
40 & below.................       250%
41.........................       243
42.........................       236
43.........................       229
44.........................       222
45.........................       215

                             Applicable
                             Percentage
Attained Age                 ----------
------------
46.........................       209
47.........................       203
48.........................       197
49.........................       191
50.........................       185
51.........................       178
52.........................       171
53.........................       164
54.........................       157
55.........................       150
56.........................       146
57.........................       142
58.........................       138
59.........................       134
60.........................       130
61.........................       128
62.........................       126
63.........................       124
64.........................       122
65.........................       120
66.........................       119
67.........................       118
68.........................       117
69.........................       116
70.........................       115
71.........................       113
72.........................       111
73.........................       109
74.........................       107
75-90......................       105
91.........................       104
92.........................       103
93.........................       102
94.........................       101
95.........................       100

     Several factors that may influence the premium limit under the Guideline Premium/ Cash Value Corridor Test include: the current and past face amounts of the certificate, the certificate year, the age at certificate issue, the age at any face amount change, and the underwriting class of the insured as well as the charges under the certificate. You may call us at (800) 843-8358, during our normal business hours of 8:00 a.m. to 4:45 p.m., Central time, if you would like us to calculate the maximum premium you may pay under your certificate for this test. If you pay up to the maximum premium amount your certificate may become a modified endowment contract. (See "Federal Tax Status".)

CHANGE IN FACE AMOUNT
     Subject to certain limitations set forth below, an owner may increase or decrease the face amount of a certificate. A written request must be sent directly to us for a change in the face amount. A change in the face amount will affect the net amount at risk which affects the cost of insurance charge. (See "Charges".) In addition, a change in the face amount of a certificate may result in a material change in the certificate that may cause it to become a modified endowment contract. More information on this subject and possible federal income tax consequences of this result is provided under the heading "Federal Tax Status."

INCREASES If an increase in the current face amount is applied for, we reserve the right to require evidence of insurability from the insured. The increase will become effective on the monthly anniversary on or following approval of the change or on any other date mutually agreed upon between the owner and us. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the net cash value in effect immediately after the increase must be sufficient to cover the next monthly deduction.
     With respect to premiums allocated to an increase, the owner will have the same "free look," conversion, and refund rights with respect to an increase as with the initial purchase of the owner's certificate. (See "Free Look".)

DECREASES Any decrease in the face amount will become effective on the monthly anniversary on or following our receipt of the written request. However, the amount of insurance on any insured may not be reduced to less than the minimum face amount indicated on the specifications page which is attached to the owner's certificate. Generally, this amount will be at least $10,000. If, following a decrease in face amount, the certificate would not comply with the maximum premium limitations required by federal tax law (see "Federal Tax Status"), the decrease may be limited or the account value may be returned to the owner (at the owner's election), to the extent necessary to meet these requirements.

PAYMENT OF DEATH BENEFIT PROCEEDS
     The amount payable as death proceeds upon the insured's death will be determined according to the death benefit under the option elected. The death benefit proceeds will also include any amounts payable under any riders.
     If a rider permitting the accelerated payment of death benefit proceeds has been added to the certificate, the death benefit may be paid in a single lump sum prior to the death of the insured and may be less than otherwise would be paid upon the death of the insured. (See "Additional Benefits".)
     Death benefit proceeds will ordinarily be paid within seven days after we receive all information required for such payment, including due proof of the insured's death. Payment may, however, be postponed in certain circumstances. (See "Postponement of Payments".) Under Option A death benefit, interest will be paid on the death benefit from the date of the insured's death until the date of payment. Under Option B death benefit, interest will be paid on the face amount of insurance from the date of the insured's death until the date of payment. The account value will remain as invested in the guaranteed account and/or separate account until the date of payment; therefore, the account value may increase or decrease in value from the date of the insured's death to the date of the payment of the death proceeds. Interest will also be paid on any charges taken under the certificate since the date of death, from the date the charge was taken until the date of payment. Interest will be at an annual rate determined by us, but never less than the minimum guaranteed rate, compounded annually, or the minimum rate required by state law. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent.
     Death benefit proceeds will be paid to the surviving beneficiary specified on the signed application or as subsequently changed. The owner may arrange for death benefit proceeds to be paid in a single lump sum or under one of the optional methods of settlement (See "Settlement Options").
     When no election for an optional method of settlement is in force at the death of the insured, the beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Settlement Options").
     An election or change of method of settlement must be in writing. A change in beneficiary revokes any previous settlement election.

ACCOUNT VALUES
     The certificate provides the owner certain account value benefits. Subject to certain limitations, the owner may obtain access to the net cash value portion of the account value of the certificate. The owner may borrow against the certificate's loan value and may surrender the certificate in whole or in part. The owner may also transfer the net cash value between the guaranteed account and the sub-accounts of the separate account or among the sub-accounts of the separate account.
     We will send the owner a report each year advising the owner of the certificate's account value, the face amount and the death benefit as of the date of the report. It will also summarize certificate transactions during the year, including premiums paid and their allocation, certificate charges, loan activity and the net cash value. It will be as of a date within two months of its mailing. We will also, upon the owner's request, send the owner an additional statement of past transactions at any time for a $15 fee, which will be deducted from the portion of account value that the owner specifies.
     Also, upon request made to us at our home office, we will provide information on the account value of a certificate to the owner. Such requests may be in writing, by telephone, by facsimile transmission or any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the heading "Transfers."

DETERMINATION OF THE GUARANTEED ACCOUNT VALUE The guaranteed account value is the sum of all net premium payments allocated to the guaranteed account. This amount will be increased by any interest, experience credits (see "General Matters Relating to the Certificate" for a detailed discussion), loan repayments, loan interest credits and transfers into the guaranteed account. This amount will be reduced by any certificate loans, loan interest charged, partial surrenders, transfers into the sub-accounts of the separate account and charges assessed against the owner's guaranteed account value. Interest is credited on the guaranteed account value of the certificate at a rate of not less than the minimum guaranteed annual rate, compounded annually. For group-sponsored programs implemented prior to May 1, 2001, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 1, 2001, the minimum guaranteed annual rate is 3 percent. We guarantee the minimum rate for the life of the certificate without regard to the actual experience of the guaranteed account. As conditions permit, we may credit additional amounts of interest to the guaranteed account value. The owner's guaranteed account value is guaranteed by us. It cannot be reduced by any investment experience of the separate account.

DETERMINATION OF THE SEPARATE ACCOUNT VALUE The certificate's separate account value is determined separately. The separate account value is not guaranteed. The determination of the separate account value is made by multiplying the current number of sub-account units credited to a certificate by the current sub-account unit value, for each sub-account in which the owner is invested. A unit is an accounting device used to measure a certificate's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units so credited is determined as of the end of the valuation period during which we receive the owner's premium at our home office.
     Once determined, the number of units credited to the owner's certificate will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent periodic or lump sum net premiums, experience credits, loan interest credits and transfers to that sub-account. The number of additional units credited is determined by dividing the net premiums, experience credits and transfers to that sub-account by the then current unit value for that sub-account. The number of units of each sub-account credited to the owner's certificate will be decreased by certificate charges to the sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account. The reduction in the number of units credited is determined by dividing the deductions to that sub-account, loans and loan interest charges, transfers from that sub-account and withdrawals from that sub-account by the then current unit value for that sub-account. The number of sub-account units will decrease to zero on a certificate surrender.

UNIT VALUE The unit value of a sub-account will be determined on each valuation date. A valuation date is each date on which a Fund Portfolio is valued. A valuation period is the period between successive valuation dates measured from the time of one determination to the next. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

NET INVESTMENT FACTOR The net investment factor for a valuation period is the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this certificate which is assessed at the annual rate stated on the specifications page of the certificate against the average daily net assets of each sub-account of the separate account. The gross investment rate is equal to:
- the net asset value per share of a share held by the Fund in the sub-account of the separate account determined at the end of the current valuation period; plus
- the per share amount of any dividend or capital gains distribution by the Fund if the "ex-dividend" date occurs during the current valuation period; with the sum divided by
- the net asset value per share of the share of the Fund held in the sub-account determined at the end of the preceding valuation period.
     We reserve the right to deduct a charge against the separate account assets, or make other provisions for, any additional tax liability we may incur with respect to the separate account or the certificates, to the extent that those liabilities exceed the amounts recovered through the deduction from premiums for premium taxes and federal taxes. Any such charges will be subject to the maximum described in this prospectus.

DAILY VALUES We determine the value of the units in each sub-account on each day on which the Portfolios of the Fund are valued. The net asset value of the Fund's shares is computed once daily, and, in the case of the Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. Central time, but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of a Fund's portfolio securities will not materially affect the current net asset value of such Fund's shares, (ii) days during which no shares of a Fund are tendered for redemption and no order to purchase or sell such Fund's shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.
     Although the account value for each certificate is determinable on a daily basis, we update our records to reflect that value on each monthly anniversary. We also make certificate value determinations as of the date of the insured's death and on a certificate adjustment, surrender, or lapse. When the certificate value is determined, we will assess and update to the date of the transaction those charges made against the owner's account value, namely the administration charge and the cost of insurance charge. Increases or decreases in certificate values will not be uniform for all certificates but will be affected by certificate transaction activity, cost of insurance charges and the existence of certificate loans.

                                    SURRENDERS, PARTIAL SURRENDERS AND TRANSFERS

     The owner may request a surrender of or a partial surrender from the certificate at any time while the insured is living. To make a surrender, the owner sends us a written request for its surrender. The owner is then paid the net cash value of the certificate, computed as of the end of the valuation period during which we receive the surrender request at our home office. That payment can be in cash or, at the option of the owner, can be applied on a settlement option. A surrender or partial surrender may have federal income tax consequences. (See "Federal Tax Status".)
     A partial surrender of the net cash value of the certificate is permitted in any amount equal to at least the minimum established for certificates under the group sponsored insurance program. The minimum will never exceed $500. The maximum amount cannot exceed the maximum established for certificates under the group-sponsored insurance program. The maximum will be either:
- (a) minus (b), where (a) is 90 percent of the account value and (b) is any outstanding certificate loans plus accrued certificate loan interest charged; or
-   100 percent of the net cash value.
     The maximum will be identified in the certificate.
     We reserve the right to limit the number of partial surrenders to one per certificate month, change the minimum amount for partial surrenders, limit the frequency of partial surrenders, or restrict or prohibit partial surrenders from the guaranteed account. A partial surrender will cause a decrease in the face amount equal to the amount surrendered if the current death benefit option for the certificate is Option A (level death benefit). A partial surrender has no effect on the face amount if the current death benefit option for a the certificate is Option B (variable death benefit). However, since the account value is reduced by the amount of the partial surrender, the death benefit is reduced by the same amount, as the account value represents a portion of the death benefit proceeds.
     On a partial surrender, the owner may designate the sub-accounts of the separate account from which a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed account. Otherwise, partial surrenders will be deducted from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value. We reserve the right to restrict or prohibit withdrawals from the guaranteed account. We will tell the owner, on request, what amounts are available for a partial surrender under the certificate.
     A transaction charge will be deducted from the net cash value in connection with a partial surrender for certificates under some group contracts. The amount of the charge will never exceed the lesser of $25 or 2 percent of the amount withdrawn. The charge will be allocated to the guaranteed account value and the separate account value in the same proportion as those values bear to the net cash value and, as to the separate account value, from each sub-account in the same proportion that the sub-account value of each such sub-account bears to the separate account value.
     Payment of a surrender or partial surrender will be made as soon as possible, but not later than seven days after our receipt of the owner's written request for surrender or partial surrender. However, if any portion of the net cash value to be surrendered is attributable to a premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount the owner receives on surrender may be more or less than the total premiums paid under the certificate.

TRANSFERS
     The certificate allows for transfers of the net cash value among the available sub-accounts of the separate account, and from the guaranteed account to the sub-accounts. Transfers of the net cash value from the sub-accounts to the guaranteed account are available for certificates that allow for premium allocations to the guaranteed account. Transfers may be made in writing, by telephone or through any other method made available by us under the group-sponsored insurance program.
     There are restrictions to such transfers. The amount to be transferred to or from a sub-account of the separate account or the guaranteed account must be at least $250. If the balance in the guaranteed account or in the sub-account from which the transfer is to be made is less than $250, the entire account value attributable to that sub-account or the guaranteed account must be transferred. If a transfer would reduce the account value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining amount in the sub-account with the amount transferred. We also reserve the right to limit the number of transfers to one per certificate month.
     There are additional restrictions to transfers involving the guaranteed account. For group-sponsored insurance programs where the certificates do not allow for premium allocations to the guaranteed account, the owner may not transfer amounts into the guaranteed account.
     The following restrictions apply to group-sponsored insurance programs where the guaranteed account is available for premium allocations, to group-sponsored insurance programs where the contractholder owns all the policies and in certain other circumstances (for example, for split-dollar insurance programs). The maximum amount of net cash value to be transferred out of the guaranteed account to the sub-accounts of the separate account is limited to twenty percent (or $250 if greater) of the guaranteed account value. Transfers to or from the guaranteed account are limited to one such transfer per certificate year. We may further restrict transfers from the guaranteed account by requiring that the request is received by us or postmarked in the 30-day period before or after the last day of the certificate anniversary. The certificate anniversary is the same day and month in each succeeding year as the certificate date, or the same day and month in each succeeding year as the date agreed to between the contractholder and us. The certificate anniversary is shown on the specifications page attached to the certificate. The certificate date is the first day of the calendar month on, or following, the issue date. This is the date from which certificate years and certificate months are measured. A certificate month is equal to a calendar month. A certificate year is a period of one year measured from the certificate date and from each successive certificate anniversary. Requests for transfers which meet these conditions would be effective after we approve and record them at our home office.
     For transfers out of the separate account or among the sub-accounts of the separate account, we will credit and cancel units based on the sub-account unit values as of the end of the valuation period during which the owner's request is received at our home office. Transfers from the guaranteed account will be dollar amounts deducted at the end of the day on which the transfer request is approved at our home office.
     From time to time the separate account may receive a transfer request that Minnesota Life or the underlying Fund regards as disruptive to the efficient management of the sub-accounts of the separate account or the underlying Fund. This could be because of the timing of the request and the availability of settlement proceeds of the Fund, the size of the transfer amount involved or the trading history of the investor. If the underlying Fund determines that selling securities to satisfy the redemptions could be harmful to the Fund, requested transfers will be denied. The owner will be notified in writing when limitations are imposed upon a transfer request.
     A transfer or exchange from one sub-account to another is generally treated as a simultaneous cancellation of units currently held and the crediting of units where a new investment is desired. The order of redemptions from a Fund will be as follows: all automatic exchanges (for example, dollar cost averaging), written transfer and exchange requests, faxed transfer and exchange requests, and electronic transfer and exchange requests (including telephone and internet transaction site requests). Transfer and exchange requests will be processed in the order of receipt within their respective category. In no event will there be any limitation on redemptions in connection with surrenders, partial surrenders or loans.
     A transfer is subject to a transaction charge. Currently, no such charge is imposed on a transfer, but a charge, up to a maximum of $10, may be imposed in the future.
     The owner's instructions for transfer may be made in writing or the owner, or a person authorized by the owner, may make such changes by telephone. To do so, the owner may call us at 1-800-843-8358 during our normal business hours of 8:00 a.m. to 4:45 p.m., Central time. Owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission. Our FAX number is 1-651-665-4827.
     We may make other electronic transfer capabilities available to certificate owners under some group-sponsored insurance programs. We will employ reasonable procedures to satisfy ourselves that instructions received from certificate owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require certificate owners to identify themselves in electronic transactions through certificate numbers or such other information as we may deem to be reasonable. We record electronic transfer instructions and we provide the certificate owners with a written confirmation of the electronic transfers.
     Transfers made pursuant to a telephone call or other electronic means are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, owners may experience difficulty in implementing a telephone or other electronic transfer due to a heavy volume of network usage. In such a circumstance, owners should consider submitting a written transfer request while continuing to attempt an electronic redemption. We reserve the right to restrict the frequency of--or otherwise modify, condition, terminate or impose charges upon--electronic transfer privileges. For more information on electronic transfers, contact us.
     Although we currently intend to continue to permit transfers in the foreseeable future, the certificate provides that we may modify the transfer privilege by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine at our discretion.

                                                                           LOANS

     The owner may borrow from us using only the certificate as the security for the loan. The owner may borrow up to an amount equal to (a) less (b), where (a) is 90 percent of the owner's account value and (b) is any outstanding certificate loans plus accrued loan interest charged. A loan taken from or secured by a certificate may have federal income tax consequences. (See "Federal Tax Status".) The maximum loan amount is determined as of the date we receive the owner's request for a loan.
     Any loan paid to the owner in cash must be in an amount of at least $100. We will charge interest on the loan in arrears. At the owner's request, we will send the owner a loan request form for his or her signature. Loans may be requested in writing, by telephone, by facsimile transmission, or by any other method made available by us under the group-sponsored insurance program. More information on the procedures to make requests by telephone call or other electronic means is provided under the heading "Transfers."
     When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office. The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, separate account value and the loan account value. However, a certificate loan may have long term impact on the account value as the amount borrowed no longer participates in the investment experience of a sub-account. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.
     If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice. There could be adverse tax consequences if the certificate lapses or is surrendered when a loan is outstanding.
     Outstanding loans and accrued interest will reduce surrender value and death benefits payable.

LOAN INTEREST
     The interest rate charged on a certificate loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.
     The outstanding loan balance will increase as the interest charged on the certificate loan accrues. The net cash value will decrease as the outstanding loan balance increases. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the interest accrued at the end of the certificate month, this unpaid interest will be added. The new loan will be subject to the same rate of interest as the loan in effect.
     Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on a certificate loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate, which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.
     Loan interest charges and loan interest credits are allocated monthly, at loan repayment, at certificate surrender and at death. Loan interest charges and loan interest credits are allocated to a certificate's guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, to each sub-account in the proportion that the sub-account value of each such sub-account bears to the separate account value.

LOAN REPAYMENTS
     If the certificate is in force, the loan can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100.
     Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts of the separate accounts, subject to the limitations in this prospectus and the certificate on such transfers. For a discussion of the transfer restrictions applicable to the guaranteed account please see the "Transfers" section of this prospectus. Loan repayments reduce the owner's outstanding loan balance by the amount of the loan repayment. Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.
     A loan, whether or not it is repaid, will have a permanent effect on the account value and the death benefit because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made.

                                                         LAPSE AND REINSTATEMENT

LAPSE
     Unlike traditional life insurance certificates, the failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.
     The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. If we do not receive the required amount within the grace period, the certificate will lapse and terminate. The grace period does not apply to the first premium payment. If you die during the grace period an otherwise valid claim will not be denied on the grounds that coverage has lapsed. We reserve the right to deduct any outstanding premium due from the death benefit. The death benefit amount under the death benefit option in effect, at the time of the insured's death, will be paid if death occurs during the grace period.

REINSTATEMENT
     A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living and subject to the limitations described below. Reinstatement is made by payment of an amount that, after the deduction of premium expense charges, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. If any loans and loan interest charges are not repaid, this indebtedness will be reinstated along with the insurance. No evidence of the insured's insurability will be required during the first 31 days following lapse, but will be required from the 32nd day to three years from the date of lapse.
     The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charges reinstated increased by the net premiums paid at the time of reinstatement.
     The effective date of reinstatement will be the date we approve the signed application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

FEDERAL TAX STATUS

     This discussion of federal income taxes is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service ("IRS"). We have not attempted to consider any applicable state or other tax laws.
     We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the separate account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the separate account or on capital gains arising from the separate account's activities. The separate account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.
     Under Section 7702 of the Code, life insurance contracts such as the certificates will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.
     However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we generally believe that a certificate issued in respect of a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a certificate issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a certificate would satisfy the Section 7702 definition of a life insurance contract. If it is subsequently determined that a certificate does not satisfy
Section 7702, we may take whatever steps are appropriate and necessary to attempt to cause such a certificate to comply with Section 7702.
     In certain circumstances, owners of variable life insurance contracts may be considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the policies, such as the flexibility to allocate premiums and certificate account values, have not been explicitly addressed in published rulings. While we believe that the certificate does not give you investment control over the separate account assets, we reserve the right to modify the certificate as necessary to prevent you from being treated as the owner of the separate account assets supporting the certificate.
     In addition, the Code requires that the investments of the Variable Universal Life Account be "adequately diversified" in order to treat the certificate as a life insurance contract for federal income tax purposes. We intend that the Variable Universal Life Account, through the Fund and the Portfolios, will satisfy these diversification requirements.
     The following discussion assumes that the certificate will qualify as a life insurance contract for federal income tax purposes.
     On the death of the insured, the death benefit provided by a certificate will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. The owner is not currently taxed on any part of the inside build-up of cash value until the owner actually receives cash from the certificate. However, taxability may also be affected by the individual's contributions to the certificate and prior certificate activity. We also believe that certificate loans will be treated as indebtedness and will not be currently taxable as income to the certificate owner so long as your certificate is not a modified endowment contract as described below. However, whether a modified endowment contract or not, the interest paid on certificate loans will generally not be tax deductible. There may also be adverse tax consequences when a certificate with a certificate loan is lapsed or surrendered. If you receive an accelerated benefit, that benefit may be taxable and you should seek assistance from a tax adviser.
     A surrender or partial surrender may have tax consequences. On surrender, an owner will generally not be taxed on values received except to the extent that they exceed the gross premiums paid under the certificate. An exception to this general rule occurs in the case of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the certificate in the first 15 years after the certificate is issued and that results in a cash distribution to the owner in order for the certificate to continue to comply with the Section 7702 definitional limits. In that case, such distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the certificate) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a certificate or when benefits are paid at a certificate's maturity date, if the amount received plus the amount of any certificate loan exceeds the total investment in the certificate, the excess will generally be treated as ordinary income, subject to tax.
     It should be noted, however, that the tax treatment described above is not available for certificates characterized as a modified endowment contract. In general, certificates with high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that cumulative premiums paid on a life insurance certificate during the first seven contract years cannot exceed the sum of the net level premiums which would be paid under a seven-pay life certificate. If those cumulative premiums exceed the seven-pay life premiums, the certificate is a modified endowment contract.
     Modified endowment contracts are treated as life insurance contracts with respect to the tax treatment of death proceeds and to the extent that the inside build-up of account value is not taxed on a yearly basis. However, any amounts received by the owner, such as loans and amounts received from partial or total surrender of the contract are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the investment in the certificate). This tax treatment includes the 10 percent additional income tax which would be imposed on the portion of any distribution that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, or is attributable to the certificate owner becoming disabled, or is part of a series of substantially equal periodic payments for the life of the certificate owner or the joint lives of the certificate owner and beneficiary.
     The modified endowment contract rules apply to all contracts entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a certificate that is received in exchange for a modified endowment contract. It should be noted, in addition, that a certificate which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. Appropriate adjustments shall be made in determining whether such a certificate meets the seven-pay test by taking into account the previously existing cash surrender value. While certain adjustments described herein may result in a material change, the law provides that any cost of living increase described in regulations and based upon an established broad-based index will not be treated as a material change if any increase is funded ratably over the remaining period during which premiums are required to be paid under the certificate. To date, no regulations under this provision have been issued. Certain reductions in benefits may also cause a certificate to become a modified endowment contract.
     In rare circumstances, if we receive and allocate your premium before its due date, your Policy will become a modified endowment contract. To prevent your Policy from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed account or sub-accounts of the Variable Universal Life Account.
     If a certificate becomes a modified endowment contract, distributions that occur during the certificate year it becomes a modified endowment contract and any subsequent certificate year will be taxed as distributions from a modified endowment contract. Distributions from a certificate within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a certificate that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
     Due to the certificate's flexibility, classification of a certificate as a modified endowment contract will depend upon the circumstances of each certificate. Accordingly, a prospective certificate owner should contact a tax adviser before purchasing a certificate to determine the circumstances under which the certificate would be a modified endowment contract. An owner should also contact a tax adviser before paying any lump sum premiums or making any other change to, including an exchange of, a certificate to determine whether that premium or change would cause the certificate (or the new certificate in the case of an exchange) to be treated as a modified endowment contract.
     All modified endowment contracts issued by us (or an affiliated company) to the same owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. A life insurance certificate received in exchange for a modified endowment contract will also be treated as a modified endowment contract.
     Generally, interest paid on any loan under a life insurance contract is not deductible. An owner should consult a competent tax adviser before deducting any loan interest. In addition, default of any loan under the certificate may result in taxable income and/or tax penalties.
     The certificate may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a certificate in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The IRS has recently issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a certificate for a split dollar insurance plan. There may also be an indirect tax upon the income in the certificate under the federal corporate alternative minimum tax, if the certificate owner is subject to that tax. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.
     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of certificate proceeds depend upon the circumstances of each certificate owner or beneficiary. A competent tax adviser should be consulted for further information.
     It should be understood that the foregoing description of the federal income tax consequences under the policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, any person contemplating the purchase of a variable life insurance certificate or exercising elections under such a certificate may want to consult a tax adviser.
     At the present time, we make no charge to the separate account or from premium payments for any federal, state or local taxes (other than state premium taxes and federal taxes under OBRA) that we incur that may be attributable to such account or to the policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the separate account or the policies.

DISTRIBUTION OF CERTIFICATES
     The group contract and certificates will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the policies. Both Securian Financial and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.
     Securian Financial Services, Inc., whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The group policies and certificates are sold in the states where their sale is lawful. The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a certificate is done in accordance with our rules and standards.
     Commissions to registered representatives on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions for certificates under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year.
     The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware.
     In addition, Securian Financial or Minnesota Life will pay, based uniformly on the sales of the certificates by registered representatives, credits which allow registered representatives (agents) who are responsible for sales of the certificates to attend conventions and other meetings sponsored by Minnesota Life or its affiliates for the purpose of promoting the sale of insurance and/or investment products offered by Minnesota Life and its affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees, etc. The underwriter may also receive amounts from the Fund for services provided under a 12b-1 plan of distribution. For providing these distribution services, the underwriter may receive a fee of 0.25 percent of the average daily net assets of those Portfolios of the Fund which have a

12b-1 fee.

                                                                   OTHER MATTERS

LEGAL PROCEEDINGS
     As an insurance company, we are ordinarily involved in litigation. Minnesota Life is of the opinion that such litigation is not material with respect to the certificates or the separate account.

REGISTRATION STATEMENT
     We have filed a Registration Statement under the Securities Act of 1933, as amended, with the Securities and Exchange Commission with respect to the group contracts and certificates offered hereby. This prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the separate account, Minnesota Life, the group contracts and certificates. Statements contained in this prospectus as to the contents of group contracts and certificates and other legal instruments are summaries, and reference is made to such instruments as filed.

FINANCIAL STATEMENTS
     The complete financial statements of Minnesota Life Insurance Company can be found in the Statement of Additional

Information. The Statement of Additional Information is available from us at your request.
     To request a Statement of Additional Information call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.

                                             STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Universal Life Account and the group contract is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at:
Minnesota Life Insurance Company at 400 Robert Street North, Saint Paul, Minnesota 55101.
     Information about Minnesota Life Variable Universal Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC, 20549-0102. You can also call the SEC at 1-202-942-8090.
     The table of contents for the Statement of Additional Information is as follows:
General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters
Additional Information About Charges
Lapse and Reinstatement
Loans
Financial Statements
Performance Data
Illustrations

Investment Company Act Number 811-8830

PART B: INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION


Item Number    Caption in Statement of Additional Information
    15.        Cover Page and Table of Contents

    16.        General Information and History

    17.        Services

    18.        Premiums

    19.        Additional Information About Operation of Contracts and Minnesota
               Life Variable Universal Life Account

    20.        Underwriters

    21.        Additional Information About Charges

    22.        Lapse and Reinstatement

    23.        Loans

    24.        Financial Statements

    25.        Performance Data

    26.        Illustrations

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
                               (Name of Depositor)

                             400 Robert Street North
                           Saint Paul, Minnesota 55101
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
               (Depositor's Telephone Number, including Area Code)

                               Dennis E. Prohofsky
             Executive Vice President, General Counsel and Secretary
                        Minnesota Life Insurance Company
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and Address of Agent for Service)

                                    Copy to:
                              J. Sumner Jones, Esq.
                              Jones & Blouch L.L.P.
                         1025 Thomas Jefferson St., N.W.
                                 Suite 410 East
                             Washington, D.C. 20007

                       STATEMENT OF ADDITIONAL INFORMATION


          THE DATE OF THIS DOCUMENT AND THE PROSPECTUS IS: MAY 1, 2003
                       as supplemented September 8, 2003


This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the prospectus. Therefore, this Statement should be read in conjunction with the Funds' current prospectuses, bearing the same date, which may be obtained by calling Minnesota Life Insurance Company at 1-800-843-8358, or writing to Minnesota Life at 400 Robert Street North, Saint Paul, Minnesota 55101. Defined terms as used in the prospectus, group contract and certificates are incorporated into this Statement of Additional Information.

Table of Contents

General Information and History
Premiums
Additional Information About Operation of Contracts and Registrant
Underwriters
Additional Information About Charges
Lapse and Reinstatement
Loans
Financial Statements
Performance Data
Illustrations

GENERAL INFORMATION AND HISTORY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

On August 8, 1994, the separate account was established in accordance with Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the separate account. The separate account meets the definition of a "separate account" under the federal securities laws.

We are the legal owner of the assets in the separate account. The obligations to policy and certificate owners and beneficiaries arising under the group contracts and certificates are general corporate obligations of Minnesota Life. Our general assets back these obligations. The Minnesota law under which the separate account was established provides that the assets of the separate account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The income gains and losses credited to or charged against the separate account reflect the account's own investment experience and are entirely independent of both the investment performance of our guaranteed account and of any other separate account which we may have established or may later establish.

The separate account has 22 sub-accounts which are available under the contracts offered by the prospectus. Each sub-account invests in shares of a corresponding Portfolio of the Funds. Not all of the Portfolios of the Funds may be available for investment by the separate account. Although the Maturing Government Bond Portfolio with a maturity of 2006 is referenced in the prospectus, it is not available for premium allocations or transfers.

The separate account currently invests in the Series Fund, Fidelity VIP and Janus Aspen Series.

PREMIUMS

Premiums for the certificates will not be the same for all owners. Charges will vary based on the group-sponsored insurance program under which the certificate is issued. We will determine charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. The charges (other than cost of insurance rates) for certificates under a group-sponsored insurance program are shown on the specifications page of the certificate.

A premium must be paid to put a certificate in force, and may be remitted to us by the group contractholder on behalf of the owner. Generally, premium payments for certificates under group-sponsored insurance programs are regularly deducted by an employer from the certificate owner's paycheck. If an owner's insurance is continued following loss of the insured's eligibility under the group-sponsored insurance program (requirements for continuation are described in the certificate and prospectus), we will accept direct premium payments from the owner by check or electronic funds transfer from a checking or savings account. If an owner in such a situation elects to remit premiums by check, we will send a premium notice for the premium due to the owner's address on record. If an owner elects to remit premiums by electronic funds transfer, we will deduct the premium due from the checking or savings account monthly on the date specified by the owner.

The initial premium for a certificate must cover the premium expense charges and the first month's deductions. Premiums paid after the initial premium may be in any amount. A premium must be paid when there is insufficient net cash value to pay the monthly deduction necessary to keep the certificate in force. In this situation, we will send the owner a notice that a premium payment is required.

When the certificate is established, the certificate's specifications page may show premium payments scheduled and the amounts of those payments. However, the owner may elect to skip or omit making those premium payments. The certificate does not obligate the owner to pay premiums in accordance with a premium schedule.

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services. Prior to April 1, 2003, Minnesota Life provided additional accounting and administrative services which are now performed by State Street Bank and Trust Company. However, Minnesota Life continues to oversee State Street's performance of these services.

UNDERWRITERS

The group contracts and certificates are a continuous offering and will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the policies. Securian Financial is a wholly-owned subsidiary of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

Securian Financial Services, Inc., whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The certificates are sold in the states where their sale is lawful. The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a certificate is done in accordance with our rules and standards.

Commissions to registered representatives on the sale of certificates will be premium-based, asset-based or a fixed amount. Commissions for certificates under a group-sponsored insurance program will not exceed the equivalent of 50 percent of the portion of all premiums paid in the initial year to cover the cost of insurance, 7 percent of all premiums paid in the initial year in excess of the amount to cover the cost of insurance, and 7 percent of all premiums paid after the initial year.

The commission schedule for a group-sponsored insurance program will be determined based on a variety of factors, including enrollment procedures, the size and type of the group, the total amount of premium payments to be received, any prior existing relationship with the group sponsor, the sophistication of the group sponsor, and other circumstances of which we are not presently aware. Amounts paid by Minnesota Life to the underwriter for 2002, 2001, and 2000 were $168,136, $164,502 and $321,335, respectively.

In addition, Securian Financial or Minnesota Life will pay, based uniformly on the sales of group contracts by registered representatives, credits which allow registered representatives (agents) who are responsible for sales to attend conventions and other meetings sponsored by Minnesota Life or its affiliates for the purpose of promoting the sale of insurance and/or investment products offered by Minnesota Life and its affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees, etc.

The underwriter may also receive amounts from the Funds for services provided under a 12b-1 plan of distribution. For providing these distribution services, the underwriter may receive a fee of 0.25 percent of the average daily net assets of those Portfolios of the Funds which have a 12b-1 fee.

ADDITIONAL INFORMATION ABOUT CHARGES

Cost of insurance rates for each group-sponsored insurance program are determined based on a variety of factors related to group mortality including gender mix, average amount of insurance, age distribution, occupations, industry, geographic location, participation, level of medical underwriting required, degree of stability in the charges sought by the group sponsor, prior mortality experience of the group, number of actual or anticipated owners electing the continuation option, and other factors which may affect expected mortality experience. In addition, cost of insurance rates may be intended to cover expenses to the extent they are not covered by the other certificate charges. Changes in the current cost of insurance rates may be made based on any factor which affects the actual or expected mortality or expenses of the group.

Changes to the cost of insurance rates are generally effective on the anniversary of the issuance of the group policy, although changes may be made at other times if warranted due to a change in the underlying characteristics of the group, changes in benefits under the group-sponsored insurance program, experience of the group, changes in the expense structure, or a combination of these factors.

The group contracts will be offered and sold pursuant to our underwriting procedures, in accordance with state insurance laws. Individuals who satisfy the eligibility requirements under a particular group contract may be required to submit to an underwriting procedure which requires satisfaction of underwriting requirements.

When we receive a completed application or request for an increase in face amount we may require medical evidence of insurability to determine whether the applicant is insurable. If so, we will follow certain insurance underwriting (risk evaluation) procedures. This process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. We may also issue certificates that do not require medical evidence of insurability. Schedules for evidence of insurability requirements may be determined for each group-sponsored insurance program and are based on a variety of factors related to the group. In determining these schedules we will not discriminate unreasonably or unfairly against any person or class of persons.

LAPSE AND REINSTATEMENT

The failure to make a premium payment following the payment of the premium which puts the certificate into force will not itself cause a certificate to lapse. Lapse will occur only when the net cash value is insufficient to cover the monthly deduction, and the subsequent grace period expires without sufficient payment being made.

The grace period is 61 days. The grace period will start on the day we mail the owner a notice that the certificate will lapse if the premium amount specified in the notice is not paid by the end of the grace period. We will mail this notice on any certificate's monthly anniversary when the net cash value is insufficient to pay for the monthly deduction for the insured. The notice will specify the amount of premium required to keep the certificate in force and the date the premium is due. The insured's life will continue to be insured during this grace period. If we do not receive the required amount within the grace period, the certificate will lapse and terminate. There is no grace period for the first premium.

Failure of a group sponsor to remit the authorized premium payments may cause the group contract to terminate. Nonetheless, provided that there is sufficient net cash value to prevent the certificate from lapsing, the owner's insurance can be converted to an individual policy of life insurance in the event of such termination, as described in the certificate and prospectus. The owner's insurance can continue if the insured's eligibility under the group-sponsored insurance program terminates because the insured is no longer a part of the group or otherwise fails to satisfy the eligibility requirements set forth in the specifications page to the group contract and certificate (requirements for continuation are described in the certificate and prospectus).

A lapsed certificate may be reinstated, any time within three years from the date of lapse, provided the insured is living. Reinstatement is made by application for reinstatement and payment of an amount that, after the deduction of charges assessed against premiums, is large enough to cover all monthly deductions which have accrued on the certificate up to the effective date of reinstatement, plus the monthly deductions for the two months following the effective date of reinstatement. The application and payment must be submitted to our home office. If any loans and loan interest charged is not repaid, this indebtedness will be reinstated along with the insurance.

No evidence of the insured's insurability will be required during the first 31 days following lapse, but such evidence satisfactory to us will be required from the 32nd day to three years from the date of lapse.

The amount of account value on the date of reinstatement will be equal to the amount of any loans and loan interest charged reinstated increased by the net premiums paid at the time of reinstatement.

The reinstatement will take effect as of the date we approve the application for reinstatement. There will be a full monthly deduction for the certificate month that includes that date.

We will allocate the net premiums submitted for a reinstatement, namely premiums after the deduction of the charges assessed against premiums, to the guaranteed account and/or the sub-accounts of the Variable Universal Life Account which, in turn, invest in Fund shares.

LOANS

The owner may borrow from us using only the certificate as the security for the loan. The minimum loan amount is $100.

At the owner's request, we will send the owner a loan request form for his or her signature. The owner may also submit a loan request by telephone (during our normal business hours), by facsimile (FAX) transmission or through any other method made available by us under the group-sponsored insurance program. We will make the telephone and facsimile transmission service available to all certificate owners. Should the owner make a request by telephone call or other electronic means, we will ask for personal identification and certificate number.

When the owner takes a loan, we will reduce the net cash value by the amount borrowed. This determination will be made as of the end of the valuation period during which the loan request is received at our home office. Unless the owner directs us otherwise, the loan will be taken from the guaranteed account value and separate account value in the same proportion that those values bear to the net cash value and, as to the separate account value, from each sub-account in the proportion that the sub-account value of each such sub-account bears to the owner's separate account value. The number of units to be canceled will be based upon the value of the units as of the end of the valuation period during which we receive the owner's loan request at our home office.

The amount borrowed continues to be part of the account value, as the amount borrowed becomes part of the loan account value where it will accrue loan interest credits and will be held in our general account. A loan has no immediate effect on the owner's account value since at the time of the loan the account value is the sum of the guaranteed account value, the separate account value and the loan account value. When a loan is to come from the guaranteed account value, we have the right to postpone a loan payment for up to six months.

If a certificate enters a grace period and if the net cash value is insufficient to cover the monthly deduction and the loan repayment, the owner will have to make a loan repayment to keep the certificate in force. We will give the owner notice of our intent to terminate the certificate and the loan repayment required to keep it in force. The time for repayment will be within 61 days after our mailing of the notice.

The interest rate charged on the loan will be 8 percent per year. Interest charged will be based on a daily rate which if compounded for the number of calendar days in the year will equal 8 percent annually, and compounded for the number of days since loan interest charges were last updated.

We will charge interest on the loan in arrears. Loan interest charges are due at the end of the certificate month. If the owner does not pay in cash the loan interest accrued at the end of the certificate month, this unpaid interest will be added to the amount of the certificate loan. The new loan will be subject to the same rate of interest as the loan in effect.

Interest is also credited to the amount of the certificate loan in the loan account value. Interest credits on the loan shall be at a rate which is not less than 6 percent per year. Interest credited will be based on a daily rate which if compounded for the number of calendar days in the year will be at least 6 percent annually, and compounded for the number of days since loan interest charges were last updated.

A loan, whether or not it is repaid, will have a permanent effect on the account value because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the rate credited on the loan, the account value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the rate credited on the loan, the account value will be greater than if no loan had been made. If the certificate is in force, the loan and any accrued loan interest charged can be repaid in part or in full at any time before the insured's death. The loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the certificate. Any loan repayment must be at least $100 unless the balance due is less than $100. We currently accept loan repayment checks at our home office.

Loan repayments are allocated to the guaranteed account. The owner may reallocate amounts in the guaranteed account among the sub-accounts, subject to the limitations in the certificate and prospectus on such transfers.

Loan repayments will be applied first to interest accrued since the end of the prior certificate month. Any remaining portion of the repayment will then reduce the loan. The net cash value will increase by the amount of the loan repayment.

FINANCIAL STATEMENTS

The financial statements of Minnesota Life Insurance Company as of December 31, 2002, have been audited by our independent auditors KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402. The financial statements are included in this Statement of Additional Information, as stated in the independent auditors' report appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The financial statements of Minnesota Life Variable Universal Life Account as of December 31, 2002, have been audited by our independent auditors KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402. The financial statements are included in this Statement of Additional Information, as stated in the independent auditors' report appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

PERFORMANCE DATA

From time to time, we may advertise historical performance for the sub-accounts of the separate account. Performance data may also be made available on our website and is authorized for use with prospective investors only when accompanied or preceded by current product and Fund prospectuses.

Performance returns reflect fees and charges assessed by each Fund. Some Portfolio advisers have agreed to limit their expenses; without these limits, performance would be lower. These fee and expense subsidies may be terminated or revised at any time, in which event performance may be reduced. For a complete discussion of the fee and expense subsidies applicable to a portfolio, please refer to the prospectus for that fund.

     - Some of the performance data we advertise does not reflect group contract charges. These include premium expense charges (sales charge, premium tax charge and federal tax charge) and account value charges (administration charge, cost of insurance charges, transaction charges and charges for any riders). These charges when taken reduce performance. The performance will reflect the policy's maximum mortality and expense risk charge of 0.5 percent. All charges are fully described in the prospectus. The performance data may show an inception date. If the Portfolio inception date predates the inception date of the sub-account of the separate account we show performance from the inception date of the Portfolio with deduction of any applicable charges as if the sub-account existed at that time, which it did not.


AVERAGE ANNUAL TOTAL RETURN FOR PERIODS SHOWN*

Unit values are current as of December 31, 2002.

Performance represents average annual returns as of December 31, 2002, expressed as percentages.

PORTFOLIO                                                 12/31/2001-   12/31/1997-  12/31/1992-   INCEPTION        DATE
                                                           12/31/2002    12/31/2002   12/31/2002

Advantus Growth Portfolio                                     -25.81%        -6.27%        3.76%       6.75%    12/03/85
Advantus Bond Portfolio                                         9.95%         5.79%        6.26%       7.42%    12/03/85
Advantus Money Market Portfolio(2)                               .77%         3.60%        3.72%       4.48%    12/03/85
Advantus Asset Allocation Portfolio                            -9.44%        -0.61%        5.21%       7.37%    12/03/85
Advantus Mortgage Securities Portfolio(7)                       9.11%         7.22%        7.06%       7.92%    05/01/87
Advantus Index 500 Portfolio(3)                               -22.76%        -1.51%        8.26%       8.89%    05/01/87
Advantus Capital Appreciation Portfolio                       -31.88%        -6.39%        3.90%       6.94%    05/01/87
Advantus International Stock Portfolio(4)                     -18.23%        -1.47%        7.14%       5.95%    05/03/92
Advantus Small Company Growth Portfolio(5)                    -32.14%        -5.78%          N/A       3.30%    05/03/93
Advantus Maturing Government Bond 2010 Portfolio(6)            18.26%         8.35%          N/A      10.36%    11/09/93
Advantus Value Stock Portfolio                                -15.74%        -5.78%          N/A       5.63%    05/02/94
Advantus Small Company Value Portfolio(5)                     -20.38%         0.86%          N/A       1.23%    10/01/97
Advantus Global Bond Portfolio(4)                              17.35%         4.24%          N/A       4.02%    10/01/97
Advantus Index 400 Mid-Cap Portfolio(3)                       -15.45%         5.18%          N/A       4.91%    10/01/97
Advantus Macro-Cap Value Portfolio                            -28.50%        -4.65%          N/A      -4.88%    10/15/97
Advantus Micro-Cap Growth Portfolio(5)                        -43.92%         1.66%          N/A      -1.15%    10/01/97
Advantus Real Estate Portfolio(8)                               6.44%           N/A          N/A       3.63%    05/01/98
Fidelity VIP Equity-Income Initial Class Shares               -17.37%        -0.19%        9.24%       9.48%    09/19/85
Fidelity VIP High Income Fund Initial Class Shares              2.92%        -6.51%        2.94%       6.23%    10/09/86
Fidelity VIP Contrafund(R)Initial Class Shares                 -9.80%         3.19%          N/A      11.71%    01/03/95
Janus Capital Appreciation Portfolio Service Shares           -16.35%         6.35%          N/A      10.04%    12/31/99
Janus International Growth  Portfolio Service Shares          -26.13%        -0.49%          N/A       7.54%    12/31/99

* Variable Group Universal Life (VGUL) is a flexible premium life insurance policy which offers insurance protection and the opportunity for long-term accumulation of cash values through 22 investment sub-account options and a guaranteed account. VGUL policies are issued by Minnesota Life and the Minnesota Life Variable Universal Life Account, which invests its assets in shares of the Portfolios of Advantus Series Fund, Inc., Fidelity's Variable Insurance Products Funds and Janus Aspen Series.

The VGUL contract was first available on March 8, 1995. The performance figures shown reflect the historical results that would have been achieved had the contact been in existence since the inception of the respective Advantus Series Fund Portfolios, Fidelity Variable Insurance Products Funds and Janus Aspen Series Portfolios.

The chart above calculates historical performance by reflecting a Portfolio's expenses and investment gains and losses, and the policy's maximum mortality and expense risk charge of 0.5 percent. A Portfolio's investment gains and losses are calculated by comparing the value of the Portfolio at the beginning of the period to the value of the Portfolio at the end of the period. The return calculations quoted above do not account for any other deduction of policy charges, including sales charges and cost of insurance charge, taken against a policy's premium and cash values. Such charges, if deducted, would reduce the performance quote (see the prospectus for a full description of these charges; see the attached charts for an illustration of the effect of such charges on cash values). The Funds' investment advisers may have paid some of the fees and expenses during these periods. These fee and expense subsidies may be terminated or revised at any time, in which event performance may be reduced. For a complete discussion of the fees, expenses and subsidies applicable to a portfolio, please refer to the prospectus for that Fund. These performance figures are historical; future performance and principal value will vary.

The cash value of a VGUL policy needs to be considered in light of the investment objectives of the particular Portfolio and the market conditions during the time period shown. This report is for illustrative purposes only and it is important to remember that past performance is not an indication of future results. The cash value will fluctuate with the investment experience of the underlying Portfolio. The cash value will fluctuate and may be more or less than the accumulated premium paid at the time of withdrawal or surrender.

This chart must be accompanied or preceded by a current prospectus for the Minnesota Life Variable Universal Life Account, Advantus Series Fund, Fidelity's Variable Insurance Products Fund, and Janus Aspen Series Fund. VGUL is distributed through Securian Financial Services Inc, Member NASD/SIPC, 400 Robert Street North, St. Paul Minnesota 55101-2098, 1-888-237-1838.

(1) The guarantees for the guaranteed account are solely based on the financial strength and claims paying ability of Minnesota Life.

(2) Investments in the Money Market Portfolio are neither insured, nor guaranteed by the U.S. Government, or any federal agency, and there is no assurance that the account will be able to maintain a stable net asset value of $1 per share. It is possible to lose money by investing in the Money Market Portfolio.

(3) "Standard & Poor's(R)," "S&P(R)," "S&P500(R)," "Standard & Poor's 500(R),"
"Standard & Poor's MidCap 400(R)," and "S&P MidCap 400(R)" are registered trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

(4) Investment risks associated with international investing, in addition to other risks, include currency fluctuation, political and economic instability, and differences in accounting standards when investing in foreign markets.

(5) Investments in smaller company and micro-cap stocks generally carry a higher level of volatility and risk over the short term.

(6) Maturing Government Bond portfolios are offered with varying maturities. If not held to maturity, their risk may be greater than illustrated.

(7) The risks incurred by mortgage securities include, but are not limited to, reinvestment of prepaid loans at lower rates of return. In addition, the net asset value of mortgage securities may fluctuate in response to changes in interest rates and are not guaranteed.

(8) Investment risks associated with investing in the real estate fund/portfolio, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes, and differences in real estate market values.

TOTAL RETURNS FOR PERIODS SHOWN*

Total return for periods shown.

Unless otherwise noted, performance as of December 31, 2002, expressed as percentages.

------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO                                                1993     1994       1995      1996       1997       1998       1999
------------------------------------------------------------------------------------------------------------------------------

Advantus Growth Portfolio                               4.16%     0.31%     23.66%    16.56%     32.74%     34.03%     25.04%
Advantus Bond Portfolio                                 9.70%    (5.03)%    19.15%     2.45%      8.87%      5.55%     (3.22)%
Advantus Money Market Portfolio(2)                      2.17%     3.19%      4.90%     4.40%      4.58%      4.45%      4.19%
Advantus Asset Allocation Portfolio                     5.93%    (1.89)%    24.38%    11.94%     18.40%     23.03%     14.59%
Advantus Mortgage Securities Portfolio(7)               8.70%    (3.85)%    17.42%     4.73%      8.59%      6.04%      1.48%
Advantus Index 500 Portfolio(3)                         9.21%     0.67%     36.15%    21.04%     31.70%     27.35%     19.68%
Advantus Capital Appreciation Portfolio                 9.89%     1.74%     22.17%    17.02%     27.62%     30.18%     20.90%
Advantus International Stock Portfolio(4)              43.44%    (0.82)%    13.66%    19.19%     11.38%      6.08%     20.82%
Advantus Small Company Portfolio(5)                    16.94%     5.63)%    31.40%     5.92%      7.21%      0.76%     44.90%
Advantus Maturing Government Bond 2010 Portfolio(6)      N/A     (0.63)%    40.51%    (3.90)%    17.28%     13.71%    (11.98)%
Advantus Value Stock Portfolio                           N/A      4.22)%    32.30%    30.30%     20.58%      1.24%     (0.23)%
Advantus Small Company Value Portfolio(5)                N/A       N/A        N/A       N/A       2.16%     (7.21%     (3.55)%
Advantus Global Bond Portfolio(4)                        N/A       N/A        N/A       N/A      (0.05)%    15.60%     (8.27)%
Advantus Index 400 Mid-Cap Portfolio(3)                  N/A       N/A        N/A       N/A      (0.06)%    16.10%     15.38%
Advantus Macro-Cap Value Portfolio                       N/A       N/A        N/A       N/A      (2.25)%    21.72%      6.63%
Advantus Micro-Cap Growth Portfolio(5)                   N/A       N/A        N/A       N/A     (13.31)%    12.87%    147.53%
Advantus Real Estate Portfolio(8)                        N/A       N/A        N/A       N/A        N/A        N/A      (4.37)%
Fidelity VIP Equity-Income Initial Class Shares        17.70%     6.53%     34.41%    13.71%     27.47%     11.07%      5.80%
Fidelity VIP High Income Initial Class Shares          19.80%    (2.13)%    20.12%    13.46%     17.08%     (4.81)%     7.71%
Fidelity VIP Contrafund(R)Initial Class Shares           N/A       N/A      39.02%    20.61%     23.52%     29.33%     23.63%
Janus Capital Appreciation Portfolio Service Shares      N/A       N/A        N/A       N/A        N/A        N/A        N/A
Janus International Growth Portfolio Service Shares      N/A       N/A        N/A       N/A        N/A        N/A        N/A


---------------------------------------------------------------------------------------
                                                                                 2002
PORTFOLIO                                               2000        2001         YTD
---------------------------------------------------------------------------------------

Advantus Growth Portfolio                              (22.22)%   (25.18%      (25.81)%
Advantus Bond Portfolio                                  9.89%      7.36%        9.95%
Advantus Money Market Portfolio(2)                       5.43%      3.23%        0.77%
Advantus Asset Allocation Portfolio                    (10.85)%   (14.79)%      (9.44)%
Advantus Mortgage Securities Portfolio(7)               11.24%      8.49)%       9.11%
Advantus Index 500 Portfolio(3)                         (9.84)%   (12.69)%     (22.76)%
Advantus Capital Appreciation Portfolio                (10.61)%   (25.01)%     (31.88)%
Advantus International Stock Portfolio(4)                0.31%    (11.65)%     (18.23)%
Advantus Small Company Portfolio(5)                    (11.72)%   (15.13)%     (32.14)%
Advantus Maturing Government Bond 2010 Portfolio(6)     20.75%      4.44%       18.26)%
Advantus Value Stock Portfolio                          (2.10)%   (10.90)%     (15.74)%
Advantus Small Company Value Portfolio(5)               27.36%     15.01%      (20.38)%
Advantus Global Bond Portfolio(4)                        0.91%     (2.00)%      17.35%
Advantus Index 400 Mid-Cap Portfolio(3)                 15.47%     (1.56)%     (15.45)%
Advantus Macro-Cap Value Portfolio                      (7.48)%    (8.20)%     (28.50)%
Advantus Micro-Cap Growth Portfolio(5)                 (21.44)%   (11.77)%     (43.92)%
Advantus Real Estate Portfolio(8)                       24.98%      9.48%        6.44%
Fidelity VIP Equity-Income Initial Class Shares          7.88%     (5.44)%     (17.37)%
Fidelity VIP High Income Initial Class Shares          (22.93)%   (12.17)%       2.92%
Fidelity VIP Contrafund(R)Initial Class Shares          (7.09)%   (12.72)%      (9.80)%
Janus Capital Appreciation Portfolio Service Shares    (18.78)%   (22.22)%      (6.35)%
Janus International Growth Portfolio Service Shares    (16.56)%   (23.81)%     (26.13)%

* Variable Group Universal Life (VGUL) is a flexible premium life insurance policy which offers insurance protection and the opportunity for long-term accumulation of cash values through 22 investment sub-account options and a guaranteed account. VGUL policies are issued by Minnesota Life and the Minnesota Life Variable Universal Life Account, which invests its assets in shares of the Portfolios of Advantus Series Fund, Inc., Fidelity's Variable Insurance Products Funds and Janus Aspen Series.

The VGUL contract was first available on March 8, 1995. The performance figures shown reflect the historical results that would have been achieved had the contact been in existence since the inception of the respective Advantus Series Fund Portfolios, Fidelity Variable Insurance Products Funds and Janus Aspen Series Portfolios.

The chart above calculates historical performance by reflecting a Portfolio's expenses and investment gains and losses, and the policy's maximum mortality and expense risk charge of 0.5 percent. A Portfolio's investment gains and losses are calculated by comparing the value of the Portfolio at the beginning of the period to the value of the Portfolio at the end of the period. The return calculations quoted above do not account for any other deduction of policy charges, including sales charges and cost of insurance charge, taken against a policy's premium and cash values. Such charges, if deducted, would reduce the performance quote (see the prospectus for a full description of these charges; see the attached charts for an illustration of the effect of such charges on cash values). The Funds' investment advisers may have paid some of the fees and expenses during these periods. These fee and expense subsidies may be terminated or revised at any time, in which event performance may be reduced. For a complete discussion of the fees, expenses and subsidies applicable to a portfolio, please refer to the prospectus for that Fund. These performance figures are historical; future performance and principal value will vary.

The cash value of a VGUL policy needs to be considered in light of the investment objectives of the particular Portfolio and the market conditions during the time period shown. This report is for illustrative purposes only and it is important to remember that past performance is not an indication of future results. The cash value will fluctuate with the investment experience of the underlying Portfolio. The cash value will fluctuate and may be more or less than the accumulated premium paid at the time of withdrawal or surrender.

This chart must be accompanied or preceded by a current prospectus for the Minnesota Life Variable Universal Life Account, Advantus Series Fund, Fidelity's Variable Insurance Products Fund, and Janus Aspen Series Fund. VGUL is distributed through Securian Financial Services Inc, Member NASD/SIPC, 400 Robert Street North, St. Paul Minnesota 55101-2098, 1-888-237-1838.

(1) The guarantees for the guaranteed account are solely based on the financial strength and claims paying ability of Minnesota Life.

(2) Investments in the Money Market Portfolio are neither insured, nor guaranteed by the U.S. Government, or any federal agency, and there is no assurance that the account will be able to maintain a stable net asset value of $1 per share. It is possible to lose money by investing in the Money Market Portfolio.

(3) "Standard & Poor's(R)," "S&P(R)," "S&P500(R)," "Standard & Poor's 500(R),"
"Standard & Poor's MidCap 400(R)," and "S&P MidCap 400(R)" are registered trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

(4) Investment risks associated with international investing, in addition to other risks, include currency fluctuation, political and economic instability, and differences in accounting standards when investing in foreign markets.

(5) Investments in smaller company and micro-cap stocks generally carry a higher level of volatility and risk over the short term.

(6) Maturing Government Bond portfolios are offered with varying maturities. If not held to maturity, their risk may be greater than illustrated.

(7) The risks incurred by mortgage securities include, but are not limited to, reinvestment of prepaid loans at lower rates of return. In addition, the net asset value of mortgage securities may fluctuate in response to changes in interest rates and are not guaranteed.

(8) Investment risks associated with investing in the real estate fund/portfolio, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes, and differences in real estate market values.

          - Some of our advertisements will show the accumulated premiums and cash value of a hypothetical insured under a VGUL certificate. In general they will reflect a policy purchased at the beginning of the applicable period shown, by a 45-year-old with a level death benefit of $300,000 and an annual premium of $3,000. The values advertised represent a 100 percent allocation of premiums to the respective sub-account. The cash values reflect the charges of a hypothetical VGUL policy and the past performance of the Fund's Portfolios. A 0.50 percent mortality and expense risk charge will be used. The charges under a VGUL certificate depend on the characteristics of the group-sponsored program under which the certificate was issued. The values shown, in general, will assume that the certificate was issued to a member of a small group requiring low enrollment services. Therefore the maximum $4 administration charge, a three percent sales charge, a two percent premium tax charge and a .25 percent federal tax charge are used. Actual cash values will vary from those shown, depending on the actual charges under the group contract and the actual investment results of the Portfolios. Based upon the age of the insured and the death benefit noted above, a hypothetical cost of insurance charge is applied. Actual cost of insurance charges for a VGUL certificate will vary depending upon a variety of factors. For a discussion of these factors please refer to the "Account Value Charges" section of the VGUL prospectus. If maximum guaranteed charges were used the cash values would be lower. The advertisements assume premiums were paid on a monthly basis and that no loans or partial surrenders were made. The performance data may show an inception date. If the Portfolio inception date predates the inception date of the sub-account of the separate account we show performance from the inception date of the Portfolio with deduction of any applicable charges as if the sub-account existed at that time, which it did not.


ALL VALUES ARE FOR THE INDICATED PERIODS ENDING DECEMBER 31 2002*

All values are for the indicated periods ending December 31, 2002.

          IF YOU SUBMITTED AN ANNUAL PREMIUM OF $3,000:

                                                    AFTER 1 YEAR  AFTER 5 YEARS  AFTER 10 YEARS
                                                      ($3,000)      ($15,000)      ($30,000)
                                                      YOUR CASH     YOUR CASH      YOUR CASH
                                                     VALUE WOULD   VALUE WOULD    VALUE WOULD      SINCE
PORTFOLIO                                             BE:           BE:           BE:            INCEPTION
---------                                            -----------   ------------   -------------  ---------

Advantus Growth Portfolio                             $  1,804      $  8,623      $ 22,762              --
Advantus Bond Portfolio                               $  2,225      $ 11,790      $ 26,148              --
Advantus Money Market Portfolio(2)                    $  2,122      $ 11,145      $ 22,712              --
Advantus Asset Allocation Portfolio                   $  2,003      $  9,996      $ 24,665              --
Advantus Mortgage Securities Portfolio(7)             $  2,216      $ 12,229      $ 27,340              --
Advantus Index 500 Portfolio(3)                       $  1,842      $  9,765      $ 29,235              --
Advantus Capital Appreciation Portfolio               $  1,727      $  8,596      $ 22,939              --
Advantus International Stock Portfolio(4)             $  1,898      $  9,775           N/A        $ 19,309
Advantus Small Company Growth Portfolio(5)            $  1,723      $  8,735           N/A        $ 21,302
Advantus Maturing Government Bond 2010 Portfolio(6)   $  2,317      $ 12,587           N/A        $ 26,590
Advantus Value Stock Portfolio                        $  1,928      $  8,735           N/A        $ 21,336
Advantus Small Company Value Portfolio(5)             $  1,872      $ 10,384           N/A        $ 10,990
Advantus Global Bond Portfolio(4)                     $  2,307      $ 11,330           N/A        $ 11,855
Advantus Index 400 Mid-Cap Portfolio(3)               $  1,932      $ 11,607           N/A        $ 12,144
Advantus Macro-Cap Value Portfolio                    $  1,770      $  8,997           N/A        $  9,181
Advantus Micro-Cap Growth Portfolio(5)                $  1,566      $ 10,601           N/A        $ 10,300
Advantus Real Estate Portfolio(8)                     $  2,186           N/A           N/A        $ 10,371
Fidelity VIP Equity-Income Initial Class Shares       $  1,908      $ 10,105      $ 30,884              --
Fidelity VIP High Income Fund Initial Class Shares    $  2,146      $  8,569      $ 21,755              --
Fidelity VIP Contrafund(R) Initial Class Shares       $  1,999      $ 11,028           N/A        $ 25,252
Janus Capital Appreciation Portfolio Service Shares   $  1,921      $ 11,960           N/A        $ 15,320
Janus International Growth Portfolio Service Shares   $  1,800      $ 10,027           N/A        $ 23,315

* Variable Group Universal Life (VGUL) is a flexible premium life insurance policy which offers insurance protection and the opportunity for long-term accumulation of cash values through 22 investment sub-account options and a guaranteed account. VGUL policies are issued by Minnesota Life and the Minnesota Life Variable Universal Life Account, which invests its assets in shares of the Portfolios of Advantus Series Fund, Inc., Fidelity's Variable Insurance Products Funds and Janus Aspen Series.

The VGUL contract was first available on March 8, 1995. The performance figures shown reflect the historical results that would have been achieved had the contact been in existence since the inception of the respective Advantus Series Fund Portfolios, Fidelity Variable Insurance Products Funds and Janus Aspen Series Portfolios.

The chart above calculates the accumulated premiums and cash value of a hypothetical insured under your VGUL policy. It assumes a policy purchased at the beginning of each period shown, by a 45 year old with a level death benefit of $300,000 and an annual premium of $3,000. The values above assume a 100 percent allocation of premiums to the respective Portfolio of the Fund. A Portfolio's investment gains and losses are calculated by comparing the value of the Portfolio at the beginning of the period to the value of the Portfolio at the end of the period. The cash value calculations reflect the charges of a hypothetical VGUL policy and the past performance of the Fund's Portfolios. They also take into account a 0.5 percent mortality and expense risk charge. The charges under a VGUL policy depend on the characteristics of the group-sponsored program under which the policy was issued. The maximum $4 administration charge, a 3 percent sales charge, a 2 percent premium tax charge and a .25 percent federal tax charge were used. Actual cash values will vary from those shown, depending on the actual charges under the group contract and the actual investment results of the portfolios. Based upon the age of the insured and the death benefit noted above, a hypothetical cost of insurance is applied. Actual cost of insurance charges for a VGUL certificate will vary depending upon a variety of factors. For a discussion of these factors, please refer to the "Account Value Charges" section of the VGUL prospectus. If maximum guaranteed charges had been used the cash values would have been lower. The chart assumes premiums were paid on a monthly basis and that no loans or partial surrenders were made.

The Funds' investment advisers may have paid some of the fees and expenses during these periods. These fee and expense subsidies may be terminated or revised at any time, in which event performance may be reduced. For a complete discussion of the fees, expenses and subsidies applicable to a portfolio, please refer to the prospectus for that Fund.

The cash value of a VGUL policy needs to be considered in light of the investment objectives of the particular Portfolio and the market conditions during the time period shown. This report is for illustrative purposes only and it is important to remember that past performance is not an indication of future results. The cash value will fluctuate with the investment experience of the underlying Portfolio. The cash value will fluctuate and may be more or less than the accumulated premium paid at the time of withdrawal or surrender.

Please contact us to obtain a personalized performance illustration, either historical or hypothetical, which reflects all applicable fees and charges, including the cost of insurance.

This chart must be accompanied or preceded by a current Prospectus for the Minnesota Life Variable Universal Life Account, Advantus Series Fund, Fidelity's Variable Insurance Products Fund and Janus Aspen Series Fund. VGUL is distributed through Securion Financial Services, Inc., Member NASD/SIPC, 400 Robert Street North, St. Paul, Minnesota 55101-2098, 1-888-237-1838.

(1) The guarantees for the guaranteed account are solely based on the financial strength and claims paying ability of Minnesota Life.

(2) Investments in the Money Market Portfolio are neither insured, nor guaranteed by the U.S. Government, or any federal agency, and there is no assurance that the account will be able to maintain a stable net asset value of $1 per share. It is possible to lose money by investing in the Money Market Portfolio.

(3) "Standard & Poor's(R)," "S&P(R)," "S&P500(R)," "Standard & Poor's 500(R),"
"Standard & Poor's MidCap 400(R)," and "S&P MidCap 400(R)" are registered trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

(4) Investment risks associated with international investing, in addition to other risks, include currency fluctuation, political and economic instability, and differences in accounting standards when investing in foreign markets.

(5) Investments in smaller company and micro-cap stocks generally carry a higher level of volatility and risk over the short term.

(6) Maturing Government Bond portfolios are offered with varying maturities. If not held to maturity, their risk may be greater than illustrated.

(7) The risks incurred by mortgage securities include, but are not limited to, reinvestment of prepaid loans at lower rates of return. In addition, the net asset value of mortgage securities may fluctuate in response to changes in interest rates and are not guaranteed.

(8) Investment risks associated with investing in the real estate fund/portfolio, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes, and differences in real estate market values.

We encourage you to obtain a personalized illustration which reflects all charges of the group contract and the impact of those charges upon performance. To order a personalized illustration contact us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company, 400 Robert Street North, Saint Paul, Minnesota 55101. See the prospectus for detailed information about group contract charges and the Fund prospectuses for each Fund's expenses.

The cash value of a VGUL certificate needs to be considered in light of the investment objectives of the Portfolio(s) in which the owner allocates funds, as well as, the market conditions during the applicable time period. All advertisements are for illustrative purposes only. It is important to remember that past performance is not an indication of future results. The cash value of a certificate will fluctuate with the investment experience of the underlying Portfolio(s). The return and principal value of an investment will fluctuate so that investor's units, when redeemed, may be worth more or less than their original cost.

ILLUSTRATIONS

To illustrate the operation of the certificate under various assumptions, we have prepared several tables along with additional explanatory text, that may be of assistance.

The following tables illustrate how the account value and death benefit of a certificate change with the investment experience of the sub-accounts of the separate account. The tables show how the account values and death benefit of a certificate issued to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each sub-account of the separate account were a uniform, gross, after-tax rate of 0 percent, 6 percent or 12 percent. The account values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0 percent, 6 percent and 12 percent over a period of years, but fluctuated above and below those averages for individual certificate years.

The tables illustrate both a certificate issued to an insured, age 45 and to an insured, age 55, in a group-sponsored program issued a group contract. This assumes a $4.00 monthly administration charge, a 3 percent sales charge, a 2 percent premium tax charge, a 0.50 percent mortality and expense charge and a
0.25 percent federal tax charge. Cost of insurance charges used in the tables are either the guaranteed maximums or assumed levels as described in the following paragraph. If a particular certificate has different administration, mortality and expense risk charge, sales, tax, or cost of insurance charges, the account values and death benefits would vary from those shown in the tables. The illustrations of death benefits also vary between tables depending upon whether the level or variable type death benefits are illustrated.

The account value column in the tables with the heading "Using Maximum Cost of Insurance Charges" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance based on the guaranteed maximum rate, which is 125 percent of the maximum allowed under the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table. The account value column in the tables with the heading "Using Assumed Cost of Insurance Charges" shows the accumulated value of premiums paid reflecting deduction of the charges described above and monthly charges for the cost of insurance at an assumed level which is substantially less than the guaranteed rate. Actual cost of insurance charges for a certificate depend on a variety of factors as described in "Account Value Charges" section of the prospectus.

The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund and a daily mortality and expense risk charge assessed against the net assets of the Variable Universal Life Account are deducted from the gross return. The mortality and expense risk charge reflected in the illustrations is at an annual rate of .50 percent. The investment expenses illustrated represent an average of the investment advisory fee charged for all Funds covered under the prospectus. The investment advisory fee for each Portfolio for the last fiscal year is shown under the heading "Fund Charges" in the prospectus. In addition to the deduction for the investment advisory fee, the illustrations also reflect a deduction for Portfolio costs and expenses for the last fiscal year, as illustrated under the heading "Fund Charges" in the prospectus. The average annual expense number used in the illustrations (.88 percent) does not include waivers, reductions, and reimbursements. Gross annual rates of return of 0 percent, 6 percent and 12 percent correspond to approximate net annual rates of return of -1.37 percent, 4.55 percent and 10.47 percent.

The tables reflect the fact that no charges for federal, state or local income taxes are currently made against the Variable Universal Life Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 percent, 6 percent and 12 percent than it does now. To produce the account values and death benefits illustrated. Additionally, the hypothetical values shown in the tables assume that the policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional premium expense charge to cover Minnesota Life's increased federal tax expense in that situation (as described in "Federal Tax Charge").

The tables illustrate the certificate values that would result based upon the investment rates of return if the premiums are paid on a monthly basis, and if no certificate loans have been made. The tables are also based on the assumptions that no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested. The certificate values in the tables also may reflect an increase in the face amount of insurance to the minimum amount necessary to maintain the certificate's qualification as life insurance under Section 7702 of the Code.

Upon request, we will provide an illustration based on a proposed insured's age, face amount of insurance, premium amount and frequency of payment, and using the charges for the group-sponsored insurance program under which the individual would be insured. To request a personalized illustration or any information about your certificate call us at 1-800-843-8358 or write to us at: Minnesota Life Insurance Company at 401 Robert Street North, Saint Paul, Minnesota 55101.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*

                                                     - Assuming Hypothetical Investment Returns Of -
                                          0% Gross(2)                   6% Gross(2)                   12% Gross(2)
                                        (-1.41% Net)(3)                (4.51% Net)(3)               (10.42% Net)(3)
End of       Att     Annual          Account        Death          Account        Death          Account        Death
Pol Yr       Age     Premium        Value(4)       Benefit        Value(4)       Benefit        Value(4)       Benefit
------       ---     -------        --------       -------        --------       -------        --------       -------
    1        46       1,800          1,456         100,000          1,503        100,000          1,549        100,000
    2        47       1,800          2,882         100,000          3,064        100,000          3,249        100,000
    3        48       1,800          4,268         100,000          4,675        100,000          5,107        100,000
    4        49       1,800          5,627         100,000          6,351        100,000          7,151        100,000
    5        50       1,800          6,969         100,000          8,107        100,000          9,413        100,000

    6        51       1,800          8,274         100,000          9,924        100,000         11,895        100,000
    7        52       1,800          9,531         100,000         11,795        100,000         14,609        100,000
    8        53       1,800         10,752         100,000         13,734        100,000         17,594        100,000
    9        54       1,800         11,918         100,000         15,726        100,000         20,860        100,000
   10        55       1,800         13,031         100,000         17,774        100,000         24,440        100,000

   15        60       1,800         17,518         100,000         28,727        100,000         48,274        100,000
   20        65       1,800         19,992         100,000         41,109        100,000         87,591        105,110
   25        70       1,800         20,077         100,000         56,656        100,000        153,325        175,174
   30        75       1,800         12,772         100,000         71,869        100,000        256,323        269,139
   35        80       1,800              0         100,000         92,182        100,000        424,599        445,829
   40        85       1,800              0         100,000        120,587        126,616        686,936        721,282
   45        90       1,800              0         100,000        152,637        160,269      1,086,747      1,141,085
   50        95       1,800              0         100,000        192,008        193,928      1,723,450      1,740,685

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 45, used for the purposes of this illustration is $0.160. The cost of insurance charge will increase as the insured ages.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*

                                               - Assuming Hypothetical Investment Returns Of -

                                        0% Gross(2)             6% Gross(2)              12% Gross(2)
                                      (-1.41% Net)(3)          (4.51% Net)(3)           (10.42% Net)(3)
End of       Att      Annual         Account     Death       Account      Death        Account       Death
Pol Yr       Age      Premium       Value(4)    Benefit     Value(4)     Benefit      Value(4)      Benefit
------       ---      -------       --------    -------     --------     -------      --------      -------
    1        56        3,000         2,303      100,000       2,377      100,000        2,450       100,000
    2        57        3,000         4,503      100,000       4,789      100,000        5,082       100,000
    3        58        3,000         6,617      100,000       7,256      100,000        7,934       100,000
    4        59        3,000         8,638      100,000       9,770      100,000       11,022       100,000
    5        60        3,000        10,569      100,000      12,341      100,000       14,380       100,000

    6        61        3,000        12,403      100,000      14,963      100,000       18,032       100,000
    7        62        3,000        14,145      100,000      17,646      100,000       22,019       100,000
    8        63        3,000        15,788      100,000      20,388      100,000       26,379       100,000
    9        64        3,000        17,346      100,000      23,208      100,000       31,174       100,000
   10        65        3,000        18,802      100,000      26,097      100,000       36,448       100,000

   15        70        3,000        24,613      100,000      41,970      100,000       72,861       100,000
   20        75        3,000        23,857      100,000      58,657      100,000      135,043       141,795
   25        80        3,000         9,358      100,000      76,994      100,000      236,134       247,940
   30        85        3,000             0      100,000     104,088      109,293      394,105       413,811
   35        90        3,000             0      100,000     139,322      146,288      635,334       667,100
   40        95        3,000             0      100,000     182,492      184,317    1,019,497     1,029,692

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 55, used for the purposes of this illustration is $0.400. The cost of insurance charge will increase as the insured ages.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                     USING MAXIMUM COST OF INSURANCE CHARGES

                                               - Assuming Hypothetical Investment Returns Of -
                                       0% Gross(2)              6% Gross(2)              12% Gross(2)
                                     (-1.41% Net)(3)          (4.51% Net)(3)            (10.42% Net)(3)
End of      Att      Annual         Account     Death        Account     Death         Account     Death
Pol Yr      Age      Premium       Value(4)    Benefit      Value(4)    Benefit       Value(4)    Benefit
------      ---      -------       --------    -------      --------    -------       --------    -------
    1       46        1,800         1,058      100,000        1,093     100,000         1,126     100,000
    2       47        1,800         2,064      100,000        2,196     100,000         2,330     100,000
    3       48        1,800         3,017      100,000        3,309     100,000         3,620     100,000
    4       49        1,800         3,913      100,000        4,430     100,000         5,002     100,000
    5       50        1,800         4,751      100,000        5,556     100,000         6,483     100,000

    6       51        1,800         5,524      100,000        6,682     100,000         8,071     100,000
    7       52        1,800         6,227      100,000        7,801     100,000         9,770     100,000
    8       53        1,800         6,853      100,000        8,907     100,000        11,589     100,000
    9       54        1,800         7,393      100,000        9,990     100,000        13,534     100,000
   10       55        1,800         7,842      100,000       11,045     100,000        15,616     100,000

   15       60        1,800         8,543      100,000       15,697     100,000        28,709     100,000
   20       65        1,800         5,601      100,000       18,204     100,000        48,633     100,000
   25       70        1,800             0      100,000       15,356     100,000        81,985     100,000
   30       75        1,800             0      100,000            0     100,000       140,888     147,932
   35       80        1,800             0      100,000            0     100,000       236,481     248,305
   40       85        1,800             0      100,000            0     100,000       384,808     404,049
   45       90        1,800             0      100,000            0     100,000       607,403     637,773
   50       95        1,800             0      100,000            0     100,000       961,663     971,279

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

                             DEATH BENEFIT OPTION A
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $100,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                     USING MAXIMUM COST OF INSURANCE CHARGES

                                              - Assuming Hypothetical Investment Returns Of -
                                        0% Gross(2)                6% Gross(2)             12% Gross(2)
                                      (-1.41% Net)(3)            (4.51% Net)(3)           (10.42% Net)(3)
End of      Att     Annual          Account       Death        Account      Death        Account       Death
Pol Yr      Age     Premium        Value(4)      Benefit      Value(4)     Benefit      Value(4)      Benefit
------      ---     -------        --------      -------      --------     -------      --------      -------
    1       56       3,000          1,477        100,000        1,524      100,000        1,571       100,000
    2       57       3,000          2,844        100,000        3,027      100,000        3,214       100,000
    3       58       3,000          4,100        100,000        4,506      100,000        4,937       100,000
    4       59       3,000          5,242        100,000        5,956      100,000        6,746       100,000
    5       60       3,000          6,262        100,000        7,369      100,000        8,647       100,000

    6       61       3,000          7,146        100,000        8,730      100,000       10,639       100,000
    7       62       3,000          7,878        100,000       10,020      100,000       12,722       100,000
    8       63       3,000          8,435        100,000       11,217      100,000       14,890       100,000
    9       64       3,000          8,793        100,000       12,294      100,000       17,139       100,000
   10       65       3,000          8,932        100,000       13,226      100,000       19,472       100,000

   15       70       3,000          5,582        100,000       14,840      100,000       32,785       100,000
   20       75       3,000              0        100,000        6,006      100,000       50,267       100,000
   25       80       3,000              0        100,000            0      100,000       78,181       100,000
   30       85       3,000              0        100,000            0      100,000      138,140       145,047
   35       90       3,000              0        100,000            0      100,000      231,850       243,443
   40       95       3,000              0        100,000            0      100,000      380,919       384,728

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*

                                                 - Assuming Hypothetical Investment Returns Of -
                                         0% Gross(2)                6% Gross(2)               12% Gross(2)
                                       (-1.41% Net)(3)            (4.51% Net)(3)             (10.42% Net)(3)
End of      Att      Annual          Account       Death       Account       Death         Account       Death
Pol Yr      Age      Premium        Value(4)      Benefit     Value(4)      Benefit       Value(4)      Benefit
------      ---      -------        --------      -------     --------      -------       --------      -------
    1       46        1,800          1,550         51,550       1,599        51,599         1,648        51,648
    2       47        1,800          3,071         53,071       3,264        53,264         3,462        53,462
    3       48        1,800          4,559         54,559       4,992        54,992         5,452        55,452
    4       49        1,800          6,021         56,021       6,792        56,792         7,643        57,643
    5       50        1,800          7,462         57,462       8,673        58,673        10,062        60,062

    6       51        1,800          8,870         58,870      10,626        60,626        12,721        62,721
    7       52        1,800         10,241         60,241      12,649        62,649        15,638        65,638
    8       53        1,800         11,581         61,581      14,750        64,750        18,847        68,847
    9       54        1,800         12,878         62,878      16,922        66,922        22,364        72,364
   10       55        1,800         14,132         64,132      19,167        69,167        26,222        76,222

   15       60        1,800         19,608         69,608      31,405        81,405        51,787       101,787
   20       65        1,800         23,589         73,589      45,367        95,367        92,264       142,264
   25       70        1,800         25,865         75,865      61,121       111,121       156,810       206,810
   30       75        1,800         23,711         73,711      75,938       125,938       257,336       307,336
   35       80        1,800         14,162         64,162      85,675       135,675       412,263       462,263
   40       85        1,800              0         50,000      82,867       132,867       649,498       699,498
   45       90        1,800              0         50,000      61,276       111,276     1,017,942     1,068,840
   50       95        1,800              0         50,000       6,774        56,774     1,590,228     1,640,228

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 45, used for the purposes of this illustration is $0.160. The cost of insurance charge will increase as the insured ages.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                    USING CURRENT COST OF INSURANCE CHARGES*

                                                - Assuming Hypothetical Investment Returns Of -
                                        0% Gross(2)              6% Gross(2)                12% Gross(2)
                                      (-1.41% Net)(3)           (4.51% Net)(3)             (10.42% Net)(3)
End of       Att      Annual        Account      Death        Account       Death        Account       Death
Pol Yr       Age      Premium      Value(4)     Benefit      Value(4)      Benefit      Value(4)      Benefit
------       ---      -------      --------     -------      --------      -------      --------      -------
    1        56        3,000        2,535        52,535        2,616        52,616        2,696        52,696
    2        57        3,000        4,992        54,992        5,308        55,308        5,630        55,630
    3        58        3,000        7,379        57,379        8,083        58,083        8,830        58,830
    4        59        3,000        9,691        59,691       10,941        60,941       12,320        62,320
    5        60        3,000       11,929        61,929       13,884        63,884       16,130        66,130

    6        61        3,000       14,087        64,087       16,911        66,911       20,285        70,285
    7        62        3,000       16,167        66,167       20,025        70,025       24,824        74,824
    8        63        3,000       18,165        68,165       23,224        73,224       29,778        79,778
    9        64        3,000       20,086        70,086       26,518        76,518       35,197        85,197
   10        65        3,000       21,921        71,921       29,899        79,899       41,118        91,118

   15        70        3,000       29,796        79,796       48,212        98,212       80,240       130,240
   20        75        3,000       32,857        82,857       66,218       116,218      139,028       189,028
   25        80        3,000       28,166        78,166       79,931       129,931      225,438       275,438
   30        85        3,000       10,744        60,744       82,079       132,079      353,198       400,198
   35        90        3,000            0        50,000       66,666       116,666      534,011       584,011
   40        95        3,000            0        50,000       19,863        69,863      804,244       854,244

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

*This illustration uses assumed cost of insurance charges for a group-sponsored program. The actual cost of insurance charges of a certificate depend on a variety of factors as described in the prospectus. The initial assumed monthly cost of insurance (COI) rate per $1,000 of insurance, for an attained age of 55, used for the purposes of this illustration is $0.400. The cost of insurance charge will increase as the insured ages.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 45
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $1,800
                           (MONTHLY PREMIUM - $150)(1)

                     USING MAXIMUM COST OF INSURANCE CHARGES

                                                 - Assuming Hypothetical Investment Returns Of -
                                          0% Gross(2)                6% Gross(2)             12% Gross(2)
                                        (-1.41% Net)(3)            (4.51% Net)(3)           (10.42% Net)(3)
End of       Att      Annual          Account      Death        Account       Death        Account      Death
Pol Yr       Age      Premium        Value(4)     Benefit      Value(4)      Benefit      Value(4)     Benefit
------       ---      -------        --------     -------      --------      -------      --------     -------
    1        46        1,800          1,332        51,332        1,375        51,375        1,417       51,417
    2        47        1,800          2,624        52,624        2,789        52,789        2,958       52,958
    3        48        1,800          3,873        53,873        4,243        54,243        4,636       54,636
    4        49        1,800          5,081        55,081        5,737        55,737        6,461       56,461
    5        50        1,800          6,244        56,244        7,269        57,269        8,448       58,448

    6        51        1,800          7,359        57,359        8,839        58,839       10,608       60,608
    7        52        1,800          8,424        58,424       10,444        60,444       12,957       62,957
    8        53        1,800          9,435        59,435       12,081        62,081       15,509       65,509
    9        54        1,800         10,388        60,388       13,746        63,746       18,280       68,280
   10        55        1,800         11,279        61,279       15,436        65,436       21,289       71,289

   15        60        1,800         14,732        64,732       24,189        74,189       40,728       90,728
   20        65        1,800         16,052        66,052       32,927        82,927       70,150      120,150
   25        70        1,800         14,146        64,146       40,207        90,207      114,296      164,296
   30        75        1,800          7,314        57,314       43,493        93,493      180,142      230,142
   35        80        1,800              0        50,000       37,832        87,832      277,009      327,009
   40        85        1,800              0        50,000       16,390        66,390      419,522      469,522
   45        90        1,800              0        50,000            0        50,000      628,331      678,331
   50        95        1,800              0        50,000            0        50,000      938,231      988,231

(1) A premium payment of $150 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

                             DEATH BENEFIT OPTION B
                                  ISSUE AGE 55
                                     UNISEX
                                   UNITOBACCO
                       FACE AMOUNT OF INSURANCE - $50,000
                             ANNUAL PREMIUM - $3,000
                           (MONTHLY PREMIUM - $250)(1)

                     USING MAXIMUM COST OF INSURANCE CHARGES

                                                  - Assuming Hypothetical Investment Returns Of -
                                           0% Gross(2)               6% Gross(2)            12% Gross(2)
                                         (-1.41% Net)(3)           (4.51% Net)(3)         (10.42% Net)(3)
End of       Att      Annual          Account       Death       Account      Death       Account      Death
Pol Yr       Age      Premium        Value(4)      Benefit     Value(4)     Benefit     Value(4)     Benefit
------       ---      -------        --------      -------     --------     -------     --------     -------
    1        56        3,000          2,090         52,090       2,157       52,157       2,223       52,223
    2        57        3,000          4,097         54,097       4,356       54,356       4,621       54,621
    3        58        3,000          6,018         56,018       6,595       56,595       7,207       57,207
    4        59        3,000          7,852         57,852       8,873       58,873      10,000       60,000
    5        60        3,000          9,595         59,595      11,186       61,186      13,014       63,014

    6        61        3,000         11,240         61,240      13,527       63,527      16,263       66,263
    7        62        3,000         12,777         62,777      15,887       65,887      19,762       69,762
    8        63        3,000         14,196         64,196      18,253       68,253      23,523       73,523
    9        64        3,000         15,486         65,486      20,614       70,614      27,560       77,560
   10        65        3,000         16,636         66,636      22,955       72,955      31,887       81,887

   15        70        3,000         20,058         70,058      34,014       84,014      58,718      108,718
   20        75        3,000         18,191         68,191      42,010       92,010      96,138      146,138
   25        80        3,000          7,982         57,982      42,222       92,222     146,343      196,343
   30        85        3,000              0         50,000      28,099       78,099     212,256      262,256
   35        90        3,000              0         50,000           0       50,000     295,318      345,318
   40        95        3,000              0         50,000           0       50,000     398,793      448,793

(1) A premium payment of $250 is assumed to be paid monthly at the beginning of each certificate month.

(2) Assumes that no certificate loans have been made, no partial surrenders have been made, that no transfer charges were incurred and that no optional riders have been requested.

(3) The amounts shown for the hypothetical account value and death benefit as of each certificate year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because expenses of the Fund are assessed against the net assets of the Variable Universal Life Account and deducted from the gross return.

(4) Account value in the illustrations and based upon all of the assumptions made is equal to the certificate surrender value.

                               [KPMG LETTERHEAD]


                          INDEPENDENT AUDITORS' REPORT




The Board of Directors of Minnesota Life Insurance Company and Policy Owners of Minnesota Life Variable Universal Life Account:


We have audited the accompanying statements of assets and liabilities of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company Growth, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth, Real Estate Securities, Fidelity VIP Money Market, Fidelity VIP High Income, Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP Overseas, Fidelity VIP Investment Grade Bond, Fidelity VIP Asset Manager, Fidelity VIP Index 500, Fidelity VIP Contrafund, Fidelity VIP Asset Manager Growth, Fidelity VIP Balanced, Fidelity VIP Growth Opportunities, Fidelity VIP Growth & Income, Fidelity VIP Mid-Cap, Fidelity VIP Dynamic Capital Appreciation, Fidelity VIP Aggressive Growth, Fidelity VIP Value, Fidelity VIP Value Strategies, Janus Aspen Capital Appreciation, and Janus Aspen International Growth Segregated Sub-Accounts of Minnesota Life Variable Universal Life Account as of December 31, 2002, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and the financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2002, were confirmed to us by the respective sub-account mutual fund or, for Advantus Series Fund, Inc., verified by examination of the underlying portfolios. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company Growth, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth, Real Estate Securities, Fidelity VIP Money Market, Fidelity VIP High Income, Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP Overseas, Fidelity VIP Investment Grade Bond, Fidelity VIP Asset Manager, Fidelity VIP Index 500, Fidelity VIP Contrafund, Fidelity VIP Asset Manager Growth, Fidelity VIP Balanced, Fidelity VIP Growth Opportunities, Fidelity VIP Growth & Income, Fidelity VIP Mid-Cap, Fidelity VIP Dynamic Capital Appreciation, Fidelity VIP Aggressive Growth, Fidelity VIP Value, Fidelity VIP Value Strategies, Janus Aspen Capital Appreciation, and Janus Aspen International Growth Segregated Sub-Accounts of Minnesota Life Variable Universal Life Account at December 31, 2002, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



                                    /s/ KPMG LLP

Minneapolis, Minnesota
March 7, 2003

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2002



                                                                                           SEGREGATED SUB-ACCOUNTS
                                                                       -------------------------------------------------------------
                                                                                                                       MONEY
                                     ASSETS                                  GROWTH                BOND                MARKET
                                     ------                            --------------------  ------------------  -------------------
Investments in shares of Advantus Series Fund, Inc.:
     Growth Portfolio, 1,516,472 shares at net asset
        value of $1.17 per share (cost $3,986,874)...................  $         1,774,566                   -                    -
     Bond Portfolio, 20,915,817 shares at net asset
        value of $1.30 per share (cost $25,748,328)..................                    -          27,238,896                    -
     Money Market Portfolio, 4,701,321 shares at net
        asset value of $1.00 per share (cost $4,701,321).............                    -                   -            4,701,321
     Asset Allocation Portfolio, 4,936,873 shares at net
        asset value of $1.32 per share (cost $9,080,163).............                    -                   -                    -
     Mortgage Securities Portfolio, 31,093 shares at net
        asset value of $1.29 per share (cost $37,401)................                    -                   -                    -
     Index 500 Portfolio, 8,588,479 shares at net
        asset value of $2.70 per share (cost $28,757,101)............                    -                   -                    -
     Capital Appreciation Portfolio, 83,298 shares at net
        asset value of $1.09 per share (cost $155,480)...............                    -                   -                    -
                                                                       --------------------  ------------------  -------------------

                                                                                 1,774,566          27,238,896            4,701,321

Receivable from Minnesota Life for policy purchase payments..........                  830                 811                  362
Receivable for investments sold......................................                7,796              37,257               10,170
                                                                       --------------------  ------------------  -------------------

            Total assets.............................................            1,783,192          27,276,964            4,711,853
                                                                       --------------------  ------------------  -------------------

                                   LIABILITIES
                                   -----------

Payable to Minnesota Life for policy terminations,
     withdrawal payments and mortality and expense charges...........                7,796              37,257               10,170
Payable for investments purchased....................................                  830                 811                  362
                                                                       --------------------  ------------------  -------------------

            Total liabilities........................................                8,626              38,068               10,532
                                                                       --------------------  ------------------  -------------------

            Net assets applicable to policy owners...................  $         1,774,566          27,238,896            4,701,321
                                                                       ====================  ==================  ===================

                              POLICY OWNERS' EQUITY
                              ---------------------

Policy type:
Option 1.............................................................  $            99,558              21,473            2,474,729
Option 2.............................................................               14,074           3,909,641            2,226,592
Option 3.............................................................            1,660,934          23,307,782                    -
                                                                       --------------------  ------------------  -------------------

            Total policy owners' equity..............................  $         1,774,566          27,238,896            4,701,321
                                                                       ====================  ==================  ===================


UNITS OUTSTANDING (OPTION 1).........................................               80,592              13,611            1,847,974
                                                                       ====================  ==================  ===================
UNITS OUTSTANDING (OPTION 2).........................................               14,617           2,660,445            1,762,775
                                                                       ====================  ==================  ===================
UNITS OUTSTANDING (OPTION 3).........................................            3,196,084          19,756,320                    -
                                                                       ====================  ==================  ===================

NET ASSET VALUE PER UNIT (OPTION 1)..................................  $              1.24                1.58                 1.34
                                                                       ====================  ==================  ===================
NET ASSET VALUE PER UNIT (OPTION 2)..................................  $              0.96                1.47                 1.26
                                                                       ====================  ==================  ===================
NET ASSET VALUE PER UNIT (OPTION 3)..................................  $              0.52                1.18                    -
                                                                       ====================  ==================  ===================




                                                                                           SEGREGATED SUB-ACCOUNTS
                                                                       -------------------------------------------------------------
                                                                             ASSET              MORTGAGE               INDEX
                                     ASSETS                                ALLOCATION          SECURITIES               500
                                     ------                            -------------------  ------------------  --------------------
Investments in shares of Advantus Series Fund, Inc.:
     Growth Portfolio, 1,516,472 shares at net asset
        value of $1.17 per share (cost $3,986,874)...................   $              -                   -                     -
     Bond Portfolio, 20,915,817 shares at net asset
        value of $1.30 per share (cost $25,748,328)..................                  -                   -                     -
     Money Market Portfolio, 4,701,321 shares at net
        asset value of $1.00 per share (cost $4,701,321).............                  -                   -                     -
     Asset Allocation Portfolio, 4,936,873 shares at net
        asset value of $1.32 per share (cost $9,080,163).............          6,532,940                   -                     -
     Mortgage Securities Portfolio, 31,093 shares at net
        asset value of $1.29 per share (cost $37,401)................                  -              40,043                     -
     Index 500 Portfolio, 8,588,479 shares at net
        asset value of $2.70 per share (cost $28,757,101)............                  -                   -            23,166,231
     Capital Appreciation Portfolio, 83,298 shares at net
        asset value of $1.09 per share (cost $155,480)...............                  -                   -                     -
                                                                       -------------------  ------------------  --------------------

                                                                                6,532,940              40,043            23,166,231

Receivable from Minnesota Life for policy purchase payments..........                 370                 822                11,182
Receivable for investments sold......................................              10,760                 394                43,078
                                                                       -------------------  ------------------  --------------------

            Total assets.............................................           6,544,070              41,259            23,220,491
                                                                       -------------------  ------------------  --------------------

                                   LIABILITIES
                                   -----------

Payable to Minnesota Life for policy terminations,
     withdrawal payments and mortality and expense charges...........              10,760                 394                43,078
Payable for investments purchased....................................                 370                 822                11,182
                                                                       -------------------  ------------------  --------------------

            Total liabilities........................................              11,130               1,216                54,260
                                                                       -------------------  ------------------  --------------------

            Net assets applicable to policy owners...................  $        6,532,940              40,043            23,166,231
                                                                       ===================  ==================  ====================

                              POLICY OWNERS' EQUITY
                              ---------------------

Policy type:
Option 1.............................................................  $           57,229              38,011             4,357,629
Option 2.............................................................              47,205               2,032             9,110,185
Option 3.............................................................           6,428,506                   -             9,698,417
                                                                       -------------------  ------------------  --------------------

            Total policy owners' equity..............................  $        6,532,940              40,043            23,166,231
                                                                       ===================  ==================  ====================


UNITS OUTSTANDING (OPTION 1).........................................              40,202              22,405             2,533,559
                                                                       ===================  ==================  ====================
UNITS OUTSTANDING (OPTION 2).........................................              40,911               1,300             7,645,478
                                                                       ===================  ==================  ====================
UNITS OUTSTANDING (OPTION 3).........................................           7,902,527                   -             8,709,761
                                                                       ===================  ==================  ====================

NET ASSET VALUE PER UNIT (OPTION 1)..................................  $             1.42                1.70                  1.72
                                                                       ===================  ==================  ====================
NET ASSET VALUE PER UNIT (OPTION 2)..................................  $             1.15                1.56                  1.19
                                                                       ===================  ==================  ====================
NET ASSET VALUE PER UNIT (OPTION 3)..................................  $             0.81                   -                  1.11
                                                                       ===================  ==================  ====================




                                                                       SEGREGATED SUB-ACCOUNTS
                                                                       -----------------------
                                                                               CAPITAL
                                     ASSETS                                 APPRECIATION
                                     ------                            -----------------------
Investments in shares of Advantus Series Fund, Inc.:
     Growth Portfolio, 1,516,472 shares at net asset
        value of $1.17 per share (cost $3,986,874)...................  $                -
     Bond Portfolio, 20,915,817 shares at net asset
        value of $1.30 per share (cost $25,748,328)..................                   -
     Money Market Portfolio, 4,701,321 shares at net
        asset value of $1.00 per share (cost $4,701,321).............                   -
     Asset Allocation Portfolio, 4,936,873 shares at net
        asset value of $1.32 per share (cost $9,080,163).............                   -
     Mortgage Securities Portfolio, 31,093 shares at net
        asset value of $1.29 per share (cost $37,401)................                   -
     Index 500 Portfolio, 8,588,479 shares at net
        asset value of $2.70 per share (cost $28,757,101)............                   -
     Capital Appreciation Portfolio, 83,298 shares at net
        asset value of $1.09 per share (cost $155,480)...............              91,126
                                                                       -------------------

                                                                                   91,126

Receivable from Minnesota Life for policy purchase payments..........                 182
Receivable for investments sold......................................               3,696
                                                                       -------------------

            Total assets.............................................              95,004
                                                                       -------------------

                                   LIABILITIES
                                   -----------

Payable to Minnesota Life for policy terminations,
     withdrawal payments and mortality and expense charges...........               3,696
Payable for investments purchased....................................                 182
                                                                       -------------------

            Total liabilities........................................               3,878
                                                                       -------------------

            Net assets applicable to policy owners...................  $           91,126
                                                                       ===================

                              POLICY OWNERS' EQUITY
                              ---------------------

Policy type:
Option 1.............................................................  $           86,060
Option 2.............................................................               5,066
Option 3.............................................................                   -
                                                                       -------------------

            Total policy owners' equity..............................  $           91,126
                                                                       ===================


UNITS OUTSTANDING (OPTION 1).........................................              71,136
                                                                       ===================
UNITS OUTSTANDING (OPTION 2).........................................               5,483
                                                                       ===================
UNITS OUTSTANDING (OPTION 3).........................................                   -
                                                                       ===================

NET ASSET VALUE PER UNIT (OPTION 1)..................................  $             1.21
                                                                       ===================
NET ASSET VALUE PER UNIT (OPTION 2)..................................  $             0.92
                                                                       ===================
NET ASSET VALUE PER UNIT (OPTION 3)..................................  $                -
                                                                       ===================


See accompanying notes to financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2002

                                                                                           SEGREGATED SUB-ACCOUNTS
                                                                        ------------------------------------------------------------
                                                                                                                      MATURING
                                                                                                   SMALL             GOVERNMENT
                                                                          INTERNATIONAL           COMPANY               BOND
                                ASSETS                                         STOCK               GROWTH               2002
                                ------                                  -------------------  ------------------  -------------------
Investments in shares of Advantus Series Fund, Inc.:
     International Stock Portfolio, 89,180 shares
        at net asset value of $1.10 per share
        (cost $132,873)...............................................  $           98,010                   -                    -
     Small Company Growth Portfolio, 147,043 shares
        at net asset value of $0.66 per share
        (cost $167,188)...............................................                   -              97,135                    -
     Maturing Government Bond 2002 Portfolio, 0 shares
        at net asset value of $0.00 per share
        (cost $0).....................................................                   -                   -                    -
     Maturing Government Bond 2006 Portfolio, 1,276 shares
        at net asset value of $1.38 per share
        (cost $1,396).................................................                   -                   -                    -
     Maturing Government Bond 2010 Portfolio, 2,961 shares
        at net asset value of $1.51 per share
        (cost $3,830).................................................                   -                   -                    -
     Value Stock  Portfolio, 71,290 shares at net asset
        value of $1.25 per share
        (cost $110,863)...............................................                   -                   -                    -
     Small Company Value  Portfolio, 44,126 shares
        at net asset value of $1.02 per share
        (cost $49,006)................................................                   -                   -                    -
                                                                        -------------------  ------------------  -------------------

                                                                                    98,010              97,135                    -

Receivable from Minnesota Life for policy purchase payments...........                 330               1,357                    -
Receivable for investments sold.......................................               3,869               3,832                    -
                                                                        -------------------  ------------------  -------------------

            Total assets..............................................             102,209             102,324                    -
                                                                        -------------------  ------------------  -------------------

                                   LIABILITIES
                                   -----------

Payable to Minnesota Life for policy terminations,
     withdrawal payments and mortality and expense charges............               3,869               3,832                    -
Payable for investments purchased.....................................                 330               1,357                    -
                                                                        -------------------  ------------------  -------------------

            Total liabilities.........................................               4,199               5,189                    -
                                                                        -------------------  ------------------  -------------------

            Net assets applicable to policy owners....................  $           98,010              97,135                    -
                                                                        ===================  ==================  ===================

                              POLICY OWNERS' EQUITY
                              ---------------------

Policy type:
Option 1..............................................................  $           79,417              91,031                    -
Option 2..............................................................              18,593               6,104                    -
Option 3..............................................................                   -                   -                    -
                                                                        -------------------  ------------------  -------------------

            Total policy owners' equity...............................  $           98,010              97,135                    -
                                                                        ===================  ==================  ===================


UNITS OUTSTANDING (OPTION 1)..........................................              61,575              89,224                    -
                                                                        ===================  ==================  ===================
UNITS OUTSTANDING (OPTION 2)..........................................              17,852               7,478                    -
                                                                        ===================  ==================  ===================
UNITS OUTSTANDING (OPTION 3)..........................................                   -                   -                    -
                                                                        ===================  ==================  ===================

NET ASSET VALUE PER UNIT (OPTION 1)...................................  $             1.29                1.02                    -
                                                                        ===================  ==================  ===================
NET ASSET VALUE PER UNIT (OPTION 2)...................................  $             1.04                0.82                    -
                                                                        ===================  ==================  ===================
NET ASSET VALUE PER UNIT (OPTION 3)...................................  $                -                   -                    -
                                                                        ===================  ==================  ===================



                                                                                           SEGREGATED SUB-ACCOUNTS
                                                                        ------------------------------------------------------------
                                                                             MATURING            MATURING
                                                                            GOVERNMENT          GOVERNMENT
                                                                               BOND                BOND                VALUE
                                ASSETS                                         2006                2010                STOCK
                                ------                                  -------------------  ------------------  -------------------
Investments in shares of Advantus Series Fund, Inc.:
     International Stock Portfolio, 89,180 shares
        at net asset value of $1.10 per share
        (cost $132,873)...............................................                   -                   -                    -
     Small Company Growth Portfolio, 147,043 shares
        at net asset value of $0.66 per share
        (cost $167,188)...............................................                   -                   -                    -
     Maturing Government Bond 2002 Portfolio, 0 shares
        at net asset value of $0.00 per share
        (cost $0).....................................................                   -                   -                    -
     Maturing Government Bond 2006 Portfolio, 1,276 shares
        at net asset value of $1.38 per share
        (cost $1,396).................................................               1,756                   -                    -
     Maturing Government Bond 2010 Portfolio, 2,961 shares
        at net asset value of $1.51 per share
        (cost $3,830).................................................                   -               4,467                    -
     Value Stock  Portfolio, 71,290 shares at net asset
        value of $1.25 per share
        (cost $110,863)...............................................                   -                   -               89,255
     Small Company Value  Portfolio, 44,126 shares
        at net asset value of $1.02 per share
        (cost $49,006)................................................                   -                   -                    -
                                                                        -------------------  ------------------  -------------------

                                                                                     1,756               4,467               89,255

Receivable from Minnesota Life for policy purchase payments...........                   -                   7                  175
Receivable for investments sold.......................................                   -                 122                4,055
                                                                        -------------------  ------------------  -------------------

            Total assets..............................................               1,756               4,596               93,485
                                                                        -------------------  ------------------  -------------------

                                   LIABILITIES
                                   -----------

Payable to Minnesota Life for policy terminations,
     withdrawal payments and mortality and expense charges............                   -                 122                4,055
Payable for investments purchased.....................................                   -                   7                  175
                                                                        -------------------  ------------------  -------------------

            Total liabilities.........................................                   -                 129                4,230
                                                                        -------------------  ------------------  -------------------

            Net assets applicable to policy owners....................               1,756               4,467               89,255
                                                                        ===================  ==================  ===================

                              POLICY OWNERS' EQUITY
                              ---------------------

Policy type:
Option 1..............................................................               1,756               4,467               50,884
Option 2..............................................................                   -                   -               38,371
Option 3..............................................................                   -                   -                    -
                                                                        -------------------  ------------------  -------------------

            Total policy owners' equity...............................               1,756               4,467               89,255
                                                                        ===================  ==================  ===================


UNITS OUTSTANDING (OPTION 1)..........................................               1,000               2,324               37,560
                                                                        ===================  ==================  ===================
UNITS OUTSTANDING (OPTION 2)..........................................                   -                   -               43,838
                                                                        ===================  ==================  ===================
UNITS OUTSTANDING (OPTION 3)..........................................                   -                   -                    -
                                                                        ===================  ==================  ===================

NET ASSET VALUE PER UNIT (OPTION 1)...................................                1.76                1.92                 1.35
                                                                        ===================  ==================  ===================
NET ASSET VALUE PER UNIT (OPTION 2)...................................                   -                   -                 0.88
                                                                        ===================  ==================  ===================
NET ASSET VALUE PER UNIT (OPTION 3)...................................                   -                   -                    -
                                                                        ===================  ==================  ===================



                                                                        SEGREGATED SUB-ACCOUNTS
                                                                        -----------------------
                                                                                 SMALL
                                                                                COMPANY
                                ASSETS                                           VALUE
                                ------                                  -----------------------
Investments in shares of Advantus Series Fund, Inc.:
     International Stock Portfolio, 89,180 shares
        at net asset value of $1.10 per share
        (cost $132,873)...............................................                -
     Small Company Growth Portfolio, 147,043 shares
        at net asset value of $0.66 per share
        (cost $167,188)...............................................                -
     Maturing Government Bond 2002 Portfolio, 0 shares
        at net asset value of $0.00 per share
        (cost $0).....................................................                -
     Maturing Government Bond 2006 Portfolio, 1,276 shares
        at net asset value of $1.38 per share
        (cost $1,396).................................................                -
     Maturing Government Bond 2010 Portfolio, 2,961 shares
        at net asset value of $1.51 per share
        (cost $3,830).................................................                -
     Value Stock  Portfolio, 71,290 shares at net asset
        value of $1.25 per share
        (cost $110,863)...............................................                -
     Small Company Value  Portfolio, 44,126 shares
        at net asset value of $1.02 per share
        (cost $49,006)................................................           44,873
                                                                        ----------------

                                                                                 44,873

Receivable from Minnesota Life for policy purchase payments...........              100
Receivable for investments sold.......................................              589
                                                                        ----------------

            Total assets..............................................           45,562
                                                                        ----------------

                                   LIABILITIES
                                   -----------

Payable to Minnesota Life for policy terminations,
     withdrawal payments and mortality and expense charges............              589
Payable for investments purchased.....................................              100
                                                                        ----------------

            Total liabilities.........................................              689
                                                                        ----------------

            Net assets applicable to policy owners....................           44,873
                                                                        ================

                              POLICY OWNERS' EQUITY
                              ---------------------

Policy type:
Option 1..............................................................           43,871
Option 2..............................................................            1,002
Option 3..............................................................                -
                                                                        ----------------

            Total policy owners' equity...............................           44,873
                                                                        ================


UNITS OUTSTANDING (OPTION 1)..........................................           43,494
                                                                        ================
UNITS OUTSTANDING (OPTION 2)..........................................              921
                                                                        ================
UNITS OUTSTANDING (OPTION 3)..........................................                -
                                                                        ================

NET ASSET VALUE PER UNIT (OPTION 1)...................................             1.01
                                                                        ================
NET ASSET VALUE PER UNIT (OPTION 2)...................................             1.09
                                                                        ================
NET ASSET VALUE PER UNIT (OPTION 3)...................................                -
                                                                        ================

See accompanying notes to financial statements

                     MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

                                                                                        SEGREGATED SUB-ACCOUNTS
                                                                        ----------------------------------------------------------
                                                                             GLOBAL             INDEX 400           MACRO-CAP
                                   ASSETS                                     BOND               MID-CAP              VALUE
                                   ------                               ------------------  -------------------  -----------------
 Investments in shares of Advantus Series Fund, Inc.:
      Global Bond Portfolio, 7,079 shares at net asset
         value of $1.09 per share (cost $6,669).......................  $           7,688                    -                  -
      Index 400 Mid-Cap Portfolio, 7,944,680 shares at
         net asset value of $0.96 per share (cost $8,660,180).........                  -            7,643,102                  -
      Macro-Cap Value Portfolio, 11,863 shares at
         net asset value of $0.70 per share (cost $11,213)............                  -                    -              8,341
      Micro-Cap Growth Portfolio, 39,239 shares at
         net asset value of $0.87 per share (cost $58,209)............                  -                    -                  -
      Real Estate Securities Portfolio, 6,293 shares at
         net asset value of $1.02 per share (cost $6,333).............                  -                    -                  -
 Investments in shares of Fidelity Variable Insurance Products Funds:
      VIP Money Market Portfolio, 450,561 shares at
         net asset value of $1.00 per share (cost $450,561)...........                  -                    -                  -
      VIP High Income Portfolio, 95,993 shares at
         net asset value of $5.93 per share (cost $644,585)...........                  -                    -                  -
                                                                        ------------------  -------------------  -----------------

                                                                                    7,688            7,643,102              8,341

Receivable from Minnesota Life for policy purchase payments...........                 73                7,251                 27
Receivable for investments sold.......................................                 61               16,185                171
                                                                        ------------------  -------------------  -----------------

            Total assets..............................................              7,822            7,666,538              8,539
                                                                        ------------------  -------------------  -----------------

                                   LIABILITIES
                                   -----------
Payable to Minnesota Life for policy terminations,
     withdrawal payments and mortality and expense charges............                 61               16,185                171
Payable for investments purchased.....................................                 73                7,251                 27
                                                                        ------------------  -------------------  -----------------

            Total liabilities ........................................                134               23,436                198
                                                                        ------------------  -------------------  -----------------

            Net assets applicable to policy owners....................  $           7,688            7,643,102              8,341
                                                                        ==================  ===================  =================

                              POLICY OWNERS' EQUITY
                              ---------------------
Policy type:
Option 1..............................................................              7,688               39,468              8,341
Option 2..............................................................                  -            4,098,318                  -
Option 3..............................................................                  -            3,505,316                  -
Option 4..............................................................                  -                    -                  -
                                                                        ------------------  -------------------  -----------------

            Total policy owners' equity...............................  $           7,688            7,643,102              8,341
                                                                        ==================  ===================  =================


UNITS OUTSTANDING (Option 1)..........................................              6,516               34,258             11,738
                                                                        ==================  ===================  =================
UNITS OUTSTANDING (Option 2)..........................................                  -            3,090,890                  -
                                                                        ==================  ===================  =================
UNITS OUTSTANDING (Option 3)..........................................                  -            3,211,902                  -
                                                                        ==================  ===================  =================
UNITS OUTSTANDING (Option 4) .........................................                  -                    -                  -
                                                                        ==================  ===================  =================

NET ASSET VALUE PER UNIT (Option 1) ..................................  $            1.18                 1.15               0.71
                                                                        ==================  ===================  =================
NET ASSET VALUE PER UNIT (Option 2) ..................................  $               -                 1.33                  -
                                                                        ==================  ===================  =================
NET ASSET VALUE PER UNIT (Option 3) ..................................  $               -                 1.09                  -
                                                                        ==================  ===================  =================
NET ASSET VALUE PER UNIT (Option 4) ..................................  $               -                    -                  -
                                                                        ==================  ===================  =================




                                                                                        SEGREGATED SUB-ACCOUNTS
                                                                        -----------------------------------------------------------
                                                                          MICRO-CAP        REAL ESTATE          FIDELITY VIP
                                             ASSETS                         GROWTH          SECURITIES          MONEY MARKET
                                             ------                     ---------------   ---------------  ------------------------
 Investments in shares of Advantus Series Fund, Inc.:
      Global Bond Portfolio, 7,079 shares at net asset
         value of $1.09 per share (cost $6,669).......................               -                 -                         -
      Index 400 Mid-Cap Portfolio, 7,944,680 shares at
         net asset value of $0.96 per share (cost $8,660,180).........               -                 -                         -
      Macro-Cap Value Portfolio, 11,863 shares at
         net asset value of $0.70 per share (cost $11,213)............               -                 -                         -
      Micro-Cap Growth Portfolio, 39,239 shares at
         net asset value of $0.87 per share (cost $58,209)............          34,177                                           -
      Real Estate Securities Portfolio, 6,293 shares at
         net asset value of $1.02 per share (cost $6,333).............               -             6,444
 Investments in shares of Fidelity Variable Insurance Products Funds:
      VIP Money Market Portfolio, 450,561 shares at
         net asset value of $1.00 per share (cost $450,561)...........               -                 -                   450,561
      VIP High Income Portfolio, 95,993 shares at
         net asset value of $5.93 per share (cost $644,585)...........               -                 -                         -
                                                                        ---------------   ---------------  ------------------------

                                                                                34,177             6,444                   450,561

Receivable from Minnesota Life for policy purchase payments...........             128                 -                        56
Receivable for investments sold.......................................             422                45                    10,991
                                                                        ---------------   ---------------  ------------------------

            Total assets..............................................          34,727             6,489                   461,608
                                                                        ---------------   ---------------  ------------------------

                                   LIABILITIES
                                   -----------
Payable to Minnesota Life for policy terminations,
     withdrawal payments and mortality and expense charges............             422                45                    10,991
Payable for investments purchased.....................................             128                 -                        56
                                                                        ---------------   ---------------  ------------------------

            Total liabilities ........................................             550                45                    11,047
                                                                        ---------------   ---------------  ------------------------

            Net assets applicable to policy owners....................          34,177             6,444                   450,561
                                                                        ===============   ===============  ========================

                               POLICY OWNERS' EQUITY
                               ---------------------
Policy type:
Option 1..............................................................          32,369             5,020                         -
Option 2..............................................................           1,808               473                   450,561
Option 3..............................................................               -               478                         -
Option 4..............................................................               -               473
                                                                        ---------------   ---------------  ------------------------

            Total policy owners' equity...............................          34,177             6,444                   450,561
                                                                        ===============   ===============  ========================


UNITS OUTSTANDING (Option 1)..........................................          32,958             5,317                         -
                                                                        ===============   ===============  ========================
UNITS OUTSTANDING (Option 2)..........................................           1,739               500                   410,733
                                                                        ===============   ===============  ========================
UNITS OUTSTANDING (Option 3)..........................................               -               504                         -
                                                                        ===============   ===============  ========================
UNITS OUTSTANDING (Option 4) .........................................               -               500                         -
                                                                        ===============   ===============  ========================

NET ASSET VALUE PER UNIT (Option 1) ..................................            0.98              0.94                         -
                                                                        ===============   ===============  ========================
NET ASSET VALUE PER UNIT (Option 2) ..................................            1.04              0.95                      1.10
                                                                        ===============   ===============  ========================
NET ASSET VALUE PER UNIT (Option 3) ..................................               -              0.95                         -
                                                                        ===============   ===============  ========================
NET ASSET VALUE PER UNIT (Option 4) ..................................               -              0.95                         -
                                                                        ===============   ===============  ========================



                                                                        SEGREGATED SUB-ACCOUNTS
                                                                        -----------------------
                                                                             FIDELITY VIP
                                             ASSETS                           HIGH INCOME
                                             ------                     -----------------------
 Investments in shares of Advantus Series Fund, Inc.:
      Global Bond Portfolio, 7,079 shares at net asset
         value of $1.09 per share (cost $6,669).......................                     -
      Index 400 Mid-Cap Portfolio, 7,944,680 shares at
         net asset value of $0.96 per share (cost $8,660,180).........                     -
      Macro-Cap Value Portfolio, 11,863 shares at
         net asset value of $0.70 per share (cost $11,213)............                     -
      Micro-Cap Growth Portfolio, 39,239 shares at
         net asset value of $0.87 per share (cost $58,209)............                     -
      Real Estate Securities Portfolio, 6,293 shares at
         net asset value of $1.02 per share (cost $6,333).............
 Investments in shares of Fidelity Variable Insurance Products Funds:
      VIP Money Market Portfolio, 450,561 shares at
         net asset value of $1.00 per share (cost $450,561)...........                     -
      VIP High Income Portfolio, 95,993 shares at
         net asset value of $5.93 per share (cost $644,585)...........               569,238
                                                                        ---------------------

                                                                                     569,238

Receivable from Minnesota Life for policy purchase payments...........                 3,482
Receivable for investments sold.......................................                   200
                                                                        ---------------------

            Total assets..............................................               572,920
                                                                        ---------------------

                                   LIABILITIES
                                   -----------
Payable to Minnesota Life for policy terminations,
     withdrawal payments and mortality and expense charges............                   200
Payable for investments purchased.....................................                 3,482
                                                                        ---------------------

            Total liabilities ........................................                 3,682
                                                                        ---------------------

            Net assets applicable to policy owners....................               569,238
                                                                        =====================

                              POLICY OWNERS' EQUITY
                              ---------------------
Policy type:
Option 1..............................................................                70,520
Option 2..............................................................               498,718
Option 3..............................................................                     -
Option 4..............................................................
                                                                        ---------------------

            Total policy owners' equity...............................               569,238
                                                                        =====================


UNITS OUTSTANDING (Option 1)..........................................                79,013
                                                                        =====================
UNITS OUTSTANDING (Option 2)..........................................               593,840
                                                                        =====================
UNITS OUTSTANDING (Option 3)..........................................                     -
                                                                        =====================
UNITS OUTSTANDING (Option 4) .........................................                     -
                                                                        =====================

NET ASSET VALUE PER UNIT (Option 1) ..................................                  0.89
                                                                        =====================
NET ASSET VALUE PER UNIT (Option 2) ..................................                  0.84
                                                                        =====================
NET ASSET VALUE PER UNIT (Option 3) ..................................                     -
                                                                        =====================
NET ASSET VALUE PER UNIT (Option 4) ..................................                     -
                                                                        =====================

See accompanying notes to financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

                                                                                     SEGREGATED SUB-ACCOUNTS
                                                                 ---------------------------------------------------------------
                                                                                                        FIDELITY
                                                                  FIDELITY                                 VIP        FIDELITY
                                                                    VIP        FIDELITY     FIDELITY    INVESTMENT      VIP
                                                                   EQUITY-       VIP          VIP          GRADE       ASSET
                                      ASSETS                       INCOME       GROWTH      OVERSEAS       BOND       MANAGER
                                      ------                     ----------   ----------   ----------   ----------   ----------
Investments in shares of Fidelity Variable Insurance
 Products Funds:
     VIP Equity-Income Portfolio, 49,744 shares at net
        asset value of $18.16 per share (cost $1,069,943) ....   $  903,353           --           --           --           --
     VIP Growth Portfolio, 151,422 shares at net
        asset value of $23.44 per share (cost $5,611,550) ....           --    3,549,340           --           --           --
     VIP Overseas Portfolio, 166,529 shares at net
        asset value of $10.98 per share (cost $2,851,431) ....           --           --    1,828,491           --           --
     VIP Investment Grade Bond Portfolio, 41,403 shares at net
        asset value of $13.70 per share (cost $532,082) ......           --           --           --      567,215           --
     VIP Asset Manager Portfolio, 28,121 shares at net
        asset value of $12.75 per share (cost $413,595) ......           --           --           --           --      358,542
     VIP Index 500  Portfolio, 13,104 shares at net
        asset value of $99.92 per share (cost $1,734,407) ....           --           --           --           --           --
     VIP Contrafund  Portfolio, 165,397 shares at net
        asset value of $18.10 per share (cost $3,518,470) ....           --           --           --           --           --
                                                                 ----------   ----------   ----------   ----------   ----------


                                                                    903,353    3,549,340    1,828,491      567,215      358,542

Receivable from Minnesota Life for policy purchase payments ..          251          167            2           --        1,070
Receivable for investments sold ..............................        1,033        1,162          503            6            4
                                                                 ----------   ----------   ----------   ----------   ----------

            Total assets .....................................      904,637    3,550,669    1,828,996      567,221      359,616
                                                                 ----------   ----------   ----------   ----------   ----------

                                   LIABILITIES
                                   -----------
Payable to Minnesota Life for policy terminations,
     withdrawal payments and mortality and expense charges ...        1,033        1,162          503            6            4
Payable for investments purchased ............................          251          167            2           --        1,070
                                                                 ----------   ----------   ----------   ----------   ----------

            Total liabilities ................................        1,284        1,329          505            6        1,074
                                                                 ----------   ----------   ----------   ----------   ----------

            Net assets applicable to policy owners ...........   $  903,353    3,549,340    1,828,491      567,215      358,542
                                                                 ==========   ==========   ==========   ==========   ==========

                              POLICY OWNERS' EQUITY
                              ---------------------
Policy type:
Option 1 .....................................................   $  136,311           --           --           --           --
Option 2 .....................................................      767,042    3,549,340    1,828,491      567,215      358,542
Option 3 .....................................................           --           --           --           --           --
                                                                 ----------   ----------   ----------   ----------   ----------

            Total policy owners' equity ......................   $  903,353    3,549,340    1,828,491      567,215      358,542
                                                                 ==========   ==========   ==========   ==========   ==========


UNITS OUTSTANDING (Option 1) .................................      101,498           --           --           --           --
                                                                 ==========   ==========   ==========   ==========   ==========
UNITS OUTSTANDING (Option 2) .................................      613,207    6,918,697    3,391,848      432,760      420,813
                                                                 ==========   ==========   ==========   ==========   ==========
UNITS OUTSTANDING (Option 3) .................................           --           --           --           --           --
                                                                 ==========   ==========   ==========   ==========   ==========

NET ASSET VALUE PER UNIT (Option 1) ..........................   $     1.34           --           --           --           --
                                                                 ==========   ==========   ==========   ==========   ==========
NET ASSET VALUE PER UNIT (Option 2) ..........................   $     1.25         0.51         0.54         1.31         0.85
                                                                 ==========   ==========   ==========   ==========   ==========
NET ASSET VALUE PER UNIT (Option 3) ..........................   $       --           --           --           --           --
                                                                 ==========   ==========   ==========   ==========   ==========

                                                                 SEGREGATED SUB-ACCOUNTS
                                                                 -----------------------

                                                                 FIDELITY      FIDELITY
                                                                    VIP          VIP
                                      ASSETS                     INDEX 500    CONTRAFUND
                                      ------                    ----------   ----------
Investments in shares of Fidelity Variable Insurance
 Products Funds:
     VIP Equity-Income Portfolio, 49,744 shares at net
        asset value of $18.16 per share (cost $1,069,943) .....           --           --
     VIP Growth Portfolio, 151,422 shares at net
        asset value of $23.44 per share (cost $5,611,550) .....           --           --
     VIP Overseas Portfolio, 166,529 shares at net
        asset value of $10.98 per share (cost $2,851,431) .....           --           --
     VIP Investment Grade Bond Portfolio, 41,403 shares at net
        asset value of $13.70 per share (cost $532,082) .......           --           --
     VIP Asset Manager Portfolio, 28,121 shares at net
        asset value of $12.75 per share (cost $413,595) .......           --           --
     VIP Index 500  Portfolio, 13,104 shares at net
        asset value of $99.92 per share (cost $1,734,407) .....    1,309,384           --
     VIP Contrafund  Portfolio, 165,397 shares at net
        asset value of $18.10 per share (cost $3,518,470) .....           --    2,993,688
                                                                  ----------   ----------


                                                                   1,309,384    2,993,688

Receivable from Minnesota Life for policy purchase payments ..           179          552
Receivable for investments sold ..............................           179        1,174
                                                                  ----------   ----------

            Total assets .....................................     1,309,742    2,995,414
                                                                  ----------   ----------

                                   LIABILITIES
                                   -----------
Payable to Minnesota Life for policy terminations,
     withdrawal payments and mortality and expense charges ...          179        1,174
Payable for investments purchased ............................          179          552
                                                                 ----------   ----------

            Total liabilities ................................          358        1,726
                                                                 ----------   ----------

            Net assets applicable to policy owners ...........    1,309,384    2,993,688
                                                                 ==========   ==========

                              POLICY OWNERS' EQUITY
                              ---------------------
Policy type:
Option 1 .....................................................           --      141,358
Option 2 .....................................................    1,309,384    2,852,330
Option 3 .....................................................           --           --
                                                                 ----------   ----------

            Total policy owners' equity ......................    1,309,384    2,993,688
                                                                 ==========   ==========


UNITS OUTSTANDING (Option 1) .................................           --       87,774
                                                                 ==========   ==========
UNITS OUTSTANDING (Option 2) .................................    2,052,758    1,987,147
                                                                 ==========   ==========
UNITS OUTSTANDING (Option 3) .................................           --           --
                                                                 ==========   ==========

NET ASSET VALUE PER UNIT (Option 1) ..........................           --         1.61
                                                                 ==========   ==========
NET ASSET VALUE PER UNIT (Option 2) ..........................         0.64         1.44
                                                                 ==========   ==========
NET ASSET VALUE PER UNIT (Option 3) ..........................           --           --
                                                                 ==========   ==========

See accompanying notes to financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

                                                                                          SEGREGATED SUB-ACCOUNTS
                                                                        ---------------------------------------------------
                                                                         FIDELITY
                                                                            VIP                    FIDELITY     FIDELITY
                                                                           ASSET      FIDELITY        VIP         VIP
                                                                          MANAGER       VIP         GROWTH      GROWTH &
                                                 ASSETS                   GROWTH      BALANCED   OPPORTUNITIES   INCOME
                                                 ------                 ----------   ----------  -------------  ----------
 Investments in shares of Fidelity Variable Insurance Products Funds:
      VIP Asset Manager Growth Portfolio, 70,432 shares at
          net asset value of $10.33 per share (cost $938,145) .......   $  727,561           --           --           --
      VIP Balanced Portfolio, 16,662 shares at
          net asset value of $12.16 per share (cost $219,693) .......           --      202,612           --           --
      VIP Growth Opportunities Portfolio, 72,780 shares at
          net asset value of $11.71 per share (cost $1,128,987) .....           --           --      852,256           --
      VIP Growth & Income Portfolio, 71,114 shares at
          net asset value of $10.86 per share (cost $930,163) .......           --           --           --      772,293
      VIP Mid-Cap Portfolio, 188,627 shares at
          net asset value of $17.51 per share (cost $3,408,391) .....           --           --           --           --
      VIP Dynamic Capital Appreciation Portfolio, 5,162 shares at
          net asset value of $5.66 per share (cost $30,269) .........           --           --           --           --
      VIP Aggressive Growth Portfolio, 12,459 shares at
          net asset value of $6.05 per share (cost $88,120) .........           --           --           --           --
                                                                        ----------   ----------   ----------   ----------

                                                                           727,561      202,612      852,256      772,293

Receivable from Minnesota Life for policy purchase payments .........          115           --           15          466
Receivable for investments sold .....................................        4,846            2          508           27
                                                                        ----------   ----------   ----------   ----------

            Total assets ............................................      732,522      202,614      852,779      772,786
                                                                        ----------   ----------   ----------   ----------

                                              LIABILITIES
                                              -----------
Payable to Minnesota Life for policy terminations,
     withdrawal payments and mortality and expense charges ..........        4,846            2          508           27
Payable for investments purchased ...................................          115           --           15          466
                                                                        ----------   ----------   ----------   ----------

            Total liabilities .......................................        4,961            2          523          493
                                                                        ----------   ----------   ----------   ----------

            Net assets applicable to policy owners ..................   $  727,561      202,612      852,256      772,293
                                                                        ==========   ==========   ==========   ==========

                                          POLICY OWNERS' EQUITY
                                          ---------------------
Policy type:
Option 1 ............................................................   $       --           --           --           --
Option 2 ............................................................      727,561      202,612      852,256      772,293
Option 3 ............................................................           --           --           --           --
                                                                        ----------   ----------   ----------   ----------

            Total policy owners' equity .............................   $  727,561      202,612      852,256      772,293
                                                                        ==========   ==========   ==========   ==========

UNITS OUTSTANDING (Option 1) ........................................           --           --           --           --
                                                                        ==========   ==========   ==========   ==========
UNITS OUTSTANDING (Option 2) ........................................    1,027,843      228,755    1,422,271      994,261
                                                                        ==========   ==========   ==========   ==========
UNITS OUTSTANDING (Option 3) ........................................           --           --           --           --
                                                                        ==========   ==========   ==========   ==========

NET ASSET VALUE PER UNIT (Option 1) .................................   $       --           --           --           --
                                                                        ==========   ==========   ==========   ==========
NET ASSET VALUE PER UNIT (Option 2) .................................   $     0.71         0.89         0.60         0.78
                                                                        ==========   ==========   ==========   ==========
NET ASSET VALUE PER UNIT (Option 3) .................................   $       --           --           --           --
                                                                        ==========   ==========   ==========   ==========



                                                                               SEGREGATED SUB-ACCOUNTS
                                                                        -----------------------------------

                                                                                     FIDELITY
                                                                                        VIP         FIDELITY
                                                                         FIDELITY     DYNAMIC         VIP
                                                                           VIP        CAPITAL      AGGRESSIVE
                                                 ASSETS                   MID-CAP   APPRECIATION     GROWTH
                                                 ------                 ----------  -------------  ----------
 Investments in shares of Fidelity Variable Insurance Products Funds:
      VIP Asset Manager Growth Portfolio, 70,432 shares at
          net asset value of $10.33 per share (cost $938,145) .......           --          --             --
      VIP Balanced Portfolio, 16,662 shares at
          net asset value of $12.16 per share (cost $219,693) .......           --          --             --
      VIP Growth Opportunities Portfolio, 72,780 shares at
          net asset value of $11.71 per share (cost $1,128,987) .....           --          --             --
      VIP Growth & Income Portfolio, 71,114 shares at
          net asset value of $10.86 per share (cost $930,163) .......           --          --             --
      VIP Mid-Cap Portfolio, 188,627 shares at
          net asset value of $17.51 per share (cost $3,408,391) .....    3,302,866          --             --
      VIP Dynamic Capital Appreciation Portfolio, 5,162 shares at
          net asset value of $5.66 per share (cost $30,269) .........           --      29,217             --
      VIP Aggressive Growth Portfolio, 12,459 shares at
          net asset value of $6.05 per share (cost $88,120) .........           --          --         75,374
                                                                        ----------   ---------     ----------

                                                                         3,302,866      29,217         75,374

Receivable from Minnesota Life for policy purchase payments .........          112          --         10,987
Receivable for investments sold .....................................          544          --              1
                                                                        ----------   ---------     ----------

            Total assets ............................................    3,303,522      29,217         86,362
                                                                        ----------   ---------     ----------

                                              LIABILITIES
                                              -----------
Payable to Minnesota Life for policy terminations,
     withdrawal payments and mortality and expense charges ..........          544          --              1
Payable for investments purchased ...................................          112          --         10,987
                                                                        ----------   ---------     ----------

            Total liabilities .......................................          656          --         10,988
                                                                        ----------   ---------     ----------

            Net assets applicable to policy owners ..................    3,302,866      29,217         75,374
                                                                        ==========   =========     ==========

                                          POLICY OWNERS' EQUITY
                                          ---------------------
Policy type:
Option 1 ............................................................           --          --             --
Option 2 ............................................................    3,302,866      29,217         75,374
Option 3 ............................................................           --          --             --
                                                                        ----------   ---------     ----------

            Total policy owners' equity .............................    3,302,866      29,217         75,374
                                                                        ==========   =========     ==========

UNITS OUTSTANDING (Option 1) ........................................           --          --             --
                                                                        ==========   =========     ==========
UNITS OUTSTANDING (Option 2) ........................................    3,192,834      39,527        119,950
                                                                        ==========   =========     ==========
UNITS OUTSTANDING (Option 3) ........................................           --          --             --
                                                                        ==========   =========     ==========

NET ASSET VALUE PER UNIT (Option 1) .................................           --          --             --
                                                                        ==========   =========     ==========
NET ASSET VALUE PER UNIT (Option 2) .................................         1.03        0.74           0.63
                                                                        ==========   =========     ==========
NET ASSET VALUE PER UNIT (Option 3) .................................           --          --             --
                                                                        ==========   =========     ==========

See accompanying notes to financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002


                                                                                          SEGREGATED SUB-ACCOUNT
                                                                        -----------------------------------------------------------
                                                                          FIDELITY       FIDELITY       JANUS ASPEN    JANUS ASPEN
                                                                             VIP         VIP VALUE        CAPITAL     INTERNATIONAL
                                 ASSETS                                     VALUE        STRATEGIES     APPRECIATION     GROWTH
                                 ------                                 ------------    ------------    ------------   ------------
 Investments in shares of Fidelity Variable
  Insurance Products Funds:
      VIP Value Portfolio, 2,096 shares at net
         asset value of $8.12 per share (cost $17,833) .............    $     17,016              --              --             --
      VIP Value Strategies Portfolio, 649 shares at net
         asset value of $7.91 per share (cost $5,407) ..............              --           5,132              --             --
 Investments in shares of Janus Variable
  Insurance Products Funds:
      Janus Aspen Capital Appreciation, 1,649 shares at net
         asset value of $17.24 per share (cost $36,513) ............              --              --          28,435             --
      Janus Aspen International Growth, 886 shares at net
         asset value of $17.18 per share (cost $21,707) ............              --              --              --         15,218
                                                                        ------------    ------------    ------------   ------------

                                                                              17,016           5,132          28,435         15,218

Receivable from Minnesota Life for policy purchase payments ........              --              --             139            125
Receivable for investments sold ....................................              --              --             271            176
                                                                        ------------    ------------    ------------   ------------

            Total assets ...........................................          17,016           5,132          28,845         15,519
                                                                        ------------    ------------    ------------   ------------

                                   LIABILITIES
                                   -----------
Payable to Minnesota Life for policy terminations,
     withdrawal payments and mortality and expense charges .........              --              --             271            176
Payable for investments purchased ..................................              --              --             139            125
                                                                        ------------    ------------    ------------   ------------

            Total liabilities ......................................              --              --             410            301
                                                                        ------------    ------------    ------------   ------------

            Net assets applicable to policy owners .................    $     17,016           5,132          28,435         15,218
                                                                        ============    ============    ============   ============

                              POLICY OWNERS' EQUITY
Policy type:                  ---------------------
Option 1 ...........................................................    $         --              --          27,441         15,176
Option 2 ...........................................................          17,016           5,132             994             42
Option 3 ...........................................................              --              --              --             --
                                                                        ------------    ------------    ------------   ------------

            Total policy owners' equity ............................    $     17,016           5,132          28,435         15,218
                                                                        ============    ============    ============   ============


UNITS OUTSTANDING (Option 1) .......................................              --              --          57,342         39,633
                                                                        ============    ============    ============   ============
UNITS OUTSTANDING (Option 2) .......................................          20,399           6,843           1,957            100
                                                                        ============    ============    ============   ============
UNITS OUTSTANDING (Option 3) .......................................              --              --              --             --
                                                                        ============    ============    ============   ============

NET ASSET VALUE PER UNIT (Option 1) ................................    $         --              --            0.48           0.38
                                                                        ============    ============    ============   ============
NET ASSET VALUE PER UNIT (Option 2) ................................    $       0.83            0.75            0.51           0.42
                                                                        ============    ============    ============   ============
NET ASSET VALUE PER UNIT (Option 3) ................................    $         --              --              --             --
                                                                        ============    ============    ============   ============

See accompanying notes to financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                                 -------------------------------------------------------------------

                                                                                                MONEY         ASSET       MORTGAGE
                                                                   GROWTH        BOND          MARKET      ALLOCATION    SECURITIES
                                                                 ----------    ----------    ----------    ----------    ----------
Investment income (loss):
  Investment income distributions from underlying mutual fund.... $        --            --        46,925            --          22
  Mortality and expense charges (Option 1) (note 3) .............        (515)         (108)      (12,848)         (295)       (169)
  Mortality and expense charges (Option 2) (note 3) .............         (79)       (4,748)       (2,977)         (153)         (6)
                                                                   ----------    ----------    ----------    ----------   ---------

     Investment income (loss) - net .............................        (594)       (4,856)       31,100          (448)       (153)
                                                                   ----------    ----------    ----------    ----------   ---------


Realized and unrealized gains (losses) on investments - net:
  Realized gain distributions from underlying mutual fund .......          --            --            --            --          --
                                                                   ----------    ----------    ----------    ----------   ---------

  Realized gains (losses) on sales of investments:
     Proceeds from sales ........................................     306,011     1,760,844       968,867       415,933      12,429
     Cost of investments sold ...................................    (490,838)   (1,724,778)     (968,867)     (568,305)    (12,110)
                                                                   ----------    ----------    ----------    ----------   ---------

                                                                     (184,827)       36,066            --      (152,372)        319
                                                                   ----------    ----------    ----------    ----------   ---------

     Net realized gains (losses) on investments .................    (184,827)       36,066            --      (152,372)        319
                                                                   ----------    ----------    ----------    ----------   ---------


     Net change in unrealized appreciation or depreciation
        of investments ...........................................  (436,206)    2,444,283            --      (517,717)       2,921
                                                                   ----------    ----------    ----------    ----------   ---------

     Net gains (losses) on investments .........................    (621,033)    2,480,349            --      (670,089)       3,240
                                                                  ----------    ----------    ----------    ----------    ---------

Net increase (decrease) in net assets resulting from operations.. $ (621,627)    2,475,493        31,100      (670,537)       3,087
                                                                  ==========    ==========    ==========    ==========    =========




                                                                   SEGREGATED SUB-ACCOUNTS
                                                                 --------------------------

                                                                   INDEX          CAPITAL
                                                                    500        APPRECIATION
                                                                 ----------    ------------
Investment income (loss):
  Investment income distributions from underlying mutual fund....          --              --
  Mortality and expense charges (Option 1) (note 3) .............     (21,252)           (450)
  Mortality and expense charges (Option 2) (note 3) .............     (10,432)            (38)
                                                                   ----------    ------------

     Investment income (loss) - net .............................     (31,684)           (488)
                                                                   ----------    ------------


Realized and unrealized gains (losses) on investments - net:
  Realized gain distributions from underlying mutual fund .......          --              --
                                                                   ----------    ------------

  Realized gains (losses) on sales of investments:
     Proceeds from sales ........................................   3,636,610         163,664
     Cost of investments sold ...................................  (4,000,067)       (263,774)
                                                                   ----------    ------------

                                                                     (363,457)       (100,110)
                                                                   ----------    ------------

     Net realized gains (losses) on investments .................    (363,457)       (100,110)
                                                                   ----------    ------------


     Net change in unrealized appreciation or depreciation
        of investments ..........................................  (4,181,351)         59,517
                                                                   ----------    ------------

     Net gains (losses) on investments ..........................  (4,544,808)        (40,593)
                                                                   ----------    ------------

Net increase (decrease) in net assets resulting from operations..  (4,576,492)        (41,081)
                                                                   ==========    ============

See accompanying notes to financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002


                                                                                   SEGREGATED SUB-ACCOUNTS
                                                                   ---------------------------------------------------------------
                                                                                                MATURING     MATURING     MATURING
                                                                                     SMALL     GOVERNMENT   GOVERNMENT   GOVERNMENT
                                                                   INTERNATIONAL    COMPANY       BOND         BOND         BOND
                                                                       STOCK        GROWTH       2002(A)       2006         2010
                                                                   -------------   ---------    ---------   ----------   ----------
Investment income (loss):
     Investment income distributions from underlying mutual fund..   $      --            --           80           --            3
     Mortality and expense charges (Option 1) (note 3) ...........        (432)         (502)          (5)          (8)         (20)
     Mortality and expense charges (Option 2) (note 3) ...........        (139)          (50)          --           --           (2)
                                                                     ---------     ---------    ---------    ---------    ---------

        Investment income (loss) - net ..........................         (571)         (552)          75           (8)         (19)
                                                                     ---------     ---------    ---------    ---------    ---------


Realized and unrealized gains (losses) on investments - net:
     Realized gain distributions from underlying mutual fund .....          --            --           29           --           --
                                                                     ---------     ---------    ---------    ---------    ---------

     Realized gains (losses) on sales of investments:
        Proceeds from sales ......................................     171,080       201,434        1,453            8       12,268
        Cost of investments sold ................................     (216,550)     (277,828)      (1,366)          (8)     (11,686)
                                                                     ---------     ---------    ---------    ---------    ---------

                                                                       (45,470)      (76,394)          87           --          582
                                                                     ---------     ---------    ---------    ---------    ---------

        Net realized gains (losses) on investments ...............     (45,470)      (76,394)         116           --          582
                                                                     ---------     ---------    ---------    ---------    ---------


        Net change in unrealized appreciation or depreciation
           of investments ........................................      21,964        29,756          (58)         201          225
                                                                     ---------     ---------    ---------    ---------    ---------

        Net gains (losses) on investments .......................      (23,506)      (46,638)          58          201          807
                                                                     ---------     ---------    ---------    ---------    ---------

Net increase (decrease) in net assets resulting from operations..    $ (24,077)      (47,190)         133          193          788
                                                                     =========     =========    =========    =========    =========



                                                                   SEGREGATED SUB-ACCOUNTS
                                                                   -----------------------

                                                                                 SMALL
                                                                     VALUE      COMPANY
                                                                     STOCK       VALUE
                                                                   ---------    ---------
Investment income (loss):
     Investment income distributions from underlying mutual fund..        --           --
     Mortality and expense charges (Option 1) (note 3) ...........      (280)        (218)
     Mortality and expense charges (Option 2) (note 3) ...........      (108)          (5)
                                                                   ---------    ---------

        Investment income (loss) - net ...........................      (388)        (223)
                                                                   ---------    ---------


Realized and unrealized gains (losses) on investments - net:
     Realized gain distributions from underlying mutual fund .....        --           --
                                                                   ---------    ---------

     Realized gains (losses) on sales of investments:
        Proceeds from sales .....................................    105,745       32,254
        Cost of investments sold ................................   (121,335)     (29,193)
                                                                   ---------    ---------

                                                                     (15,590)       3,061
                                                                   ---------    ---------

        Net realized gains (losses) on investments ...............   (15,590)       3,061
                                                                   ---------    ---------


        Net change in unrealized appreciation or depreciation
           of investments ........................................       (28)     (12,729)
                                                                   ---------    ---------

        Net gains (losses) on investments ........................   (15,618)      (9,668)
                                                                   ---------    ---------

Net increase (decrease) in net assets resulting from operations ..   (16,006)      (9,891)
                                                                   =========    =========



(a) For the period January 1, 2002 to September 20, 2002. Pursuant to the terms of the prospectus, the Maturing Government Bond 2002 sub-account made a liquidating distribution and ceased operations on September 20, 2002.


See accompanying notes to financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002

                                                                                   SEGREGATED SUB-ACCOUNTS
                                                                   -----------------------------------------------------


                                                                     GLOBAL      INDEX 400     MACRO-CAP     MICRO-CAP
                                                                      BOND        MID-CAP        VALUE         GROWTH
                                                                   ----------    ----------    ----------    ----------
Investment income (loss):
     Investment income distributions from underlying mutual fund.. $       16            --            --            --
     Mortality and expense charges (Option 1) (note 3) ...........        (31)         (188)          (42)         (193)
     Mortality and expense charges (Option 2) (note 3) ...........         --        (4,978)           --           (23)
     Administrative charges (Option 4) (note 3) ..................         --            --            --            --
                                                                   ----------    ----------    ----------    ----------

        Investment income (loss) - net ...........................        (15)       (5,166)          (42)         (216)
                                                                   ----------    ----------    ----------    ----------


Realized and unrealized gains (losses) on investments - net:
     Realized gain distributions from underlying mutual fund .....         --            --            --            --
                                                                   ----------    ----------    ----------    ----------

     Realized gains (losses) on sales of investments:
        Proceeds from sales ......................................        871     1,247,232         3,735        91,520
        Cost of investments sold .................................       (845)   (1,356,275)       (4,557)     (117,792)
                                                                   ----------    ----------    ----------    ----------

                                                                           26      (109,043)         (822)      (26,272)
                                                                   ----------    ----------    ----------    ----------

        Net realized gains (losses) on investments ...............         26      (109,043)         (822)      (26,272)
                                                                   ----------    ----------    ----------    ----------


        Net change in unrealized appreciation or depreciation
           of investments ........................................      1,004      (977,865)       (2,006)       (3,339)
                                                                   ----------    ----------    ----------    ----------

        Net gains (losses) on investments ........................      1,030    (1,086,908)       (2,828)      (29,611)
                                                                   ----------    ----------    ----------    ----------

Net increase (decrease) in net assets resulting from operations .. $    1,015    (1,092,074)       (2,870)      (29,827)
                                                                   ==========    ==========    ==========    ==========




                                                                            SEGREGATED SUB-ACCOUNTS
                                                                   ----------------------------------------
                                                                                   FIDELITY     FIDELITY
                                                                   REAL ESTATE       VIP           VIP
                                                                    SECURITIES      MONEY          HIGH
                                                                        (B)         MARKET        INCOME
                                                                    ----------    ----------    ----------
Investment income (loss):
     Investment income distributions from underlying mutual fund ..         --         7,381        47,602
     Mortality and expense charges (Option 1) (note 3) ............         (4)           --          (144)
     Mortality and expense charges (Option 2) (note 3) ............         (1)         (977)       (1,026)
     Administrative charges (Option 4) (note 3) ...................         (5)           --            --
                                                                    ----------    ----------    ----------

        Investment income (loss) - net ...........................         (10)        6,404        46,432
                                                                    ----------    ----------    ----------


Realized and unrealized gains (losses) on investments - net:
     Realized gain distributions from underlying mutual fund ......         --            --            --
                                                                    ----------    ----------    ----------

     Realized gains (losses) on sales of investments:
        Proceeds from sales .......................................        280       405,483       245,819
        Cost of investments sold ..................................       (272)     (405,483)     (328,146)
                                                                    ----------    ----------    ----------

                                                                             8            --       (82,327)
                                                                    ----------    ----------    ----------

        Net realized gains (losses) on investments ................          8            --       (82,327)
                                                                    ----------    ----------    ----------


        Net change in unrealized appreciation or depreciation
           of investments .........................................        111            --       102,817
                                                                    ----------    ----------    ----------

        Net gains (losses) on investments .........................        119            --        20,490
                                                                    ----------    ----------    ----------

Net increase (decrease) in net assets resulting from operations ...        109         6,404        66,922
                                                                    ==========    ==========    ==========

(b) For the period from May 1, 2002, commencement of operations, to December 31, 2002.


See accompanying notes to financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002

                                                                            SEGREGATED SUB-ACCOUNTS
                                             -----------------------------------------------------------------------------------
                                                                                    FIDELITY    FIDELITY
                                                FIDELITY     FIDELITY    FIDELITY     VIP          VIP    FIDELITY     FIDELITY
                                                   VIP          VIP        VIP     INVESTMENT     ASSET      VIP          VIP
                                             EQUITY-INCOME    GROWTH     OVERSEAS  GRADE BOND    MANAGER  INDEX 500   CONTRAFUND
                                             -------------   ---------  ---------- ----------   --------- ---------   ----------
Investment income (loss):
     Investment income distributions
        from underlying mutual fund ........  $  15,825        9,620       14,943     12,191     13,156     17,323       24,845
     Mortality and expense charges
        (Option 1) (note 3) ................       (439)        --           --         --         --         --           (487)
     Mortality and expense charges
        (Option 2) (note 3) ................     (2,078)      (9,908)      (4,947)    (1,000)      (863)    (3,476)      (7,390)
                                              ---------   ----------   ----------   --------   --------   --------   ----------

        Investment income (loss) - net .....     13,308         (288)       9,996     11,191     12,293     13,847       16,968
                                              ---------   ----------   ----------   --------   --------   --------   ----------


Realized and unrealized gains (losses) on
  investments - net:
     Realized gain distributions from
        underlying mutual fund .............     21,540         --           --         --         --         --           --
                                              ---------   ----------   ----------   --------   --------   --------   ----------

     Realized gains (losses) on sales of
       investments:
        Proceeds from sales ................    606,856    1,567,474      686,313    247,689    138,827    603,525    1,559,146
        Cost of investments sold ...........   (658,671)  (2,302,131)  (1,005,550)  (239,020)  (160,820)  (765,679)  (1,792,696)
                                              ---------   ----------   ----------   --------   --------   --------   ----------

                                                (51,815)    (734,657)    (319,237)     8,669    (21,993)  (162,154)    (233,550)
                                              ---------   ----------   ----------   --------   --------   --------   ----------

        Net realized gains (losses) on
           investments .....................    (30,275)    (734,657)    (319,237)     8,669    (21,993)  (162,154)    (233,550)
                                              ---------   ----------   ----------   --------   --------   --------   ----------


        Net change in unrealized
           appreciation or
           depreciation of investments .....   (134,609)    (710,198)    (131,350)    19,761    (23,008)  (208,608)     (68,992)
                                              ---------   ----------   ----------   --------   --------   --------   ----------

        Net gains (losses) on investments ..   (164,884)  (1,444,855)    (450,587)    28,430    (45,001)  (370,762)    (302,542)
                                              ---------   ----------   ----------   --------   --------   --------   ----------

Net increase (decrease) in net assets
  resulting from operations ................  $(151,576)  (1,445,143)    (440,591)    39,621    (32,708)  (356,915)    (285,574)
                                              =========   ==========   ==========   ========   ========   ========   ==========

See accompanying notes to financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002

                                                                              SEGREGATED SUB-ACCOUNTS
                                             --------------------------------------------------------------------------------------
                                              FIDELITY                                                       FIDELITY
                                                 VIP                     FIDELITY    FIDELITY                   VIP      FIDELITY
                                                ASSET        FIDELITY       VIP         VIP      FIDELITY     DYNAMIC       VIP
                                               MANAGER         VIP        GROWTH      GROWTH &      VIP       CAPITAL    AGGRESSIVE
                                                GROWTH       BALANCED  OPPORTUNITIES  INCOME      MID-CAP   APPRECIATION   GROWTH
                                              ---------      --------  ------------- ---------   ---------  ------------ ----------
Investment income (loss):
     Investment income
       distributions from
       underlying mutual fund ..............   $  21,997       5,301       9,016      10,818        32,680         51       --
     Mortality and expense charges
       (Option 1) (note 3) .................        --          --          --          --            --         --         --
     Mortality and expense charges
       (Option 2) (note 3) .................      (1,996)       (474)     (2,205)     (2,064)       (8,629)       (52)      (155)
                                               ---------    --------    --------    --------    ----------    -------    -------

        Investment income (loss) - net .....      20,001       4,827       6,811       8,754        24,051         (1)      (155)
                                               ---------    --------    --------    --------    ----------    -------    -------


Realized and unrealized gains (losses)
  on investments - net:
     Realized gain distributions from
       underlying mutual fund ..............        --          --          --          --            --         --         --
                                               ---------    --------    --------    --------    ----------    -------    -------

     Realized gains (losses) on
       sales of investments:
        Proceeds from sales ................     342,047     118,071     457,877     461,502     1,271,368     17,773     29,459
        Cost of investments sold ...........    (436,624)   (129,186)   (582,966)   (545,965)   (1,230,014)   (18,876)   (34,960)
                                               ---------    --------    --------    --------    ----------    -------    -------

                                                 (94,577)    (11,115)   (125,089)    (84,463)       41,354     (1,103)    (5,501)
                                               ---------    --------    --------    --------    ----------    -------    -------

        Net realized gains (losses) on
          investments ......................     (94,577)    (11,115)   (125,089)    (84,463)       41,354     (1,103)    (5,501)
                                               ---------    --------    --------    --------    ----------    -------    -------


        Net change in unrealized
          appreciation or depreciation
          of investments ...................     (64,786)    (11,892)   (101,787)    (81,533)     (426,583)      (550)   (13,686)
                                               ---------    --------    --------    --------    ----------    -------    -------

        Net gains (losses) on investments ..    (159,363)    (23,007)   (226,876)   (165,996)     (385,229)    (1,653)   (19,187)
                                               ---------    --------    --------    --------    ----------    -------    -------

Net increase (decrease) in net assets
  resulting from operations ................   $(139,362)    (18,180)   (220,065)   (157,242)     (361,178)    (1,654)   (19,342)
                                               =========    ========    ========    ========    ==========    =======    =======

See accompanying notes to financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2002

                                                                             SEGREGATED SUB-ACCOUNT
                                                           ------------------------------------------------------------
                                                           FIDELITY          FIDELITY      JANUS ASPEN     JANUS ASPEN
                                                             VIP             VIP VALUE       CAPITAL      INTERNATIONAL
                                                           VALUE(b)        STRATEGIES(b)   APPRECIATION       GROWTH
                                                           ---------       -------------   ------------   -------------
Investment income (loss):
     Investment income distributions
       from underlying mutual fund ..................        $    21            --                83               98
     Mortality and expense charges
       (Option 1) (note 3) ..........................           --              --              (119)             (99)
     Mortality and expense charges
       (Option 2) (note 3) ..........................            (17)             (5)             (9)             (17)
                                                             -------         -------         -------         --------

        Investment income (loss) - net ..............              4              (5)            (45)             (18)
                                                             -------         -------         -------         --------

Realized and unrealized gains (losses)
  on investments - net:
     Realized gain distributions from underlying
       mutual fund ..................................           --              --              --               --
                                                             -------         -------         -------         --------

     Realized gains (losses) on sales
       of investments:
        Proceeds from sales .........................          2,713           2,189          38,955           95,583
        Cost of investments sold ....................         (2,994)         (2,489)        (58,256)        (143,348)
                                                             -------         -------         -------         --------

                                                                (281)           (300)        (19,301)         (47,765)
                                                             -------         -------         -------         --------

        Net realized gains (losses) on investments ..           (281)           (300)        (19,301)         (47,765)
                                                             -------         -------         -------         --------


        Net change in unrealized appreciation
           or depreciation of investments ...........           (817)           (275)         13,891           39,550
                                                             -------         -------         -------         --------

        Net gains (losses) on investments ...........         (1,098)           (575)         (5,410)          (8,215)
                                                             -------         -------         -------         --------

Net increase (decrease) in net assets resulting
  from operations ...................................        $(1,094)           (580)         (5,455)          (8,233)
                                                             =======         =======         =======         ========

(b) Period from May 1, 2002, commencement of operations, to December 31, 2002.

See accompanying notes to financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2002

                                                                        SEGREGATED SUB-ACCOUNTS
                                         -----------------------------------------------------------------------------------------

                                                                       MONEY         ASSET     MORTGAGE      INDEX       CAPITAL
                                           GROWTH          BOND        MARKET     ALLOCATION  SECURITIES      500     APPRECIATION
                                         -----------   -----------   ----------   ----------  ----------     ------   ------------
Operations:
     Investment income (loss) - net ...  $      (594)       (4,856)      31,100         (448)     (153)      (31,684)      (488)
     Net realized gains (losses)
       on investments .................     (184,827)       36,066         --       (152,372)      319      (363,457)  (100,110)
     Net change in unrealized
        appreciation or depreciation
        of investments ................     (436,206)    2,444,283         --       (517,717)    2,921    (4,181,351)    59,517
                                         -----------   -----------   ----------   ----------   -------   -----------   --------

Net increase (decrease) in net assets
  resulting from operations ...........     (621,627)    2,475,493       31,100     (670,537)    3,087    (4,576,492)   (41,081)
                                         -----------   -----------   ----------   ----------   -------   -----------   --------

Policy transactions (notes 3, 4 and 5):
   Policy purchase payments:
        Option 1 ......................       38,569         5,390      149,761       34,034    13,328     1,394,307     46,848
        Option 2 ......................        5,932     4,613,997    2,642,885        5,532        43    10,806,256      2,519
        Option 3 ......................         --            --           --           --        --            --         --
   Policy terminations, withdrawal
     payments and charges:
        Option 1 ......................      (18,421)       (8,412)    (295,217)     (30,053)   (6,236)   (1,200,879)   (25,704)
        Option 2 ......................     (211,936)   (1,031,942)    (657,825)    (185,619)   (6,018)   (2,079,210)  (137,472)
        Option 3 ......................      (75,059)     (715,633)        --       (199,813)     --        (324,836)      --
                                         -----------   -----------   ----------   ----------   -------   -----------   --------

Increase (decrease) in net assets from
  policy transactions .................     (260,915)    2,863,400    1,839,604     (375,919)    1,117     8,595,638   (113,809)
                                         -----------   -----------   ----------   ----------   -------   -----------   --------

Increase (decrease) in net assets .....     (882,542)    5,338,893    1,870,704   (1,046,456)    4,204     4,019,146   (154,890)

Net assets at the beginning of year ...    2,657,108    21,900,003    2,830,617    7,579,396    35,839    19,147,085    246,016
                                         -----------   -----------   ----------   ----------   -------   -----------   --------

Net assets at the end of year .........  $ 1,774,566    27,238,896    4,701,321    6,532,940    40,043    23,166,231     91,126
                                         ===========   ===========   ==========   ==========   =======   ===========   ========

See accompanying notes to financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2002

                                                                   SEGREGATED SUB-ACCOUNTS
                                         -----------------------------------------------------------------------------------
                                                                     MATURING    MATURING    MATURING
                                                          SMALL     GOVERNMENT  GOVERNMENT  GOVERNMENT                SMALL
                                         INTERNATIONAL   COMPANY       BOND        BOND        BOND      VALUE       COMPANY
                                             STOCK       GROWTH       2002(A)      2006        2010      STOCK        VALUE
                                         -------------   -------    ----------  ----------  ----------  --------     -------
Operations:
     Investment income (loss) - net ...    $    (571)        (552)        75         (8)        (19)        (388)       (223)
     Net realized gains (losses)
        on investments ................      (45,470)     (76,394)       116       --           582      (15,590)      3,061
     Net change in unrealized
        appreciation or depreciation
        of investments ................       21,964       29,756        (58)       201         225          (28)    (12,729)
                                           ---------     --------     ------     ------     -------     --------     -------

Net increase (decrease) in net
  assets resulting from operations ....      (24,077)     (47,190)       133        193         788      (16,006)     (9,891)
                                           ---------     --------     ------     ------     -------     --------     -------

Policy transactions (notes 3, 4 and 5):
  Policy purchase payments:
        Option 1 ......................       32,288       33,902       --         --         1,577       25,321      29,440
        Option 2 ......................        2,602        1,582       --         --            29       15,022         250
        Option 3 ......................         --           --         --         --          --           --          --
  Policy terminations, withdrawal
    payments and charges:
        Option 1 ......................      (19,023)     (20,217)    (1,555)      --        (1,275)     (20,903)    (18,384)
        Option 2 ......................     (151,486)    (180,666)      --         --       (10,971)     (84,453)    (13,647)
        Option 3 ......................         --           --         --         --          --           --          --
                                           ---------     --------     ------     ------     -------     --------     -------

Increase (decrease) in net assets
  from policy transactions ............     (135,619)    (165,399)    (1,555)      --       (10,640)     (65,013)     (2,341)
                                           ---------     --------     ------     ------     -------     --------     -------

Increase (decrease) in net assets .....     (159,696)    (212,589)    (1,422)       193      (9,852)     (81,019)    (12,232)

Net assets at the beginning of year ...      257,706      309,724      1,422      1,563      14,319      170,274      57,105
                                           ---------     --------     ------     ------     -------     --------     -------

Net assets at the end of year .........    $  98,010       97,135       --        1,756       4,467       89,255      44,873
                                           =========     ========     ======     ======     =======     ========     =======

(a) For the period January 1, 2002 to September 20, 2002. Pursuant to the terms of the prospectus, the Maturing Government Bond 2002 sub-account made a liquidating distribution and ceased operations on September 20, 2002.



See accompanying notes to financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2002

                                                                            SEGREGATED SUB-ACCOUNTS
                                             -------------------------------------------------------------------------------------
                                                                                                            FIDELITY     FIDELITY
                                                                                                               VIP          VIP
                                              GLOBAL    INDEX 400      MACRO-CAP    MICRO-CAP  REAL ESTATE    MONEY        HIGH
                                               BOND      MID-CAP         VALUE       GROWTH    SECURITIES(B)  MARKET      INCOME
                                              ------    ---------      ---------    ---------  ------------- --------    ---------
Operations:
     Investment income (loss) - net ......    $   (15)      (5,166)        (42)        (216)       (10)         6,404       46,432
     Net realized gains (losses)
        on investments ...................         26     (109,043)       (822)     (26,272)         8           --        (82,327)
     Net change in unrealized appreciation
        or depreciation of investments ...      1,004     (977,865)     (2,006)      (3,339)       111           --        102,817
                                              -------   ----------     -------     --------     ------       --------     --------

Net increase (decrease) in net assets
  resulting from operations ..............      1,015   (1,092,074)     (2,870)     (29,827)       109          6,404       66,922
                                              -------   ----------     -------     --------     ------       --------     --------

Policy transactions (notes 3, 4 and 5):
  Policy purchase payments:
        Option 1 .........................      2,157       19,948       4,677       13,365      5,101           --           (994)
        Option 2 .........................         15    5,528,262          12        1,348        500        437,674      238,223
        Option 3 .........................       --           --          --           --          504           --           --
        Option 4 .........................       --           --          --           --          500           --           --
  Policy terminations, withdrawal
    payments and charges:
        Option 1 .........................       (495)     (13,710)     (3,432)      (6,485)      (270)          --         (1,679)
        Option 2 .........................       (345)  (1,072,548)       (261)     (84,819)      --         (404,507)    (242,970)
        Option 3 .........................       --       (155,807)       --           --         --             --           --
        Option 4 .........................       --           --          --           --         --             --           --
                                              -------   ----------     -------     --------     ------       --------     --------

Increase (decrease) in net assets
  from policy transactions ...............      1,332    4,306,145         996      (76,591)     6,335         33,167       (7,420)
                                              -------   ----------     -------     --------     ------       --------     --------

Increase (decrease) in net assets ........      2,347    3,214,071      (1,874)    (106,418)     6,444         39,571       59,502

Net assets at the beginning of period ....      5,341    4,429,031      10,215      140,595       --          410,990      509,736
                                              -------   ----------     -------     --------     ------       --------     --------

Net assets at the end of period ..........    $ 7,688    7,643,102       8,341       34,177      6,444        450,561      569,238
                                              =======   ==========     =======     ========     ======       ========     ========


(b) For the period from May 1, 2002, commencement of operations to December 31, 2002.


See accompanying notes to financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2002

                                                                      SEGREGATED SUB-ACCOUNTS
                                        -----------------------------------------------------------------------------------------

                                                                                  FIDELITY   FIDELITY
                                                                                     VIP        VIP
                                        FIDELITY VIP  FIDELITY VIP FIDELITY VIP  INVESTMENT    ASSET    FIDELITY VIP FIDELITY VIP
                                        EQUITY-INCOME    GROWTH      OVERSEAS    GRADE BOND   MANAGER     INDEX 500   CONTRAFUND
                                        ------------- ------------ ------------  ---------- ----------- ------------ ------------
Operations:
    Investment income (loss) - net ....  $    13,308         (288)       9,996     11,191     12,293       13,847       16,968
    Net realized gains (losses)
       on investments .................      (30,275)    (734,657)    (319,237)     8,669    (21,993)    (162,154)    (233,550)
    Net change in unrealized
       appreciation or depreciation
       of investments .................     (134,609)    (710,198)    (131,350)    19,761    (23,008)    (208,608)     (68,992)
                                         -----------   ----------   ----------   --------   --------   ----------   ----------

Net increase (decrease) in net assets
  resulting from operations ...........     (151,576)  (1,445,143)    (440,591)    39,621    (32,708)    (356,915)    (285,574)
                                         -----------   ----------   ----------   --------   --------   ----------   ----------

Policy transactions (notes 3, 4 and 5):
    Policy purchase payments:
        Option 1 ......................       33,970         --           --         --         --           --         33,120
        Option 2 ......................      320,799    1,901,775      915,501    358,065    150,414      766,850    1,367,787
        Option 3 ......................         --           --           --         --         --           --           --
    Policy terminations, withdrawal
       payments and charges:
        Option 1 ......................      (18,978)        --           --         --         --           --        (22,392)
        Option 2 ......................     (585,363)  (1,557,566)    (681,366)  (246,689)  (137,964)    (600,049)  (1,528,878)
        Option 3 ......................         --           --           --         --         --           --           --
                                         -----------   ----------   ----------   --------   --------   ----------   ----------

Increase (decrease) in net assets
  from policy transactions ............     (249,572)     344,209      234,135    111,376     12,450      166,801     (150,363)
                                         -----------   ----------   ----------   --------   --------   ----------   ----------

Increase (decrease) in net assets .....     (401,148)  (1,100,934)    (206,456)   150,997    (20,258)    (190,114)    (435,937)

Net assets at the beginning of year ...    1,304,501    4,650,274    2,034,947    416,218    378,800    1,499,498    3,429,625
                                         -----------   ----------   ----------   --------   --------   ----------   ----------

Net assets at the end of year .........  $   903,353    3,549,340    1,828,491    567,215    358,542    1,309,384    2,993,688
                                         ===========   ==========   ==========   ========   ========   ==========   ==========


See accompanying notes to financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2002

                                                                        SEGREGATED SUB-ACCOUNTS
                                        ------------------------------------------------------------------------------------------
                                           FIDELITY                  FIDELITY      FIDELITY                FIDELITY       FIDELITY
                                              VIP        FIDELITY       VIP           VIP     FIDELITY        VIP            VIP
                                             ASSET          VIP        GROWTH      GROWTH &      VIP    DYNAMIC CAPITAL  AGGRESSIVE
                                        MANAGER GROWTH   BALANCED  OPPORTUNITIES    INCOME     MID-CAP   APPRECIATION      GROWTH
                                        --------------   --------  -------------   ---------  --------  ---------------- ----------
Operations:
     Investment income (loss) - net ...    $  20,001        4,827        6,811        8,754       24,051          (1)        (155)
     Net realized gains (losses)
        on investments ................      (94,577)     (11,115)    (125,089)     (84,463)      41,354      (1,103)      (5,501)
     Net change in unrealized
        appreciation or depreciation
        of investments ................      (64,786)     (11,892)    (101,787)     (81,533)    (426,583)       (550)     (13,686)
                                           ---------     --------     --------     --------   ----------     -------      -------

Net increase (decrease) in net assets
  resulting from operations ...........     (139,362)     (18,180)    (220,065)    (157,242)    (361,178)     (1,654)     (19,342)
                                           ---------     --------     --------     --------   ----------     -------      -------

Policy transactions (notes 3, 4 and 5):
     Policy purchase payments:
        Option 1 ......................         --           --           --           --           --          --           --
        Option 2 ......................      329,110      148,101      542,099      475,460    1,212,665      36,327       94,858
        Option 3 ......................         --           --           --           --           --          --           --
     Policy terminations, withdrawal
       payments and charges:
        Option 1 ......................         --           --           --           --           --          --           --
        Option 2 ......................     (340,050)    (117,597)    (455,672)    (459,438)  (1,262,738)    (17,721)     (29,304)
        Option 3 ......................         --           --           --           --           --          --           --
                                           ---------     --------     --------     --------   ----------     -------      -------

Increase (decrease) in net assets
  from policy transactions ............      (10,940)      30,504       86,427       16,022      (50,073)     18,606       65,554
                                           ---------     --------     --------     --------   ----------     -------      -------

Increase (decrease) in net assets .....     (150,302)      12,324     (133,638)    (141,220)    (411,251)     16,952       46,212

Net assets at the beginning of year ...      877,863      190,288      985,894      913,513    3,714,117      12,265       29,162
                                           ---------     --------     --------     --------   ----------     -------      -------

Net assets at the end of year .........    $ 727,561      202,612      852,256      772,293    3,302,866      29,217       75,374
                                           =========     ========     ========     ========   ==========     =======      =======

See accompanying notes to financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2002

                                                                       SEGREGATED SUB-ACCOUNT
                                                    ---------------------------------------------------------------
                                                    FIDELITY        FIDELITY        JANUS ASPEN        JANUS ASPEN
                                                      VIP           VIP VALUE         CAPITAL         INTERNATIONAL
                                                    VALUE(B)      STRATEGIES(B)     APPRECIATION          GROWTH
                                                    ---------     -------------     ------------      -------------
Operations:
     Investment income (loss) - net ......          $      4               (5)              (45)               (18)
     Net realized gains (losses)
        on investments ...................              (281)            (300)          (19,301)           (47,765)
     Net change in unrealized
        appreciation or depreciation
        of investments ...................              (817)            (275)           13,891             39,550
                                                    --------           ------           -------           --------

Net increase (decrease) in net
  assets resulting from operations .......            (1,094)            (580)           (5,455)            (8,233)
                                                    --------           ------           -------           --------

Policy transactions (notes 3, 4 and 5):
     Policy purchase payments:
        Option 1 .........................              --               --              12,908              9,028
        Option 2 .........................            20,807            7,896               721              1,476
        Option 3 .........................              --               --                --                 --
     Policy terminations, withdrawal
       payments and charges:
        Option 1 .........................              --               --              (2,904)            (2,663)
        Option 2 .........................            (2,697)          (2,184)          (35,924)           (92,805)
        Option 3 .........................              --               --                --                 --
                                                    --------           ------           -------           --------

Increase (decrease) in net assets
  from policy transactions ...............            18,110            5,712           (25,199)           (84,964)
                                                    --------           ------           -------           --------

Increase (decrease) in net assets ........            17,016            5,132           (30,654)           (93,197)

Net assets at the beginning of period ....              --               --              59,089            108,415
                                                    --------           ------           -------           --------

Net assets at the end of period ..........          $ 17,016            5,132            28,435             15,218
                                                    ========           ======           =======           ========

(b) Period from May 1, 2002, commencement of operations, to December 31, 2002.


See accompanying notes to financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2001

                                                                                              SEGREGATED SUB-ACCOUNTS
                                                                             -------------------------------------------------------
                                                                                                           MONEY           ASSET
                                                                             GROWTH          BOND          MARKET       ALLOCATION
                                                                           -----------    -----------    -----------    -----------
Operations:
              Investment income (loss) - net .........................     $    (1,176)     2,375,583        116,094        162,175
              Net realized gains (losses) on investments .............         377,601            776           --          906,128
              Net change in unrealized appreciation or depreciation
                          of investments .............................      (1,273,097)      (953,319)          --       (2,007,441)
                                                                           -----------    -----------    -----------    -----------

Net increase (decrease) in net assets resulting from operations ......        (896,672)     1,423,040        116,094       (939,138)
                                                                           -----------    -----------    -----------    -----------

Policy transactions (notes 3, 4 and 5):
              Policy purchase payments:
                          Option 1 ...................................          54,002         10,940        506,871         56,136
                          Option 2 ...................................          64,152         13,350         84,948         54,039
                          Option 3 ...................................            --       20,951,620           --        8,380,648
              Policy terminations, withdrawal payments and charges:
                          Option 1 ...................................         (25,895)        (6,527)      (645,794)       (30,938)
                          Option 2 ...................................         (61,439)       (34,526)       (22,738)       (64,584)
                          Option 3 ...................................         (75,334)      (600,564)   (41,903,239)      (205,328)
                                                                           -----------    -----------    -----------    -----------

Increase (decrease) in net assets from policy transactions ...........         (44,514)    20,334,293    (41,979,952)     8,189,973
                                                                           -----------    -----------    -----------    -----------

Increase (decrease) in net assets ....................................        (941,186)    21,757,333    (41,863,858)     7,250,835

Net assets at the beginning of year ..................................       3,598,294        142,670     44,694,475        328,561
                                                                           -----------    -----------    -----------    -----------

Net assets at the end of year ........................................     $ 2,657,108     21,900,003      2,830,617      7,579,396
                                                                           ===========    ===========    ===========    ===========

                                                                                         SEGREGATED SUB-ACCOUNTS
                                                                              ------------------------------------------
                                                                               MORTGAGE         INDEX         CAPITAL
                                                                              SECURITIES         500        APPRECIATION
                                                                              -----------    -----------    ------------
Operations:
              Investment income (loss) - net .........................              5,841        157,456           (598)
              Net realized gains (losses) on investments .............              1,282        278,308         53,048
              Net change in unrealized appreciation or depreciation
                          of investments .............................             (3,484)    (2,749,740)      (125,147)
                                                                              -----------    -----------    -----------

Net increase (decrease) in net assets resulting from operations ......              3,639     (2,313,976)       (72,697)
                                                                              -----------    -----------    -----------

Policy transactions (notes 3, 4 and 5):
              Policy purchase payments:
                          Option 1 ...................................              9,413      1,690,656         65,096
                          Option 2 ...................................              4,547        173,279         27,639
                          Option 3 ...................................               --       12,566,992           --
              Policy terminations, withdrawal payments and charges:
                          Option 1 ...................................             (4,158)    (1,308,287)       (26,555)
                          Option 2 ...................................            (36,495)      (132,774)       (25,319)
                          Option 3 ...................................               --         (375,430)          --
                                                                              -----------    -----------    -----------

Increase (decrease) in net assets from policy transactions ...........            (26,693)    12,614,436         40,861
                                                                              -----------    -----------    -----------

Increase (decrease) in net assets ....................................            (23,054)    10,300,460        (31,836)

Net assets at the beginning of year ..................................             58,893      8,846,625        277,852
                                                                              -----------    -----------    -----------

Net assets at the end of year ........................................             35,839     19,147,085        246,016
                                                                              ===========    ===========    ===========

See accompanying notes to financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2001

                                                                                             SEGREGATED SUB-ACCOUNTS
                                                                               ----------------------------------------------------
                                                                                                           MATURING     MATURING
                                                                                                SMALL     GOVERNMENT   GOVERNMENT
                                                                               INTERNATIONAL   COMPANY       BOND         BOND
                                                                                   STOCK       GROWTH        2002         2006
                                                                               -------------  ---------   ----------   ----------
Operations:
              Investment income (loss) - net .........................           $  10,133       (1,017)          69           69
              Net realized gains (losses) on investments .............              16,818       94,135           (1)        --
              Net change in unrealized appreciation or depreciation
                          of investments .............................             (59,228)    (140,750)          25           44
                                                                                 ---------    ---------    ---------    ---------

Net increase (decrease) in net assets resulting from operations ......             (32,277)     (47,632)          93          113
                                                                                 ---------    ---------    ---------    ---------

Policy transactions (notes 3, 4 and 5):
              Policy purchase payments:
                          Option 1 ...................................              43,136       37,098         --           --
                          Option 2 ...................................              24,641       36,928         --           --
                          Option 3 ...................................                --           --           --           --
              Policy terminations, withdrawal payments and charges:
                          Option 1 ...................................             (23,154)     (32,449)        --           --
                          Option 2 ...................................             (26,667)     (46,889)        --           --
                          Option 3 ...................................                --           --           --           --
                                                                                 ---------    ---------    ---------    ---------

Increase (decrease) in net assets from policy transactions ...........              17,956       (5,312)        --           --
                                                                                 ---------    ---------    ---------    ---------

Increase (decrease) in net assets ....................................             (14,321)     (52,944)          93          113

Net assets at the beginning of year ..................................             272,027      362,668        1,329        1,450
                                                                                 ---------    ---------    ---------    ---------

Net assets at the end of year ........................................           $ 257,706      309,724        1,422        1,563
                                                                                 =========    =========    =========    =========

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                                               ------------------------------------
                                                                                MATURING
                                                                               GOVERNMENT                   SMALL
                                                                                  BOND         VALUE       COMPANY
                                                                                  2010         STOCK        VALUE
                                                                               ----------    ---------    ---------
Operations:
              Investment income (loss) - net .........................              2,009        1,459         (215)
              Net realized gains (losses) on investments .............              1,192       (2,587)       5,601
              Net change in unrealized appreciation or depreciation
                          of investments .............................             (2,122)     (17,315)       1,333
                                                                                ---------    ---------    ---------

Net increase (decrease) in net assets resulting from operations ......              1,079      (18,443)       6,719
                                                                                ---------    ---------    ---------

Policy transactions (notes 3, 4 and 5):
              Policy purchase payments:
                          Option 1 ...................................              1,181       24,870       19,017
                          Option 2 ...................................              1,962       30,843        6,872
                          Option 3 ...................................               --           --           --
              Policy terminations, withdrawal payments and charges:
                          Option 1 ...................................             (1,171)     (22,598)     (11,248)
                          Option 2 ...................................            (12,962)     (10,477)      (3,466)
                          Option 3 ...................................               --           --           --
                                                                                ---------    ---------    ---------

Increase (decrease) in net assets from policy transactions ...........            (10,990)      22,638       11,175
                                                                                ---------    ---------    ---------

Increase (decrease) in net assets ....................................             (9,911)       4,195       17,894

Net assets at the beginning of year ..................................             24,230      166,079       39,211
                                                                                ---------    ---------    ---------

Net assets at the end of year ........................................             14,319      170,274       57,105
                                                                                =========    =========    =========

See accompanying notes to financial statements

                MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS
                         YEAR ENDED DECEMBER 31, 2001

                                                                                             SEGREGATED SUB-ACCOUNTS
                                                                            -------------------------------------------------------
                                                                              GLOBAL      INDEX 400     MACRO-CAP      MICRO-CAP
                                                                               BOND        MID-CAP        VALUE         GROWTH
                                                                            ----------    ----------    ----------    ----------
Operations:
              Investment income (loss) - net .........................      $       44        37,482           (17)         (460)
              Net realized gains (losses) on investments .............              17       215,642          (294)       (7,646)
              Net change in unrealized appreciation or depreciation
                          of investments .............................              (1)     (307,268)         (434)         (983)
                                                                            ----------    ----------    ----------    ----------

Net increase (decrease) in net assets resulting from operations ......              60       (54,144)         (745)       (9,089)
                                                                            ----------    ----------    ----------    ----------

Policy transactions (notes 3, 4 and 5):
              Policy purchase payments:
                          Option 1 ...................................           5,106        20,298         5,149        16,369
                          Option 2 ...................................             370        13,908           272        37,256
                          Option 3 ...................................            --            --            --            --
              Policy terminations, withdrawal payments and charges:
                          Option 1 ...................................          (1,369)      (16,562)       (2,618)      (13,212)
                          Option 2 ...................................            (202)      (41,359)         (119)      (43,886)
                          Option 3 ...................................            --        (128,895)         --            --
                                                                            ----------    ----------    ----------    ----------

Increase (decrease) in net assets from policy transactions ...........           3,905      (152,610)        2,684        (3,473)
                                                                            ----------    ----------    ----------    ----------

Increase (decrease) in net assets ....................................           3,965      (206,754)        1,939       (12,562)

Net assets at the beginning of period.................................           1,376     4,635,785         8,276       153,157
                                                                            ----------    ----------    ----------    ----------

Net assets at the end of period .....................................       $    5,341     4,429,031        10,215       140,595
                                                                            ==========    ==========    ==========    ==========

                                                                                           SEGREGATED SUB-ACCOUNTS
                                                                                -----------------------------------------------
                                                                                FIDELITY VIP      FIDELITY VIP    FIDELITY VIP
                                                                                MONEY MARKET      HIGH INCOME     EQUITY-INCOME
                                                                                 -----------      ------------    -------------
Operations:
              Investment income (loss) - net .........................               12,232           (1,394)          (3,414)
              Net realized gains (losses) on investments .............                 --              2,019           69,107
              Net change in unrealized appreciation or depreciation
                          of investments .............................                 --            (65,139)        (131,522)
                                                                                -----------       ----------       ----------

Net increase (decrease) in net assets resulting from operations ......               12,232          (64,514)         (65,829)
                                                                                -----------       ----------       ----------

Policy transactions (notes 3, 4 and 5):
              Policy purchase payments:
                          Option 1 ...................................                 --             18,458           39,500
                          Option 2 ...................................              430,359          259,973          398,283
                          Option 3 ...................................                 --               --               --
              Policy terminations, withdrawal payments and charges:
                          Option 1 ...................................                 --             (3,678)         (14,644)
                          Option 2 ...................................             (286,804)        (162,153)        (230,328)
                          Option 3 ...................................                 --               --               --
                                                                                -----------       ----------       ----------

Increase (decrease) in net assets from policy transactions ...........              143,555          112,600          192,811
                                                                                -----------       ----------       ----------

Increase (decrease) in net assets ....................................              155,787           48,086          126,982

Net assets at the beginning of period ................................              255,203          461,650        1,177,519
                                                                                -----------       ----------       ----------

Net assets at the end of period.......................................              410,990          509,736        1,304,501
                                                                                ===========       ==========       ==========

See accompanying notes to financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2001

                                                                                             SEGREGATED SUB-ACCOUNTS
                                                                                  ------------------------------------------------
                                                                                                                      FIDELITY VIP
                                                                                  FIDELITY VIP      FIDELITY VIP       INVESTMENT
                                                                                    GROWTH           OVERSEAS          GRADE BOND
                                                                                  -----------       -----------       ------------
Operations:
              Investment income (loss) - net .........................            $   (11,443)           (5,324)             (627)
              Net realized gains (losses) on investments .............               (162,612)           37,793            13,189
              Net change in unrealized appreciation or depreciation
                          of investments .............................               (757,039)         (550,776)            3,793
                                                                                  -----------       -----------       -----------

Net increase (decrease) in net assets resulting from operations ......               (931,094)         (518,307)           16,355
                                                                                  -----------       -----------       -----------

Policy transactions (notes 3, 4 and 5):
              Policy purchase payments:
                          Option 1 ...................................                   --                --                --
                          Option 2 ...................................              2,051,271           840,021           326,932
                          Option 3 ...................................                   --                --                --
              Policy terminations, withdrawal payments and charges:
                          Option 1 ...................................                   --                --                --
                          Option 2 ...................................             (1,590,171)         (682,594)          (73,412)
                          Option 3 ...................................                   --                --                --
                                                                                  -----------       -----------       -----------

Increase (decrease) in net assets from policy transactions ...........                461,100           157,427           253,520
                                                                                  -----------       -----------       -----------

Increase (decrease) in net assets ....................................               (469,994)         (360,880)          269,875

Net assets at the beginning of period.................................              5,120,268         2,395,827           146,343
                                                                                  -----------       -----------       -----------

Net assets at the end of period.......................................            $ 4,650,274         2,034,947           416,218
                                                                                  ===========       ===========       ===========

                                                                                               SEGREGATED SUB-ACCOUNTS
                                                                                  ------------------------------------------------
                                                                                  FIDELITY VIP
                                                                                     ASSET          FIDELITY VIP      FIDELITY VIP
                                                                                    MANAGER          INDEX 500         CONTRAFUND
                                                                                  -----------       -----------       ------------
Operations:
              Investment income (loss) - net .........................                   (907)           (3,587)           (8,677)
              Net realized gains (losses) on investments .............                  8,569           (73,687)          (54,514)
              Net change in unrealized appreciation or depreciation
                          of investments .............................                (23,666)         (115,833)         (385,620)
                                                                                  -----------       -----------       -----------

Net increase (decrease) in net assets resulting from operations ......                (16,004)         (193,107)         (448,811)
                                                                                  -----------       -----------       -----------

Policy transactions (notes 3, 4 and 5):
              Policy purchase payments:
                          Option 1 ...................................                   --                --              53,060
                          Option 2 ...................................                131,337           742,404         1,366,327
                          Option 3 ...................................                   --                --                --
              Policy terminations, withdrawal payments and charges:
                          Option 1 ...................................                   --                --             (24,796)
                          Option 2 ...................................               (107,612)         (565,363)       (1,109,224)
                          Option 3 ...................................                   --                --                --
                                                                                  -----------       -----------       -----------

Increase (decrease) in net assets from policy transactions ...........                 23,725           177,041           285,367
                                                                                  -----------       -----------       -----------

Increase (decrease) in net assets ....................................                  7,721           (16,066)         (163,444)

Net assets at the beginning of period.................................                371,079         1,515,564         3,593,069
                                                                                  -----------       -----------       -----------

Net assets at the end of period.......................................                378,800         1,499,498         3,429,625
                                                                                  ===========       ===========       ===========

See accompanying notes to financial statements

                      MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                           STATEMENTS OF CHANGES IN NET ASSETS
                               YEAR ENDED DECEMBER 31, 2001

                                                                                           SEGREGATED SUB-ACCOUNTS
                                                            ------------------------------------------------------------------------
                                                             FIDELITY VIP                 FIDELITY VIP   FIDELITY VIP
                                                                 ASSET      FIDELITY VIP     GROWTH        GROWTH &     FIDELITY VIP
                                                            MANAGER GROWTH   BALANCED     OPPORTUNITIES     INCOME        MID-CAP
                                                            --------------  ------------  -------------  ------------   ------------
Operations:
   Investment income (loss) - net ........................   $   (2,138)          (470)        (2,397)        (2,190)        (8,671)
   Net realized gains (losses) on investments ............       (9,135)          (411)       (92,201)         8,121         58,505
   Net change in unrealized appreciation or depreciation
               of investments ............................      (57,731)        (2,147)       (59,375)       (89,013)      (171,702)
                                                             ----------     ----------     ----------     ----------     ----------

Net increase (decrease) in net assets resulting
               from operations ...........................      (69,004)        (3,028)      (153,973)       (83,082)      (121,868)
                                                             ----------     ----------     ----------     ----------     ----------

Policy transactions (notes 3, 4 and 5):
   Policy purchase payments:
               Option 1 ..................................         --             --             --             --             --
               Option 2 ..................................      337,805        131,612        546,020        459,046      1,243,973
               Option 3 ..................................         --             --             --             --             --
   Policy terminations, withdrawal payments and charges:
               Option 1 ..................................         --             --             --             --             --
               Option 2 ..................................     (311,286)      (135,474)      (478,751)      (390,491)    (1,124,002)
               Option 3 ..................................         --             --             --             --             --
                                                             ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets from policy
               transactions ..............................       26,519         (3,862)        67,269         68,555        119,971
                                                             ----------     ----------     ----------     ----------     ----------

Increase (decrease) in net assets ........................      (42,485)        (6,890)       (86,704)       (14,527)        (1,897)

Net assets at the beginning of period.....................      920,348        197,178      1,072,598        928,040      3,716,014
                                                             ----------     ----------     ----------     ----------     ----------

Net assets at the end of period ..........................   $  877,863        190,288        985,894        913,513      3,714,117
                                                             ==========     ==========     ==========     ==========     ==========

                                                                                   SEGREGATED SUB-ACCOUNTS
                                                            -------------------------------------------------------------------
                                                            JANUS ASPEN       JANUS ASPEN       FIDELITY VIP       FIDELITY VIP
                                                               CAPITAL       INTERNATIONAL     DYNAMIC CAPITAL      AGGRESSIVE
                                                            APPRECIATION         GROWTH       APPRECIATION (A)      GROWTH (A)
                                                            ------------     -------------    ----------------     ------------
Operations:
   Investment income (loss) - net ........................          413               465                (9)              (13)
   Net realized gains (losses) on investments ............      (66,957)          (16,806)               (2)             (237)
   Net change in unrealized appreciation or depreciation
               of investments ............................       45,507           (14,139)             (502)              940
                                                             ----------        ----------        ----------        ----------

Net increase (decrease) in net assets resulting
               from operations ...........................      (21,037)          (30,480)             (513)              690
                                                             ----------        ----------        ----------        ----------

Policy transactions (notes 3, 4 and 5):
   Policy purchase payments:
               Option 1 ..................................       22,822             8,590              --                --
               Option 2 ..................................       10,959            49,283            14,668            35,132
               Option 3 ..................................         --                --                --                --
   Policy terminations, withdrawal payments and charges:
               Option 1 ..................................       (8,426)           (1,056)             --                --
               Option 2 ..................................      (30,104)          (35,329)           (1,890)           (6,660)
               Option 3 ..................................         --                --                --                --
                                                             ----------        ----------        ----------        ----------

Increase (decrease) in net assets from policy
               transactions ..............................       (4,749)           21,488            12,778            28,472
                                                             ----------        ----------        ----------        ----------

Increase (decrease) in net assets ........................      (25,786)           (8,992)           12,265            29,162

Net assets at the beginning of period ....................       84,875           117,407              --                --
                                                             ----------        ----------        ----------        ----------

Net assets at the end of period...........................       59,089           108,415            12,265            29,162
                                                             ==========        ==========        ==========        ==========

(a)  Period from May 1, 2001, commencement of operations, to December 31, 2001.

See accompanying notes to financial statements

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS


(1)      ORGANIZATION

         The Minnesota Life Variable Universal Life Account (the Account), was established on August 8, 1994 as a segregated asset account of Minnesota Life Insurance Company (Minnesota Life) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). The Account commenced operations on March 8, 1995. The Account currently offers four types of policies, herein referred to as Option 1, 2, 3 and 4, consisting of thirty-nine segregated sub-accounts to which policy owners may allocate their purchase payments and each having a different mortality and expense charge and unit value. The Account charges a mortality and expense risk charge, which varies based on the group-sponsored insurance program under which the policy is issued. The differentiating features of the policies are described in note 3 below.

         The assets of each segregated sub-account are held for the exclusive benefit of the group-sponsored variable universal life insurance policy owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Life. Variable universal life policy owners allocate their purchase payments to one or more of the thirty-nine segregated sub-accounts. Such payments are then invested in shares of the Advantus Series Fund, Inc., Fidelity Variable Insurance Products Funds or Janus Aspen Series (the Underlying Funds). Each of the Underlying Funds is registered under the Investment Company Act of 1940 (as amended) as a diversified (except Global Bond Portfolio which is non-diversified), open-end management investment company. Payments allocated to Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company Growth, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth, Real Estate Securities, Fidelity VIP Money Market, Fidelity VIP High Income, Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP Overseas, Fidelity VIP Investment Grade Bond, Fidelity VIP Asset Manager, Fidelity VIP Index 500, Fidelity VIP Contrafund, Fidelity VIP Asset Manager Growth, Fidelity VIP Balanced, Fidelity VIP Growth Opportunities, Fidelity VIP Growth & Income, Fidelity VIP Mid-Cap, Fidelity VIP Dynamic Capital Appreciation, Fidelity VIP Aggressive Growth, Fidelity VIP Value, Fidelity VIP Value Strategies, Janus Aspen Capital Appreciation, and Janus Aspen International Growth segregated sub-accounts are invested in shares of the Growth, Bond, Money Market, Asset Allocation, Mortgage Securities, Index 500, Capital Appreciation, International Stock, Small Company Growth, Maturing Government Bond 2002, Maturing Government Bond 2006, Maturing Government Bond 2010, Value Stock, Small Company Value, Global Bond, Index 400 Mid-Cap, Macro-Cap Value, Micro-Cap Growth, and Real Estate Securities Portfolios of the Advantus Series Fund, Inc., VIP Money Market, VIP High Income, VIP Equity-Income, VIP Growth, VIP Overseas, VIP Investment Grade Bond, VIP Asset Manager, VIP Index 500, VIP Contrafund, VIP Asset Manager Growth, VIP Balanced, VIP Growth Opportunities, VIP Growth & Income, VIP Mid-Cap, VIP Dynamic Capital Appreciation, VIP Aggressive Growth, VIP Value, VIP Value Strategies Portfolios of the Fidelity Variable Insurance Products Funds and the Capital Appreciation and International Growth Portfolios of the Janus Aspen Series, respectively.

         Securian Financial Services, Inc., (Securian) acts as the underwriter for the Account. Advantus Capital Management, Inc., (Advantus) acts as the investment adviser for the Advantus Series Fund, Inc. Both Securian and Advantus are sister companies of Minnesota Life.



(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         USE OF ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT


(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

         INVESTMENTS IN UNDERLYING FUNDS

         Investments in shares of the underlying Funds are stated at market value which is the net asset value per share as determined daily by each underlying Fund. Investment transactions are accounted for on the date the shares are purchased or sold. The cost of investments sold is determined on the average cost method. All dividend distributions received from the underlying Funds are reinvested in additional shares of the underlying Funds and are recorded by the sub-accounts on the ex-dividend date. The underlying Advantus Series Fund, Inc. Portfolios may utilize consent dividends to effectively distribute income for income tax purposes. The Account "consents" to treat these amounts as dividend income for tax purposes although they are not paid by the underlying Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

         FEDERAL INCOME TAXES

         The Account is treated as part of Minnesota Life for federal income tax purposes. Under current interpretation of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the underlying Funds. Any applicable taxes will be the responsibility of the policy holders or beneficiaries upon termination or withdrawal.

(3)      EXPENSES AND RELATED PARTY TRANSACTIONS

         EXPENSES AND RELATED PARTY TRANSACTIONS - OPTION 1:

         The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.50 percent of the average daily net assets of the Account. This charge is an expense of the Account and is deducted daily from net assets of the Account.

         Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

              A sales load of up to 5.00 percent is deducted from each premium payment. The total sales charges deducted from premium payments for the years ended December 31, 2002 and 2001 amounted to $63,292 and $60,993, respectively.

              A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the years ended December 31, 2002 and 2001 amounted to $56,477 and $53,614, respectively.

              A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2002 and 2001 amounted to $8,469 and $6,832, respectively.

         In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn.

         The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract.

                MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

         EXPENSES AND RELATED PARTY TRANSACTIONS - OPTION 1 - CONTINUED

         To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.95% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all it's portfolios except the Maturing Government Bond Portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. The Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life.

         The total cash value charges for the periods ended December 31, 2002 and 2001 for each segregated sub-account are as follows:

                                     2002          2001
                                   --------      --------
Growth .........................   $ 13,569      $ 14,819
Bond ...........................      1,793         2,625
Money Market ...................     95,996        90,846
Asset Allocation ...............     20,359        16,102
Mortgage Securities ............      4,054         3,437
Index 500 ......................    183,151       263,944
Capital Appreciation ...........     14,482        17,234
International Stock ............     10,333        10,832
Small Company Growth ...........     13,981        13,862
Maturing Government Bond 2002 ..       --            --
Maturing Government Bond 2006 ..       --            --
Maturing Government Bond 2010 ..      1,129           968
Value Stock ....................     12,032        11,816
Small Company Value ............      6,156         6,469
Global Bond ....................        433           644
Index 400 Mid-Cap ..............      6,129         7,509
Macro-Cap Value ................      1,727         2,320
Micro-Cap Growth ...............      4,347         5,621
Real Estate Securities .........      1,721          --
VIP High Income ................     11,349         1,479
VIP Equity-Income ..............        230        10,933
VIP Contrafund .................     13,117        13,060
Aspen Capital Appreciation .....      1,721         2,153
Aspen International Growth .....      1,624         1,478

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT


(3)      EXPENSES AND RELATED PARTY TRANSACTIONS

         EXPENSES AND RELATED PARTY TRANSACTIONS - OPTION 2:

         The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.25 percent of the average daily net assets of the Account. This charge is an expense of the Account and is deducted daily from net assets of the Account.

         Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

              A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. Total premium tax charges deducted from premium payments for the years ended December 31, 2002 and 2001 amounted to $147,224 and $13,563, respectively.

              A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. Total federal tax charges for the years ended December 31, 2002 and 2001 amounted to $38,424 and $16,696, respectively.

         In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn.

         The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract.

         To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.95% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all it's portfolios except the Maturing Government Bond Portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. The Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT


(3)      EXPENSES AND RELATED PARTY TRANSACTIONS - OPTION 2 - CONTINUED

         The total cash value charges for the periods ended December 31, 2002 and 2001 for each segregated sub-account are as follows:

                                            2002            2001
                                         ----------      ----------
Growth ............................      $    1,247      $   15,809
Bond ..............................         286,788           3,087
Money Market ......................         153,224           2,742
Asset Allocation ..................             507           8,516
Mortgage Securities ...............              18             256
Index 500 .........................         501,332          35,066
Capital Appreciation ..............             181           7,983
International Stock ...............             208           4,813
Small Company Growth ..............             501           4,581
Maturing Government Bond 2002 .....            --              --
Maturing Government Bond 2006 .....            --              --
Maturing Government Bond 2010 .....               8             256
Value Stock .......................           2,714           5,979
Small Company Value ...............              71           1,552
Global Bond .......................            --                97
Index 400 Mid-Cap .................         336,256           4,530
Macro-Cap Value ...................            --               131
Micro-Cap Growth ..................              78           6,764
Real Estate Securities ............            --              --
VIP Money Market ..................         230,375         197,195
VIP High Income ...................         123,357         115,696
VIP Equity-Income .................         162,102         154,296
VIP Growth ........................       1,087,656       1,089,855
VIP Overseas ......................         400,299         380,875
VIP Investment Grade Bond .........          73,909          53,319
VIP Asset Manager .................          90,475          87,179
VIP Index 500 .....................         437,388         418,371
VIP Contrafund ....................         818,912         785,670
VIP Asset Manager Growth ..........         226,888         220,505
VIP Balanced ......................          85,557          80,415
VIP Growth Opportunities ..........         330,995         323,200
VIP Growth & Income ...............         332,989         328,610
VIP Mid Cap .......................         660,613           1,127
VIP Dynamic Capital Appreciation ..           4,123         612,283
VIP Aggressive Growth .............           8,438             480
VIP Value Strategies ..............            --              --
VIP Value .........................             223            --
Aspen Capital Appreciation ........              33           3,279
Aspen International Growth ........            --             6,376

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT


(3)      EXPENSES AND RELATED PARTY TRANSACTIONS

         EXPENSES AND RELATED PARTY TRANSACTIONS - OPTION 3:

         Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

              A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. There were no premium tax charges deducted from premium payments for the years ended December 31, 2002 and 2001.

              A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. There were no federal tax charges for the years ended December 31, 2002 and 2001.

         In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn.

         The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract.

         To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.95% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all it's portfolios except the Maturing Government Bond Portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. The Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life.

         The total cash value charges for the periods ended December 31, 2002 and 2001, for the segregated sub-accounts are as follows:


                                2002          2001
                              --------      --------
Growth .................      $ 68,594      $ 75,334
Bond ...................       312,604       151,602
Money Market ...........          --            --
Asset Allocation .......        94,812        52,741
Index 500 ..............       188,204       139,524
Index 400 Mid-Cap ......       141,203       128,895
Micro-Cap Growth .......          --            --
Real Estate Securities .          --            --

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT


(3)      EXPENSES AND RELATED PARTY TRANSACTIONS

         EXPENSES AND RELATED PARTY TRANSACTIONS - OPTION 4:

         Policy purchase payments are reflected net of the following charges paid to Minnesota Life:

              A premium tax charge in the amount of 0.75 to 4.00 percent is deducted from each premium payment. Premium taxes are paid to state and local governments. There were no premium tax charges deducted from premium payments for the years ended December 31, 2002 and 2001.

              A federal tax charge of up to 0.35 percent for group-sponsored policies and up to 1.25 percent for an individual policy is deducted from each premium payment. The federal tax charge is paid to offset additional corporate federal income taxes incurred by Minnesota Life under the Omnibus Budget Reconciliation Act of 1990. There were no federal tax charges for the years ended December 31, 2002 and 2001.

         In addition to deductions from premium payments, an administration charge, a partial surrender charge, a cost of insurance charge and a charge for additional benefits provided by rider, if any, are assessed from the actual cash value of each policy. These charges are paid by redeeming units of the Account held by the policy owner. The administration charge varies based upon the number of eligible members in a group-sponsored program and ranges from $1 to $4 per month. The partial surrender charge is to cover administrative costs incurred by Minnesota Life. The amount of the partial surrender charge is the lesser of $25 or two percent of the amount withdrawn.

         The cost of insurance charge varies with the amount of insurance, the insured's age, rate class of the insured and gender mix of the group-sponsored contract.

         To the extent the Account invests in the Advantus Series Fund, Inc., the Account indirectly incurs management fees that are payable to Advantus. The advisory fee agreement provides for payments ranging from 0.15% to 0.95% of average daily net assets. In addition, the Advantus Series Fund, Inc. has adopted a Rule 12b-1 distribution plan covering all it's portfolios except the Maturing Government Bond Portfolios. Under the plan, the Advantus Series Fund, Inc. pays distribution fees equal to 0.25% of average daily net assets to Securian. The Advantus Series Fund, Inc. also pays an administrative services fee to Minnesota Life.

         There were no cash value charges for the period ended December 31, 2002.

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

(4)      Investment Transactions

         The Account's purchases of underlying Funds shares, including reinvestment of dividend distributions, were as follows during the periods ended December 31, 2002 and 2001

                                                2002             2001
                                            -----------      -----------
Advantus Series Fund, Inc.:
   Growth ............................      $    44,502      $   580,638
   Bond ..............................        4,619,388       23,351,918
   Money Market ......................        2,839,571          721,805
   Asset Allocation ..................           39,566        9,635,654
   Mortgage Securities ...............           13,393           19,962
   Index 500 .........................       12,200,564       14,841,045
   Capital Appreciation ..............           49,367          166,259
   International Stock ...............           34,890          105,017
   Small Company Growth ..............           35,483          193,580
   Maturing Government Bond 2002 .....                2               77
   Maturing Government Bond 2006 .....             --                 76
   Maturing Government Bond 2010 .....            1,609            5,215
   Value Stock .......................           40,344           57,738
   Small Company Value ...............           29,690           28,762
   Global Bond .......................            2,188            5,534
   Index 400 Mid-Cap .................        5,548,211          289,910
   Macro-Cap Value ...................            4,689            5,449
   Micro-Cap Growth ..................           14,713           54,064
   Real Estate Securities ............            6,605             --
Fidelity Variable Insurance
 Products Funds:
   VIP Money Market ..................          445,054          443,421
   VIP High Income ...................          284,831          335,047
   VIP Equity-Income .................          392,132          511,446
   VIP Growth ........................        1,911,395        2,382,567
   VIP Overseas ......................          930,444        1,129,893
   VIP Investment Grade Bond .........          370,256          337,200
   VIP Asset Manager .................          163,570          151,557
   VIP Index 500 .....................          784,173          758,442
   VIP Contrafund ....................        1,425,751        1,535,744
   VIP Asset Manager Growth ..........          351,108          392,096
   VIP Balanced ......................          153,402          138,561
   VIP Growth Opportunities ..........          551,115          549,561
   VIP Growth & Income ...............          486,278          506,761
   VIP Mid-Cap .......................        1,245,346        1,243,973
   VIP Dynamic Capital Appreciation ..           36,378           14,668
   VIP Aggressive Growth .............           94,858           35,132
   VIP Value .........................           20,827             --
   VIP Value Strategies ..............            7,896             --
Janus Aspen Series Fund:
   Aspen Capital Appreciation ........           13,711           34,500
   Aspen International Growth ........           10,601           58,667

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT


(5)      UNIT ACTIVITY FROM POLICY TRANSACTIONS - OPTION 1

         Transactions in units for each segregated sub-account for the periods ended December 31, 2002 and 2001 were as follows:


                                                              SEGREGATED SUB-ACCOUNTS
                                         ---------------------------------------------------------------------
                                                                        MONEY          ASSET         MORTGAGE
                                         GROWTH          BOND           MARKET       ALLOCATION     SECURITIES
                                         -------        ------        ---------      ----------     ----------
Units outstanding at
      December 31, 2000 ...........       50,531        12,370        2,064,295        21,825        14,560
               Policy purchase
                   payments .......       30,973         7,834          379,483        35,335         6,207
               Policy terminations,
                   withdrawals and
                   charges ........      (15,431)       (4,562)        (486,957)      (19,612)       (2,730)
                                         -------        ------        ---------       -------        ------

Units outstanding at
      December 31, 2001 ...........       66,073        15,642        1,956,821        37,548        18,037
               Policy purchase
                   payments .......       25,808         3,489          110,832        20,728         7,591
               Policy terminations,
                   withdrawals and
                   charges ........      (11,289)       (5,520)        (219,679)      (18,074)       (3,223)
                                         -------        ------        ---------       -------        ------

Units outstanding at
      December 31, 2002 ...........       80,592        13,611        1,847,974        40,202        22,405
                                         =======        ======        =========       =======        ======

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT


(5)      UNIT ACTIVITY FROM POLICY TRANSACTIONS - OPTION 1 - CONTINUED


                                                                     SEGREGATED SUB-ACCOUNTS
                                                --------------------------------------------------------------------
                                                                                              SMALL        MATURING
                                                  INDEX        CAPITAL     INTERNATIONAL     COMPANY      GOVERNMENT
                                                   500       APPRECIATION      STOCK         GROWTH       BOND 2002
                                               ----------    ------------  -------------     -------      ----------
Units outstanding at
      December 31, 2000 ...............         2,204,420        37,006        40,717        73,633        1,000
                   Policy purchase
                       payments .......           731,646        33,322        26,917        26,079         --
                   Policy terminations,
                       withdrawals and
                       charges ........          (555,756)      (14,037)      (14,769)      (22,186)        --
                                               ----------       -------       -------       -------       ------

Units outstanding at
      December 31, 2001 ...............         2,380,310        56,291        52,865        77,526        1,000
                   Policy purchase
                       payments .......           821,997        31,831        20,476        27,916         --
                   Policy terminations,
                       withdrawals and
                       charges ........          (668,748)      (16,986)      (11,766)      (16,218)      (1,000)
                                               ----------       -------       -------       -------       ------
Units outstanding at
      December 31, 2002 ...............         2,533,559        71,136        61,575        89,224         --
                                               ==========       =======       =======       =======       ======

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT


(5)      UNIT ACTIVITY FROM POLICY TRANSACTIONS - OPTION 1 - CONTINUED


                                                            SEGREGATED SUB-ACCOUNTS
                                           ------------------------------------------------------------
                                            MATURING    MATURING                   SMALL
                                           GOVERNMENT  GOVERNMENT     VALUE        COMPANY       GLOBAL
                                           BOND 2006   BOND 2010      STOCK         VALUE         BOND
                                           ----------  ----------    -------       -------       ------
Units outstanding at
      December 31, 2000 ...............      1,000       2,134        32,810        26,777        1,173
                   Policy purchase
                       payments .......       --           734        15,505        16,095        5,146
                   Policy terminations,
                       withdrawals and
                       charges ........       --          (723)      (13,602)       (9,433)      (1,346)
                                             -----      ------       -------       -------       ------

Units outstanding at
      December 31, 2001 ...............      1,000       2,145        34,713        33,439        4,973
                   Policy purchase
                       payments .......       --           841        15,611        24,891        1,952
                   Policy terminations,
                       withdrawals and
                       charges ........       --          (662)      (12,764)      (14,836)        (409)
                                             -----      ------       -------       -------       ------

Units outstanding at
      December 31, 2002 ...............      1,000       2,324        37,560        43,494        6,516
                                             =====      ======       =======       =======       ======

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT


(5)       UNIT ACTIVITY FROM POLICY TRANSACTIONS - OPTION 1 - CONTINUED

                                                                SEGREGATED SUB-ACCOUNTS
                                            ----------------------------------------------------------------

                                                                                                  FIDELITY
                                            INDEX 400      MACRO-CAP    MICRO-CAP  REAL ESTATE       VIP
                                             MID-CAP         VALUE        GROWTH    SECURITIES   HIGH INCOME
                                            ----------     ---------    ---------  ------------  -----------
Units outstanding at
      December 31, 2000 ...............       26,104         7,527        25,104        --         58,102
                   Policy purchase
                       payments .......       15,545         5,111         9,537        --         20,071
                   Policy terminations,
                       withdrawals and
                       charges ........      (12,485)       (2,618)       (7,440)       --         (4,526)
                                             -------       -------       -------       -----      -------

Units outstanding at
      December 31, 2001 ...............       29,164        10,020        27,201        --         73,647
                   Policy purchase
                       payments .......       15,637         5,553        10,530       5,317        7,065
                   Policy terminations,
                       withdrawals and
                       charges ........      (10,543)       (3,835)       (4,773)       (237)      (1,699)
                                             -------       -------       -------       -----      -------

Units outstanding at
      December 31, 2002 ...............       34,258        11,738        32,958       5,317       79,013
                                             =======       =======       =======       =====      =======

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT


(5)      UNIT ACTIVITY FROM POLICY TRANSACTIONS - OPTION 1 - CONTINUED

                                                               SEGREGATED SUB-ACCOUNTS
                                             -------------------------------------------------------------

                                               FIDELITY       FIDELITY       JANUS ASPEN      JANUS ASPEN
                                                  VIP            VIP           CAPITAL       INTERNATIONAL
                                             EQUITY-INCOME    CONTRAFUND     APPRECIATION       GROWTH
                                             -------------    ----------     -------------   -------------
Units outstanding at
      December 31, 2000 ...............          76,178          66,067          15,534          11,344
                   Policy purchase
                       payments .......          25,539          32,382          38,809          16,404
                   Policy terminations,
                       withdrawals and
                       charges ........         (10,425)        (16,940)        (16,133)         (2,730)
                                               --------         -------         -------         -------

Units outstanding at
      December 31, 2001 ...............          91,292          81,509          38,210          25,018
                   Policy purchase
                       payments .......          21,917          17,250          24,469          20,425
                   Policy terminations,
                       withdrawals and
                       charges ........         (11,711)        (10,985)         (5,337)         (5,810)
                                               --------         -------         -------         -------

Units outstanding at
      December 31, 2002 ...............         101,498          87,774          57,342          39,633
                                               ========         =======         =======         =======

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

         UNIT ACTIVITY FROM POLICY TRANSACTIONS - OPTION 2:

         Transactions in units for each segregated sub-account for the periods ended December 31, 2002 and 2001 were as follows:

                                                                             SEGREGATED SUB-ACCOUNTS
                                                   -----------------------------------------------------------------------------
                                                                                       MONEY            ASSET          MORTGAGE
                                                    GROWTH            BOND             MARKET         ALLOCATION      SECURITIES
                                                   --------        ----------        ----------       ----------      ----------
Units outstanding at
           December 31, 2000 ...............        177,762           101,799           134,202         193,436         28,908
                        Policy purchase
                            payments .......         47,014            10,138            68,311          41,291          3,284
                        Policy terminations,
                            withdrawals and
                            charges ........        (47,729)          (25,887)          (18,354)        (51,229)       (26,748)
                                                   --------        ----------        ----------        --------        -------

Units outstanding at
           December 31, 2001 ...............        177,047            86,050           184,159         183,498          5,444
                        Policy purchase
                            payments .......          4,721         3,209,632         2,046,195           4,475             30
                        Policy terminations,
                            withdrawals and
                            charges ........       (167,151)         (635,237)         (467,579)       (147,062)        (4,174)
                                                   --------        ----------        ----------        --------        -------

Units outstanding at
           December 31, 2002 ...............         14,617         2,660,445         1,762,775          40,911          1,300
                                                   ========        ==========        ==========        ========        =======

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT


(5)      UNIT ACTIVITY FROM POLICY TRANSACTIONS - OPTION 2 - CONTINUED


                                                                            SEGREGATED SUB-ACCOUNTS
                                                   ------------------------------------------------------------------------
                                                                                                      SMALL       MATURING
                                                     INDEX            CAPITAL      INTERNATIONAL      COMPANY    GOVERNMENT
                                                      500          APPRECIATION        STOCK          GROWTH     BOND 2002
                                                   ----------      ------------    -------------     --------    ----------
Units outstanding at
           December 31, 2000 ...............          590,259         105,767         138,926         164,958          --
                        Policy purchase
                            payments .......          108,010          18,699          18,587          34,975          --
                        Policy terminations,
                            withdrawals and
                            charges ........          (84,696)        (16,566)        (20,368)        (38,945)         --
                                                   ----------        --------        --------        --------      ------

Units outstanding at
           December 31, 2001 ...............          613,573         107,900         137,145         160,988          --
                        Policy purchase
                            payments .......        8,453,668           2,246           2,203           1,593          --
                        Policy terminations,
                            withdrawals and
                            charges ........       (1,421,763)       (104,663)       (121,496)       (155,103)         --
                                                   ----------        --------        --------        --------      ------

Units outstanding at
           December 31, 2002 ...............        7,645,478           5,483          17,852           7,478          --
                                                   ==========        ========        ========        ========      ======

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT


(5)      UNIT ACTIVITY FROM POLICY TRANSACTIONS - OPTION 2 - CONTINUED


                                                                     SEGREGATED SUB-ACCOUNTS
                                                   -----------------------------------------------------------
                                                    MATURING                            SMALL
                                                   GOVERNMENT          VALUE            COMPANY         GLOBAL
                                                   BOND 2010           STOCK             VALUE           BOND
                                                   ----------         --------          -------         ------
Units outstanding at
           December 31, 2000 ...............          17,529            92,152            8,209           163
                        Policy purchase
                            payments .......           1,626            27,861            5,271           350
                        Policy terminations,
                            withdrawals and
                            charges ........         (10,466)           (9,561)          (2,663)         (193)
                                                     -------          --------          -------          ----

Units outstanding at
           December 31, 2001 ...............           8,689           110,452           10,817           320
                        Policy purchase
                            payments .......              23            15,108              186            16
                        Policy terminations,
                            withdrawals and
                            charges ........          (8,712)          (81,722)         (10,082)         (336)
                                                     -------          --------          -------          ----

Units outstanding at
           December 31, 2002 ...............              --            43,838              921            --
                                                     =======          ========          =======          ====

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT


(5)      UNIT ACTIVITY FROM POLICY TRANSACTIONS - OPTION 2 - CONTINUED

                                                                           SEGREGATED SUB-ACCOUNTS
                                                     -------------------------------------------------------------------------

                                                                                                       REAL        FIDELITY
                                                      INDEX 400        MACRO-CAP      MICRO-CAP       ESTATE         VIP
                                                       MID-CAP           VALUE         GROWTH        SECURITIES   MONEY MARKET
                                                     ----------        ---------      ---------      ----------   ------------
Units outstanding at
           December 31, 2000 ...............             77,800           133           49,373           --          245,267
                        Policy purchase
                            payments .......              9,984           301           23,204           --          435,769
                        Policy terminations,
                            withdrawals and
                            charges ........            (26,843)         (146)         (22,327)          --         (300,878)
                                                     ----------          ----          -------          ---         --------

Units outstanding at
           December 31, 2001 ...............             60,941           288           50,250           --          380,158
                        Policy purchase
                            payments .......          3,708,293            14              784          500          371,627
                        Policy terminations,
                            withdrawals and
                            charges ........           (678,344)         (302)         (49,295)          --         (341,052)
                                                     -----------         ----          -------          ---         --------

Units outstanding at
           December 31, 2002 ...............          3,090,890            --            1,739          500          410,733
                                                     ==========          ====          =======          ===         ========

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                                                                                  SEGREGATED SUB-ACCOUNTS
                                                         ---------------------------------------------------------------------------
                                                           FIDELITY        FIDELITY        FIDELITY        FIDELITY     FIDELITY VIP
                                                             VIP             VIP             VIP             VIP         INVESTMENT
                                                         HIGH INCOME    EQUITY-INCOME      GROWTH         OVERSEAS       GRADE BOND
                                                         -----------    -------------    ----------      ----------      -----------
Units outstanding at
   December 31, 2000 ...............................        437,358         657,182       5,716,243       2,779,152         132,963
                      Policy purchase
                          payments .................        314,132         287,582       2,861,907       1,175,732         291,381
                      Policy terminations,
                          withdrawals and
                          charges ..................       (203,663)       (179,048)     (2,258,185)       (953,062)        (74,817)
                                                         ----------      ----------      ----------      ----------      ----------

Units outstanding at
   December 31, 2001 ...............................        547,827         765,716       6,319,965       3,001,822         349,527
                      Policy purchase
                          payments .................        333,075         279,387       2,991,926       1,423,495         288,222
                      Policy terminations,
                          withdrawals and
                          charges ..................       (287,062)       (431,896)     (2,393,194)     (1,033,469)       (204,989)
                                                         ----------      ----------      ----------      ----------      ----------

Units outstanding at
   December 31, 2002 ...............................        593,840         613,207       6,918,697       3,391,848         432,760
                                                         ==========      ==========      ==========      ==========      ==========

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                                                                                   SEGREGATED SUB-ACCOUNTS
                                                         --------------------------------------------------------------------------
                                                         FIDELITY        FIDELITY         FIDELITY      FIDELITY VIP      FIDELITY
                                                         VIP ASSET          VIP              VIP        ASSET MANAGER       VIP
                                                          MANAGER        INDEX 500       CONTRAFUND        GROWTH         BALANCED
                                                         ----------      ----------      ----------      ----------      ----------
Units outstanding at
   December 31, 2000 ...............................        379,359       1,615,747       1,906,928       1,012,078         199,008
                      Policy purchase
                          payments .................        145,648         918,045         914,132         419,365         146,875
                      Policy terminations,
                          withdrawals and
                          charges ..................       (120,233)       (710,556)       (752,179)       (386,430)       (150,262)
                                                         ----------      ----------      ----------      ----------      ----------

Units outstanding at
   December 31, 2001 ...............................        404,774       1,823,236       2,068,881       1,045,013         195,621
                      Policy purchase
                          payments .................        163,900       1,040,014         858,326         413,490         158,016
                      Policy terminations,
                          withdrawals and
                          charges ..................       (147,861)       (810,492)       (940,060)       (430,660)       (124,882)
                                                         ----------      ----------      ----------      ----------      ----------

Units outstanding at
   December 31, 2002 ...............................        420,813       2,052,758       1,987,147       1,027,843         228,755
                                                         ==========      ==========      ==========      ==========      ==========

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                                                                                    SEGREGATED SUB-ACCOUNTS
                                                       -----------------------------------------------------------------------------
                                                          FIDELITY        FIDELITY        FIDELITY      FIDELITY VIP    FIDELITY VIP
                                                         VIP GROWTH      VIP GROWTH          VIP       DYNAMIC CAPITAL   AGGRESSIVE
                                                        OPPORTUNITIES     & INCOME         MID-CAP      APPRECIATION       GROWTH
                                                        -------------    ----------      ----------    ---------------  ------------
Units outstanding at
   December 31, 2000 ...............................      1,191,260         904,606       3,119,796              --              --
                      Policy purchase
                          payments .................        739,746         523,106       1,228,428          16,433          40,716
                      Policy terminations,
                          withdrawals and
                          charges ..................       (648,339)       (449,474)     (1,118,554)         (1,048)         (6,645)
                                                         ----------      ----------      ----------      ----------      ----------

Units outstanding at
   December 31, 2001 ...............................      1,282,667         978,238       3,229,670          15,385          34,071
                      Policy purchase
                          payments .................        747,952         522,750       1,004,598          46,901         130,410
                      Policy terminations,
                          withdrawals and
                          charges ..................       (608,348)       (506,727)     (1,041,434)        (22,759)        (44,531)
                                                         ----------      ----------      ----------      ----------      ----------

Units outstanding at
   December 31, 2002 ...............................      1,422,271         994,261       3,192,834          39,527         119,950
                                                         ==========      ==========      ==========      ==========      ==========

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                                                                                     SEGREGATED SUB-ACCOUNTS
                                                               ------------------------------------------------------------------
                                                               FIDELITY        FIDELITY VIP       JANUS ASPEN       JANUS ASPEN
                                                                 VIP               VALUE            CAPITAL        INTERNATIONAL
                                                                VALUE           STRATEGIES       APPRECIATION         GROWTH
                                                               --------        ------------      ------------      -------------
Units outstanding at
   December 31, 2000 ...................................             --                --            94,615           149,321
                      Policy purchase
                          payments .....................             --                --            17,824            65,741
                      Policy terminations,
                          withdrawals and
                          charges ......................             --                --           (50,934)          (44,945)
                                                               --------          --------          --------          --------

Units outstanding at
   December 31, 2001 ...................................             --                --            61,505           170,117
                      Policy purchase
                          payments .....................        306,055             6,843             1,234             2,777
                      Policy terminations,
                          withdrawals and
                          charges ......................       (285,656)               --           (60,782)         (172,794)
                                                               --------          --------          --------          --------

Units outstanding at
   December 31, 2002 ...................................         20,399             6,843             1,957               100
                                                               ========          ========          ========          ========

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT


(5)  UNIT ACTIVITY FROM POLICY TRANSACTIONS

     UNIT ACTIVITY FROM POLICY TRANSACTIONS - OPTION 3:

     Transactions in units for each segregated sub-account for the periods ended December 31, 2002 and 2001 were as follows:


                                                                                   SEGREGATED SUB-ACCOUNTS
                                                      -----------------------------------------------------------------------------
                                                                                           MONEY           ASSET           INDEX
                                                          GROWTH           BOND            MARKET       ALLOCATION          500
                                                        -----------     -----------     -----------     -----------     -----------
Units outstanding at
   December 31, 2000 ...............................      3,429,320              --      36,693,497              --       1,339,077
                      Policy purchase
                          payments .................             --      20,951,620              --       8,380,648       7,913,083
                      Policy terminations,
                          withdrawals and
                          charges ..................       (103,757)       (569,608)    (36,693,497)       (227,844)       (255,594)
                                                        -----------     -----------     -----------     -----------     -----------

Units outstanding at
   December 31, 2001 ...............................      3,325,563      20,382,012              --       8,152,804       8,996,566
                      Policy purchase
                          payments .................             --              --              --              --              --
                      Policy terminations,
                          withdrawals and
                          charges ..................       (129,479)       (625,692)             --        (250,277)       (286,805)
                                                        -----------     -----------     -----------     -----------     -----------

Units outstanding at
   December 31, 2002 ...............................      3,196,084      19,756,320              --       7,902,527       8,709,761
                                                        ===========     ===========     ===========     ===========     ===========

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                                                                              SEGREGATED SUB-ACCOUNTS
                                                                      -------------------------------------
                                                                       INDEX 400                REAL ESTATE
                                                                        MID-CAP                 SECURITIES
                                                                      ----------                ----------
Units outstanding at
        December 31, 2000 ..............................               3,446,302                        --
                           Policy purchase
                               payments ................                      --                        --
                           Policy terminations,
                               withdrawals and
                               charges .................                (104,275)                       --
                                                                      ----------                ----------

Units outstanding at
        December 31, 2001 ..............................               3,342,027                        --
                           Policy purchase
                               payments ................                      --                       504
                           Policy terminations,
                               withdrawals and
                               charges .................                (130,125)                       --
                                                                      ----------                ----------

Units outstanding at
        December 31, 2002 ..............................               3,211,902                       504
                                                                      ==========                ==========

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT


(5)  UNIT ACTIVITY FROM POLICY TRANSACTIONS

     UNIT ACTIVITY FROM POLICY TRANSACTIONS - OPTION 4:

     Transactions in units for each segregated sub-account for the periods ended December 31, 2002 and 2001 were as follows:


                                                          SEGREGATED SUB-ACCOUNTS
                                                                REAL ESTATE
                                                                SECURITIES
                                                          -----------------------
Units outstanding at
   December 31, 2000 ..................................                      --
                      Policy purchase
                          payments ....................                      --
                      Policy terminations,
                          withdrawals and
                          charges .....................                      --
                                                          -----------------------

Units outstanding at
   December 31, 2001 ..................................                      --
                     Policy purchase
                         payments .....................                      500
                     Policy terminations,
                         withdrawals and
                         charges ......................                      --
                                                          -----------------------

Units outstanding at
   December 31, 2002 ..................................                      500
                                                          =======================

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

(6)  FINANCIAL HIGHLIGHTS

                                                                          AT DECEMBER 31
                                                           ---------------------------------------
                                                               UNIT VALUE
SUB-ACCOUNT                                                 LOWEST TO HIGHEST       NET ASSETS
--------------------------------------------------------------------------------------------------
Growth                                        2002      $     0.52 to 1.24      $      1,774,566
                                              2001            0.70 to 1.67             2,657,108
Bond                                          2002            1.18 to 1.58            27,238,896
                                              2001            1.07 to 1.44            21,900,003
Money Market                                  2002            1.26 to 1.34             4,701,321
                                              2001            1.25 to 1.33             2,830,617
Asset Allocation                              2002            0.81 to 1.42             6,532,940
                                              2001            0.89 to 1.57             7,579,396
Mortgage Securities                           2002            1.56 to 1.70                40,043
                                              2001            1.43 to 1.56                35,839
Index 500                                     2002            1.11 to 1.72            23,166,231
                                              2001            1.43 to 2.23            19,147,085
Capital Appreciation                          2002            0.92 to 1.21                91,126
                                              2001            1.35 to 1.78               246,016
International Stock                           2002            1.04 to 1.29                98,010
                                              2001            1.27 to 1.58               257,706
Small Company Growth                          2002            0.82 to 1.02                97,135
                                              2001            1.20 to 1.50               309,724
Maturing Government Bond 2002                 2002(c)               -                       -
                                              2001                1.42                     1,422
Maturing Government Bond 2006                 2002                1.76                     1,756
                                              2001                1.56                     1,563
Maturing Government Bond 2010                 2002                1.92                     4,467
                                              2001            1.25 to 1.63                14,319
Value Stock                                   2002            0.88 to 1.35                89,255
                                              2001            1.04 to 1.61               170,274
Small Company Value                           2002            1.01 to 1.09                44,873
                                              2001            1.27 to 1.36                57,105
Global Bond                                   2002                1.18                     7,688
                                              2001            1.01 to 1.05                 5,341
Index 400 Mid-Cap                             2002            1.09 to 1.33             7,643,102
                                              2001            1.28 to 1.56             4,429,031
Macro-Cap Value                               2002                0.71                     8,341
                                              2001            0.89 to 0.99                10,215
Micro-Cap Growth                              2002            0.98 to 1.04                34,177
                                              2001            1.75 to 1.85               140,595
Real Estate Securities                        2002            0.94 to 0.95                 6,444
Fidelity VIP Money Market                     2002                1.10                   450,561
                                              2001                1.08                   410,990
Fidelity VIP High Income                      2002            0.84 to 0.89               569,238
                                              2001            0.81 to 0.87               509,736
Fidelity VIP Equity-Income                    2002            1.25 to 1.34               903,353
                                              2001            1.51 to 1.63             1,304,501
Fidelity VIP Growth                           2002                0.51                 3,549,340
                                              2001                0.74                 4,650,274
Fidelity VIP Overseas                         2002                0.54                 1,828,491
                                              2001                0.68                 2,034,947
Fidelity VIP Investment Grade Bond            2002                1.31                   567,215
                                              2001                1.19                   416,218
Fidelity VIP Asset Manager                    2002                0.85                   358,542
                                              2001                0.94                   378,800
Fidelity VIP Index 500                        2002                0.64                 1,309,384
                                              2001                0.82                 1,499,498
Fidelity VIP Contrafund                       2002            1.44 to 1.61             2,993,688
                                              2001            1.59 to 1.79             3,429,625
Fidelity VIP Asset Manager Growth             2002                0.71                   727,561
                                              2001                0.84                   877,863
Fidelity VIP Balanced                         2002                0.89                   202,612
                                              2001                0.97                   190,288
Fidelity VIP Growth Opportunities             2002                0.60                   852,256
                                              2001                0.77                   985,894
Fidelity VIP Growth & Income                  2002                0.78                   772,293
                                              2001                0.93                   913,513
Fidelity VIP Mid-Cap                          2002                1.03                 3,302,866
                                              2001                1.15                 3,714,117

                                                                       FOR THE PERIOD ENDED DECEMBER 31
                                           -------------------------------------------------------------------------------
                                            INVESTMENT INCOME RATIO*           EXPENSE RATIO**         TOTAL RETURN***
SUB-ACCOUNT                                     LOWEST TO HIGHEST             LOWEST TO HIGHEST       LOWEST TO HIGHEST
--------------------------------------------------------------------------------------------------------------------------
Growth                                                0.00    %                 0.25 to 0.50 %        (25.81) to (25.44)%
                                                      0.00                      0.00 to 0.50          (25.18) to (24.80)
Bond                                                  0.00                      0.00 to 0.50            9.95 to 10.50
                                                     10.97                      0.00 to 0.50             6.77 to 7.63
Money Market                                          1.25                      0.25 to 0.50             0.77 to 1.03
                                                      3.66                      0.25 to 0.50             3.27 to 3.53
Asset Allocation                                      0.00                      0.00 to 0.50           (9.44) to (8.98)
                                                      2.06                      0.00 to 0.50          (14.79) to (14.58)
Mortgage Securities                                   0.00                      0.25 to 0.50             9.11 to 9.39
                                                     15.14                      0.25 to 0.50             8.43 to 8.70
Index 500                                             0.00                      0.00 to 0.50          (22.75) to (22.36)
                                                      0.94                      0.00 to 0.50          (12.69) to (12.25)
Capital Appreciation                                  0.00                      0.25 to 0.50          (31.88) to (31.71)
                                                      0.10                      0.25 to 0.50          (25.01) to (24.82)
International Stock                                   0.00                      0.25 to 0.50          (18.23) to (18.05)
                                                      4.16                      0.25 to 0.50          (11.65) to (11.43)
Small Company Growth                                  0.00                      0.25 to 0.50          (32.14) to (31.97)
                                                      0.00                      0.25 to 0.50          (15.12) to (14.91)
Maturing Government Bond 2002                          -                            0.37                 3.14 to 4.17
                                                      5.47                          0.50                     7.01
Maturing Government Bond 2006                         0.00                          0.50                    12.43
                                                      5.05                          0.50                     7.54
Maturing Government Bond 2010                         0.07                          0.50                7.05 to 18.26
                                                      9.78                      0.25 to 0.50             4.44 to 4.70
Value Stock                                           0.00                      0.25 to 0.50          (15.74) to (15.53)
                                                      1.21                      0.25 to 0.50          (10.90) to (10.68)
Small Company Value                                   0.00                      0.25 to 0.50          (20.38) to (20.18)
                                                      0.00                      0.25 to 0.50            15.01 to 15.30
Global Bond                                           0.26                          0.50                    17.36         (e)
                                                      1.86                      0.25 to 0.50           (2.00) to (1.76)
Index 400 Mid-Cap                                     0.00                      0.00 to 0.50          (15.46) to (15.03)
                                                      0.87                      0.00 to 0.50           (1.56) to (1.07)
Macro-Cap Value                                       0.00                          0.50                   (28.50)        (e)
                                                      0.31                      0.25 to 0.50           (8.20) to (7.97)
Micro-Cap Growth                                      0.00                      0.25 to 0.50          (43.93) to (43.78)
                                                      0.00                      0.25 to 0.50          (11.77) to (11.55)
Real Estate Securities                                0.00                      0.00 to 0.50          (5.58) to (5.27)
Fidelity VIP Money Market                             1.72                          0.25                     1.47
                                                      3.93                          0.25                     3.90
Fidelity VIP High Income                             10.02                      0.25 to 0.50             2.93 to 3.19
                                                      0.00                      0.25 to 0.50          (12.17) to (11.95)
Fidelity VIP Equity-Income                            3.84                      0.25 to 0.50          (17.36) to (17.15)
                                                      0.00                      0.25 to 0.50           (5.43) to (5.19)
Fidelity VIP Growth                                   0.24                          0.25                   (30.28)
                                                      0.00                          0.25                   (17.86)
Fidelity VIP Overseas                                 0.75                          0.25                   (20.48)
                                                      0.00                          0.25                   (21.36)
Fidelity VIP Investment Grade Bond                    3.05                          0.25                    10.07
                                                      0.00                          0.25                     8.19
Fidelity VIP Asset Manager                            3.81                          0.25                    (8.96)
                                                      0.00                          0.25                    (4.33)
Fidelity VIP Index 500                                1.24                          0.25                   (22.44)
                                                      0.00                          0.25                   (12.32)
Fidelity VIP Contrafund                               0.80                      0.25 to 0.50           (9.80) to (9.58)
                                                      0.00                      0.25 to 0.50          (12.68) to (12.46)
Fidelity VIP Asset Manager Growth                     2.75                          0.25                   (15.74)
                                                      0.00                          0.25                    (7.62)
Fidelity VIP Balanced                                 2.80                          0.25                    (8.95)
                                                      0.00                          0.25                    (1.82)
Fidelity VIP Growth Opportunities                     1.03                          0.25                   (22.04)
                                                      0.00                          0.25                   (14.63)
Fidelity VIP Growth & Income                          1.31                          0.25                   (16.82)
                                                      0.00                          0.25                    (8.98)
Fidelity VIP Mid-Cap                                  0.95                          0.25                   (10.05)
                                                      0.00                          0.25                    (3.45)

                 MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                                                                         AT DECEMBER 31
                                                            --------------------------------------
                                                               UNIT VALUE
SUB-ACCOUNT                                                 LOWEST TO HIGHEST       NET ASSETS
--------------------------------------------------------------------------------------------------
Fidelity VIP Dynamic Capital Appreciation     2002                0.74                    29,217
                                              2001(b)             0.80                    12,265
Fidelity VIP Aggressive Growth                2002                0.63                    75,374
                                              2001(b)             0.86                    29,162
Fidelity VIP Value                            2002(d)             0.83                    17,016
Fidelity VIP Value Strategies                 2002(d)             0.75                     5,132
Janus Aspen Capital Appreciation              2002            0.48 to 0.51                28,435
                                              2001            0.57 to 0.61                59,089
Janus Aspen International Growth              2002            0.38 to 0.42                15,218
                                              2001            0.52 to 0.56               108,415

                                                                          FOR THE YEAR ENDED DECEMBER 31
                                              ---------------------------------------------------------------------------------
                                                 INVESTMENT INCOME RATIO*           EXPENSE RATIO**         TOTAL RETURN***
SUB-ACCOUNT                                          LOWEST TO HIGHEST             LOWEST TO HIGHEST       LOWEST TO HIGHEST
--------------------------------------------- ---------------------------------------------------------------------------------
Fidelity VIP Dynamic Capital Appreciation                  0.25                          0.25                    (7.28)
                                                           0.00                         0.25(a)                 (20.28)
Fidelity VIP Aggressive Growth                             0.00                          0.25                   (26.58)
                                                           0.00                         0.25(a)                 (14.41)
Fidelity VIP Value                                         0.21                         0.25(a)                 (16.58)
Fidelity VIP Value Strategies                              0.00                         0.25(a)                 (25.01)
Janus Aspen Capital Appreciation                           0.30                      0.25 to 0.50          (16.35) to (16.14)
                                                           0.80                      0.25 to 0.50          (22.22) to (22.03)
Janus Aspen International Growth                           0.48                      0.25 to 0.50          (26.13) to (25.94)
                                                           0.68                      0.25 to 0.50          (23.81) to (23.62)

The unit values, investment income ratios, expense ratios, and total returns are presented in ranges representing the various policies offered by the Account and allocating payments to each sub-account.

*These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of expenses assessed by the fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests and, to the extent the underlying fund utilizes consent dividends rather than paying dividends in cash or reinvested shares, the Account does not record investment income.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the year ended, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(a)  Adjusted to an annual basis.
(b) Period from May 1, 2001, commencement of operations, to December 31, 2001.
(c) Pursuant to the terms of the prospectus, the Maturing Government Bond 2002 sub-account made a liquidating distribution and ceased operations on September 20, 2002.
(d) Period from May 1, 2002, commencement of operations, to December 31, 2002.
(e) The range of total returns presented excludes the partial year return for a policy type that had policyholders for only a portion of the year.

                              [LETTERHEAD OF KPMG]

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Minnesota Life Insurance Company:

We have audited the accompanying consolidated balance sheets of the Minnesota Life Insurance Company and subsidiaries as of December 31, 2002 and 2001, and the related consolidated statements of operations and comprehensive income, changes in stockholder's equity and cash flows for each of the years in the three-year period ended December 31, 2002. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Minnesota Life Insurance Company and subsidiaries as of December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

As discussed in note 2 to the consolidated financial statements, effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES; and effective April 1, 2001, the Company adopted Emerging Issues Task Force 99-20, RECOGNITION OF INTEREST INCOME AND IMPAIRMENT ON PURCHASED AND RETAINED INTERESTS IN SECURITIZED FINANCIAL ASSETS.

Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplementary information included in the accompanying schedules is presented for purpose of additional analysis and is not a required part of the basic consolidated financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

                                    KPMG LLP

Minneapolis, Minnesota
February 7, 2003

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2002 AND 2001
                                 (In thousands)

Assets                                                                                    2002            2001
------                                                                               -------------    ------------
    Fixed maturity securities:
      Available-for-sale, at fair value (amortized cost $4,502,266 and $5,061,422)   $   4,784,210    $  5,279,515
    Equity securities, at fair value (cost $506,426 and $594,916)                          461,426         602,554
    Mortgage loans, net                                                                    767,944         738,749
    Real estate, net                                                                         7,858          11,925
    Finance receivables, net                                                               121,306         126,037
    Policy loans                                                                           259,531         256,844
    Short-term investments                                                               1,460,454         621,907
    Private equity investments (cost $278,539 and $301,728)                                221,614         263,928
    Fixed maturity securities on loan, at fair value
      (amortized cost $1,136,148 and $348,651)                                           1,208,935         365,031
    Equity securities on loan, at fair value (cost $73,904 and $39,575)                     71,338          48,280
    Other invested assets                                                                   65,215         166,340
                                                                                     -------------    ------------
      Total investments                                                                  9,429,831       8,481,110

    Cash                                                                                    24,694          32,589
    Deferred policy acquisition costs                                                      570,738         683,339
    Accrued investment income                                                               89,849          94,539
    Premiums receivable                                                                    123,172         116,483
    Property and equipment, net                                                             78,991          80,822
    Reinsurance recoverables                                                               645,599         621,615
    Other assets                                                                            47,419          42,645
    Separate account assets                                                              6,684,280       7,558,283
                                                                                     -------------    ------------
         Total assets                                                                $  17,694,573    $ 17,711,425
                                                                                     =============    ============

Liabilities and Stockholder's Equity
------------------------------------

Liabilities:

    Policy and contract account balances                                             $   4,371,712    $  4,191,843
    Future policy and contract benefits                                                  2,027,976       1,929,205
    Pending policy and contract claims                                                     131,121         133,920
    Other policyholder funds                                                               528,417         499,940
    Policyholder dividends payable                                                          54,455          55,978
    Unearned premiums and fees                                                             191,277         209,255
    Federal income tax liability:
      Current                                                                               15,431          32,360
      Deferred                                                                              68,106         113,060
    Other liabilities                                                                      362,022         518,547
    Notes payable                                                                          137,000         159,000
    Securities lending collateral                                                        1,307,146         424,406
    Separate account liabilities                                                         6,646,646       7,511,607
                                                                                     -------------    ------------
      Total liabilities                                                                 15,841,309      15,779,121
                                                                                     -------------    ------------

Stockholder's equity:
    Common stock, $1 par value, 5,000,000 shares authorized,
      Issued and outstanding                                                                 5,000           5,000
    Additional paid in capital                                                               3,000           3,000
    Retained earnings                                                                    1,786,873       1,821,015
    Accumulated other comprehensive income                                                  58,391         103,289
                                                                                     -------------    ------------
      Total stockholder's equity                                                         1,853,264       1,932,304
                                                                                     -------------    ------------
         Total liabilities and stockholder's equity                                  $  17,694,573    $ 17,711,425
                                                                                     =============    ============

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
         CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                 (In thousands)

                                                            2002                  2001                  2000
                                                      ----------------      ----------------      ----------------
Revenues:

  Premiums                                            $        888,489      $        793,357      $        761,451
  Policy and contract fees                                     359,989               354,373               359,980
  Net investment income                                        499,103               527,335               575,900
  Net realized investment gains (losses)                      (137,097)              (12,972)              147,623
  Finance charge income                                         33,125                33,400                31,000
  Other income                                                  52,103               105,914                89,386
                                                      ----------------      ----------------      ----------------
    Total revenues                                           1,695,712             1,801,407             1,965,340
                                                      ----------------      ----------------      ----------------

Benefits and expenses:

  Policyholder benefits                                        850,400               756,075               704,748
  Interest credited to policies and contracts                  288,548               288,673               289,298
  General operating expenses                                   357,264               440,895               372,581
  Commissions                                                   93,909               122,709               123,463
  Administrative and sponsorship fees                           71,166                81,194                80,288
  Dividends to policyholders                                    19,162                19,670                19,526
  Interest on notes payable                                     12,758                16,684                26,146
  Amortization of deferred policy acquisition costs            188,662               171,580               185,962
  Capitalization of policy acquisition costs                  (169,437)             (185,366)             (180,689)
                                                      ----------------      ----------------      ----------------
    Total benefits and expenses                              1,712,432             1,712,114             1,621,323
                                                      ----------------      ----------------      ----------------
      Income (loss) from operations before taxes               (16,720)               89,293               344,017

  Federal income tax expense (benefit):

    Current                                                      3,048                22,793               113,700
    Deferred                                                   (23,524)               (3,928)               (4,403)
                                                      ----------------      ----------------      ----------------
      Total federal income tax expense (benefit)               (20,476)               18,865               109,297
                                                      ----------------      ----------------      ----------------
        Net income                                    $          3,756      $         70,428      $        234,720
                                                      ================      ================      ================

  Other comprehensive income (loss), net of tax:
    Unrealized gains (losses) on securities           $        (44,898)     $       (144,136)     $        129,348
                                                      ----------------      ----------------      ----------------
    Other comprehensive income (loss), net of tax              (44,898)             (144,136)              129,348
                                                      ----------------      ----------------      ----------------
        Comprehensive income (loss)                   $        (41,142)     $        (73,708)     $        364,068
                                                      ================      ================      ================

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                 (In thousands)

                                                              2002                  2001                  2000
                                                        ----------------      ----------------      ----------------
Common stock:
     Total common stock                                 $          5,000      $          5,000      $          5,000
                                                        ================      ================      ================

Additional paid in capital:
     Beginning balance                                  $          3,000      $          3,000      $          3,000
     Contribution                                                      -                     -                     -
                                                        ----------------      ----------------      ----------------
         Total additional paid in capital               $          3,000      $          3,000      $          3,000
                                                        ================      ================      ================

Retained earnings:
     Beginning balance                                  $      1,821,015      $      1,811,707      $      1,629,787
     Net income                                                    3,756                70,428               234,720
     Dividends to stockholder                                    (37,898)              (61,120)              (52,800)
                                                        ----------------      ----------------      ----------------
         Total retained earnings                        $      1,786,873      $      1,821,015      $      1,811,707
                                                        ================      ================      ================

Accumulated other comprehensive income:
     Beginning balance                                  $        103,289      $        247,425      $        118,077
     Change in unrealized appreciation (depreciation)
        of securities                                            (44,898)             (144,136)              129,348
                                                        ----------------      ----------------      ----------------
         Total accumulated other comprehensive income   $         58,391      $        103,289      $        247,425
                                                        ================      ================      ================
              Total stockholder's equity                $      1,853,264      $      1,932,304      $      2,067,132
                                                        ================      ================      ================

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                 (In thousands)

Cash Flows from Operating Activities                                     2002                2001                 2000
------------------------------------                               ---------------     ---------------      ---------------
Net income                                                         $         3,756     $        70,428      $       234,720
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Interest credited to annuity and insurance contracts                   288,548             288,673              289,298
    Fees deducted from policy and contract balances                       (226,873)           (221,645)            (222,243)
    Change in future policy benefits                                       153,061              53,835               48,417
    Change in other policyholder liabilities, net                          (35,323)             18,215               23,655
    Amortization of deferred policy acquisition costs                      188,662             171,580              185,962
    Capitalization of policy acquisition costs                            (169,437)           (185,366)            (180,689)
    Change in premiums receivable                                           (6,689)             (7,421)             (14,891)
    Deferred tax provision                                                 (23,524)             (3,928)              (4,403)
    Change in federal income tax liabilities - current                     (16,929)            (11,700)             (19,044)
    Net realized investment losses (gains)                                 137,097              12,972             (147,623)
    Change in reinsurance recoverables                                     (22,515)            (32,041)            (406,852)
    Other, net                                                             (59,490)            (37,774)             110,107
                                                                   ---------------     ---------------      ---------------
      Net cash provided by (used for) operating activities                 210,344             115,828             (103,586)
                                                                   ---------------     ---------------      ---------------
Cash Flows from Investing Activities
------------------------------------
Proceeds from sales of:
  Fixed maturity securities, available-for-sale                          2,046,691           1,738,948            1,373,968
  Equity securities                                                        378,452             481,396              791,354
  Real estate                                                                3,301               5,362                4,226
  Private equity investments                                                11,583              15,596               46,012
  Other invested assets                                                     12,343               5,896               18,554
Proceeds from maturities and repayments of:
  Fixed maturity securities, available-for-sale                            601,211             379,989              306,017
  Fixed maturity securities, held-to-maturity                                    -                   -              127,450
  Mortgage loans                                                            50,370              44,312              100,617
Purchases of:
  Fixed maturity securities, available-for-sale                         (2,898,144)         (2,249,224)          (1,390,655)
  Fixed maturity securities, held-to-maturity                                    -                   -              (13,897)
  Equity securities                                                       (377,641)           (502,064)            (634,873)
  Mortgage loans                                                           (78,011)           (118,003)             (68,685)
  Real estate                                                                    -                (140)                 (99)
  Private equity investments                                               (42,639)            (28,580)             (84,239)
  Other invested assets                                                     (2,866)             (8,381)              (2,689)
Finance receivable originations or purchases                               (82,141)            (83,578)            (180,433)
Finance receivable principal payments                                       78,266              78,289              176,053
Securities lending collateral                                              882,740             347,282               77,124
Securities in transit                                                      (39,632)             99,765              (75,314)
Other, net                                                                 (14,346)            (41,741)             (21,243)
                                                                   ---------------     ---------------      ---------------
      Net cash provided by investing activities                            529,537             165,124              549,248
                                                                   ---------------     ---------------      ---------------
Cash Flows from Financing Activities
------------------------------------
Deposits credited to annuity and insurance contracts                       873,029             948,380              497,868
Withdrawals from annuity and insurance contracts                          (681,309)           (834,348)            (689,749)
Payments on debt                                                           (22,000)            (26,000)            (123,000)
Dividends paid to stockholder                                              (78,586)                  -              (52,800)
Other, net                                                                    (363)              1,331               (4,596)
                                                                   ---------------     ---------------      ---------------
      Net cash provided by (used for) financing activities                  90,771              89,363             (372,277)
                                                                   ---------------     ---------------      ---------------
Net increase in cash and short-term investments                            830,652             370,315               73,385
Cash and short-term investments, beginning of year                         654,496             284,181              210,796
                                                                   ---------------     ---------------      ---------------
Cash and short-term investments, end of year                       $     1,485,148     $       654,496      $       284,181
                                                                   ===============     ===============      ===============

See accompanying notes to consolidated financial statements.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1)  NATURE OF OPERATIONS

     Description of Business

     The accompanying consolidated financial statements include the accounts of Minnesota Life Insurance Company (a wholly-owned subsidiary of Securian Financial Group, Inc.) and its wholly-owned subsidiaries, Personal Finance Company, Enterprise Holding Company, Securian Casualty Company (formerly known as HomePlus Insurance Company), Northstar Life Insurance Company, Securian Life Insurance Company (formerly known as The Ministers Life Insurance Company), and its majority-owned subsidiary MIMLIC Life Insurance Company. Minnesota Life Insurance Company, both directly and through its subsidiaries (collectively, the Company), provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.

     The Company's strategy is to be successful in carefully selected niche markets, primarily in the United States, while focusing on the retention of existing business and the maintenance of profitability. To achieve this objective, the Company has divided its businesses into four strategic business units, which focus on various markets: Individual Financial Security, Financial Services, Group Insurance, and Retirement Services. Revenues, including net realized investment gains and losses, in 2002 for these business units were $642,249,000, $287,001,000, $672,349,000 and
     $188,626,000, respectively. Revenues in 2001 for these strategic business units were $640,162,000, $305,591,000, $563,784,000, and $182,488,000,
     respectively. Additional revenues, including net realized investment gains and losses, reported by the Company's subsidiaries and corporate product line as of December 31, 2002 and 2001, were ($94,513,000) and $109,382,000, respectively.

     The Company serves seven million people through more than 4,400 associates located at its St. Paul, Minnesota headquarters and in sales offices nationwide.

     On January 2, 2002, ownership of Advantus Capital Management, Inc. and its wholly-owned subsidiary, Securian Financial Services, Inc., was transferred from the Company to Securian Financial Group, Inc., in the form of a dividend.

     During 2002, name changes were approved for two Minnesota Life Insurance Company subsidiaries. Effective July 1, 2002, HomePlus Insurance Company changed its name to Securian Casualty Company and effective December 1, 2002, The Ministers Life Insurance Company changed its name to Securian Life Insurance Company.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation

     The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The consolidated financial statements include the accounts of the Minnesota Life Insurance Company and its subsidiaries. All material intercompany transactions and balances have been eliminated.

     The preparation of consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the consolidated financial statements.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Insurance Revenues and Expenses

     Premiums on traditional life products, which include individual whole life and term insurance and immediate annuities, are credited to revenue when due. For accident and health and group life products, premiums are credited to revenue over the contract period as earned. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policy benefits and the amortization of deferred policy acquisition costs.

     Nontraditional life products include individual adjustable and variable life insurance and group universal and variable life insurance. Revenue from nontraditional life products and deferred annuities is comprised of policy and contract fees charged for the cost of insurance, policy administration and surrenders. Expenses include both the portion of claims not covered by and the interest credited to the related policy and contract account balances. Policy acquisition costs are amortized relative to estimated gross profits or margins.

     Deferred Policy Acquisition Costs

     The costs of acquiring new and renewal business, which vary with and are primarily related to the production of new and renewal business, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs include commissions, underwriting expenses and certain other selling and issue costs.

     For traditional life, accident and health and group life products, deferred policy acquisition costs (DAC) are amortized over the premium paying period in proportion to the ratio of annual premium revenues to ultimate anticipated premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.

     For nontraditional life products and deferred annuities, DAC is amortized over the estimated lives of the contracts in relation to the present value of estimated gross profits from surrender charges and investment, mortality and expense margins. The Company reviews actuarial assumptions used to project estimated gross profits, such as mortality, persistency, expenses and investment returns periodically throughout the year. Actuarial assumptions are updated as necessary to reflect the Company's best estimate of each assumption used. Any resulting impact to financial results from a change in actuarial assumption is included in amortization of deferred policy acquisition costs in the statement of operations.

     Deferred policy acquisition costs are adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 13.

     Software Capitalization

     Computer software costs incurred for internal use are capitalized and amortized over a three or five-year period. Computer software costs include application software, purchased software packages and significant upgrades to software. The Company had unamortized cost of $21,271,000, $18,575,000 and $13,314,000 and amortized software expense of $8,227,000, $8,065,000 and $5,014,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Finance Charge Income and Receivables

     Finance charge income represents fees and interest charged on consumer loans. The Company uses the interest (actuarial) method of accounting for finance charges and interest on finance receivables. Finance receivables are reported net of unearned finance charges. Accrual of finance charges and interest on the smaller balance homogeneous finance receivables is suspended when a loan is contractually delinquent for more than 60 days and is subsequently recognized when received. Accrual is resumed when the loan is contractually less than 60 days past due. Late charges are accrued only if two or less are due and unpaid. On large homogeneous loans, finance charges and interest are suspended when a loan is considered by management to be impaired.

     Loan impairment is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or as a practical expedient, at the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. When a loan is identified as impaired, interest accrued in the current year is reversed. Interest payments received on impaired loans are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. An allowance for uncollectible amounts is maintained by direct charges to operations at an amount which management believes, based upon historical losses and economic conditions, is adequate to absorb probable losses on existing receivables that may become uncollectible. The reported receivables are net of this allowance.

     Valuation of Investments

     Fixed maturity securities, which may be sold prior to maturity, including fixed maturities on loan, are classified as available-for-sale and are carried at fair value. Effective January 1, 2001, all fixed maturity securities classified as held-to-maturity securities were converted to available-for-sale securities, under the one time provision allowed under FASB Statement No. 133 (FAS 133), ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. These securities were previously carried at amortized cost, net of any impairment write-downs. The net impact to accumulated other comprehensive income upon conversion was an approximate increase of $16,705,000. Premiums and discounts are amortized or accreted over the estimated lives of the securities based on the interest yield method.

     Equity securities (common stocks, preferred stocks and equity securities on loan) are carried at fair value. Equity securities also include initial contributions to affiliated registered investment funds that are managed by an affiliate of the Company and mutual funds in select asset classes that are sub-advised. These contributions are carried at the market value of the underlying net assets of the funds.

     Mortgage loans are carried at amortized cost less an allowance for uncollectible amounts. Premiums and discounts are amortized or accreted over the terms of the mortgage loans based on the interest yield method. A mortgage loan is considered impaired if it is probable that contractual amounts due will not be collected. Impaired mortgage loans are valued at the fair value of the underlying collateral.

     Private equity investments in limited partnerships are carried on the balance sheets at the amount invested, adjusted to recognize the Company's ownership share of the earnings or losses of the investee after the date of the acquisition, adjusted for any distributions received. In-kind distributions are recorded as a return of capital for the cost basis of the stock received. Changes in fair value are recorded directly in stockholder's equity. The valuation of private equity investments is recorded based on the partnership financial statements from the previous quarter. The Company believes this valuation represents the best available estimate, however, to the extent that market conditions fluctuate significantly, any change in the following quarter partnership financial statements could be material to the Company's unrealized gains or losses included in stockholder's equity.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Valuation of Investments (Continued)

     Fair values of fixed maturity securities, equity securities and private equity investments are based on quoted market prices, where available. If quoted market prices are not available, fair values are estimated using values obtained from either independent pricing services which specialize in matrix pricing and modeling techniques, independent broker bids, financial statement valuations or internal appraisal. Fair values of mortgage loans are based upon discounted cash flows, quoted market prices and matrix pricing.

     Real estate is carried at cost less accumulated depreciation and an allowance for estimated losses. Accumulated depreciation on real estate at December 31, 2002 and 2001, was $7,543,000 and $7,503,000, respectively.

     Policy loans are carried at the unpaid principal balance.

     Cash and short-term investments are carried at fair value. The Company considers all money market funds and commercial paper with original maturity dates of less than twelve months to be short-term investments.

     Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs and deferred federal income tax, reported as a separate component of accumulated other comprehensive income in stockholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized.

     Effective March 15, 2001 the FASB issued EITF 99-20, RECOGNITION OF INTEREST INCOME AND IMPAIRMENT ON PURCHASED AND RETAINED BENEFICIAL INTERESTS IN CERTAIN SECURITIZED FINANCIAL ASSETS, which established standardized reporting models for certain types of asset backed securities including all interest only strips and asset backed securities not of high credit quality. The holder of the beneficial interest should recognize the excess of all cash flows attributable to the beneficial interest estimated at the acquisition/transaction date over the initial investment and record as interest income over the life of the beneficial interest using the effective yield method. The Company identified holdings with a market value of $29,000,000 and $36,000,000, as of December 31, 2002 and 2001,
     respectively, that it deemed subject to application of this pronouncement. Upon calculating the excess of the net present value of the cash flows using market discount rates and comparing to the initial cost of the investments, approximately $24,478,000 and $14,300,000 of permanent write-downs were recorded as realized losses, for the years ended December 31, 2002 and 2001, respectively.

     Credit Risk

     Financial instruments, consisting primarily of cash and short-term investments, potentially subject the Company to concentration credit risk. The Company places its cash and short-term investments with high quality financial institutions and limits the amount of credit exposure with any one institution. Concentration of credit risk with respect to mortgages, bonds and other invested assets are limited because of the diverse geographic base and industries of the underlying issuers. This diversity is an integral component of the portfolio management process.

     Equity security diversification is obtained through the use of style diversification and through limiting exposure to a single issuer. Private equity investment diversification is achieved by dividing the portfolio between direct venture company funds, mezzanine debt funds and hedge and other types of private equity instruments. In addition, this portfolio is managed by diversifying industry sectors to limit exposure to any one type of fund.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Credit Risk (Continued)

     The Company has investments in its affiliated investment advisor's public mutual funds totaling $127,000,000 and $154,000,000 as of December 31, 2002 and 2001, respectively. These investments are distributed between eight well diversified funds consisting of multiple asset classes.

     Derivative Financial Instruments

     Effective January 1, 2001, the Company adopted FAS 133 which requires that all derivative instruments be recorded on the balance sheet at fair value. On the date derivative contracts are entered into, the Company designates the derivative as either (a) a hedge of the fair value of a recognized firm commitment (fair value hedge), (b) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge), or (c) a hedge of a net investment in a foreign operation (net investment hedge).

     The Company holds derivative financial instruments for the purpose of hedging the risks of certain identifiable and anticipated transactions. In general, the types of risks hedged are those relating to the variability of future earnings and cash flows caused by movements in foreign currency exchange rates. The Company documents its risk management strategy and hedge effectiveness at the inception of and during the term of each hedge.

     In the normal course of business the Company currently holds one derivative in the form of an equity swap. The purpose of this swap is to hedge the fair value of equity linked instruments to equity market movements. Equity swaps are considered to be fair value hedges and are entered into only for the purpose of hedging such risks, not for speculation. Generally, the Company enters into hedging relationships such that changes in the fair values or cash flows of items and transactions being hedged are expected to be offset by corresponding changes in the values of the derivatives. Changes in fair value of these swaps are generally offset to net realized investment gains (losses) by changes in the fair value of the item being hedged.

     The Company is using short-duration spot contracts to manage the foreign exchange risk inherent in the elapsed time between trade processing and trade settlement. The contracts have an immaterial impact on the Company's current year operating results.

     Upon initial application of FAS 133, January 1, 2001, the Company reclassified embedded derivatives on convertible bonds of approximately $26,200,000 from fixed maturity securities classified as available-for-sale to other invested assets. The Company also reclassified certain mortgage dollar roll securities and embedded options within convertible bonds from fixed maturity and equity securities classified as available-for-sale as of December 31, 2002 and 2001, in the amount of $14,100,000 and $74,100,000, respectively, to other invested assets. As of December 31, 2002 and 2001, the change in fair value of these securities included in realized capital gains was $172,000 and $1,600,000, respectively.

     Prior to the fourth quarter of 2000, the Company had invested in international bonds denominated in foreign currencies. These positions were all sold during the fourth quarter of 2000. The Company realized a loss on this sale, including foreign exchange losses, of $17,171,000. The Company used forward foreign exchange currency contracts as a part of its risk management strategy for international investments. The Company does not currently make use of foreign exchange currency contracts, other than the short-duration spot contracts disclosed above, as part of its investment strategy. Upon sale of the international investments, the Company purchased offsetting forward contracts. The impact, from this transaction, to the Company's results of operations was $84,000. The notional amount of the forward contracts for the year ended December 31, 2000, was $65,771,000.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Realized and Unrealized Gains and Losses

     Realized and unrealized gains and losses are determined on the specific identification method. Write-downs of available-for-sale securities and the provision for credit losses on mortgage loans and real estate are recorded as realized losses.

     Changes in the fair value of fixed maturity securities available-for-sale, equity securities and private equity investments in limited partnerships are recorded as a separate component of stockholder's equity, net of taxes and related adjustments to deferred policy acquisition costs and unearned policy and contract fees.

     Impairments in the value of securities and other investments held by the Company, considered to be other than temporary, are recorded as permanent reductions of the cost of the securities or other investments, and corresponding realized losses are recognized in the consolidated statements of operations and comprehensive income. The Company reviews all securities and other investments on a quarterly basis and recognizes impairment after evaluating various subjective and objective factors, such as the financial condition of the issuer, market and industry.

     Total other than temporary write-downs for fixed maturity securities, including EITF 99-20 write-downs, for the years ended December 31, 2002, 2001 and 2000 were $53,299,000, $28,760,000 and $11,250,000, respectively.

     Total other than temporary write-downs for equity securities for the years ended December 31, 2002, 2001 and 2000 were $5,314,000, $6,709,000 and $0, respectively. During 2002, an additional $40,300,000 of other than temporary write-downs for equity securities was recorded on a security that was subsequently sold.

     Total other than temporary write-downs for private equity investments for the years ended December 31, 2002, 2001 and 2000 were $51,410,000, $4,589,000 and $0, respectively.

     Securities Lending

     The Company engages in securities lending whereby certain investments are loaned to other financial institutions for short periods of time. When these loan transactions occur, the lending broker provides cash collateral equivalent to 102% to 105% of the market value of the loaned securities. This collateral is deposited with a lending agent who invests the collateral on behalf of the Company. The income from these investments is recorded in net investment income and was $1,413,000, $239,000, and $105,000 as of December 31, 2002, 2001, and 2000, respectively. Securities, consisting of equity securities and fixed maturity securities, were loaned to other financial institutions. Amounts loaned as of December 31, 2002, and 2001 were $1,280,273,000 and $413,311,000, respectively. As of December 31, 2002, and 2001, the collateral associated with securities lending was $1,307,146,000 and $424,406,000, respectively.

     The Company accounts for its securities lending transactions as secured borrowings, in which the collateral received and the related obligation to return the collateral are recorded in the consolidated balance sheets as short-term investments and securities lending collateral, respectively.

     Although the Company's securities lending program involves certain credit risk, the Company believes that the high quality of the collateral received (primarily commercial paper and money market instruments) and the Company's monitoring policies and procedures mitigate the likelihood of material losses under these arrangements.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Property and Equipment

     Property and equipment are carried at cost, net of accumulated depreciation of $150,521,000 and $138,819,000 at December 31, 2002 and 2001,
     respectively. Buildings are depreciated over 40 years and equipment is generally depreciated over 5 to 10 years. Depreciation expense for the years ended December 31, 2002, 2001 and 2000, was $11,703,000, $13,242,000
     and $13,723,000, respectively. Effective January 1, 2002 the Company adopted FASB Statement No. 144 (FAS 144), ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS, which addresses financial accounting and reporting standards for the impairment and disposal of long-lived assets for fiscal years beginning after December 15, 2001. The Company has determined that there are no material impacts to the statement of operations or financial position due to the adoption and subsequent application of FAS 144.

     Goodwill and Other Intangible Assets

     Effective January 1, 2002, the Company adopted FASB Statement No. 142 (FAS
     142), GOODWILL AND OTHER INTANGIBLE ASSETS, which establishes accounting and reporting standards for goodwill and other intangible assets. FAS 142 requires goodwill and other intangible assets that have indefinite useful lives to no longer be amortized; however, these assets must be tested at least annually for impairment. The Company has determined that there are no material impacts to the statement of operations or financial position due to the adoption and subsequent application of FAS 142.

     Separate Accounts

     Separate account assets and liabilities represent segregated funds administered and invested by an affiliate of the Company for the exclusive benefit of pension, variable annuity and variable life insurance policyholders and contractholders. Assets consist principally of marketable securities and both assets and liabilities are reported at fair value, based upon the market value of the investments held in the segregated funds.

     The Company periodically invests money in its separate accounts. The market value of such investments, included with separate account assets, amounted to $37,634,000 and $46,676,000 at December 31, 2002 and 2001, respectively.

     Policyholder Liabilities

     Policy and contract account balances represent the net accumulation of funds associated with nontraditional life products and deferred annuities. Additions to the account balances include premiums, deposits and interest credited by the Company. Decreases in the account balances include surrenders, withdrawals, benefit payments and charges assessed for the cost of insurance, policy administration and surrenders.

     Future policy and contract benefits are comprised of reserves for traditional life, group life and accident and health products. The reserves were calculated using the net level premium method based upon assumptions regarding investment yield, mortality, morbidity and withdrawal rates determined at the date of issue, commensurate with the Company's experience. Provision has been made in certain cases for adverse deviations from these assumptions. Certain traditional life products are accounted for under AICPA Statement of Position 95-1, ACCOUNTING FOR CERTAIN INSURANCE ACTIVITIES OF MUTUAL LIFE INSURANCE ENTITIES. These traditional life products use an average assumed rate of investment yields ranging from 5.19% to 6.15% to estimate expected gross margins.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Policyholder Liabilities (Continued)

     Future policy and contract benefits are adjusted to reflect the impact of unrealized gains and losses on securities as described in note 13.

     Other policyholder funds are comprised of dividend accumulations, premium deposit funds and supplementary contracts without life contingencies.

     Reinsurance Recoverables

     Insurance liabilities are reported before the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid and unpaid benefits, expense reimbursements, prepaid premiums and future policy benefits.

     Participating Business

     Dividends on participating policies and other discretionary payments are declared by the Board of Directors based upon actuarial determinations, which take into consideration current mortality, interest earnings, expense factors and federal income taxes. Dividends are recognized as expenses consistent with the recognition of premiums. At December 31, 2002 and 2001, the total participating business in force was $19,470,981,000 and $20,121,593,000, respectively. As a percentage of total life insurance in force participating business in force represents 6.4% and 7.5% at December 31, 2002 and 2001, respectively.

     Closed Block of Business

     Effective January 1, 2001 the Company adopted Statement of Position 00-3 (SOP 00-3), ACCOUNTING BY INSURANCE ENTERPRISES FOR DEMUTUALIZATIONS AND FORMATIONS OF MUTUAL INSURANCE HOLDING COMPANIES AND FOR CERTAIN LONG-DURATION PARTICIPATING CONTRACTS. The Company has determined that there are no material impacts to the statement of operations or financial position due to the adoption and subsequent application of SOP 00-3.

     Income Taxes

     The Company's federal income tax return is a consolidated life/non-life return filed under Minnesota Mutual Companies, Inc., the Company's ultimate parent. The method of allocation between companies is subject to written agreement, approved by an officer of the Company. Allocation is based upon separate return calculations with a credit for any currently used net losses and tax credits. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue Service.

     Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to the differences between financial statement carrying amounts and income tax bases of assets and liabilities.

     Reclassification

     Certain 2001 and 2000 financial statement balances have been reclassified to conform to the 2002 presentation.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(3)  INVESTMENTS

     Net investment income for the years ended December 31 was as follows:

in thousands                  2002         2001        2000
------------                ---------   ---------   ---------
Fixed maturity securities   $ 398,491   $ 411,208   $ 429,168
Equity securities              24,620      29,088      52,097
Mortgage loans                 58,791      55,682      54,313
Real estate                     1,285       1,672       3,697
Policy loans                   19,360      18,257      17,371
Short-term investments          3,384       7,499      14,257
Private equity investments      3,277       3,289       3,191
Other invested assets           3,019       1,463       5,404
                            ---------   ---------   ---------
   Gross investment income    512,227     528,158     579,498
Investment expenses           (13,124)       (823)     (3,598)
                            ---------   ---------   ---------
   Total                    $ 499,103   $ 527,335   $ 575,900
                            =========   =========   =========

     Prior to 2002, the Company paid investment expenses to Advantus Capital Management, Inc. (Advantus) which were eliminated through the consolidation process. During 2002, these expenses were not eliminated due to the transfer of Advantus to Securian Financial Group, Inc.

     Net realized investment gains (losses) for the years ended December 31 were as follows:

in thousands                   2002        2001        2000
------------                ---------   ---------   ---------
Fixed maturity securities   $ (26,162)  $ (15,772)  $ (57,955)
Equity securities             (64,038)     (1,373)    177,243
Mortgage loans                  1,509           1        (419)
Real estate                        (1)      3,245      (2,456)
Private equity investments    (48,395)     (1,676)     28,128
Other invested assets             (10)      2,603       3,082
                            ---------   ---------   ---------
      Total                 $(137,097)  $ (12,972)  $ 147,623
                            =========   =========   =========

     Gross realized gains (losses) on the sales and impairments of fixed maturity securities, equity securities and private equity investments for the years ended December 31 were as follows:

in thousands                                        2002        2001        2000
------------                                     ---------   ---------   --------
Fixed maturity securities, available-for-sale:
      Gross realized gains                       $  59,802   $  34,884   $  10,926
      Gross realized losses                        (85,964)    (50,656)    (68,881)
Equity securities:
      Gross realized gains                          40,973      81,647     260,022
      Gross realized losses                       (105,011)    (83,020)    (82,779)
Private equity investments:
      Gross realized gains                           3,525       4,857      29,076
      Gross realized losses                        (51,920)     (6,533)       (948)

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Net unrealized gains (losses) included in stockholder's equity at December 31 were as follows:

in thousands                                        2002        2001
------------                                     ---------   ---------
Gross unrealized gains                           $ 461,314   $ 361,575
Gross unrealized losses                           (204,273)   (168,979)
Adjustment to deferred acquisition costs          (135,368)    (41,993)
Adjustment to reserves                             (54,290)          -
Adjustment to unearned policy and contract fees     19,507       6,433
Deferred federal income taxes                      (28,499)    (53,747)
                                                 ---------   ---------
      Net unrealized gains                       $  58,391   $ 103,289
                                                 =========   =========

     The amortized cost and fair value of investments in marketable securities by type of investment were as follows:

in thousands                                              Gross Unrealized
------------                               Amortized    ---------------------      Fair
December 31, 2002                            Cost         Gains      Losses        Value
-----------------------------------------  ----------   ---------   ---------   ----------
United States government and
  government agencies and authorities      $  201,802   $  19,153   $      30   $  220,925
Foreign governments                             1,280           -         439          841
Corporate securities                        3,006,533     245,059      58,802    3,192,790
Mortgage-backed securities                  1,292,651      78,406       1,403    1,369,654
                                           ----------   ---------   ---------   ----------
   Total fixed maturities                   4,502,266     342,618      60,674    4,784,210
Equity securities-unaffiliated                364,673      27,498      57,641      334,530
Equity securities-affiliated mutual funds     141,753       4,076      18,933      126,896
                                           ----------   ---------   ---------   ----------
   Total equity securities                    506,426      31,574      76,574      461,426
                                           ----------   ---------   ---------   ----------
       Total                               $5,008,692   $ 374,192   $ 137,248   $5,245,636
                                           ==========   =========   =========   ==========

in thousands                                                    Gross Unrealized
------------                                     Amortized    --------------------      Fair
December 31, 2001                                  Cost        Gains      Losses       Value
----------------------------------------------   ----------   --------   ---------   ----------
Available-for-sale:
  United States government and
    Government agencies and authorities          $  203,806   $ 66,552   $   1,672   $  268,686
  Foreign governments                                 1,425          -          79        1,346
  Corporate securities                            3,076,890    139,127      47,927    3,168,090
  Mortgage-backed securities                      1,779,301     65,522       3,430    1,841,393
                                                 ----------   --------   ---------   ----------
     Total fixed maturities                       5,061,422    271,201      53,108    5,279,515
  Equity securities-unaffiliated                    453,563     64,431      69,079      448,915
  Equity securities-affiliated mutual funds         141,353     19,199       6,913      153,639
                                                 ----------   --------   ---------   ----------
     Total equity securities                        594,916     83,630      75,992      602,554
                                                 ----------   --------   ---------   ----------
         Total                                   $5,656,338   $354,831   $ 129,100   $5,882,069
                                                 ==========   ========   =========   ==========

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The amortized cost and fair value of securities on loan by type of investment were as follows:

in thousands                                            Gross Unrealized
------------                             Amortized    -------------------     Fair
December 31, 2002                          Cost        Gains      Losses      Value
-------------------------------------   -----------   --------   --------   ----------
United States government and
  government agencies and authorities   $   258,282   $ 11,774   $      -   $  270,056
Corporate securities                        258,419     22,177          -      280,596
Mortgage-backed securities                  619,447     40,275      1,439      658,283
                                        -----------   --------   --------   ----------
   Total fixed maturities                 1,136,148     74,226      1,439    1,208,935
Equity securities-unaffiliated               73,904      6,114      8,680       71,338
                                        -----------   --------   --------   ----------
       Total                            $ 1,210,052   $ 80,340   $ 10,119   $1,280,273
                                        ===========   ========   ========   ==========

in thousands                                            Gross Unrealized
------------                             Amortized    -------------------     Fair
December 31, 2001                          Cost        Gains      Losses      Value
-------------------------------------   -----------   --------   --------   ---------
United States government and
  government agencies and authorities   $ 145,685     $ 10,187   $  1,039   $ 154,833
Corporate securities                       87,547        5,137        219      92,465
Mortgage-backed securities                115,419        2,592        278     117,733
                                        ---------     --------   --------   ---------
   Total fixed maturities                 348,651       17,916      1,536     365,031
Equity securities-unaffiliated             39,575       10,764      2,059      48,280
                                        ---------     --------   --------   ---------
       Total                            $ 388,226     $ 28,680   $  3,595   $ 413,311
                                        =========     ========   ========   =========

     The amortized cost and estimated fair value of fixed maturity securities at December 31, 2002, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                           Available-for-Sale       Securities-on-Loan
                                         -----------------------   -----------------------
                                         Amortized       Fair       Amortized      Fair
in thousands                                Cost         Value        Cost        Value
------------                             ----------   ----------   ----------   ----------
Due in one year or less                  $  142,187   $  146,526   $   45,162   $   46,180
Due after one year through five years     1,031,696    1,062,798      197,364      196,360
Due after five years through ten years    1,258,883    1,378,040      194,886      220,836
Due after ten years                         776,849      827,192       79,289       87,276
                                         ----------   ----------   ----------   ----------
                                          3,209,615    3,414,556      516,701      550,652
Mortgage-backed securities                1,292,651    1,369,654      619,447      658,283
                                         ----------   ----------   ----------   ----------
      Total                              $4,502,266   $4,784,210   $1,136,148   $1,208,935
                                         ==========   ==========   ==========   ==========

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 2002 and 2001, fixed maturity securities and short-term investments with a carrying value of $14,756,000 and $15,815,000, respectively, were on deposit with various regulatory authorities as required by law.

     At December 31, 2002 and 2001, no specific mortgage loans were considered impaired. As of December 31, 2002, there was no general allowance for credit losses for potential impairments in the mortgage loan portfolio. As of December 31, 2001, the general allowance was $1,500,000. There were no provisions for credit losses or charge-offs in 2002, 2001 or 2000.

     Below is a summary of interest income on impaired mortgage loans.

in thousands                                                 2002       2001      2000
------------                                               --------   --------   -------
Average impaired mortgage loans                            $      1   $      -   $     2
Interest income on impaired mortgage loans - contractual        166          -         -
Interest income on impaired mortgage loans - collected            -          -         -

(4)  NOTES RECEIVABLE

     The Company entered into a loan contingency agreement with the Housing and Redevelopment Authority of the City of St. Paul, Minnesota (HRA) in November 1997 in connection with the Company's construction of an additional home office facility in St. Paul, Minnesota. The note bears interest at a rate of 8.625%, with principal payments to the Company commencing February 2004 and a maturity date of August 2025. Interest payments to the Company are payable February and August of each year commencing February 2001. All principal and interest payments are due only to the extent of available tax increments. The Company received interest of $1,694,000 and $0 for the years ending December 31, 2002 and 2001, respectively. As of December 31, 2002 and 2001, the Company has loaned HRA $15,000,000 and $14,581,000 respectively. The accrued interest on this loan contingency was $5,469,000 and $4,288,000, as of December 31, 2002 and 2001, respectively. The loan balance is included in other invested assets, accrued interest is included in accrued investment income and investment income is included in net investment income.

(5)  NET FINANCE RECEIVABLES

     Finance receivables as of December 31 were as follows:

in thousands                             2002        2001
------------                          ---------   ---------
Direct installment loans              $ 112,046   $ 115,233
Retail installment notes                 13,204      13,973
Retail revolving credit                     132         226
Accrued interest                          2,551       2,451
                                      ---------   ---------
     Gross receivables                  127,933     131,883
Allowance for uncollectible amounts      (6,627)     (5,846)
                                      ---------   ---------
         Finance receivables, net     $ 121,306   $ 126,037
                                      =========   =========

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The direct installment loans, at December 31, 2002 and 2001, consisted of $95,368,000 and $93,733,000, respectively, of discount basis loans (net of unearned finance charges) and $16,679,000 and $21,500,000, respectively, of interest-bearing loans and generally have a maximum term of 84 months; the retail installment notes are principally discount basis, arise from the sale of household appliances, furniture and sundry services, and generally have a maximum term of 48 months. Direct installment loans included approximately $10,000,000 and $13,000,000 of real estate secured loans at December 31, 2002 and 2001, respectively. Revolving credit loans included approximately $100,000 and $200,000 of real estate secured loans at December 31, 2002 and 2001, respectively. Contractual maturities of the finance receivables by year, as required by the industry audit guide for finance companies, were not readily available at December 31, 2002 and 2001, but experience has shown that such information is not significant in that a substantial portion of receivables will be renewed, converted, or paid in full prior to maturity.

     During the years ended December 31, 2002 and 2001, principal cash collections of direct installment loans were $53,469,000 and $55,176,000, respectively, and the percentages of these cash collections to average net balances were 49% and 48%, respectively. Retail installment notes' principal cash collections to average net balances were $22,344,000 and $20,667,000, respectively and the percentages of these cash collections to average net balances were 164% and 153%, respectively.

     The ratio for the allowance for losses to net outstanding receivables balances at December 31, 2002 and 2001 was 5.2% and 4.4%, respectively.

     Changes in the allowance for losses for the periods ended December 31, were as follows:

in thousands                               2002        2001        2000
------------                            ---------   ---------   ---------
Balance at beginning of year            $   5,846   $   6,336   $   7,728
Provision for credit losses                 8,029       6,924       6,244
Allowance applicable to bulk purchase           4          19           -
Charge-offs                               (10,292)    (10,302)    (10,523)
Recoveries                                  3,040       2,869       2,887
                                        ---------   ---------   ---------
Balance at end of year                  $   6,627   $   5,846   $   6,336
                                        =========   =========   =========

     At December 31, 2002, the recorded investment in certain direct installment loans and direct revolving credit loans were considered to be impaired. The balances of such loans at December 31, 2002 and the related allowance for credit losses were as follows:

                                      Installment   Revolving
in thousands                             Loans        Credit     Total
------------                          -----------   ---------   -------
Balances at December 31, 2002           $   767         54      $   821
Related allowance for credit losses     $   268         25      $   293

     All loans deemed to be impaired are placed on a non-accrual status. No accrued or unpaid interest was recognized on impaired loans during 2002. The average quarterly balance of impaired loans during the years ended December 31, 2002 and 2001, was $1,038,000 and $1,685,000 for installment basis loans and $59,000 and $28,000 for revolving credit loans, respectively.

     There were no material commitments to lend additional funds to customers whose loans were classified as impaired at December 31, 2002.

     The net investment in loans on which the accrual of finance charges and interest was suspended at December 31, 2002 and 2001 was $15,401,000 and $18,055,000, respectively.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(6)  INCOME TAXES

     Income tax expense (benefit) varies from the amount computed by applying the federal income tax rate of 35% to income (loss) from operations before taxes. The significant components of this difference were as follows:

in thousands                                              2002        2001        2000
------------                                           ---------   ----------   ---------
Computed tax expense (benefit)                         $  (5,852)  $   31,253   $ 120,406
Difference between computed and actual tax expense:
      Dividends received deduction                        (8,539)      (7,606)     (4,696)
      Special tax on mutual life insurance companies           -            -      (5,235)
      Foundation gain                                          -         (580)       (568)
      Tax credits                                         (1,300)      (1,300)     (3,400)
      Expense adjustments and other                       (4,785)      (2,902)      2,790
                                                       ---------   ----------   ---------
         Total tax expense (benefit)                   $ (20,476)  $   18,865   $ 109,297
                                                       =========   ==========   =========

     The tax effects of temporary differences that give rise to the Company's net deferred federal tax liability were as follows:

in thousands                                                  2002       2001
------------                                               ---------   ---------
Deferred tax assets:
     Policyholder liabilities                              $  21,290   $   7,152
     Pension and post retirement benefits                     31,270      31,209
     Tax deferred policy acquisition costs                    98,261      94,828
     Deferred gain on individual disability coinsurance       19,300      20,726
     Net realized capital losses                              45,365      19,203
     Ceding commissions                                        3,247       4,244
     Other                                                    11,303      11,287
                                                           ---------   ---------
         Gross deferred tax assets                           230,036     188,649
                                                           ---------   ---------
Deferred tax liabilities:
     Deferred policy acquisition costs                       154,122     189,421
     Premiums                                                 15,790      15,094
     Real estate and property and equipment depreciation       7,688       6,561
     Basis difference on investments                          22,017      16,575
     Net unrealized capital gains                             89,504      65,875
     Other                                                     9,021       8,183
                                                           ---------   ---------
         Gross deferred tax liabilities                      298,142     301,709
                                                           ---------   ---------
            Net deferred tax liability                     $  68,106   $ 113,060
                                                           =========   =========

     A valuation allowance for deferred tax assets was not considered necessary as of December 31, 2002 and 2001 because the Company believes that it is more likely than not that the deferred tax assets will be realized through future reversals of existing taxable temporary differences and future taxable income.

     Income taxes paid for the years ended December 31, 2002, 2001 and 2000, were $20,066,000, $34,493,000 and $132,744,000, respectively.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     In December 2002, the Internal Revenue Service (IRS) closed their audit of the Company's federal income tax returns for the years 2000, 1999, and 1998. The Company has accrued for the taxes assessed as a result of the audit. The Company's tax returns for 2001 and later are expected to be under examination by the IRS beginning in 2004. The Company believes that any additional taxes refunded or assessed as a result of the examination will not have a material effect on its financial position.

(7) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS, RESERVE FOR LOSSES, AND CLAIM AND LOSS ADJUSTMENT EXPENSES

     Activity in the liability for unpaid accident and health claims, reserve for losses and claim and loss adjustment expenses is summarized as follows:

in thousands                              2002        2001       2000
------------                           ---------   ---------   ---------
Balance at January 1                   $ 518,209   $ 480,650   $ 470,501
      Less: reinsurance recoverable      433,323     404,357     121,395
                                       ---------   ---------   ---------
Net balance at January 1                  84,886      76,293     349,106
                                       ---------   ---------   ---------
Incurred related to:
      Current year                        65,692      65,370      95,703
      Prior years                          4,839      (2,577)     11,761
                                       ---------   ---------   ---------
Total incurred                            70,531      62,793     107,464
                                       ---------   ---------   ---------
Paid related to:
      Current year                        27,436      25,925      28,968
      Prior years                         40,589      28,275      58,557
                                       ---------   ---------   ---------
Total paid                                68,025      54,200      87,525
                                       ---------   ---------   ---------
Individual disability transfer                 -          -     (292,752)
                                       ---------   ---------   ---------
Net balance at December 31                87,392      84,886      76,293
      Plus: reinsurance recoverable      449,212     433,323     404,357
                                       ---------   ---------   ---------
Balance at December 31                 $ 536,604   $ 518,209   $ 480,650
                                       =========   =========   =========

     The liability for unpaid accident and health claims, reserve for losses and claim and loss adjustment expenses is included in future policy and contract benefits and pending policy and contract claims on the consolidated balance sheets.

     As a result of changes in estimates of claims incurred in prior years, the accident and health claims, reserve for losses and claim and loss adjustment expenses incurred increased by $4,839,000 in 2002, decreased by $2,577,000 in 2001, and increased by $11,761,000 in 2000, which includes the amortization of discount on individual accident and health claim reserves of $331,000, $430,000, and $14,016,000 in 2002, 2001 and 2000,
     respectively. The remaining changes in amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims, reserve for losses and claim and loss adjustment expenses.

     During 2000, the Company transferred reserves associated with its Individual Disability line of business to Standard Insurance Company (Standard) under a 100% coinsurance agreement. Associated reserves for accident and health claims, reserve for losses and claim and loss adjustment expenses were transferred as a part of this agreement. In addition, there was a trust agreement formed with Standard. The assets held in trust, by Standard, for the benefit of the Company are greater than the total associated reserves.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(8)  EMPLOYEE BENEFIT PLANS

     Pension Plans and Post Retirement Plans Other than Pensions

     The Company has noncontributory defined benefit retirement plans covering substantially all employees and certain agents. Benefits are based upon years of participation and the employee's average monthly compensation or the agent's adjusted annual compensation. Plan assets are comprised of mostly equity securities and fixed maturity securities, which are held in the general and separate accounts of the Company and administered under group annuity contracts issued by the Company. The Company's funding policy is to contribute annually the minimum amount required by applicable regulations.

     The Company also has an unfunded noncontributory defined benefit retirement plan, which provides certain employees with benefits in excess of limits for qualified retirement plans.

     The Company also has unfunded postretirement plans that provide certain health care and life insurance benefits to substantially all retired employees and agents. Eligibility is determined by age at retirement and years of service after age 30. Health care premiums are shared with retirees, and other cost-sharing features include deductibles and co-payments.

     The change in the benefit obligation and plan assets for the Company's plans as of December 31 was calculated as follows:

                                                  Pension Benefits         Other Benefits
                                               ----------------------  ---------------------
in thousands                                     2002        2001         2002        2001
------------                                   ---------   ---------   ---------   ---------
Change in benefit obligation:
Benefit obligation at beginning of year        $ 242,192   $ 210,342   $  36,744   $  31,552
Liability transfer to parent                           -           -        (886)          -
Service cost                                      11,937       9,031       1,871       1,342
Interest cost                                     17,690      16,222       2,780       2,357
Actuarial loss                                     9,239      12,308      13,391       2,620
Benefits paid                                     (5,946)     (5,711)     (1,181)     (1,127)
                                               ---------   ---------   ---------   ---------
Benefit obligation at end of year              $ 275,112   $ 242,192   $  52,719   $  36,744
                                               =========   =========   =========   =========
Change in plan assets:
Fair value of plan assets at the beginning
   of year                                     $ 158,096   $ 167,171   $       -   $       -
Actual return on plan assets                     (11,399)    (12,241)          -           -
Employer contribution                             20,101       8,877       1,181       1,127
Benefits paid                                     (5,946)     (5,711)     (1,181)     (1,127)
                                               ----------  ---------   ---------   ---------
Fair value of plan assets at the end of year   $ 160,852   $ 158,096   $       -   $       -
                                               ==========  =========   =========   =========

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Pension Plans and Post Retirement Plans Other than Pensions (Continued)

                                                Pension Benefits          Other Benefits
                                            -----------------------   ---------------------
                                                2002        2001         2002        2001
                                            -----------   ---------   ---------   ---------
in thousands
------------
Funded status                               $  (114,260)  $ (84,096)  $ (52,719)  $ (36,744)
Unrecognized net actuarial loss (gain)           82,353      46,488       7,037      (6,411)
Unrecognized prior service cost (benefit)         5,862       6,816      (1,051)     (1,446)
                                            -----------   ---------   ----------  ---------
Net amount recognized                       $   (26,045)  $ (30,792)  $ (46,733)  $ (44,601)
                                            ===========   =========   ==========  =========
Amounts recognized in the consolidated
  balance sheets consist of:
Accrued benefit cost                        $   (31,319)  $ (32,306)  $ (46,733)  $ (44,601)
Intangible asset:                                 5,274       1,514           -           -
                                            -----------   ---------   ---------   ---------
Net amount recognized                       $   (26,045)  $ (30,792)  $ (46,733)  $ (44,601)
                                            ===========   =========   =========   =========

                                   Pension Benefits        Other Benefits
                                 -------------------     ------------------
                                  2002         2001       2002        2001
                                 ------       ------     ------      ------
Weighted average assumptions
   as of December 31
Discount rate                     7.00%        7.25%      7.00%       7.25%
Expected return on plan assets    8.16%        8.25%         -           -
Rate of compensation increase     5.48%        5.43%         -           -

     For measurement purposes, an 11.0 percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 2002. The rate was assumed to decrease gradually to 5.5 percent for 2012 and remain at that level thereafter.

Components of net periodic                       Pension Benefits                       Other Benefits
                                       ----------------------------------   ---------------------------------
   benefit cost                           2002         2001        2000        2002        2001        2000
                                       ----------   ---------   ---------   ---------   ---------   ---------
in thousands
------------
Service cost                           $   11,937   $   9,031   $   8,895   $   1,871   $   1,342   $   1,454
Interest cost                              17,690      16,222      15,058       2,780       2,357       2,314
Expected return on plan assets            (15,883)    (14,256)    (13,151)          -           -           -
Amortization of prior service
   cost (benefit)                             954         954         954        (526)       (513)       (513)
Recognized net actuarial loss (gain)          656         321         743         (88)       (597)       (448)
                                       ----------   ---------   ---------   ---------   ---------   ---------
Net periodic benefit cost              $   15,354   $  12,272    $ 12,499   $   4,037   $   2,589   $   2,807
                                       ==========   =========   =========   =========   =========   =========

     The Company recorded an additional minimum liability of $5,274,000 and $1,514,000 as of December 31, 2002, and 2001, respectively. This liability represents the amount by which the accumulated benefit obligation exceeded the sum of the fair market value of plan assets and accrued amounts previously recorded. The additional liability may be offset by an intangible asset to the extent of previously unrecognized prior service cost. The intangible asset of $5,274,000 and $1,514,000 at December 31, 2002, and 2001, respectively, is included in other assets in the consolidated balance sheets.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Pension Plans and Post Retirement Plans Other than Pensions (Continued)

     The projected benefit obligation, accumulated benefit obligation, and fair value of plan assets for the pension plan with accumulated benefit obligations in excess of plan assets were $267,263,000, $179,734,000, and $154,031,000, respectively, as of December 31, 2002 and $53,756,000,
     $40,746,000 and $21,129,000, respectively, as of December 31, 2001.

     The assumptions presented herein are based on pertinent information available to management as of December 31, 2002 and 2001. Actual results could differ from those estimates and assumptions. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the postretirement benefit obligation as of December 31, 2002 by $17,177,000 and the estimated eligibility cost and interest cost components of net periodic benefit costs for 2002 by $1,831,000. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the postretirement benefit obligation as of December 31, 2002 by $13,553,000 and the estimated eligibility cost and interest cost components of net periodic postretirement benefit costs for 2002 by $1,414,000.

     Profit Sharing Plans

     The Company also has profit sharing plans covering substantially all employees and agents. The Company's contribution rate to the employee plan is determined annually by the directors of the Company and is applied to each participant's prior year earnings. The Company's contribution to the agent plan is made as a certain percentage, based upon years of service, applied to each agent's total annual compensation. The Company recognized contributions to the plans during 2002, 2001 and 2000 of $3,899,000, $4,563,000 and $8,794,000, respectively. Participants may elect to receive a portion of their contributions in cash.

(9)  REINSURANCE

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligation under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed to be uncollectible.

     Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

     The effect of reinsurance on premiums for the years ended December 31 was as follows:

in thousands             2002       2001         2000
------------          ---------   ---------   ---------
Direct premiums       $ 807,116   $ 761,877   $ 697,933
Reinsurance assumed     181,473     140,303     129,800
Reinsurance ceded      (100,100)   (108,823)    (66,282)
                      ---------   ---------   ---------
      Net premiums    $ 888,489   $ 793,357   $ 761,451
                      =========   =========   =========

     Reinsurance recoveries on ceded reinsurance contracts were $103,979,000, $95,136,000 and $73,484,000 during 2002, 2001 and 2000, respectively.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     On January 12, 2001, the Company entered into a written agreement with First Allmerica Financial Life Insurance Company whereby 401(k) accounts representing approximately 370 contracts with associated fixed and variable assets of approximately $364,600,000 were transferred to separate accounts and approximately $31,600,000 were transferred to the general account, effective July 2, 2001.

     On October 1, 2000, the Company entered into a 100% coinsurance agreement of its Individual Disability line of business, inforce and future sales, with Standard Insurance Company. In addition, the Company recaptured a previous reinsurance agreement with Paul Revere Insurance Company as part of this transaction. Paul Revere transferred reserves of approximately $141,818,000. The Company transferred net reserves of approximately $499,000,000. Under the terms of the coinsurance agreement, assets supporting these reserves are held under a trust agreement for the benefit of the Company in the event that the reinsurer is unable to perform its obligations. A deferred gain of approximately $64,000,000 was recognized as part of this transaction. This gain will be amortized over the life of the underlying policies in a manner similar to the related deferred policy acquisition costs. The deferred gain balance is included in other liabilities in the consolidated balance sheets. Amortization of this gain is included in other income in the statement of operations. The amortized gain for 2002 and 2001 was $4,074,000 in each year. The amounts of reinsurance recoveries pertaining to the Standard Insurance Company coinsurance agreement were $56,077,000 and $54,489,000 during 2002 and 2001, respectively. The amounts of reinsurance recoverables carried on the balance sheet were $571,492,000 and $552,790,000 at December 31, 2002 and 2001, respectively. The Company continues to write disability policies and cedes all policies to Standard Insurance Company.

(10) FAIR VALUE OF FINANCIAL INSTRUMENTS

     The estimated fair value of the Company's financial instruments has been determined using available market information as of December 31, 2002 and 2001. Although management is not aware of any factors that would significantly affect the estimated fair value, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgement is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

     Please refer to note 2 for additional fair value disclosures concerning fixed maturity securities, equity securities, mortgages, private equity investments and derivatives. The carrying amounts for policy loans, cash, short-term investments and finance receivables approximate the assets' fair values.

     The interest rates on the finance receivables outstanding as of December 31, 2002 and 2001, are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturity; as such, the carrying value of the finance receivables outstanding as of December 31, 2002 and 2001, approximate the fair value for those respective dates.

     The fair values of deferred annuities, annuity certain contracts and other fund deposits, which have guaranteed interest rates and surrender charges are estimated to be the amount payable on demand as of December 31, 2002 and 2001 as those investment contracts have no defined maturity and are similar to a deposit liability. The amount payable on demand equates to the account balance less applicable surrender charges. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The fair values of guaranteed investment contracts and supplementary contracts without life contingencies are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued. Rates currently available to the Company for debt with similar terms and remaining maturities are used to estimate the fair value of notes payable.

     The carrying amounts and fair values of the Company's financial instruments, which were classified as assets as of December 31, were as follows:

in thousands                                    2002                            2001
------------                        ---------------------------   ------------------------------
                                      Carrying         Fair          Carrying           Fair
                                       Amount          Value          Amount            Value
                                    ------------   ------------   --------------    ------------
Fixed maturity securities:
      Available-for-sale            $  4,784,210   $  4,784,210   $    5,279,515    $  5,279,515
Equity securities                        461,426        461,426          602,554         602,554
Fixed maturity securities on loan      1,208,935      1,208,935          365,031         365,031
Equity securities on loan                 71,338         71,338           48,280          48,280
Commercial mortgage loans                767,944        852,251          738,749         761,004
Policy loans                             259,531        259,531          256,844         256,844
Short-term investments                 1,460,454      1,460,454          621,907         621,907
Cash                                      24,694         24,694           32,589          32,589
Finance receivables, net                 121,306        121,306          126,037         126,037
Private equity investments               221,614        221,614          263,928         263,928
Separate account assets                6,684,280      6,684,280        7,558,283       7,558,283
Other assets                              14,093         14,093           74,078          74,078
                                    ------------   ------------   --------------    ------------
    Total financial assets          $16,079,825    $ 16,164,132   $   15,967,795    $ 15,990,050
                                    ============   ============   ==============    ============

     The carrying amounts and fair values of the Company's financial instruments, which were classified as liabilities as of December 31, were as follows:

in thousands                                    2002                            2001
------------                        ---------------------------   ------------------------------
                                      Carrying         Fair          Carrying           Fair
                                       Amount          Value          Amount            Value
                                    ------------   ------------   --------------    ------------
Deferred annuities                  $  1,712,482   $  1,711,913   $    1,615,774    $  1,611,178
Annuity certain contracts                 62,231         64,146           60,187          60,769
Other fund deposits                    1,006,327      1,011,822          956,147         957,461
Supplementary contracts without
      life contingencies                  50,955         51,137           42,092          43,134
Notes payable                            137,000        139,476          159,000         162,341
Separate account liabilities           6,646,646      6,646,646        7,511,607       7,511,607
Securities lending collateral          1,307,146      1,307,146          424,406         424,406
                                    ------------   ------------   --------------    ------------
      Total financial liabilities   $ 10,922,787   $ 10,932,286   $   10,769,213    $ 10,770,896
                                    ============   ============   ==============    ============

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(11) RELATED PARTY TRANSACTIONS

     The Company has investment advisory agreements with an affiliate, Advantus Capital Management, Inc. (Advantus). Under these agreements, the Company pays quarterly investment management fees based on total assets managed. Investment management fees paid by the Company during 2002 were $10,866,000. As of December 31, 2002, $3,238,000 was due to Advantus, under these agreements.

     The Company also has an agreement with Securian Financial Services, Inc.
     (SFS). Under this agreement, SFS is the distributor of the Company's variable annuity and variable life products. Fees paid for performing compliance functions for these variable products by the Company totaled $3,539,000 for the year ended December 31, 2002.

     The Company has agreements with its affiliates for expenses including allocations for occupancy costs, data processing, compensation, advertising and promotion, and other administrative expenses, in which the Company incurs on behalf of its affiliates. At December 31, 2002 and 2001, the amount payable to the Company was $12,363,000 and $4,243,000, respectively. The amount of expenses incurred as of December 31, 2002, 2001, and 2000 were $49,205,000, $14,529,000 and $12,280,000 respectively.

     During 2002, the Company sold a group variable universal life policy to Securian Financial Group, Inc. The Company received premiums of $2,000,000 in 2002. No claims were paid in 2002. As of December 31, 2002, reserves held under this policy were $3,734,000.

(12) NOTES PAYABLE

     In September 1995, the Company issued surplus notes with a face value of $125,000,000, at 8.25%, due in 2025. The surplus notes are subordinate to all current and future policyholders interests, including claims, and indebtedness of the Company. All payments of interest and principal on the notes are subject to the approval of the Minnesota Department of Commerce (Department of Commerce). The approved accrued interest was $3,008,000 as of December 31, 2002 and 2001. The issuance costs of $1,421,000 are deferred and amortized over 30 years on straight-line basis.

     Notes payable as of December 31 were as follows:

in thousands                                                           2002             2001
------------                                                      --------------    ------------
Corporate-surplus notes, 8.25%, 2025                              $      125,000    $    125,000
Consumer finance subsidiary-senior, 6.90%-7.06%, through 2003             12,000          34,000
                                                                  --------------    ------------
      Total notes payable                                         $      137,000    $    159,000
                                                                  ==============    ============

     At December 31, 2002, the aggregate minimum annual notes payable maturities for the next five years are as follows: 2003, $12,000,000; 2004, $0; 2005, $0; 2006, $0; 2007, $0; thereafter $125,000,000.

     Long-term borrowing agreements involving the consumer finance subsidiary include provisions with respect to borrowing limitations, payment of cash dividends on or purchases of common stock, and maintenance of liquid net worth of $41,354,000. The consumer finance subsidiary was in compliance with all such provisions at December 31, 2002.

     The Company maintains a line of credit, which is drawn down periodically throughout the year. As of December 31, 2002 and 2001, the outstanding balance of this line of credit was zero.

     Interest paid on debt for the years ended December 31, 2002, 2001 and 2000, was $12,579,000, $15,252,000 and $26,775,000, respectively.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(13) OTHER COMPREHENSIVE INCOME

     Comprehensive income is defined as any change in stockholder's equity originating from non-owner transactions. The Company has identified those changes as being comprised of net income, unrealized appreciation (depreciation) on securities and deferred policy acquisition cost adjustments.

     The components of comprehensive Income (loss), other than net income are illustrated below:

in thousands                                                           2002              2001          2000
------------                                                      --------------    ------------   ------------
Other comprehensive income (loss), before tax:
     Unrealized gains (loss) on securities                        $      (74,150)   $   (202,783)  $    346,347
         Reclassification adjustment for
            gains (losses) included in net income                        138,595          18,821       (147,416)
     Adjustment to unearned policy and contract fees                      13,074           6,433            473
     Adjustment to reserves                                              (54,290)              -              -
     Adjustment to deferred policy acquisition costs                     (93,375)        (41,993)           414
                                                                  --------------    ------------    -----------
                                                                         (70,146)       (219,522)       199,818
     Income tax expense related to items of other
         comprehensive income                                             25,248          75,386        (70,470)
                                                                  --------------    ------------   ------------
     Other comprehensive income (loss), net of tax                $      (44,898)   $   (144,136)      $129,348
                                                                  ==============    ============   ============

(14) STOCK DIVIDENDS

     During 2002, the Company declared and paid dividends to Securian Financial Group, Inc. totaling $29,500,000. These dividends were in the form of cash. Additionally, the Company declared and accrued a dividend representing the affiliated stock of Securian Casualty Company. The amount of the transfer, on January 2, 2003, of Securian Casualty Company was $8,398,000. During 2001, the Company declared and paid dividends to Securian Financial Group, Inc. totaling $12,372,000. These dividends were in the form of securities and the transfer of ownership of a corporate-owned life insurance policy. Additionally, the Company declared and accrued a dividend representing the affiliated stock of Advantus Capital Management, Inc. The amount of the transfer, on January 2, 2002, of Advantus Capital Management, Inc. was $48,748,000. During 2000, the Company declared and paid dividends to Securian Financial Group, Inc, totaling $52,800,000. These dividends were in the form of cash.

     Dividend payments by Minnesota Life Insurance Company to its parent cannot exceed the greater of 10% of statutory capital and surplus or the statutory net gain from operations as of the preceding year-end, as well as the timing and amount of dividends paid in the preceding 12 months, without prior approval from the Department of Commerce. Based on these limitations and 2002 statutory results, the maximum amount available for the payment of dividends during 2003 by Minnesota Life Insurance Company without prior regulatory approval is $109,896,000 after November 6, 2003.

(15) LEGAL PROCEEDINGS

     The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will not have a material adverse effect on operations or the financial position of the Company. Total expenses related to litigation or legal proceedings were $1,249,000, $39,654,000 and $3,529,000 in 2002, 2001 and 2000, respectively.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(16) COMMITMENTS AND CONTINGENCIES

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.

     The Company holds "To-Be-Announced" (TBA) Government National Mortgage Association forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. Most of these TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date. These securities are reported at fair value as other invested assets. As of December 31, 2002 and 2001, these securities were reported at $6,523,000 and $60,484,000, respectively.

     The Company has issued certain participating group annuity and group life insurance contracts jointly with another life insurance company. The joint contract issuer has liabilities related to these contracts of $50,325,000 and $97,800,000 as of December 31, 2002 and 2001, respectively. To the extent the joint contract issuer is unable to meet its obligation under the agreement, the Company remains liable.

     The Company has long-term commitments to fund private equity investments and real estate investments totaling $145,354,000 as of December 31, 2002. The Company estimates that $48,000,000 of these commitments will be invested in 2003, with the remaining $97,354,000 invested over the next four years.

     As of December 31, 2002, the Company had committed to purchase mortgage loans totaling $14,082,000 but had not completed the purchase transactions.

     The Company has a long-term lease agreement with an affiliated company, Capitol City Property Management, Inc, for rental space in downtown St. Paul. Minimum gross rental commitments under the lease are as follows:
     2003, $11,267,000; 2004, $11,267,000; 2005, $11,267,000; 2006, $11,267,000;
     2007, $11,267,000. The Company sub-leases space in downtown St. Paul. Commitments to the Company from these agreements are as follows: 2003, $746,000; 2004, $786,000; 2005, $794,000; 2006, $669,000; 2007, $687,000.
     Lease expense net of sub-lease income for the years ended December 31, 2002, 2001 and 2000 was $8,740,000, $9,662,000 and $2,491,000,
     respectively.

     At December 31, 2002, the Company had guaranteed the payment of $83,700,000 in policyholder dividends and discretionary amounts payable in 2003. The Company has pledged bonds, valued at $93,998,000 to secure this guarantee.

     The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. At December 31, 2002 and 2001 the amount was immaterial to the financial statements. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits. This asset was $2,377,000 and $3,255,000 for the periods ending December 31, 2002 and 2001, respectively. These assets are being amortized over a five-year period.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

(17) STATUTORY FINANCIAL DATA

     The Company also prepares financial statements according to statutory accounting practices prescribed or permitted by the Department of Commerce for purposes of filing with the Department of Commerce, the National Association of Insurance Commissioners (NAIC) and states in which the Company is licensed to do business. Statutory accounting practices focus primarily on solvency and surplus adequacy.

     Prescribed accounting practices include a variety of publications of the NAIC as well as state laws, regulation and general administrative rules. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The NAIC project to codify statutory accounting practices (Codification) was effective January 1, 2001. Codification continues to encompass both prescribed and permitted practices as described above. Any amounts identified as a change due to implementing Codification were recorded to statutory surplus. The Company determined that Codification, at the time of initial adoption, had an impact of increasing statutory surplus by approximately $47,020,000.

     The significant differences that exist between statutory and GAAP accounting, and their effects are illustrated below:

                                                              Year ended December
                                                        -----------------------------
in thousands                                                2002            2001
------------                                            ------------   --------------
Statutory capital and surplus                           $    961,239   $    1,075,907
Adjustments:
     Deferred policy acquisition costs                       570,264          682,794
     Net unrealized investment gains                         354,862          217,864
     Adjustment to reserves                                  (54,290)               -
     Statutory asset valuation reserve                       251,505          303,888
     Statutory interest maintenance reserve                   12,815            7,050
     Premiums and fees deferred or receivable                (48,756)         (51,572)
     Change in reserve basis                                 121,770          113,646
     Deferred reinsurance gain                               (55,143)         (59,217)
     Separate accounts                                       (28,214)         (39,126)
     Unearned policy and contract fees                      (128,690)        (140,315)
     Surplus notes                                          (125,000)        (125,000)
     Net deferred income taxes                              (324,356)        (313,147)
     Pension benefit liabilities                             (18,533)          (6,815)
     Non-admitted assets                                     280,851          194,154
     Policyholder dividends                                   64,659           65,828
     Valuation allowance difference                           13,633                -
     Other                                                     4,648            6,365
                                                        ------------   --------------
Stockholder's equity as reported in the accompanying
    consolidated financial statements                   $  1,853,264   $    1,932,304
                                                        ============   ==============

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The significant differences that exist between statutory and GAAP accounting, and their effects are illustrated below (2002 and 2001 results are codified, and 2000 are prior to Codification):

                                                                 As of December 31
                                                  ----------------------------------------------
in thousands                                          2002             2001             2000
------------                                      ------------    --------------    ------------
Statutory net income (loss)                       $     (9,814)   $       47,505    $    251,003
Adjustments:
     Deferred policy acquisition costs                 (19,156)           13,716          (5,203)
     Statutory interest maintenance reserve              5,470            (1,138)        (20,544)
     Premiums and fees deferred or receivable            1,611           (10,213)         (1,264)
     Change in reserve basis                            (2,797)           (2,180)          3,783
     Separate accounts                                  10,913             9,971          15,762
     Deferred reinsurance gain                         (12,847)           (2,394)          1,018
     Unearned policy and contract fees                   1,600            (1,845)          1,645
     Realized gains (losses)                           (10,012)            1,586         (11,747)
     Net deferred income taxes                          23,524             3,928           4,403
     Policyholder dividends                             (1,168)             (714)          4,354
     Pension benefits                                    7,472            16,605          (7,952)
     Other                                               8,960            (4,399)           (538)
                                                  ------------    --------------    ------------
Net income as reported in the accompanying
     consolidated financial statements            $      3,756    $       70,428    $    234,720
                                                  ============    ==============    ============

(18) SUBSEQUENT EVENTS

     On February 10, 2003, the Company declared a dividend of $14,000,000 payable to Securian Financial Group, Inc. The dividend represents the affiliated stock of Securian Life Insurance Company and is payable on April 1, 2003.

                                                                     (Continued)

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
 SCHEDULE I - SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2002
                                 (In thousands)

                                                                                                        As shown
                                                                                                         on the
                                                                                    Market            consolidated
Type of investment                                         Cost (3)                 Value            balance sheet(1)
                                                       ----------------        ----------------      ----------------
Fixed maturity securities
     United States government and government
        agencies and authorities                       $        201,802        $        220,925      $        220,925
     Foreign governments                                          1,280                     841                   841
     Public utilities                                           295,962                 308,575               308,575
     Mortgage-backed securities                               1,292,651               1,369,654             1,369,654
     All other corporate fixed maturity securities            2,710,571               2,884,215             2,884,215
                                                       ----------------        ----------------      ----------------
        Total fixed maturity securities                       4,502,266               4,784,210             4,784,210
                                                       ----------------        ----------------      ----------------
Equity securities:
     Common stocks:
        Public utilities                                          6,518                   6,798                 6,798
        Banks, trusts and insurance companies                    62,336                  65,016                65,016
        Industrial, miscellaneous and all other                 429,572                 381,612               381,612
     Nonredeemable preferred stocks                               8,000                   8,000                 8,000
                                                       ----------------        ----------------      ----------------
        Total equity securities                                 506,426                 461,426               461,426
                                                       ----------------        ----------------      ----------------
Mortgage loans on real estate                                   767,944                  xxxxxx               767,944
Real estate (2)                                                   7,858                  xxxxxx                 7,858
Policy loans                                                    259,531                  xxxxxx               259,531
Other investments                                               186,521                  xxxxxx               186,521
Private equity investments                                      278,539                  xxxxxx               221,614
Fixed maturity securities on loan                             1,136,147                  xxxxxx             1,208,935
Equity securities on loan                                        73,904                  xxxxxx                71,338
Short - term investments                                      1,460,454                  xxxxxx             1,460,454
                                                       ----------------        ----------------      ----------------
        Total                                                 4,170,898                       -             4,184,195
                                                       ----------------        ----------------      ----------------
Total investments                                      $      9,179,590        $      5,245,636      $      9,429,831
                                                       ================        ================      ================

(1) Fair value for common stocks and fixed maturity securities classified as available-for-sale.

(2) The carrying value of real estate acquired in satisfaction of indebtedness is $ -0-.

(3) Original cost for equity securities and original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts for fixed maturity securities and other investments

See independent auditors' report.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
               SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
                                 (In thousands)

                                                         As of December 31,
                             --------------------------------------------------------------------------
                                                   Future policy
                                Deferred             benefits                           Other policy
                                 policy           losses, claims                         claims and
                               acquisition        and settlement       Unearned            benefits
         Segment                  costs            expenses (1)       premiums (2)         payable
-------------------------    ---------------      ---------------   ---------------    ---------------
2002:
   Life insurance            $       421,265      $     2,605,553   $       156,832    $       111,576
   Accident and
      health insurance                78,588              638,288            34,418             19,349
   Annuity                            70,885            3,155,822                27                196
   Property and
      liability insurance                  -                   25                 -                  -
                             ---------------      ---------------   ---------------    ---------------
                             $       570,738      $     6,399,688   $       191,277    $       131,121
                             ===============      ===============   ===============    ===============

2001:
   Life insurance            $       498,233      $     2,563,749   $       171,174    $       113,351
   Accident and
      health insurance                87,059              615,020            38,052             19,103
   Annuity                            98,047            2,942,241                29              1,466
   Property and
      liability insurance                  -                   38                 -                  -
                             ---------------      ---------------   ---------------    ---------------
                             $       683,339      $     6,121,048   $       209,255    $       133,920
                             ===============      ===============   ===============    ===============

2000:
   Life insurance            $       526,289      $     2,469,673   $       173,063    $        89,087
   Accident and
      health insurance                88,320              579,170            37,815             17,659
   Annuity                            96,937            2,887,586                 -                269
   Property and
      liability insurance                  -                  154                 -                  -
                             ---------------      ---------------   ---------------    ---------------
                             $       711,546      $     5,936,583   $       210,878    $       107,015
                             ===============      ===============   ===============    ===============

                                                             For the years ended December 31,
                            --------------------------------------------------------------------------------------------------------
                                                                                      Amortization
                                                                     Benefits,         of deferred
                                                     Net          claims, losses         policy             Other
                                Premium          investment       and settlement       acquisition        operating       Premiums
         Segment              revenue (3)          income          expenses (5)          costs             expenses      written (4)
-------------------------   ---------------    ---------------    ---------------    ---------------   ---------------   -----------
2002:
   Life insurance           $     1,009,836    $       260,686    $       883,852    $       147,235   $       347,838   $         -
   Accident and
      health insurance              131,835             12,494             60,459             20,511            98,679             -
   Annuity                          106,807            225,704            213,817             20,916            88,540             -
   Property and
      liability insurance                 -                219                (18)                 -                40             -
                            ---------------    ---------------    ---------------    ---------------   ---------------   -----------
                            $     1,248,478    $       499,103    $     1,158,110    $       188,662   $       535,097   $         -
                            ===============    ===============    ===============    ===============   ===============   ===========

2001:
   Life insurance           $       918,901    $       288,841    $       817,054    $       136,512   $       463,715   $         -
   Accident and
      health insurance              136,637             12,823             53,611             13,170           106,770             -
   Annuity                           92,192            225,200            193,772             21,898            90,793             -
   Property and
      liability insurance                 -                471                (19)                 -               204             -
                            ---------------    ---------------    ---------------    ---------------   ---------------   -----------
                            $     1,147,730    $       527,335    $     1,064,418    $       171,580   $       661,482   $         -
                            ===============    ===============    ===============    ===============   ===============   ===========

2000:
   Life insurance           $       842,842    $       304,584    $       722,713    $       153,634   $       420,842   $         -
   Accident and
      health insurance              175,762             40,232             85,680              8,613           101,201             -
   Annuity                          102,827            230,584            205,036             23,715            80,116             -
   Property and
      liability insurance                 -                500                143                  -               319             -
                            ---------------    ---------------    ---------------    ---------------   ---------------   -----------
                            $     1,121,431    $       575,900    $     1,013,572    $       185,962   $       602,478   $         -
                            ===============    ===============    ===============    ===============   ===============   ===========

(1) Includes policy and contract account balances

(2) Includes unearned policy and contract fees

(3) Includes policy and contract fees

(4) Applies only to property and liability insurance

(5) Includes policyholder dividends

See independent auditors' report.

                MINNESOTA LIFE INSURANCE COMPANY AND SUBSIDIARIES
                            SCHEDULE IV - REINSURANCE
                  YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000
                                 (In thousands)

                                                                                                              Percentage
                                                              Ceded to      Assumed from                       of amount
                                                Gross          other            other            Net            assumed
                                                amount        companies       companies        amount            to net
                                            -------------   -------------   -------------   -------------    ------------
2002: Life insurance in force               $ 266,335,791   $  35,836,486   $  76,101,905   $ 306,601,210        24.8%
                                            =============   =============   =============   =============
      Premiums:
         Life insurance                     $     566,342   $      25,262   $     180,539   $     721,619        25.0%
         Accident and health insurance            200,610          74,838             934         126,706         0.7%
         Annuity                                   40,164               -               -          40,164           -
         Property and liability insurance               -               -               -               -           -
                                            -------------   -------------   -------------   -------------
             Total premiums                 $     807,116   $     100,100   $     181,473   $     888,489        20.4%
                                            =============   =============   =============   =============

2001: Life insurance in force               $ 233,303,591   $  28,244,100   $  63,354,138   $ 268,413,629        23.6%
                                            =============   =============   =============   =============
      Premiums:
         Life insurance                     $     530,352   $      30,128   $     138,774   $     638,998        21.7%
         Accident and health insurance            208,520          78,212           1,047         131,355         0.8%
         Annuity                                   23,004               -               -          23,004           -
         Property and liability insurance               1             483             482               -           -
                                            -------------   -------------   -------------   -------------
             Total premiums                 $     761,877   $     108,823   $     140,303   $     793,357        17.7%
                                            =============   =============   =============   =============

2000: Life insurance in force               $ 200,965,213   $  22,944,226   $  43,657,674   $ 221,678,661        19.7%
                                            =============   =============   =============   =============
      Premiums:
         Life insurance                     $     476,897   $      28,343   $     121,296   $     569,850        21.3%
         Accident and health insurance            199,590          30,085             923         170,428         0.5%
         Annuity                                   21,173               -               -          21,173           -
         Property and liability insurance             273           7,854           7,581               -           -
                                            -------------   -------------   -------------   -------------
             Total premiums                 $     697,933   $      66,282   $     129,800   $     761,451        17.0%
                                            =============   =============   =============   =============

See independent auditors' report.

                            PART C: OTHER INFORMATION


Item Number    Caption in Part C

    27.        Exhibits

    28.        Directors and Officers of the Minnesota Life Insurance Company

    29.        Persons Controlled by or Under Common Control with Minnesota Life
               Insurance Company or Minnesota Life Variable Universal Life
               Account

    30.        Indemnification

    31.        Principal Underwriters

    32.        Location of Accounts and Records

    33.        Management Services

    34.        Fee Representation

                            PART C: OTHER INFORMATION

Item 27. Exhibits

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 28. Directors and Officers of the Minnesota Life Insurance Company


Name and Principal                     Position and Offices
Business Address                        with Minnesota Life
------------------                     --------------------

Richard H. Anderson                    Director
Northwest Airlines, Inc.
5101 Northwest Drive
St. Paul, MN  55111-3034

Mary K. Brainerd                       Director
HealthPartners
8100 34th Avenue South
Bloomington, MN  55425

John F. Bruder                         Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Thomas P. Burns                        Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Keith M. Campbell                      Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

John W. Castro                         Director
Merrill Corporation
One Merrill Circle
St. Paul, MN  55108

John E. Gherty                         Director
Land O'Lakes, Inc.
P.O. Box 64101
St. Paul, MN  55164

John F. Grundhofer                     Director
U.S. Bancorp
800 Nicollet Mall
Suite 2300
Minneapolis, MN  55402

Robert E. Hunstad                      Director and Executive Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101


Name and Principal                     Position and Offices
Business Address                        with Minnesota Life
------------------                     --------------------
James E. Johnson                       Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

David S. Kidwell, Ph.D.                Director
2129 Bancroft Place NW
Washington, D.C.  20008-4019

Reatha C. King, Ph.D.                  Director
General Mills Foundation
110 Bank Street SE
Unit 2403
Minneapolis, MN  55414

Dianne M. Orbison                      Senior Vice President
Minnesota Life Insurance Company       and Treasurer
400 Robert Street North
St. Paul, MN  55101

Dennis E. Prohofsky                    Director, Executive Vice President,
Minnesota Life Insurance Company       General Counsel and Secretary
400 Robert Street North
St. Paul, MN  55101

Robert L. Senkler                      Chairman, President and Chief
Minnesota Life Insurance Company       Executive Officer
400 Robert Street North
St. Paul, MN  55101

Gregory S. Strong                      Senior Vice President
Minnesota Life Insurance Company       and Chief Financial Officer
400 Robert Street North
St. Paul, MN  55101

Randy F. Wallake                       Director and Executive Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101


Item 29. Persons Controlled by or Under Common Control with Minnesota Life Insurance Company or Minnesota Life Variable Universal Life Account

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

     Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

     Securian Financial Group, Inc. (Delaware)
     Capitol City Property Management, Inc.
     Robert Street Property Management, Inc.

Wholly-owned subsidiaries of Securian Financial Group, Inc.


     Minnesota Life Insurance Company
     Securian Financial Network, Inc.
     Securian Ventures, Inc.
     Advantus Capital Management, Inc.
     Securian Financial Services, Inc.
     Securian Trust Company, N.A.
     I.A. Systems, Inc. (New York)



Wholly-owned subsidiary of Securian Casualty Company:

     Securian Life Insurance Company

Wholly-owned subsidiaries of Minnesota Life Insurance Company:


     Northstar Life Insurance Company (New York)
     Personal Finance Company (Delaware)
     Enterprise Holding Corporation


Wholly-owned subsidiaries of Securian Financial Services, Inc.:

     MIMLIC Insurance Agency of Massachusetts, Inc. (Massachusetts) MIMLIC Insurance Agency of Texas, Inc. (Texas)
     Ascend Insurance Agency of Nevada, Inc. (Nevada)
     Ascend Insurance Agency of Oklahoma, Inc. (Oklahoma)
     Worthmark Financial Services, LLC (Delaware)

Wholly-owned subsidiaries of Enterprise Holding Corporation:

     Financial Ink Corporation
     Oakleaf Service Corporation
     Concepts in Marketing Research Corporation
     Lafayette Litho, Inc.
     DataPlan Securities, Inc. (Ohio)
     MIMLIC Imperial Corporation
     MIMLIC Funding, Inc.
     MCM Funding 1997-1, Inc.
     MCM Funding 1998-1, Inc.
     Ministers Life Resources, Inc.

Wholly-owned subsidiaries of Securian Financial Network, Inc.:

     Securian Financial Network, Inc. (Alabama)
     Securian Financial Network, Inc. (Nevada)
     Securian Financial Network, Inc. (Oklahoma)
     Securian Financial Network, Inc. (Texas)

Open-end registered investment company offering shares solely to separate accounts of Minnesota Life Insurance Company:

     Advantus Series Fund, Inc.

Fifty percent-owned subsidiary of MIMLIC Imperial Corporation:

     C.R.I. Securities, Inc.

Majority-owned subsidiaries of Minnesota Life Insurance Company:

     MIMLIC Life Insurance Company (Arizona)
     Advantus Enterprise Fund, Inc.
     Advantus International Balanced Fund, Inc.
     Advantus Venture Fund, Inc.
     Advantus Real Estate Securities Fund, Inc.
     Advantus Cornerstone Fund, Inc.

Majority-owned subsidiary of Securian Financial Services, Inc.:

    MIMLIC Insurance Agency of Ohio, Inc. (Ohio)

Less than 25% owned subsidiaries of Minnesota Life Insurance Company:

    Advantus Horizon Fund, Inc.
    Advantus Spectrum Fund, Inc.
    Advantus Mortgage Securities Fund, Inc.
    Advantus Bond Fund, Inc.
    Advantus Money Market Fund, Inc.
    Advantus Index 500 Fund, Inc.

Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

Item 30. Indemnification

The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys' fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.

Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account pursuant to the foregoing provisions, or otherwise, Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account of expenses incurred or paid by a director, officer or controlling person of Minnesota Life Insurance Company and Minnesota Life Variable Universal Life Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, Minnesota Life Insurance Company and Minnesota Life Variable Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

     (a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:

         Advantus Horizon Fund, Inc.
         Advantus Spectrum Fund, Inc.
         Advantus Mortgage Securities Fund, Inc.
         Advantus Money Market Fund, Inc.
         Advantus Bond Fund, Inc.
         Advantus Cornerstone Fund, Inc.
         Advantus Enterprise Fund, Inc.
         Advantus International Balanced Fund, Inc.
         Advantus Venture Fund, Inc.
         Advantus Index 500 Fund, Inc.
         Advantus Real Estate Securities Fund, Inc.
         Variable Fund D
         Variable Annuity Account
         Minnesota Life Variable Life Account
         Minnesota Life Variable Universal Life Account
         Northstar Life Variable Universal Life Account

     (b) The name and principal business address, positions and offices with Securian Financial Services, Inc., and positions and offices with Registrant of each director and officer of Securian Financial Services, Inc. is as follows:


                                      Positions and
Name and Principal                       Offices
Business Address                     with Underwriter
------------------                   ----------------
George I. Connolly                   President, Chief
Securian Financial Services, Inc.    Executive Officer and
400 Robert Street North              Director
St. Paul, Minnesota 55101

Lynda S. Czarnetzki                  Treasurer
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101

Robert E. Hunstad                    Director
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

Dennis E. Prohofsky                  Director
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

                                      Positions and
Name and Principal                       Offices
Business Address                     with Underwriter
------------------                   ----------------

Peter D. Seltz                       Vice President,
Securian Financial Services, Inc.    Sales and Marketing
400 Robert Street North
St. Paul, Minnesota 55101

Loyall E. Wilson                     Vice President, Chief
Securian Financial Services, Inc.    Compliance Officer and
400 Robert Street North              Secretary
St. Paul, Minnesota 55101

Michael J. Jorgenson                 Vice President and
Securian Financial Services, Inc.    Chief Operating Officer
400 Robert Street North
St. Paul, Minnesota 55101

Kimberly K. Carpenter                Assistant Secretary
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101

Allen L. Peterson                    Assistant Secretary
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101


     (c) All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


 Name of            Net Underwriting  Compensation on
Principal             Discounts and    Redemption or    Brokerage      Other
Underwriter            Commissions     Annuitization   Commissions  Compensation
-----------         ----------------  ---------------  -----------  ------------

Securian Financial,
 Services Inc.        $11,309,746           --             --           --

Item 32. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Minnesota Life Insurance Company, St. Paul, Minnesota 55101.

Item 33. Management Services

None.

Item 34. Fee Representation

Minnesota Life Insurance Company hereby represents that, as to the variable life insurance policies which are the subject of this Registration Statement, File No. 33-85496, the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Minnesota Life Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Minnesota Life Variable Universal Life Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Saint Paul, and State of Minnesota, on the 8th day of September, 2003.



                                  MINNESOTA LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                                                    (Registrant)

                              By: MINNESOTA LIFE INSURANCE COMPANY
                                                    (Depositor)

                                  By /s/ Robert L. Senkler
                                     -------------------------------------------
                                                 Robert L. Senkler
                                               Chairman of the Board,
                                        President and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in their capacities with the Depositor and on the date indicated.



Signature                        Title                                Date
---------                        -----                                ----

/s/ Robert L. Senkler                                          September 8, 2003
---------------------------
Robert L. Senkler                Chairman, President and
                                 Chief Executive Officer

*                                Director
---------------------------
Richard H. Anderson

*                                Director
---------------------------
Mary K. Brainerd

*                                Director
---------------------------
John W. Castro


Signature                        Title                                 Date
---------                        -----                                 ----

*                                Director
---------------------------
John E. Gherty

*                                Director
---------------------------
John F. Grundhofer

*                                Director
---------------------------
Robert E. Hunstad

*                                Director
---------------------------
David S. Kidwell, Ph.D.

*                                Director
---------------------------
Reatha C. King, Ph.D.

*                                Director
---------------------------
Dennis E. Prohofsky

*                                Director
---------------------------
Randy F. Wallake

/s/ Gregory S. Strong
---------------------------      Senior Vice President          September 8, 2003
Gregory S. Strong                (chief financial officer)

/s/ Gregory S. Strong
---------------------------      Senior Vice President          September 8, 2003
Gregory S. Strong                (chief accounting officer)

/s/ Dianne M. Orbison
---------------------------      Senior Vice President and      September 8, 2003
Dianne M. Orbison                Treasurer (treasurer)

/s/ Dennis E. Prohofsky
---------------------------      Director and Attorney-in-Fact  September 8, 2003
Dennis E. Prohofsky


* Pursuant to power of attorney dated February 10, 2003, a copy of which is filed herewith.

                                  EXHIBIT INDEX


Exhibit Number      Description of Exhibit
--------------      ----------------------

27(a)               Resolution of the Board of Trustees of The Minnesota Mutual
                    Life Insurance Company dated August 8, 1994, filed as
                    Exhibit A(1) to the Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 2, is hereby incorporated by reference.

27(b)               Not Applicable.

27(c)(1)            Distribution Agreement, filed as Exhibit A (3)(a) to the
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 2, is hereby incorporated by reference.

27(c)(2)            Agent Sales Agreement, filed as Exhibit A(3)(b) to the
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 2, is hereby incorporated by reference.

27(c)(3)            Sales Commission Schedule, filed as Exhibit A(3)(c) to the
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 2, is hereby incorporated by reference.

27(d)(1)            Group Variable Universal Life Policy, form MHC-94-18660 Rev.
                    5-2001, filed as Exhibit A(5)(a) to the Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    9, is hereby incorporated by reference.

27(d)(2)            Group Variable Universal Life Policy Certificate, Level
                    Death Benefit, form MHC-94-18661 Rev. 5-2001, filed as
                    Exhibit A(5)(b) to the Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 9, is hereby incorporated by reference.

27(d)(3)            Group Variable Universal Life Policy Certificate, Variable
                    Death Benefit, form MHC-94-18662 Rev. 5-2001, filed as
                    Exhibit A(5)(c) to the Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 9, is hereby incorporated by reference.

27(d)(4)            Special Rider for use with Group Policy, form MHC-94-18672
                    Rev. 1-95, filed as Exhibit A(5)(d) to the Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    4, is hereby incorporated by reference.

27(d)(5)            Spouse Coverage for use with Group Policy Certificate, Level
                    Death Benefit, form MHC-94-18670 Rev. 5-2001, filed as
                    Exhibit A(5)(e) to the Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 9, is hereby incorporated by reference.

27(d)(6)            Spouse Coverage for use with Group Policy Certificate,
                    Variable Death Benefit, form MHC-94-18671 Rev. 5-2001, filed as Exhibit A(5)(f) to the Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 9, is hereby incorporated by reference.

27(d)(7)            Waiver Agreement, Certificate Supplement, for use with Group
                    Policy, form MHC-94-18676 filed as Exhibit A(5)(g) to


Exhibit Number      Description of Exhibit
--------------      ----------------------

                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 4, is hereby incorporated by reference.

27(d)(8)            Children's Rider, Certificate Supplement, for use with Group
                    Policy, form MHC-94-18679 filed as Exhibit A(5)(h)to
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 4, is hereby incorporated by reference.

27(d)(9)            Accidental Death and Dismemberment Rider, Certificate
                    Supplement, for use with Group Policy, form MHC-94-18680 filed as Exhibit A(5)(i) to Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 4, is hereby incorporated by reference.

27(d)(10)           Accelerated Benefits Agreement, for use with Group Policy, form MHC-94-18677 filed as Exhibit A(5)(j)to Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 6, is hereby incorporated by reference.

27(d)(11)           Accelerated Benefits, Certificate Supplement, for use with
                    Group Policy, form MHC-94-18678 filed as Exhibit A(5)(k) to
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 6, is hereby incorporated by reference.

27(d)(12)           Policy Rider - Children's Benefit, for use with Group
                    Policy, form MHC-94-18681 filed as Exhibit A(5)(l) to
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 4, is hereby incorporated by reference.

27(d)(13)           Policy Rider - Accidental Death and Dismemberment, for use
                    with Group Policy, form MHC-94-18682 filed as Exhibit
                    A(5)(m) to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 4, is hereby incorporated by reference.

27(d)(14)           Policy Rider - Waiver of Premium, for use with Group Policy, form MHC-94-18683 filed as Exhibit A(5)(n) to Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 6, is hereby incorporated by reference.

27(d)(15)           Individual Variable Universal Life Policy, Level Death
                    Benefit, form MHC-94-18665 Rev. 5-2001, filed as Exhibit
                    A(5)(o) to the Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 9, is hereby incorporated by reference.

27(d)(16)           Individual Variable Universal Life Policy, Variable Death
                    Benefit, form MHC-94-18673 Rev. 5-2001, filed as Exhibit
                    A(5)(p) to the Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 9, is hereby incorporated by reference.

27(d)(17)           Individual Policy Rider - Accelerated Benefits Agreement,
                    for use with the Individual Policy, form MHC-94-18686 filed as Exhibit A(5)(q) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby
                    incorporated by reference.

27(d)(18)           Individual Policy Rider - Accidental Death and Dismemberment
                    Benefit, for use with the Individual Policy, form
                    MHC-94-18687 filed as Exhibit A(5)(r) to Registrant's Form
                    S-6, File


Exhibit Number      Description of Exhibit
--------------      ----------------------

                    Number 33-85496, Post-Effective Amendment Number 4, is hereby incorporated by reference.

27(d)(19)           Individual Policy Rider - Waiver Agreement, for use with the
                    Individual Policy, form MHC-94-18688 filed as Exhibit
                    A(5)(s) to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 4, is hereby incorporated by reference.

27(d)(20)           Individual Policy Rider - Children's Benefit, for use with the Individual Policy, form MHC-94-18689 filed as Exhibit
                    A(5)(t) to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 4, is hereby incorporated by reference.

27(d)(21)           Policyholder Contribution Rider, for use with the Group
                    Policy, form MHC-96-18701 filed as Exhibit A(5)(u) to
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 4, is hereby incorporated by reference.

27(d)(22)           Policyholder Contribution Certificate Supplement, for use
                    with the Group Policy, form MHC-96-18702 filed as Exhibit
                    A(5)(v) to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 4, is hereby incorporated by reference.

27(d)(23)           Spouse and Child Term Life Insurance Policy Rider, for use
                    with the Group Policy, form MHC-96-18703 filed as Exhibit
                    A(5)(w) to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 4, is hereby incorporated by reference.

27(d)(24)           Spouse and Child Term Life Insurance Certificate Supplement,
                    for use with the Group Policy, form MHC-96-18704 filed as
                    Exhibit A(5)(x) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby
                    incorporated by reference.

27(d)(25)           Group Variable Universal Life Guaranteed Account Amendment,
                    for use with the Group Policy, form 00-30133 filed as
                    Exhibit A(5)(y) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 7, is hereby
                    incorporated by reference.

27(d)(26)           Group Variable Universal Life Guaranteed Account
                    Endorsement, for use with the Group Policy, form 00-30134
                    filed as Exhibit A(5)(z) to Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 7, is
                    hereby incorporated by reference.

27(d)(27)           Group Variable Universal Life Partial Surrender Amendment,
                    for use with the Group Policy, form 00-30158 filed as
                    Exhibit A(5)(aa) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 7, is hereby
                    incorporated by reference.

27(d)(28)           Group Variable Universal Life Partial Surrender Endorsement,
                    for use with the Group Policy, form 00-30159 filed as
                    Exhibit A(5)(bb) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 7, is hereby
                    incorporated by reference.


Exhibit Number      Description of Exhibit
--------------      ----------------------

27(d)(29)           Variable Universal Life Guaranteed Account Amendment, form
                    01-30390, filed as Exhibit A(5)(cc) to the Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    9, is hereby incorporated by reference.

27(d)(30)           Variable Universal Life Partial Surrender Amendment, form
                    01-30391, filed as Exhibit A(5)(dd) to the Registrant's Form
                    S-6, File Number 33-85496, Post-Effective Amendment Number
                    9, is hereby incorporated by reference.

27(e)(1)            Group Variable Universal Life Policy Application, form
                    MHC-94-18663 Rev. 2-96, filed as Exhibit A(10)(a)(i) to
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 4, is hereby incorporated by reference.

27(e)(2) Group Variable Universal Life Policy, Individual Enrollment, form 00-30198, filed as Exhibit A(10)(a)(ii)to Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 7, is hereby incorporated by reference.

27(e)(3)            Group Variable Universal Life Policy, Evidence of
                    Insurability form, form MHC-94-18669, filed as Exhibit
                    A(10)(a)(v) to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 4, is hereby incorporated by reference.

27(e)(4) Group Variable Universal Life Policy, Spouse Enrollment, form 00-30242, filed as Exhibit A(10)(a)(iv)to Registrant's
                    Form S-6, File Number 33-85496, Post-Effective Amendment
                    Number 7, is hereby incorporated by reference.

27(e)(5) Variable Universal Life Employee Application, form 01-30392, filed as Exhibit A(10)(a)(v)to Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 9, is hereby incorporated by reference.

27(e)(6) Variable Universal Life Spouse Application, form 01-30393, filed as Exhibit A(10)(a)(vi)to Registrant's Form S-6, File
                    Number 33-85496, Post-Effective Amendment Number 9, is hereby incorporated by reference.

27(f)(1) Restated Certificate of Incorporation of the Depositor filed as Exhibit A(6)(a) to Registrant's Form S-6, File Number
                    33-85496, Post-Effective Amendment Number 4, is hereby incorporated by reference.

27(f)(2)            Amended Bylaws of the Depositor filed as Exhibit A(6)(b) to
                    Registrant's Form S-6, File Number 33-85496, Post-Effective
                    Amendment Number 7, is hereby incorporated by reference.

27(g)               Automatic Reinsurance Agreement between Minnesota Life
                    Insurance Company and Swiss Re Life & Health America Inc.
                    filed as Exhibit 27(g) to Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 12, is hereby incorporated by reference.

27(h)(1)(i)         Participation Agreement among Advantus Series Fund, Inc.,
                    Advantus Capital Management, Inc. and Minnesota Life
                    Insurance Company, filed as Exhibit 27(h)(1)(i) to
                    Registrant's Form N-6, File Number 33-85496, Post-Effective
                    Amendment Number 10, is hereby incorporated by reference.

27(h)(1)(ii)        Amendment Number One to the Participation Agreement among
                    Advantus Series Fund, Inc., Advantus Capital Management,
                    Inc. and Minnesota Life Insurance Company, filed as Exhibit
                    27(h)(1)(ii) to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 10, is hereby incorporated by reference.


Exhibit Number      Description of Exhibit
--------------      ----------------------
27(h)(1)(iii)       Amendment Number Two to the Participation Agreement among
                    Advantus Series Fund, Inc., Advantus Capital Management,
                    Inc. and Minnesota Life Insurance Company, filed as Exhibit
                    27(h)(1)(iii) to Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 10, is hereby
                    incorporated by reference.

27(h)(2)(i)         Fund Participation Agreement between Janus Aspen Series,
                    Janus Distributors, Inc. and Minnesota Life Insurance
                    Company, filed as Exhibit 27(h)(2)(i) to Registrant's Form
                    N-6, File Number 33-85496, Post-Effective Amendment Number
                    10, is hereby incorporated by reference.

27(h)(2)(ii)        Addendum Dated May 1, 2000 to Fund Participation Agreement
                    between Janus Aspen Series, Janus Distributors, Inc. and
                    Minnesota Life Insurance Company, filed as Exhibit
                    27(h)(2)(ii) to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 10, is hereby incorporated by reference.

27(h)(2)(iii)       Amendment to Fund Participation Agreement between Janus
                    Aspen Series, Janus Distributors, Inc. and Minnesota Life
                    Insurance Company, filed as Exhibit 27(h)(2)(iii) to
                    Registrant's Form N-6, File Number 33-85496, Post-Effective
                    Amendment Number 10, is hereby incorporated by reference.

27(h)(2)(iv)        Amendment Dated December 1, 2002 to Fund Participation
                    Agreement between Janus Aspen Series, Janus Distributors,
                    Inc. and Minnesota Life Insurance Company, filed as Exhibit
                    27(h)(2)(iv) to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 10, is hereby incorporated by reference.

27(h)(3)(i)         Participation Agreement among Variable Insurance Products
                    Fund, Fidelity Distributors Corporation and Minnesota Life
                    Insurance Company, filed as Exhibit 27(h)(3)(i) to
                    Registrant's Form N-6, File Number 33-85496, Post-Effective
                    Amendment Number 10, is hereby incorporated by reference.

27(h)(3)(ii)        Amendment One to the Participation Agreement among Variable
                    Insurance Products Fund, Fidelity Distributors Corporation
                    and Minnesota Life Insurance Company, filed as Exhibit
                    27(h)(3)(ii) to Registrant's Form N-6, File Number 33-85496,
                    Post-Effective Amendment Number 10, is hereby incorporated by reference.

27(h)(3)(iii)       Second Amendment to Participation Agreement among Variable
                    Insurance Products Fund, Fidelity Distributors Corporation
                    and Minnesota Life Insurance Company, filed as Exhibit
                    27(h)(3)(iii) to Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 10, is hereby
                    incorporated by reference.

27(h)(4)(i)         Participation Agreement among Variable Insurance Products
                    Fund II, Fidelity Distributors Corporation and Minnesota
                    Life Insurance Company, filed as Exhibit 27(h)(4)(i) to
                    Registrant's Form N-6, File Number 33-85496, Post-Effective
                    Amendment Number 10, is hereby incorporated by reference.

27(h)(4)(ii)        Amendment One to the Participation Agreement among Variable
                    Insurance Products Fund II, Fidelity Distributors
                    Corporation and Minnesota Life Insurance Company, filed as
                    Exhibit 27(h)(4)(ii) to Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 10, is hereby
                    incorporated by reference.

27(h)(4)(iii)       Second Amendment to Participation Agreement among Variable
                    Insurance Products Fund II, Fidelity Distributors
                    Corporation and Minnesota Life Insurance Company, filed as
                    Exhibit 27(h)(4)(iii) to Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 10, is hereby
                    incorporated by reference.

27(h)(5)(i)         Participation Agreement among Variable Insurance Products
                    Fund III, Fidelity Distributors Corporation and Minnesota
                    Life Insurance Company, filed as Exhibit 27(h)(5)(i) to
                    Registrant's Form N-6, File Number 33-85496, Post-Effective
                    Amendment Number 10, is hereby incorporated by reference.

27(h)(5)(ii)        First Amendment to Participation Agreement among Variable
                    Insurance Products Fund III, Fidelity Distributors
                    Corporation and Minnesota Life Insurance Company, filed as
                    Exhibit 27(h)(5)(ii) to Registrant's Form N-6, File Number
                    33-85496, Post-Effective Amendment Number 10, is hereby
                    incorporated by reference.

Exhibit Number      Description of Exhibit
--------------      ----------------------

27(h)(6)            Fund Shareholder Services Agreement between Minnesota Life
                    Insurance Company and Ascend Financial Services, Inc. , filed as Exhibit 27(h)(6) to Registrant's Form N-6, File
                    Number 33-85496, Post-Effective Amendment Number 10, is hereby incorporated by reference.

27(i)(1)            Investment Accounting Agreement between Securian Financial
                    Group, Inc. and State Street Bank and Trust Company, previously filed as Exhibit 24(c)8(q) to Variable Annuity
                    Account's Form N-4, File Number 333-91784, Post-Effective
                    Amendment Number 1, is hereby incorporated by reference.

27(i)(2)            Administration Agreement between Securian Financial Group,
                    Inc. and State Street Bank and Trust Company, previously filed as Exhibit 24(c)8(r) to Variable Annuity Account's
                    Form N-4, File Number 333-91784, Post-Effective Amendment
                    Number 1, is hereby incorporated by reference.

27(j)               Not Applicable.

27(k)               Opinion and consent of Donald F. Gruber, Esq., filed as
                    Exhibit C to Registrant's Form S-6, File Number 33-85496,
                    Post-Effective Amendment Number 9, is hereby incorporated by reference.

27(l)               Actuarial opinion of Robert M. Olafson, FSA, MAAA.

27(m)               Calculations.

27(n)               Consent of KPMG LLP.

27(o)               Not Applicable.

27(p)               Not Applicable.

27(q)               Not Applicable.

27(r)               Minnesota Life Insurance Company - Power of Attorney to Sign
                    Registration Statements.